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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [X]

     Pre- Effective Amendment No.                                      [ ]
                                  ----

     Post-Effective Amendment No. 29                                   [X]
                                  --

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
     OF 1940                                                           [X]

     Amendment No. 31                                                  [X]
                   --

                        (Check appropriate box or boxes.)

JANUS ASPEN SERIES
--------------------------------------------------------------------------------
(Exact Name of Registrant as Specified in Charter)

100 Fillmore Street, Denver, Colorado 80206-4928
--------------------------------------------------------------------------------
Address of Principal Executive Offices      (Zip Code)

Registrant's Telephone No., including Area Code:  303-333-3863
                                                --------------------------------

Thomas A. Early - 100 Fillmore Street, Denver, Colorado 80206-4928
--------------------------------------------------------------------------------
(Name and Address of Agent for Service)

Approximate Date of Proposed Offering: May 1, 2002

It is proposed that this filing will become effective (check appropriate box):
       [ ]  immediately upon filing pursuant to paragraph (b) of Rule 485
       [X]  on May 1, 2002, pursuant to paragraph (b) of Rule 485
       [ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485
       [ ]  on (date) pursuant to paragraph (a)(1) of Rule 485
       [ ]  75 days after filing pursuant to paragraph (a)(2) of Rule 485 on
            (date)
       [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
       [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                                May 1, 2002

                                                Growth Portfolio
                                                Aggressive Growth Portfolio
                                                Capital Appreciation Portfolio
                                                Strategic Value Portfolio
                                                Core Equity Portfolio
                                                (Formerly Equity Income
                                                Portfolio)
                                                Balanced Portfolio
                                                Growth and Income Portfolio
                                                International Growth Portfolio
                                                Worldwide Growth Portfolio
                                                Global Life Sciences Portfolio
                                                Global Technology Portfolio
                                                Flexible Income Portfolio
                                                Money Market Portfolio

                               JANUS ASPEN SERIES
                              INSTITUTIONAL SHARES

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

    [JANUS LOGO]

                This prospectus describes thirteen series (the "Portfolios") with a variety of investment objectives, including growth of capital, current income and a combination of growth and income. Each Portfolio of Janus Aspen Series currently offers one or more classes of shares. The Institutional Shares (the "Shares") are sold under the name of "Janus Aspen Series" and are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

                Janus Aspen Series sells and redeems its Shares at net asset value without sales charges or commissions. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

                This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                RISK/RETURN SUMMARY
                   Equity Portfolios........................................    2
                   Flexible Income Portfolio................................   16
                   Money Market Portfolio...................................   18
                   Fees and expenses........................................   20
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
                RISKS
                   Equity Portfolios........................................   22
                   Flexible Income Portfolio................................   28
                   General portfolio policies of the Portfolios other than
                   Money Market Portfolio...................................   30
                   Risks for Equity Portfolios..............................   32
                   Risks for Flexible Income Portfolio......................   33
                   Risks Common to All Non-Money Market Portfolios..........   34
                   Money Market Portfolio...................................   36
                MANAGEMENT OF THE PORTFOLIOS
                   Investment adviser.......................................   39
                   Management expenses......................................   40
                   Portfolio managers.......................................   41
                OTHER INFORMATION...........................................   44
                DISTRIBUTIONS AND TAXES
                   Distributions............................................   45
                   Portfolios other than Money Market Portfolio.............   45
                   Money Market Portfolio...................................   45
                   Taxes....................................................   45
                SHAREHOLDER'S GUIDE
                   Pricing of portfolio shares..............................   47
                   Purchases................................................   47
                   Redemptions..............................................   48
                   Excessive trading........................................   48
                   Shareholder communications...............................   48
                FINANCIAL HIGHLIGHTS........................................   49
                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities...............................   62
                   Futures, options and other derivatives...................   64
                   Other investments, strategies and/or techniques..........   64
                EXPLANATION OF RATING CATEGORIES............................   66


                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

EQUITY PORTFOLIOS

          The Equity Portfolios are designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although Balanced Portfolio and Growth and Income Portfolio may also emphasize varying degrees of income, they are not designed for investors who desire a consistent level of income.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE EQUITY PORTFOLIOS?

--------------------------------------------------------------------------------

          DOMESTIC EQUITY PORTFOLIOS

          - GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          - AGGRESSIVE GROWTH PORTFOLIO, CAPITAL APPRECIATION PORTFOLIO, STRATEGIC VALUE PORTFOLIO AND CORE EQUITY PORTFOLIO seek long-term growth of capital.

          - BALANCED PORTFOLIO seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

          - GROWTH AND INCOME PORTFOLIO seeks long-term capital growth and current income.

          GLOBAL/INTERNATIONAL EQUITY PORTFOLIOS

          - INTERNATIONAL GROWTH PORTFOLIO, GLOBAL LIFE SCIENCES PORTFOLIO AND GLOBAL TECHNOLOGY PORTFOLIO seek long-term growth of capital.

          - WORLDWIDE GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          The Portfolios' Trustees may change these objectives or the Portfolios' principal investment policies without a shareholder vote. The Portfolios will notify you at least 60 days before making any changes to their objectives or principal investment policies. If there is a material change to a Portfolio's objective or principal investment policies, you should consider whether that Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE EQUITY PORTFOLIOS?

          The portfolio managers apply a "bottom up" approach in choosing investments. In other words, they look at companies one at a time to determine if a company is an attractive investment opportunity and is consistent with a Portfolio's investment policies. If a portfolio manager is unable to find investments with earnings growth potential, a significant portion of a Portfolio's assets may be in cash or similar investments.

          Within the parameters of its specific investment policies discussed below, each Portfolio may invest without limit in foreign equity and debt securities.

          Within the parameters of its specific investment policies discussed below, each Portfolio will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets (20% for Core Equity Portfolio).

          GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

 2 Janus Aspen Series

          AGGRESSIVE GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies.

          CAPITAL APPRECIATION PORTFOLIO invests primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

          STRATEGIC VALUE PORTFOLIO invests primarily in common stocks with the potential for long-term growth of capital using a "value" approach. The "value" approach emphasizes investments in companies the portfolio manager believes are undervalued relative to their intrinsic worth.

          CORE EQUITY PORTFOLIO invests, under normal circumstances, at least 80% of its net assets in equity securities selected for their growth potential. Eligible equity securities include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks such as convertible preferred stocks, bonds and debentures; and other securities with equity characteristics. The Portfolio may invest in companies of any size.

          BALANCED PORTFOLIO normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio will normally invest at least 25% of its assets in fixed-income senior securities.

          GROWTH AND INCOME PORTFOLIO normally emphasizes investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential.

          INTERNATIONAL GROWTH PORTFOLIO invests, under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

          WORLDWIDE GROWTH PORTFOLIO invests primarily in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

          GLOBAL LIFE SCIENCES PORTFOLIO invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. It implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. As a fundamental policy, the Portfolio normally invests at least 25% of its total assets, in the aggregate, in the following industry groups: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology.

          GLOBAL TECHNOLOGY PORTFOLIO invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. It implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential.

          For purposes of Core Equity Portfolio's, International Growth Portfolio's, Global Life Sciences Portfolio's and Global Technology Portfolio's 80% policies, net assets will take into account borrowings for investment purposes.

                                                          Risk return summary  3

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE EQUITY PORTFOLIOS?

          The biggest risk is that the Portfolios' returns may vary, and you could lose money. The Equity Portfolios are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

          The value of a Portfolio's holdings may decrease if the value of an individual company in the portfolio decreases or, in the case of Strategic Value Portfolio, if the portfolio manager's belief about a company's intrinsic worth is incorrect. The value of a Portfolio's holdings could also decrease if the stock market goes down. If the value of a Portfolio's holdings decreases, that Portfolio's net asset value (NAV) will also decrease, which means if you sell your shares in a Portfolio you may get back less money.

          The income component of BALANCED PORTFOLIO'S AND GROWTH AND INCOME PORTFOLIO'S holdings includes fixed-income securities. A fundamental risk of these securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Portfolio's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.

          GLOBAL LIFE SCIENCES PORTFOLIO concentrates its investments in related industry groups. Because of this, companies in its portfolio may share common characteristics and react similarly to market developments. For example, many companies with a life science orientation are highly regulated and may be dependent upon certain types of technology. As a result, changes in government funding or subsidies, new or anticipated legislative changes, or technological advances could affect the value of such companies and, therefore, the Portfolio's NAV. The Portfolio's returns may be more volatile than those of a less concentrated portfolio.

          Although GLOBAL TECHNOLOGY PORTFOLIO does not concentrate its investments in specific industries, it may invest in companies related in such a way that they react similarly to certain market pressures. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in the portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in the Portfolio's portfolio may become rapidly obsolete or have relatively short product cycles. As a result, the Portfolio's returns may be considerably more volatile than the returns of a fund that does not invest in similarly related companies.

          INTERNATIONAL GROWTH PORTFOLIO, WORLDWIDE GROWTH PORTFOLIO, GLOBAL LIFE SCIENCES PORTFOLIO AND GLOBAL TECHNOLOGY PORTFOLIO may have significant exposure to foreign markets. As a result, their returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

          AGGRESSIVE GROWTH PORTFOLIO, CAPITAL APPRECIATION PORTFOLIO, STRATEGIC VALUE PORTFOLIO, GLOBAL LIFE SCIENCES PORTFOLIO AND GLOBAL TECHNOLOGY PORTFOLIO intend to operate as nondiversified portfolios. This means they may hold larger positions in a smaller number of securities than a diversified portfolio. As a result, a single security's increase or decrease in value may have a greater impact on a Portfolio's NAV and total return.

          An investment in these Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 4 Janus Aspen Series

          The following information provides some indication of the risks of investing in the Equity Portfolios by showing how each of the Equity Portfolios' performance has varied over time. The bar charts depict the change in performance from year to year during the periods indicated. The tables compare the average annual returns for the Shares of each Portfolio for the periods indicated to a broad-based securities market index.

           GROWTH PORTFOLIO - INSTITUTIONAL SHARES

                Annual returns for periods ended 12/31

                        2.76%            30.17%       18.45%       22.75%       35.66%       43.98%      (14.55%)     (24.73%)
                        1994              1995         1996         1997         1998         1999         2000         2001

                Best Quarter:  4th-1998  27.71%  Worst Quarter:  3rd-2001  (24.79%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                              Since Inception
                                                                        1 year     5 years       (9/13/93)
                Growth Portfolio - Institutional Shares                 (24.73%)    9.05%         11.83%
                S&P 500 Index*                                          (11.88%)   10.70%         13.70%
                                                                        --------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

                                                          Risk return summary  5

           AGGRESSIVE GROWTH PORTFOLIO - INSTITUTIONAL SHARES

                Annual returns for periods ended 12/31

                       16.33%            27.48%       7.95%        12.66%       34.26%      125.40%      (31.82%)     (39.45%)
                        1994              1995         1996         1997         1998         1999         2000         2001

                Best Quarter:  4th-1999  59.34%  Worst Quarter:  1st-2001  (32.12%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                              Since Inception
                                                                        1 year     5 years       (9/13/93)
                Aggressive Growth Portfolio - Institutional Shares      (39.45%)    7.08%         12.51%
                S&P MidCap 400 Index*                                    (0.62%)   16.11%         15.59%
                                                                        --------------------------------

           * The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

 6 Janus Aspen Series

           CAPITAL APPRECIATION PORTFOLIO - INSTITUTIONAL SHARES

                Annual returns for periods ended 12/31

                        58.11%                  67.00%                 (18.18%)                (21.67%)
                         1998                    1999                    2000                    2001

                Best Quarter:  4th-1999  41.77%  Worst Quarter:  3rd-2001  (18.70%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                         Since Inception
                                                                              1 year        (5/1/97)
                Capital Appreciation Portfolio - Institutional Shares         (21.67%)       17.73%
                S&P 500 Index*                                                (11.88%)        9.51%
                                                                              ---------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

                                                          Risk return summary  7

           STRATEGIC VALUE PORTFOLIO - INSTITUTIONAL SHARES

                Annual returns for periods ended 12/31

                                                                                 (8.12%)
                                                                                  2001

                Best Quarter:  4th-2001  12.00%  Worst Quarter:  3rd-2001  (16.21%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                         Since Inception
                                                                              1 year        (5/1/00)
                Strategic Value Portfolio - Institutional Shares               (8.12%)        (4.84%)
                S&P 500 Index+                                                (11.88%)       (12.05%)
                                                                              -----------------------

          + The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

 8 Janus Aspen Series

           CORE EQUITY PORTFOLIO* - INSTITUTIONAL SHARES

                Annual returns for periods ended 12/31

                        46.24%                  41.58%                  (8.07%)                (11.75%)
                         1998                    1999                    2000                    2001

                Best Quarter:  4th-1998  28.51%  Worst Quarter:  3rd-2001  (14.37%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                         Since Inception
                                                                              1 year        (5/1/97)
                Core Equity Portfolio - Institutional Shares                  (11.75%)        19.12%
                S&P 500 Index+                                                (11.88%)         9.51%
                                                                              ----------------------

          * Formerly, Equity Income Portfolio.
          + The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

                                                          Risk return summary  9

           BALANCED PORTFOLIO - INSTITUTIONAL SHARES

                Annual returns for periods ended 12/31

                        0.84%            24.79%       16.18%       22.10%       34.28%       26.76%      (2.27%)      (4.66%)
                        1994              1995         1996         1997         1998         1999         2000         2001

                Best Quarter:  4th-1998  20.32%  Worst Quarter:  3rd-2001  (5.87%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                              Since Inception
                                                                        1 year     5 years       (9/13/93)
                Balanced Portfolio - Institutional Shares                (4.66%)   14.13%         14.31%
                S&P 500 Index*                                          (11.88%)   10.70%         13.70%
                Lehman Brothers Gov't/Credit Index**                      8.50%     7.37%          6.53%
                                                                        --------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks,
             a widely recognized, unmanaged index of common stock prices.
          ** Lehman Brothers Gov't/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.

 10 Janus Aspen Series

           GROWTH AND INCOME PORTFOLIO - INSTITUTIONAL SHARES

                Annual returns for periods ended 12/31

                            74.04%                        (14.10%)                       (13.37%)
                             1999                           2000                           2001

                Best Quarter:  4th-1999  38.39%  Worst Quarter:  3rd-2001  (15.32%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                         Since Inception
                                                                              1 year        (5/1/98)
                Growth and Income Portfolio - Institutional Shares           (13.37%)        12.72%
                S&P 500 Index*                                               (11.88%)         2.20%
                                                                             ----------------------

          * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

                                                         Risk return summary  11

           INTERNATIONAL GROWTH PORTFOLIO - INSTITUTIONAL SHARES

                Annual returns for periods ended 12/31

                       23.15%            34.71%        18.51%        17.23%        82.27%       (15.94%)      (23.23%)
                        1995              1996          1997          1998          1999          2000          2001

                Best Quarter:  4th-1999  58.48%  Worst Quarter:  3rd-2001  (20.38%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                              Since Inception
                                                                        1 year     5 years       (5/2/94)
                International Growth Portfolio - Institutional Shares   (23.23%)   10.32%         13.47%
                Morgan Stanley Capital International EAFE(R) Index*     (21.44%)    0.89%          2.76%
                                                                        --------------------------------

           * The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East.

 12 Janus Aspen Series

           WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES

                Annual returns for periods ended 12/31

                        1.53%            27.37%       29.04%       22.15%       28.92%       64.45%      (15.67%)     (22.44%)
                        1994              1995         1996         1997         1998         1999         2000         2001

                Best Quarter:  4th-1999  42.24%  Worst Quarter:  3rd-2001  (20.49%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                              Since Inception
                                                                        1 year     5 years       (9/13/93)
                Worldwide Growth Portfolio - Institutional Shares       (22.44%)   11.12%         15.75%
                Morgan Stanley Capital International World Index*       (16.82%)    5.37%          7.91%
                                                                        --------------------------------

           * The Morgan Stanley Capital International World Index is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region.

                                                         Risk return summary  13

           GLOBAL LIFE SCIENCES PORTFOLIO - INSTITUTIONAL SHARES

                Annual returns for periods ended 12/31

                                                                                (16.43%)
                                                                                  2001

                Best Quarter:  2nd-2001  12.81%  Worst Quarter:  1st-2001  (25.35%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                         Since Inception
                                                                              1 year        (1/18/00)
                Global Life Sciences Portfolio - Institutional Shares         (16.43%)       (11.96%)
                S&P 500 Index*                                                (11.88%)       (10.34%)
                                                                              -----------------------

          * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

 14 Janus Aspen Series

           GLOBAL TECHNOLOGY PORTFOLIO - INSTITUTIONAL SHARES

                Annual returns for periods ended 12/31

                                                                                (37.07%)
                                                                                  2001

                Best Quarter:  4th-2001  31.10%  Worst Quarter:  3rd-2001  (35.42%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                         Since Inception
                                                                              1 year        (1/18/00)
                Global Technology Portfolio - Institutional Shares            (37.07%)       (36.24%)
                S&P 500 Index*                                                (11.88%)       (10.34%)
                                                                              -----------------------

          * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

          The Equity Portfolios' past performance does not necessarily indicate how they will perform in the future.

                                                         Risk return summary  15

FLEXIBLE INCOME PORTFOLIO

          Flexible Income Portfolio is designed for long-term investors who primarily seek total return.

1. WHAT IS THE INVESTMENT OBJECTIVE OF FLEXIBLE INCOME PORTFOLIO?

--------------------------------------------------------------------------------

          FLEXIBLE INCOME PORTFOLIO seeks to obtain maximum total return, consistent with preservation of capital.

          The Portfolio's Trustees may change this objective without a shareholder vote. The Portfolio will notify you at least 60 days before making any material changes to its objective or principal investment policies. If there is a material change to the Portfolio's objective or principal investment policies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF FLEXIBLE INCOME PORTFOLIO?

          In addition to considering economic factors such as the effect of interest rates on the Portfolio's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that he looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and is consistent with the Portfolio's investment policies. If the portfolio manager is unable to find such investments, the Portfolio's assets may be in cash or similar investments.

          Within the parameters of its specific investment policies discussed below, the Portfolio may invest without limit in foreign debt and equity securities.

          Flexible Income Portfolio invests primarily in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. As a fundamental policy, the Portfolio will invest at least 80% of its assets in income-producing securities. The Portfolio may own an unlimited amount of high-yield/high-risk bonds.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN FLEXIBLE INCOME PORTFOLIO?

          Although the Portfolio may be less volatile than funds that invest most of their assets in common stocks, the Portfolio's returns and yields will vary, and you could lose money.

          The Portfolio invests in a variety of fixed-income securities. A fundamental risk of these securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Portfolio's net asset value (NAV) will likewise decrease. Another fundamental risk associated with the Portfolio is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. In addition, default risk, the risk that an issuer will not be able to pay interest and principal when due, is a fundamental risk associated with the Portfolio.

          The Portfolio may invest to some extent in high-yield/high-risk bonds, also known as "junk" bonds. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. Because of these factors, the performance and NAV of the Portfolio may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

 16 Janus Aspen Series

          An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          The following information provides some indication of the risks of investing in Flexible Income Portfolio by showing how the Portfolio's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the average annual returns for the Shares of the Portfolio for the periods indicated to a broad-based securities market index.

           FLEXIBLE INCOME PORTFOLIO - INSTITUTIONAL SHARES

                Annual returns for periods ended 12/31

                       (0.91%)           23.86%       9.19%        11.76%       9.11%        1.60%        6.25%        7.74%
                        1994              1995         1996         1997         1998         1999         2000         2001

                Best Quarter:  2nd-1995  6.71%  Worst Quarter:  2nd-1999  (1.21%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                              Since Inception
                                                                         1 year    5 years       (9/13/93)
                Flexible Income Portfolio - Institutional Shares          7.74%     7.24%          8.14%
                Lehman Brothers Gov't/Credit Index*                       8.50%     7.37%          6.53%
                                                                          ------------------------------

           * Lehman Brothers Gov't/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.

          Flexible Income Portfolio's past performance does not necessarily indicate how it will perform in the future.

                                                         Risk return summary  17

MONEY MARKET PORTFOLIO

          Money Market Portfolio is designed for investors who seek current income.

1. WHAT IS THE INVESTMENT OBJECTIVE OF MONEY MARKET PORTFOLIO?

--------------------------------------------------------------------------------

          MONEY MARKET PORTFOLIO seeks maximum current income to the extent consistent with stability of capital.

          The Portfolio's Trustees may change this objective without a shareholder vote. The Portfolio will notify you at least 60 days before making any material changes to its objective or principal investment policies. If there is a material change to the Portfolio's objective or principal investment policies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF MONEY MARKET PORTFOLIO?


          Money Market Portfolio will invest only in high-quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital Management LLC ("Janus Capital"). The Portfolio invests primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.


3. WHAT ARE THE MAIN RISKS OF INVESTING IN MONEY MARKET PORTFOLIO?

          The Portfolio's yields will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of the Portfolio's yield may be eroded by inflation. Although Money Market Portfolio invests only in high-quality, short-term money market instruments, there is a risk that the value of the securities it holds will fall as a result of changes in interest rates, an issuer's actual or perceived creditworthiness or an issuer's ability to meet its obligations.

          An investment in Money Market Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

 18 Janus Aspen Series

          The following information provides some indication of the risks of investing in Money Market Portfolio by showing how the performance of Money Market Portfolio has varied over time. The bar chart depicts the change in performance from year to year.

           MONEY MARKET PORTFOLIO - INSTITUTIONAL SHARES

                Annual returns for periods ended 12/31

                        5.05%              5.17%           5.36%           4.98%           6.29%           4.22%
                        1996               1997            1998            1999            2000            2001

                Best Quarter:  4th-2000  1.63%  Worst Quarter:  4th-2001  0.67%

          The 7-day yield for the Portfolio's Shares on December 31, 2001 was 2.08%. For the Portfolio's current yield, call the Janus XpressLine(TM) at 1-888-979-7737.

          Money Market Portfolio's past performance does not necessarily indicate how it will perform in the future.

                                                         Risk return summary  19

FEES AND EXPENSES

          SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. The Janus funds are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Portfolios. However, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

          ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example on the next page shows, these costs are borne indirectly by all shareholders.

 20 Janus Aspen Series

          This table and example are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the fees and expenses that you may pay as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT.

                                                                   Total Annual Fund                    Total Annual Fund
                                           Management    Other     Operating Expenses                   Operating Expenses
                                              Fee       Expenses    Without Waivers*    Total Waivers     With Waivers*
    Growth Portfolio                         0.65%       0.01%            0.66%               N/A              0.66%
    Aggressive Growth Portfolio              0.65%       0.02%            0.67%               N/A              0.67%
    Capital Appreciation Portfolio           0.65%       0.01%            0.66%               N/A              0.66%
    Strategic Value Portfolio                0.65%       0.69%            1.34%             0.09%              1.25%
    Core Equity Portfolio**                  0.65%       0.48%            1.13%               N/A              1.13%
    Balanced Portfolio                       0.65%       0.01%            0.66%               N/A              0.66%
    Growth and Income Portfolio              0.65%       0.05%            0.70%               N/A              0.70%
    International Growth Portfolio           0.65%       0.06%            0.71%               N/A              0.71%
    Worldwide Growth Portfolio               0.65%       0.04%            0.69%               N/A              0.69%
    Global Life Sciences Portfolio           0.65%       0.16%            0.81%               N/A              0.81%
    Global Technology Portfolio              0.65%       0.03%            0.68%               N/A              0.68%
    Flexible Income Portfolio                0.64%       0.03%            0.67%               N/A              0.67%
    Money Market Portfolio                   0.25%       0.09%            0.34%               N/A              0.34%

--------------------------------------------------------------------------------
    * Expenses are based upon expenses for the year ended December 31, 2001. Expenses are stated both with and without contractual waivers by Janus Capital. Waivers, if applicable, are first applied against the management fee and then against other expenses, and will continue until at least the next annual renewal of the advisory agreements. All expenses are shown without the effect of any expense offset arrangements.
   ** Formerly, Equity Income Portfolio.
--------------------------------------------------------------------------------

   EXAMPLE:
   THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS (IF ANY). This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolios' operating expenses remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 Year     3 Years    5 Years    10 Years
                                                                  -----------------------------------------
    Growth Portfolio                                               $ 67       $211       $368       $  822
    Aggressive Growth Portfolio                                    $ 68       $214       $373       $  835
    Capital Appreciation Portfolio                                 $ 67       $211       $368       $  822
    Strategic Value Portfolio                                      $136       $425       $734       $1,613
    Core Equity Portfolio+                                         $115       $359       $622       $1,375
    Balanced Portfolio                                             $ 67       $211       $368       $  822
    Growth and Income Portfolio                                    $ 72       $224       $390       $  871
    International Growth Portfolio                                 $ 73       $227       $395       $  883
    Worldwide Growth Portfolio                                     $ 70       $221       $384       $  859
    Global Life Sciences Portfolio                                 $ 83       $259       $450       $1,002
    Global Technology Portfolio                                    $ 69       $218       $379       $  847
    Flexible Income Portfolio                                      $ 68       $214       $373       $  835
    Money Market Portfolio                                         $ 35       $109       $191       $  431

   + Formerly, Equity Income Portfolio.

                                                         Risk return summary  21

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

          Each of the Portfolios has a similar investment objective and similar principal investment strategies to a Janus retail fund:

                  Growth Portfolio                                                 Janus Fund
                  Aggressive Growth Portfolio                           Janus Enterprise Fund
                  Capital Appreciation Portfolio                            Janus Twenty Fund
                  Strategic Value Portfolio                        Janus Strategic Value Fund
                  Core Equity Portfolio                                Janus Core Equity Fund
                  Balanced Portfolio                                      Janus Balanced Fund
                  Growth and Income Portfolio                    Janus Growth and Income Fund
                  International Growth Portfolio                          Janus Overseas Fund
                  Worldwide Growth Portfolio                             Janus Worldwide Fund
                  Global Life Sciences Portfolio              Janus Global Life Sciences Fund
                  Global Technology Portfolio                    Janus Global Technology Fund
                  Flexible Income Portfolio                        Janus Flexible Income Fund
                  Money Market Portfolio                              Janus Money Market Fund

          Although it is anticipated that each Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of each Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.

EQUITY PORTFOLIOS

          This section takes a closer look at the investment objectives of each of the Equity Portfolios, their principal investment strategies and certain risks of investing in the Equity Portfolios. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

DOMESTIC EQUITY PORTFOLIOS

          GROWTH PORTFOLIO
          Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          AGGRESSIVE GROWTH PORTFOLIO
          Aggressive Growth Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the S&P MidCap 400 Index. Market capitalization is a commonly

 22 Janus Aspen Series
          used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 2001, they ranged from approximately $225 million to $10.5 billion.

          CAPITAL APPRECIATION PORTFOLIO
          Capital Appreciation Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

          STRATEGIC VALUE PORTFOLIO
          Strategic Value Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks with the potential for long-term growth of capital using a "value" approach. The "value" approach the portfolio manager uses emphasizes investments in companies he believes are undervalued relative to their intrinsic worth.

          The portfolio manager measures value as a function of price/free cash flow. Price/free cash flow is the relationship between the price of a stock and its available cash from operations minus capital expenditures.

          The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.

          CORE EQUITY PORTFOLIO
          Core Equity Portfolio seeks long-term growth of capital. It pursues its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities selected for their growth potential. Eligible securities include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks such as convertible preferred stocks, bonds and debentures; and other securities with equity characteristics.

          BALANCED PORTFOLIO
          Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Portfolio normally invests at least 25% of its assets in fixed-income senior securities.

          GROWTH AND INCOME PORTFOLIO
          Growth and Income Portfolio seeks long-term capital growth and current income. It pursues its objective by normally emphasizing investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential. Equity securities may make up part of this income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments. Because of this investment strategy, the Portfolio is not designed for investors who need consistent income.

            Investment objectives, principal investment strategies and risks  23

GLOBAL/INTERNATIONAL EQUITY PORTFOLIOS

          INTERNATIONAL GROWTH PORTFOLIO
          International Growth Portfolio seeks long-term growth of capital. It invests, under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

          WORLDWIDE GROWTH PORTFOLIO
          Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

          GLOBAL LIFE SCIENCES PORTFOLIO
          Global Life Sciences Portfolio seeks long-term growth of capital. It invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the "life sciences" relate to maintaining or improving quality of life. So, for example, companies with a "life science orientation" include companies engaged in research, development, production or distribution of products or services, related to health and personal care, medicine or pharmaceuticals. It implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. As a fundamental policy, the Portfolio normally invests at least 25% of its total assets, in the aggregate, in the following industry groups: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology.

          GLOBAL TECHNOLOGY PORTFOLIO
          Global Technology Portfolio seeks long-term growth of capital. It invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories:

          a. Companies that the portfolio manager believes have or will develop products, processes or services that will provide significant technological advancements or improvements; and

          b. Companies that the portfolio manager believes rely extensively on technology in connection with their operations or services.

          It implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential.

 24 Janus Aspen Series

The following questions and answers are designed to help you better understand the Equity Portfolios' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

          Consistent with its investment objective and policies, each of the Portfolios may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

          In the case of Strategic Value Portfolio, the portfolio manager will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. This "value" approach emphasizes investments in companies that the portfolio manager believes are undervalued relative to their intrinsic worth and have the potential for long term growth of capital.

          Balanced Portfolio and Growth and Income Portfolio may each emphasize varying degrees of income. Realization of income is not a significant consideration when choosing investments for the other Portfolios. Income realized on the Portfolios' investments may be incidental to their objectives. In the case of Balanced Portfolio and Growth and Income Portfolio, a portfolio manager may consider dividend-paying characteristics to a greater degree in selecting common stock.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

          Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest and the Portfolios may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

          Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for Aggressive Growth Portfolio. The other Equity Portfolios offered by this Prospectus do not emphasize companies of any particular size.

4. HOW DOES THE PORTFOLIO MANAGER OF STRATEGIC VALUE PORTFOLIO DETERMINE THAT A COMPANY MAY BE UNDERVALUED?

          A company may be undervalued when, in the opinion of the portfolio manager, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return of equity. The portfolio manager believes that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Portfolio than those obtained by paying premium prices for companies currently in favor in the market.

            Investment objectives, principal investment strategies and risks  25

5. HOW DO BALANCED PORTFOLIO AND GROWTH AND INCOME PORTFOLIO DIFFER FROM EACH OTHER?

          Growth and Income Portfolio places a greater emphasis on growth stocks and may derive a greater portion of its income from dividend-paying common stocks. Because of these factors, its NAV can be expected to fluctuate more than Balanced Portfolio. Balanced Portfolio places a greater emphasis on the income component of its portfolio and invests to a greater degree in securities selected primarily for their income potential. As a result it is expected to be less volatile than Growth and Income Portfolio.

6. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF BALANCED PORTFOLIO'S AND GROWTH AND INCOME PORTFOLIO'S HOLDINGS?

          Balanced Portfolio and Growth and Income Portfolio shift assets between the growth and income components of their holdings based on the portfolio managers' analysis of relevant market, financial and economic conditions. If a portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, that Portfolio will place a greater emphasis on the growth component.

7. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF BALANCED PORTFOLIO'S AND GROWTH AND INCOME PORTFOLIO'S HOLDINGS?

          The growth component of these portfolios is expected to consist primarily of common stocks, but may also include preferred stocks or convertible securities selected primarily for their growth potential.

8. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF BALANCED PORTFOLIO'S AND GROWTH AND INCOME PORTFOLIO'S HOLDINGS?

          The income component of Balanced Portfolio's and Growth and Income Portfolio's holdings will consist of securities that a portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of a Portfolio if they currently pay dividends or a portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

9. HOW DO INTEREST RATES AFFECT THE VALUE OF MY BALANCED PORTFOLIO OR GROWTH AND INCOME PORTFOLIO INVESTMENT?

          The income component of Balanced Portfolio's and Growth and Income Portfolio's holdings includes fixed-income securities. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

10. WHAT DOES "LIFE SCIENCE ORIENTATION" MEAN IN RELATION TO GLOBAL LIFE SCIENCES PORTFOLIO?

          Generally speaking, the "life sciences" relate to maintaining or improving quality of life. So, for example, companies with a "life science orientation" include companies engaged in research, development, production or distribution of products or services related to health and personal care, medicine or pharmaceuticals. Life science oriented companies also include companies that the portfolio manager believes have growth potential primarily as a result of particular products, technology, patents or other market advantages in the life sciences. Life sciences encompass a variety of industries, including health care, nutrition, agriculture, medical diagnostics, nuclear and biochemical research and development and health care facilities ownership and operation.

 26 Janus Aspen Series

11. WHAT IS GLOBAL TECHNOLOGY PORTFOLIO'S INDUSTRY POLICY?

          Global Technology Portfolio will not concentrate its investments in any particular industry or group of related industries. As a result, its portfolio manager may have more flexibility to find companies that he believes will benefit from advances or improvements in technology in a number of industries. Nevertheless, the Portfolio may hold a significant portion of its assets in industries such as: aerospace/defense; biotechnology; computers; office/business equipment; semiconductors; software; telecommunications; and telecommunications equipment.

            Investment objectives, principal investment strategies and risks  27

FLEXIBLE INCOME PORTFOLIO

          This section takes a closer look at the investment objective of Flexible Income Portfolio, its principal investment strategies and certain risks of investing in Flexible Income Portfolio. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

          In addition to considering economic factors such as the effect of interest rates on the Portfolio's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the portfolio manager looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and consistent with the Portfolio's investment policies. If the portfolio manager is unable to find such investments, much of the Portfolio's assets may be in cash or similar investments.

          Flexible Income Portfolio seeks to obtain maximum total return, consistent with preservation of capital. It pursues its objective by primarily investing in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. As a fundamental policy, the Portfolio will invest at least 80% of its assets in income-producing securities. The Portfolio may own an unlimited amount of high-yield/high-risk bonds. This Portfolio generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

The following questions and answers are designed to help you better understand Flexible Income Portfolio's principal investment strategies.

1. HOW DO INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?


          Generally, a fixed income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.


2. HOW DOES FLEXIBLE INCOME PORTFOLIO MANAGE INTEREST RATE RISK?

          The portfolio manager may vary the average-weighted effective maturity of the Portfolio to reflect his analysis of interest rate trends and other factors. The Portfolio's average-weighted effective maturity will tend to be shorter when the portfolio manager expects interest rates to rise and longer when the portfolio manager expects interest rates to fall. The Portfolio may also use futures, options and other derivatives to manage interest rate risk.

3. WHAT IS MEANT BY THE PORTFOLIO'S "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?

          The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by

 28 Janus Aspen Series
          averaging the effective maturity of bonds held by the Portfolio with each effective maturity "weighted" according to the percentage of net assets that it represents.

4. WHAT IS MEANT BY THE PORTFOLIO'S "DURATION"?

          A bond's duration indicates the time it will take an investor to recoup his investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by the Portfolio with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, the Portfolio's duration is usually shorter than its average maturity.

5. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

          A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

            Investment objectives, principal investment strategies and risks  29

GENERAL PORTFOLIO POLICIES OF THE PORTFOLIOS OTHER THAN MONEY MARKET PORTFOLIO

          Unless otherwise stated, each of the following policies applies to all of the Portfolios other than Money Market Portfolio. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

          CASH POSITION
          When a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Portfolios' cash or similar investments may increase. In other words, the Portfolios do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Portfolio's cash position to, for example, protect its assets, maintain liquidity or meet unusually large redemptions. A Portfolio's cash position may also increase temporarily due to unusually large cash inflows. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly. When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

          OTHER TYPES OF INVESTMENTS
          The Equity Portfolios invest primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks and securities convertible into common or preferred stocks. To a lesser degree, the Portfolios may invest in other types of domestic and foreign securities and use other investment strategies, which are described in the Glossary. These may include:

          - debt securities

          - indexed/structured securities

          - high-yield/high-risk bonds (less than 20% of Core Equity Portfolio's assets and less than 35% of each other Portfolio's assets)

          - options, futures, forwards, swaps and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

          - short sales (no more than 8% of a Portfolio's assets may be invested in "naked" short sales)

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          Flexible Income Portfolio invests primarily in fixed-income securities which may include corporate bonds and notes, government securities, preferred stock, high-yield/high-risk bonds and municipal obligations. To a lesser degree, Flexible Income Portfolio may invest in other types of domestic and foreign securities and use other investment strategies, which are described in the Glossary. These securities may include:

          - common stocks

          - mortgage- and asset-backed securities

          - zero coupon, pay-in-kind and step coupon securities

 30 Janus Aspen Series

          - options, futures, forwards, swaps and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          ILLIQUID INVESTMENTS
          Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

          FOREIGN SECURITIES
          Within the parameters of its specific investment policies, each Portfolio may invest without limit in foreign equity and debt securities. The Portfolios may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

          SPECIAL SITUATIONS

          Each Portfolio may invest in special situations. A special situation arises when, in the opinion of a portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.


          PORTFOLIO TURNOVER
          The Portfolios generally intend to purchase securities for long-term investment, although, to the extent permitted by its specific investment policies, each Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. Changes are made in a Portfolio's holdings whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

          Flexible Income Portfolio has historically had relatively high portfolio turnover due to the nature of the securities in which it invests. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance. The Financial Highlights section of this Prospectus shows the Portfolios' historical turnover rates.

            Investment objectives, principal investment strategies and risks  31

RISKS FOR EQUITY PORTFOLIOS

          Because the Portfolios may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease. A Portfolio's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. A Portfolio may not experience similar performance as its assets grow. Global Life Sciences Portfolio's and Global Technology Portfolio's performance may also be affected by industry risk to a greater extent than the other Portfolios.

The following questions and answers are designed to help you better understand some of the risks of investing in the Equity Portfolios.

1. THE PORTFOLIOS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

          Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW DOES NONDIVERSIFICATION AFFECT THE RISK PROFILE OF AGGRESSIVE GROWTH PORTFOLIO, CAPITAL APPRECIATION PORTFOLIO, STRATEGIC VALUE PORTFOLIO, GLOBAL LIFE SCIENCES PORTFOLIO AND GLOBAL TECHNOLOGY PORTFOLIO?

          Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A "nondiversified" portfolio has the ability to take larger positions in a smaller number of issuers than a "diversified" portfolio. This gives the Portfolios more flexibility to focus their investments in the most attractive companies identified by the portfolio managers. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified portfolio, its share price can be expected to fluctuate more than a comparable diversified portfolio. This fluctuation, if significant, may affect the performance of a Portfolio.

3. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING?

          If the portfolio manager's perception of a company's worth is not realized in the time frame he expects, the overall performance of Strategic Value Portfolio may suffer. In general, the portfolio manager believes this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, dividends and/or assets.

 32 Janus Aspen Series

RISKS FOR FLEXIBLE INCOME PORTFOLIO

          Because the Portfolio invests substantially all of its assets in fixed-income securities, it is subject to risks such as credit or default risks, and decreased value due to interest rate increases. The Portfolio's performance may also be affected by risks to certain types of investments, such as foreign securities and derivative instruments.

The following questions and answers are designed to help you better understand some of the risks of investing in Flexible Income Portfolio.

1. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

          Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

2. HOW IS CREDIT QUALITY MEASURED?

          Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's Ratings Service and Moody's Investors Service, Inc. are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk. Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of rating categories.

            Investment objectives, principal investment strategies and risks  33

RISKS COMMON TO ALL NON-MONEY MARKET PORTFOLIOS

The following questions and answers discuss risks that apply to all Portfolios other than Money Market Portfolio.

1. HOW COULD THE PORTFOLIOS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

          Within the parameters of its specific investment policies, each Portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Portfolio's performance may depend on issues other than the performance of a particular company. These issues include:

          - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

          - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

          - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

          - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

          - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

2. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

          High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

          Because Flexible Income Portfolio may invest a significant portion of its portfolio in high-yield/high-risk bonds, investors should be willing to tolerate a corresponding increase in the risk of significant and sudden changes in NAV.

 34 Janus Aspen Series

3. HOW DO THE PORTFOLIOS TRY TO REDUCE RISK?

          The Portfolios may use futures, options, swaps and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Portfolios. However, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if a portfolio manager's judgement proves incorrect.

4. WHAT IS "INDUSTRY RISK"?

          Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. In the life sciences, for example, many companies are subject to government regulation and approval of their products and services, which may affect their price or availability. In addition, the products and services offered by these companies may quickly become obsolete in the face of scientific or technological developments. The economic outlook of such companies may fluctuate dramatically due to changes in regulatory or competitive environments. Similarly, in technology-related industries, competitive pressures may have a significant effect on the performance of companies in which a Portfolio may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.

          Global Life Sciences Portfolio invests in a concentrated portfolio, which may result in greater exposure to related industries. As a result, the Portfolio may be more volatile than a less concentrated portfolio. Although the other Equity Portfolios offered by this Prospectus do not "concentrate" in a specific group of industries, they may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.

            Investment objectives, principal investment strategies and risks  35

MONEY MARKET PORTFOLIO

          This section takes a closer look at the investment objective of Money Market Portfolio, its principal investment strategies and certain risks of investing in the Portfolio. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Money Market Portfolio is subject to certain specific SEC rule requirements. Among other things, the Portfolio is limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act).

          Janus Capital has purchased money market insurance for Money Market Portfolio that may protect it in the event of, among other things, a decrease in the value of a portfolio security due to the default or bankruptcy of the issuer. This insurance covers all securities in which the Portfolio invests, other than certain securities issued, guaranteed, or backed by the U.S. government. Although Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, the policy does not guarantee that the Portfolio will maintain a value of $1.00 per share. The policy became effective on September 30, 2001 and will expire on September 30, 2002 unless renewed.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

          Money Market Portfolio seeks maximum current income to the extent consistent with stability of capital. It pursues its objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.

          Money Market Portfolio will:

          - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital

          - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act)

          - maintain a dollar-weighted average portfolio maturity of 90 days or less

TYPES OF INVESTMENTS

          Money Market Portfolio invests primarily in:

          - high quality debt obligations

          - obligations of financial institutions

          The Portfolio may also invest (to a lesser degree) in:

          - U.S. Government Securities (securities issued or guaranteed by the U.S. government, its agencies and instrumentalities)

          - municipal securities

          DEBT OBLIGATIONS

          The Portfolio may invest in U.S. dollar denominated debt obligations. Debt obligations include:

          - commercial paper

 36 Janus Aspen Series

          - notes and bonds

          - variable amount master demand notes (the payment obligations on these instruments may be backed by securities, swap agreements or other assets, by a guarantee of a third party or solely by the unsecured promise of the issuer to make payments when due)

          - privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws

          OBLIGATIONS OF FINANCIAL INSTITUTIONS

          Examples of obligations of financial institutions include:

          - negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars

          - Eurodollar and Yankee bank obligations (Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.)

          - other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Portfolio may invest

          Foreign, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

INVESTMENT TECHNIQUES

          The following is a description of other investment techniques that Money Market Portfolio may use:

          PARTICIPATION INTERESTS
          A participation interest gives Money Market Portfolio a proportionate, undivided interest in underlying debt securities and sometimes carries a demand feature.

          DEMAND FEATURES
          Demand features give Money Market Portfolio the right to resell securities at specified periods prior to their maturity dates. Demand features may shorten the life of a variable or floating rate security, enhance the instrument's credit quality and provide a source of liquidity.

          Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of Money Market Portfolio's investments may be dependent in part on the credit quality of the banks supporting Money Market Portfolio's investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support.

            Investment objectives, principal investment strategies and risks  37

          VARIABLE AND FLOATING RATE SECURITIES
          Money Market Portfolio may invest in securities which have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness.

          MORTGAGE- AND ASSET-BACKED SECURITIES
          Money Market Portfolio may purchase fixed or variable rate mortgage-backed securities issued by Ginnie Mae, Fannie Mae, Freddie Mac or other governmental or government-related entity. The Portfolio may purchase other mortgage- and asset-backed securities including securities backed by automobile loans, equipment leases or credit card receivables.

          Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in the Portfolio having to reinvest proceeds at a lower interest rate.

          REPURCHASE AGREEMENTS
          Money Market Portfolio may enter into collateralized repurchase agreements. Repurchase agreements are transactions in which the Portfolio purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The repurchase price reflects a market rate of interest and is collateralized by cash or securities.

          If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, Money Market Portfolio may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

 38 Janus Aspen Series

MANAGEMENT OF THE PORTFOLIOS
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INVESTMENT ADVISER

          Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Portfolios and is responsible for the day-to-day management of the investment portfolios and other business affairs of the Portfolios.

          Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus retail funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

          Janus Capital furnishes continuous advice and recommendations concerning each Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.


          Participating insurance companies that purchase the Portfolios' Shares may perform certain administrative services relating to the Portfolios and Janus Capital or the Portfolios may pay those companies for such services.


                                                Management of the Portfolios  39

MANAGEMENT EXPENSES


          Each Portfolio pays Janus Capital a management fee which is calculated daily and paid monthly. Each Portfolio's advisory agreement spells out the management fee and other expenses that the Portfolios must pay. New investment advisory agreements approved at a special meeting of the shareholders on January 31, 2002, that are the same in all material respects as the previous advisory agreements, became effective on April 3, 2002.


          The Shares of each Portfolio incur expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate).

                                                                                                  Expense
                                                           Average Daily       Annual Rate         Limit
                                                            Net Assets         Percentage       Percentage
     Portfolios                                            of Portfolio            (%)              (%)
------------------------------------------------------------------------------------------------------------
     Growth Portfolio                                    All Asset Levels         0.65              N/A
     Aggressive Growth Portfolio
     Capital Appreciation Portfolio
     Balanced Portfolio
     Growth and Income Portfolio
     International Growth Portfolio
     Worldwide Growth Portfolio
------------------------------------------------------------------------------------------------------------
     Core Equity Portfolio(1)                            All Asset Levels         0.65             1.25(2)
     Global Life Sciences Portfolio
     Global Technology Portfolio
------------------------------------------------------------------------------------------------------------
     Strategic Value Portfolio                           All Asset Levels         0.65             1.25(3)
------------------------------------------------------------------------------------------------------------
                                                         First $300
     Flexible Income Portfolio                           Million                  0.65             1.00(2)
                                                         Over $300 Million        0.55
------------------------------------------------------------------------------------------------------------
     Money Market Portfolio                              All Asset Levels         0.25             0.50(2)
------------------------------------------------------------------------------------------------------------

(1) Formerly, Equity Income Portfolio.
(2) Janus Capital has agreed to limit the Portfolios' expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses) as indicated until at least the next annual renewal of the advisory agreements. The Portfolios' expenses without waivers are not expected to exceed the expense limit.
(3) Janus Capital has agreed to limit the Portfolio's expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses) as indicated until at least the next annual renewal of the advisory agreement.

          For the year ended December 31, 2001, each Portfolio paid Janus Capital the following management fees (net of fee waivers) based upon each Portfolio's average net assets: 0.65% for Growth Portfolio, 0.65% for Aggressive Growth Portfolio, 0.65% for Capital Appreciation Portfolio, 0.56% for Strategic Value Portfolio, 0.65% for Core Equity Portfolio, 0.65% for Balanced Portfolio, 0.65% for Growth and Income Portfolio, 0.65% for International Growth Portfolio, 0.65% for Worldwide Growth Portfolio, 0.65% for Global Life Sciences Portfolio, 0.65% for Global Technology Portfolio, 0.64% for Flexible Income Portfolio and 0.25% for Money Market Portfolio. Absent fee waivers, the management fees based upon Strategic Value Portfolio's net assets would have been 0.65%.

 40 Janus Aspen Series

PORTFOLIO MANAGERS

LAURENCE J. CHANG
--------------------------------------------------------------------------------
            is Executive Vice President and Co-Manager of Worldwide Growth Portfolio, which he has co-managed since December 1999. Mr. Chang served as Executive Vice President and Co-Manager of International Growth Portfolio from May 1998 until December 2000. Mr. Chang is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1993 as a research analyst. Mr. Chang holds an undergraduate degree with honors in Religion with a concentration in Philosophy from Dartmouth College and a Master's degree in Political Science from Stanford University. Mr. Chang has earned the right to use the Chartered Financial Analyst designation.

JONATHAN D. COLEMAN
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Aggressive Growth Portfolio, which he has managed since February 2002. He is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994 as a research analyst, and was also a research analyst for Janus Capital from 2000 to 2002. Mr. Coleman holds a Bachelor's degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman has earned the right to use the Chartered Financial Analyst designation.

DAVID J. CORKINS
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Growth and Income Portfolio, which he has managed since its inception. Mr. Corkins is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1995 as a research analyst. Mr. Corkins holds a Bachelor of Arts degree in English and Russian from Dartmouth and he received his Master of Business Administration degree from Columbia University in 1993.

DAVID C. DECKER
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Strategic
            Value Portfolio, which he has managed since its inception. Mr. Decker is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1992 as a research analyst. Mr. Decker holds a Master of Business Administration degree in Finance from the Fuqua School of Business at Duke University and a Bachelor of Arts degree in Economics and Political Science from Tufts University. Mr. Decker has earned the right to use the Chartered Financial Analyst designation.

HELEN YOUNG HAYES
--------------------------------------------------------------------------------
            is Executive Vice President and Co-Manager of International
            Growth Portfolio and Worldwide Growth Portfolio, each of which she has managed or co-managed since their inception. Ms. Hayes is also Portfolio Manager of other Janus accounts. She joined Janus Capital in 1987. She holds a Bachelor of Arts degree in Economics from Yale University. Ms. Hayes has earned the right to use the Chartered Financial Analyst designation.

                                                Management of the Portfolios  41

C. MIKE LU
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Global Technology Portfolio, which he has managed since its inception.
            Mr. Lu is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1991 as a research analyst. Mr. Lu holds a Bachelor of Arts degree in History and a Bachelor of Arts degree in Economics from Yale University. Mr. Lu has earned the right to use the Chartered Financial Analyst designation.

BRENT A. LYNN
--------------------------------------------------------------------------------
            is Executive Vice President and Co-Manager of International
            Growth Portfolio, which he has co-managed since January 2001. Mr. Lynn is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1991 as a research analyst. He holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn has earned the right to use the Chartered Financial Analyst designation.

THOMAS R. MALLEY
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Global Life Sciences Portfolio, which he has managed since its inception. Mr. Malley is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1991 as a research analyst. Mr. Malley holds a Bachelor of Science degree in Biology from Stanford University. Mr. Malley has earned the right to use the Chartered Financial Analyst designation.

KAREN L. REIDY
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Core Equity Portfolio and Balanced Portfolio, each of which she has managed since January 2000. Ms. Reidy is also Portfolio Manager of other Janus accounts. Ms. Reidy joined Janus Capital in 1995 as a research analyst. She holds an undergraduate degree in Accounting from the University of Colorado. Ms. Reidy has earned the right to use the Chartered Financial Analyst designation.

BLAINE P. ROLLINS
--------------------------------------------------------------------------------

            is Executive Vice President and Portfolio Manager of Growth Portfolio, which he has managed since January 2000. He previously served as Executive Vice President and Portfolio Manager of Equity Income Portfolio from its inception to December 1999 and Balanced Portfolio from May 1996 to December 1999. Mr. Rollins is also Portfolio Manager of other Janus accounts. Mr. Rollins joined Janus Capital in 1990. He holds a Bachelor of Science degree in Finance from the University of Colorado. Mr. Rollins has earned the right to use the Chartered Financial Analyst designation.


 42 Janus Aspen Series

SCOTT W. SCHOELZEL
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Capital Appreciation Portfolio, which he has managed since its inception. Mr. Schoelzel is also Portfolio Manager of other Janus accounts.
            Mr. Schoelzel joined Janus Capital in January 1994. He holds a Bachelor of Arts degree in Business from Colorado College.

RONALD V. SPEAKER
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Flexible
            Income Portfolio, which he has managed or co-managed since its inception. Mr. Speaker is also Portfolio Manager of other Janus accounts. Mr. Speaker joined Janus Capital in 1986. He holds a Bachelor of Arts degree in Finance from the University of Colorado. Mr. Speaker has earned the right to use the Chartered Financial Analyst designation.

J. ERIC THORDERSON
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Money Market Portfolio, which he has managed since January 2001. Mr.
            Thorderson is also Portfolio Manager of other Janus accounts. He joined Janus Capital in May 1996 as a research analyst. He holds a Bachelor of Arts degree in Business Administration from Wayne State University and a Master of Business Administration degree from the University of Illinois. Mr. Thorderson has earned the right to use the Chartered Financial Analyst designation.

                                                Management of the Portfolios  43

OTHER INFORMATION
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          CLASSES OF SHARES

          Each Portfolio currently offers between one and three classes of shares, one of which, the Institutional Shares, is offered pursuant to this prospectus and sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans. Service Shares and Service II Shares of each Portfolio offering such Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. For Service II Shares, a redemption fee may be imposed on interests in separate accounts or plans held 60 days or less. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Service Shares or Service II Shares, please call 1-800-525-0020.

          CONFLICTS OF INTEREST

          The Shares offered by this prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Trustees may refuse to sell Shares of any Portfolio to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolios. Janus Capital intends to monitor such qualified plans and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolios to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

          DISTRIBUTION OF THE PORTFOLIOS


          The Portfolios are distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.


 44 Janus Aspen Series

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS


          To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute net income and any net gains realized on its investments at least annually. A Portfolio's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.


PORTFOLIOS OTHER THAN MONEY MARKET PORTFOLIO

          DISTRIBUTION SCHEDULE

          Dividends for the Portfolios are normally declared and distributed in June and December. Capital gains are normally declared and distributed in June for all of the Portfolios.

          HOW DISTRIBUTIONS AFFECT A PORTFOLIO'S NAV

          Distributions, other than daily income dividends, are paid to shareholders as of the record date of the distribution of a Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in the daily NAV of a Portfolio's Shares. The Share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Shares of Growth Portfolio declared a dividend in the amount of $0.25 per share. If the price of Growth Portfolio's Shares was $10.00 on December 30, the share price on December 31 would be $9.75, barring market fluctuations.

MONEY MARKET PORTFOLIO

          For the Shares of Money Market Portfolio, dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month. All distributions will be automatically reinvested in Shares of the Portfolio.

TAXES

          TAXES ON DISTRIBUTIONS

          Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Shares of a Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

          TAXATION OF THE PORTFOLIOS

          Dividends, interest and some gains received by the Portfolios on foreign securities may be subject to tax withholding or other foreign taxes. The Portfolios may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios.

                                                     Distributions and taxes  45

          The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of each Portfolio are sold in connection with variable insurance contracts, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

 46 Janus Aspen Series

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------

          INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIOS DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. CERTAIN PORTFOLIOS MAY NOT BE AVAILABLE IN CONNECTION WITH A PARTICULAR CONTRACT AND CERTAIN CONTRACTS MAY LIMIT ALLOCATIONS AMONG THE PORTFOLIOS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

PRICING OF PORTFOLIO SHARES


          Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange. Securities of the Portfolios other than Money Market Portfolio are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.



          Because foreign securities markets may operate on days that are not business days in the United States, the value of a Portfolio's holdings may change on days when you will not be able to purchase or redeem the Portfolio's Shares.


          Money Market Portfolio's securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of the portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting the Share's NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.

PURCHASES

          Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf.

          The Portfolios are not intended for excessive trading or market timing. Excessive purchases of Portfolio Shares disrupt portfolio management and drive Portfolio expenses higher. Each Portfolio reserves the right to reject any specific purchase order, including exchange purchases, for any reason. For example, purchase orders may be refused if a Portfolio would be unable to invest the money effectively in accordance with its investment policies or would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors. The Portfolios may also suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Portfolios' policy on market timing, see "Excessive Trading" on the next page.

          Although there is no present intention to do so, the Portfolios may discontinue sales of their shares if management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to

                                                         Shareholder's guide  47
          achieve its investment objective. If sales of a Portfolio's Shares are discontinued, it is expected that existing policy owners and plan participants invested in that Portfolio would be permitted to continue to authorize investment in that Portfolio and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

          The Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.

REDEMPTIONS

          Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

          Shares of any Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio or its agent. Redemption proceeds will normally be wired to the participating insurance company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

EXCESSIVE TRADING

          Frequent trading into and out of a Portfolio can disrupt portfolio investment strategies and increase portfolio expenses for all shareholders, including long-term shareholders who do not generate these costs. The Portfolios are not intended for market timing or excessive trading. The Portfolios and their agents reserve the right to reject any purchase request (including exchange purchases if permitted by your insurance company or plan sponsor) by any investor or group of investors indefinitely if they believe that any combination of trading activity in the account(s) is attributable to market timing or is otherwise excessive or potentially disruptive to the Portfolio. The Portfolios may refuse purchase orders (including exchange purchases) for any reason without prior notice, particularly orders that the Portfolio believes are made on behalf of market timers.

          The trading history of accounts under common ownership or control may be considered in enforcing these policies. Transactions placed through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Portfolio. Transactions accepted by your insurance company or plan sponsor in violation of our excessive trading policy are not deemed accepted by the Portfolio and may be cancelled or revoked by the Portfolio on the next business day following receipt by your intermediary.

SHAREHOLDER COMMUNICATIONS

          Shareholders will receive annual and semiannual reports including the financial statements of the Shares of the Portfolios that they have authorized for investment. Each report will show the investments owned by each Portfolio and the market values thereof, as well as other information about the Portfolios and their operations. The Trust's fiscal year ends December 31.

 48 Janus Aspen Series

FINANCIAL HIGHLIGHTS
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          The financial highlights tables are intended to help you understand the Institutional Shares' financial performance for each of the five most recent years or the life of the Portfolio if less than five years. Items 1 through "Net asset value, end of period" reflect financial results for a single Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Institutional Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.


GROWTH PORTFOLIO - INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                     Years ended December 31
                                                                   2001          2000          1999          1998          1997
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $26.48        $33.65        $23.54         $18.48      $15.51
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                            0.02          0.05          0.07           0.05        0.15
  3. Net gains or losses on securities (both realized and
     unrealized)                                                    (6.56)        (4.59)         10.24           6.36        3.34
  4. Total from investment operations                               (6.54)        (4.54)         10.31           6.41        3.49
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                         (0.01)        (0.06)        (0.06)         (0.05)      (0.15)
  6. Distributions (from capital gains)                             (0.04)        (2.57)        (0.14)         (1.30)      (0.37)
  7. Total distributions                                            (0.05)        (2.63)        (0.20)         (1.35)      (0.52)
  8. NET ASSET VALUE, END OF PERIOD                                 $19.89        $26.48        $33.65         $23.54      $18.48
  9. Total return                                                 (24.73%)      (14.55%)        43.98%         35.66%      22.75%
 10. Net assets, end of period (in thousands)                   $2,490,954    $3,529,807    $2,942,649     $1,103,549    $608,281
 11. Average net assets for the period (in thousands)           $2,911,331    $3,734,449    $1,775,373       $789,454    $477,914
 12. Ratio of gross expenses to average net assets(1)                0.66%(2)      0.67%(2)      0.67%(2)       0.68%(2)    0.70%(2)
 13. Ratio of net expenses to average net assets(3)                  0.66%         0.67%         0.67%          0.68%       0.69%
 14. Ratio of net investment income to average net assets            0.07%         0.19%         0.30%          0.26%       0.91%
 15. Portfolio turnover rate                                           48%           47%           53%            73%        122%
---------------------------------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The ratio was 0.66% in 2001, 0.67% in 2000, 0.69% in 1999, 0.75% in 1998 and
    0.78% in 1997 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.
(3) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  49

AGGRESSIVE GROWTH PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------------
                                                                                   Years ended December 31
                                                                   2001          2000          1999         1998        1997
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $36.30        $59.70        $27.64      $20.55      $18.24
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                              --          0.01            --          --          --
  3. Net gains or losses on securities (both realized and
     unrealized)                                                   (14.32)       (17.08)         33.46        7.09        2.31
  4. Total from investment operations                              (14.32)       (17.07)         33.46        7.09        2.31
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                             --            --            --          --          --
  6. Distributions (from capital gains)                                 --        (4.58)        (1.40)          --          --
  7. Tax return of capital distributions                                --        (1.75)            --          --          --
  8. Total distributions                                                --        (6.33)        (1.40)          --          --
  9. NET ASSET VALUE, END OF PERIOD                                 $21.98        $36.30        $59.70      $27.64      $20.55
 10. Total return                                                 (39.45%)      (31.82%)       125.40%      34.26%      12.66%
 11. Net assets, end of period (in thousands)                   $2,104,733    $3,485,768    $3,319,619    $772,943    $508,198
 12. Average net assets for the period (in thousands)           $2,508,186    $4,409,584    $1,476,445    $576,444    $418,464
 13. Ratio of gross expenses to average net assets(1)                0.67%(2)      0.66%(2)      0.70%(2)    0.75%(2)    0.76%(2)
 14. Ratio of net expenses to average net assets(3)                  0.66%         0.66%         0.69%       0.75%       0.76%
 15. Ratio of net investment income to average net assets          (0.22%)       (0.42%)       (0.50%)     (0.36%)     (0.10%)
 16. Portfolio turnover rate                                           99%           82%          105%        132%        130%
------------------------------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The ratio was 0.67% in 2001, 0.66% in 2000, 0.70% in 1999, 0.75% in 1998 and
    0.78% in 1997 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.
(3) The expense ratio reflects expenses after any expense offset arrangements.

 50 Janus Aspen Series

CAPITAL APPRECIATION PORTFOLIO - INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------------------------
                                                                                  Years ended December 31
                                                                  2001          2000         1999        1998      1997(1)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                          $26.79        $33.17      $19.94     $12.62      $10.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                           0.22          0.43        0.12       0.01        0.05
  3. Net gains or losses on securities (both realized and
     unrealized)                                                   (6.01)        (6.43)       13.22       7.32        2.61
  4. Total from investment operations                              (5.79)        (6.00)       13.34       7.33        2.66
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                        (0.28)        (0.37)      (0.11)     (0.01)      (0.04)
  6. Distributions (from capital gains)                                --        (0.01)          --         --          --
  7. Total distributions                                           (0.28)        (0.38)      (0.11)     (0.01)      (0.04)
  8. NET ASSET VALUE, END OF PERIOD                                $20.72        $26.79      $33.17     $19.94      $12.62
  9. Total return*                                               (21.67%)      (18.18%)      67.00%     58.11%      26.60%
 10. Net assets, end of period (in thousands)                    $776,553    $1,010,497    $626,611    $74,187      $6,833
 11. Average net assets for the period (in thousands)            $855,499      $954,279    $257,422    $25,964      $2,632
 12. Ratio of gross expenses to average net assets**(2)             0.66%(3)      0.67%(3)    0.70%(3)   0.92%(3)    1.26%(3)
 13. Ratio of net expenses to average net assets**(4)               0.66%         0.67%       0.70%      0.91%       1.25%
 14. Ratio of net investment income to average net assets**         0.96%         1.60%       0.76%      0.27%       1.43%
 15. Portfolio turnover rate**                                        67%           41%         52%        91%        101%
---------------------------------------------------------------------------------------------------------------------------

 *  Total return not annualized for periods of less than one full year.
**  Annualized for periods of less than one full year.
(1) May 1, 1997 (inception) through December 31, 1997.
(2) The expense ratio reflects expenses prior to any expense offset arrangements.
(3) The ratio was 0.66% in 2001, 0.67% in 2000, 0.79% in 1999, 0.97% in 1998 and
    2.19% in 1997 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of the corresponding retail fund (Janus Olympus Fund until May 1, 1999, Janus Twenty Fund thereafter).
(4) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  51

STRATEGIC VALUE PORTFOLIO - INSTITUTIONAL SHARES
----------------------------------------------------------------------------------------
                                                                Years ended December 31
                                                                   2001        2000(1)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $9.99        $10.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                           0.05          0.05
  3. Net gains or losses on securities (both realized and
     unrealized)                                                   (0.86)        (0.03)
  4. Total from investment operations                              (0.81)          0.02
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                        (0.05)        (0.03)
  6. Distributions (from capital gains)                                --            --
  7. Total distributions                                           (0.05)        (0.03)
  8. NET ASSET VALUE, END OF PERIOD                                 $9.13         $9.99
  9. Total return*                                                (8.12%)         0.20%
 10. Net assets, end of period (in thousands)                      $5,060        $4,550
 11. Average net assets for the period (in thousands)              $5,537        $3,243
 12. Ratio of gross expenses to average net assets**(2)             1.25%(3)      1.25%(3)
 13. Ratio of net expenses to average net assets**(4)               1.25%         1.25%
 14. Ratio of net investment income to average net assets**         0.55%         0.97%
 15. Portfolio turnover rate**                                        86%           47%
----------------------------------------------------------------------------------------

 *  Total return not annualized for periods of less than one full year.
**  Annualized for periods of less than one full year.
(1) May 1, 2000 (inception) through December 31, 2000.
(2) The expense ratio reflects expenses prior to any expense offset arrangements.
(3) The ratio was 1.34% in 2001 and 3.45% in 2000 before waiver of certain fees and/or reduction of adviser's fees incurred by the Portfolio.
(4) The expense ratio reflects expenses after any expense offset arrangements.

 52 Janus Aspen Series

CORE EQUITY PORTFOLIO - INSTITUTIONAL SHARES(1)
------------------------------------------------------------------------------------------------------------------------
                                                                                Years ended December 31
                                                                  2001        2000        1999        1998      1997(2)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                         $19.20     $27.32      $19.41      $13.46      $10.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                          0.11       0.07        0.07        0.02        0.01
  3. Net gains or losses on securities (both realized and
     unrealized)                                                  (2.34)     (1.95)        7.99        6.16        3.46
  4. Total from investment operations                             (2.23)     (1.88)        8.06        6.18        3.47
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                       (0.12)     (0.07)      (0.06)      (0.02)      (0.01)
  6. Distributions (from capital gains)                           (0.59)     (6.17)      (0.09)      (0.21)          --
  7. Total distributions                                          (0.71)     (6.24)      (0.15)      (0.23)      (0.01)
  8. NET ASSET VALUE, END OF PERIOD                               $16.26     $19.20      $27.32      $19.41      $13.46
  9. Total return*                                              (11.75%)    (8.07%)      41.58%      46.24%      34.70%
 10. Net assets, end of period (in thousands)                    $12,634    $15,712     $18,975      $9,017      $3,047
 11. Average net assets for the period (in thousands)            $13,983    $17,328     $14,663      $5,629      $1,101
 12. Ratio of gross expenses to average net assets**(3)            1.13%(4)   1.25%(4)    1.25%(4)    1.25%(4)    1.25%(4)
 13. Ratio of net expenses to average net assets**(5)              1.12%      1.25%       1.25%       1.25%       1.25%
 14. Ratio of net investment income to average net assets**        0.63%      0.36%       0.31%       0.17%       0.35%
 15. Portfolio turnover rate**                                      114%        95%        114%         79%        128%
------------------------------------------------------------------------------------------------------------------------

 *  Total return not annualized for periods of less than one full year.
**  Annualized for periods of less than one full year.
(1) Formerly, Equity Income Portfolio.
(2) May 1, 1997 (inception) through December 31, 1997.
(3) The expense ratio reflects expenses prior to any expense offset arrangements.
(4) The ratio was 1.13% in 2001, 1.65% in 2000, 1.38% in 1999, 1.86% in 1998 and
    5.75% in 1997 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Core Equity Fund.
(5) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  53

BALANCED PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------------
                                                                                   Years ended December 31
                                                                   2001          2000          1999         1998        1997
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $24.31        $27.91        $22.50      $17.47      $14.77
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                            0.65          0.64          0.59        0.39        0.34
  3. Net gains or losses on securities (both realized and
     unrealized)                                                    (1.78)        (1.22)          5.38        5.51        2.89
  4. Total from investment operations                               (1.13)        (0.58)          5.97        5.90        3.23
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                         (0.61)        (0.69)        (0.56)      (0.38)      (0.35)
  6. Distributions (from capital gains)                                 --        (2.31)            --      (0.49)      (0.18)
  7. Tax return of capital distributions                                --        (0.02)            --          --          --
  8. Total distributions                                            (0.61)        (3.02)        (0.56)      (0.87)      (0.53)
  9. NET ASSET VALUE, END OF PERIOD                                 $22.57        $24.31        $27.91      $22.50      $17.47
 10. Total return                                                  (4.66%)       (2.27%)        26.76%      34.28%      22.10%
 11. Net assets, end of period (in thousands)                   $3,425,664    $3,352,381    $2,453,079    $882,495    $362,409
 12. Average net assets for the period (in thousands)           $3,361,832    $3,020,072    $1,583,635    $555,002    $176,432
 13. Ratio of gross expenses to average net assets(1)                0.66%(2)      0.66%(2)      0.69%(2)    0.74%(2)    0.83%(2)
 14. Ratio of net expenses to average net assets(3)                  0.66%         0.66%         0.69%       0.74%       0.82%
 15. Ratio of net investment income to average net assets            2.89%         3.15%         2.86%       2.41%       2.87%
 16. Portfolio turnover rate                                          114%           72%           92%         70%        139%
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(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The ratio was 0.66% in 2001, 0.66% in 2000, 0.69% in 1999, 0.74% in 1998 and
    0.83% in 1997 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.
(3) The expense ratio reflects expenses after any expense offset arrangements.

 54 Janus Aspen Series

GROWTH AND INCOME PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------
                                                                          Years ended December 31
                                                                  2001        2000        1999      1998(1)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                         $17.41      $20.77      $11.96     $10.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                          0.20        0.19        0.04       0.02
  3. Net gains or losses on securities (both realized and
     unrealized)                                                  (2.52)      (3.08)        8.81       1.96
  4. Total from investment operations                             (2.32)      (2.89)        8.85       1.98
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                       (0.22)      (0.16)      (0.04)     (0.02)
  6. Distributions (from capital gains)                               --      (0.31)          --         --
  7. Total distributions                                          (0.22)      (0.47)      (0.04)     (0.02)
  8. NET ASSET VALUE, END OF PERIOD                               $14.87      $17.41      $20.77     $11.96
  9. Total return*                                              (13.37%)    (14.10%)      74.04%     19.80%
 10. Net assets, end of period (in thousands)                    $92,659    $123,812     $84,480     $6,413
 11. Average net assets for the period (in thousands)           $105,243    $124,282     $28,838     $2,883
 12. Ratio of gross expenses to average net assets**(2)            0.70%(3)    0.78%(3)    1.06%(3)   1.25%(3)
 13. Ratio of net expenses to average net assets**(4)              0.70%       0.78%       1.05%      1.25%
 14. Ratio of net investment income to average net assets**        1.19%       1.07%       0.56%      0.66%
 15. Portfolio turnover rate**                                       52%         37%         59%        62%
------------------------------------------------------------------------------------------------------------

 *  Total return not annualized for periods of less than one full year.
**  Annualized for periods of less than one full year.
(1) May 1, 1998 (inception) through December 31, 1998.
(2) The expense ratio reflects expenses prior to any expense offset arrangements.
(3) The ratio was 0.70% in 2001, 0.78% in 2000, 1.15% in 1999 and 3.06% in 1998
    before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Growth and Income Fund.
(4) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  55

INTERNATIONAL GROWTH PORTFOLIO - INSTITUTIONAL SHARES
--------------------------------------------------------------------------------------------------------------------------
                                                                                 Years ended December 31
                                                                  2001         2000         1999        1998        1997
  1. NET ASSET VALUE, BEGINNING OF PERIOD                         $30.90        $38.67      $21.27      $18.48      $15.72
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                          0.26          0.62        0.06        0.13        0.11
  3. Net gains or losses on securities (both realized and
     unrealized)                                                  (7.43)        (6.51)       17.40        3.07        2.80
  4. Total from investment operations                             (7.17)        (5.89)       17.46        3.20        2.91
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                       (0.26)        (0.63)      (0.06)      (0.14)      (0.11)
  6. Distributions (from capital gains)                               --        (0.91)          --      (0.27)      (0.04)
  7. Tax return of capital distributions                              --        (0.34)          --          --          --
  8. Total distributions                                          (0.26)        (1.88)      (0.06)      (0.41)      (0.15)
  9. NET ASSET VALUE, END OF PERIOD                               $23.47        $30.90      $38.67      $21.27      $18.48
 10. Total return                                               (23.23%)      (15.94%)      82.27%      17.23%      18.51%
 11. Net assets, end of period (in thousands)                   $869,983    $1,158,666    $810,392    $311,110    $161,091
 12. Average net assets for the period (in thousands)           $962,343    $1,214,163    $425,876    $234,421     $96,164
 13. Ratio of gross expenses to average net assets(1)              0.71%(2)      0.71%(2)    0.77%(2)    0.86%(2)    0.96%(2)
 14. Ratio of net expenses to average net assets(3)                0.71%         0.71%       0.76%       0.86%       0.96%
 15. Ratio of net investment income to average net assets          0.95%         1.88%       0.26%       0.73%       0.70%
 16. Portfolio turnover rate                                         65%           67%         80%         93%         86%
--------------------------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The ratio was 0.71% in 2001, 0.71% in 2000, 0.84% in 1999, 0.95% in 1998 and
    1.08% in 1997 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Overseas Fund.
(3) The expense ratio reflects expenses after any offset arrangements.

 56 Janus Aspen Series

WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                    Years ended December 31
                                                                  2001          2000          1999          1998          1997
  1. NET ASSET VALUE, BEGINNING OF PERIOD                          $36.98        $47.75        $29.09        $23.39        $19.44
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                           0.24          0.11          0.07          0.16          0.16
  3. Net gains or losses on securities (both realized and
     unrealized)                                                   (8.53)        (7.03)         18.65          6.59          4.14
  4. Total from investment operations                              (8.29)        (6.92)         18.72          6.75          4.30
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                        (0.15)        (0.19)        (0.06)        (0.18)        (0.19)
  6. Distributions (from capital gains)                                --        (3.52)            --        (0.87)        (0.16)
  7. Tax return of capital distributions                               --        (0.14)            --            --            --
  8. Total distributions                                           (0.15)        (3.85)        (0.06)        (1.05)        (0.35)
  9. NET ASSET VALUE, END OF PERIOD                                $28.54        $36.98        $47.75        $29.09        $23.39
 10. Total return                                                (22.44%)      (15.67%)        64.45%        28.92%        22.15%
 11. Net assets, end of period (in thousands)                  $5,707,728    $7,704,163    $6,496,773    $2,890,375    $1,576,548
 12. Average net assets for the period (in thousands)          $6,387,010    $8,255,166    $3,862,773    $2,217,695    $1,148,951
 13. Ratio of gross expenses to average net assets(1)               0.69%(2)      0.69%(2)      0.71%(2)      0.72%(2)      0.74%(2)
 14. Ratio of net expenses to average net assets(3)                 0.69%         0.69%         0.71%         0.72%         0.74%
 15. Ratio of net investment income to average net assets           0.78%         0.52%         0.20%         0.64%         0.67%
 16. Portfolio turnover rate                                          82%           66%           67%           77%           80%
---------------------------------------------------------------------------------------------------------------------------------


(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The ratio was 0.69% in 2001, 0.69% in 2000, 0.71% in 1999, 0.74% in 1998 and
    0.81% in 1997 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(3) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  57

GLOBAL LIFE SCIENCES PORTFOLIO - INSTITUTIONAL SHARES
----------------------------------------------------------------------------------------
                                                                Years ended December 31
                                                                   2001        2000(1)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $9.31        $10.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                           0.02          0.05
  3. Net gains or losses on securities (both realized and
     unrealized)                                                   (1.55)        (0.72)
  4. Total from investment operations                              (1.53)        (0.67)
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                            --        (0.02)
  6. Distributions (from capital gains)                                --            --
  7. Tax return of capital distributions                           (0.01)            --
  8. Total distributions                                           (0.01)        (0.02)
  9. NET ASSET VALUE, END OF PERIOD                                 $7.77         $9.31
 10. Total return*                                               (16.43%)       (6.70%)
 11. Net assets, end of period (in thousands)                      $5,972       $10,984
 12. Average net assets for the period (in thousands)              $6,482        $5,372
 13. Ratio of gross expenses to average net assets**(2)             0.81%(3)      1.03%(3)
 14. Ratio of net expenses to average net assets**(4)               0.81%         1.02%
 15. Ratio of net investment income to average net assets**       (0.16%)         0.60%
 16. Portfolio turnover rate**                                       109%          137%
----------------------------------------------------------------------------------------

 *  Total return not annualized for periods of less than one full year.
**  Annualized for periods of less than one full year.
(1) January 18, 2000 (inception) to December 31, 2000.
(2) The expense ratio reflects expenses prior to any expense offset arrangements.
(3) The ratio was 0.81% in 2001 and 1.03% in 2000 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Global Life Sciences Fund.
(4) The expense ratio reflects expenses after any expense offset arrangements.

 58 Janus Aspen Series

GLOBAL TECHNOLOGY PORTFOLIO - INSTITUTIONAL SHARES
----------------------------------------------------------------------------------------
                                                                Years ended December 31
                                                                   2001        2000(1)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $6.49        $10.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                           0.19          0.16
  3. Net gains or losses on securities (both realized and
     unrealized)                                                   (2.57)        (3.56)
  4. Total from investment operations                              (2.38)        (3.40)
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                        (0.21)        (0.11)
  6. Distributions (from capital gains)                                --            --
  7. Total distributions                                           (0.21)        (0.11)
  8. NET ASSET VALUE, END OF PERIOD                                 $3.90         $6.49
  9. Total return*                                               (37.07%)      (34.03%)
 10. Net assets, end of period (in thousands)                      $5,643       $34,950
 11. Average net assets for the period (in thousands)              $9,242       $55,483
 12. Ratio of gross expenses to average net assets**(2)             0.68%(3)      0.69%(3)
 13. Ratio of net expenses to average net assets**(4)               0.67%         0.69%
 14. Ratio of net investment income to average net assets**         0.64%         1.64%
 15. Portfolio turnover rate**                                        91%           34%
----------------------------------------------------------------------------------------

 *  Total return not annualized for periods of less than one full year.
**  Annualized for periods of less than one full year.
(1) January 18, 2000 (inception) to December 31, 2000.
(2) The expense ratio reflects expenses prior to any expense offset arrangements.
(3) The ratio was 0.68% in 2001 and 0.69% in 2000 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Global Technology Fund.
(4) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  59

FLEXIBLE INCOME PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------
                                                                                Years ended December 31
                                                                  2001        2000        1999        1998        1997
  1. NET ASSET VALUE, BEGINNING OF PERIOD                         $11.46      $11.41      $12.05      $11.78     $11.24
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                          0.61        0.72        0.76        0.64       0.67
  3. Net gains or losses on securities (both realized and
     unrealized)                                                    0.26      (0.02)      (0.58)        0.41       0.62
  4. Total from investment operations                               0.87        0.70        0.18        1.05       1.29
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                       (0.67)      (0.65)      (0.75)      (0.67)     (0.64)
  6. Distributions (from capital gains)                               --          --      (0.07)      (0.11)     (0.11)
  7. Total distributions                                          (0.67)      (0.65)      (0.82)      (0.78)     (0.75)
  8. NET ASSET VALUE, END OF PERIOD                               $11.66      $11.46      $11.41      $12.05     $11.78
  9. Total return                                                  7.74%       6.25%       1.60%       9.11%     11.76%
 10. Net assets, end of period (in thousands)                   $387,509    $242,401    $186,681    $129,582    $54,098
 11. Average net assets for the period (in thousands)           $317,156    $206,242    $161,459     $86,627    $36,547
 12. Ratio of gross expenses to average net assets(1)              0.67%(2)    0.76%(2)    0.72%(2)    0.73%(2)   0.75%(2)
 13. Ratio of net expenses to average net assets(3)                0.67%       0.76%       0.72%       0.73%      0.75%
 14. Ratio of net investment income to average net assets          5.87%       7.02%       6.99%       6.36%      6.90%
 15. Portfolio turnover rate                                        308%        202%        116%        145%       119%
------------------------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The ratio was 0.67% in 2001, 0.76% in 2000, 0.72% in 1999, 0.73% in 1998 and
    0.75% in 1997 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Flexible Income Fund.
(3) The expense ratio reflects expenses after any expense offset arrangements.

 60 Janus Aspen Series

MONEY MARKET PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------
                                                                                Years ended December 31
                                                                  2001        2000        1999        1998        1997
  1. NET ASSET VALUE, BEGINNING OF PERIOD                          $1.00      $1.00       $1.00       $1.00       $1.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                          0.04       0.06        0.05        0.05        0.05
  3. Net gains or losses on securities (both realized and
     unrealized)                                                      --         --          --          --          --
  4. Total from investment operations                               0.04       0.06        0.05        0.05        0.05
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                       (0.04)     (0.06)      (0.05)      (0.05)      (0.05)
  6. Distributions (from capital gains)                               --         --          --          --          --
  7. Total distributions                                          (0.04)     (0.06)      (0.05)      (0.05)      (0.05)
  8. NET ASSET VALUE, END OF PERIOD                                $1.00      $1.00       $1.00       $1.00       $1.00
  9. Total return                                                  4.22%      6.29%       4.98%       5.36%       5.17%
 10. Net assets, end of period (in thousands)                   $100,231    $70,808     $69,266     $38,690     $15,374
 11. Average net assets for the period (in thousands)            $96,524    $64,491     $54,888     $31,665      $8,926
 12. Ratio of gross expenses to average net assets(1)              0.34%      0.36%       0.43%       0.34%       0.50%
 13. Ratio of net expenses to average net assets(2)                0.34%      0.36%       0.43%       0.34%       0.50%(3)
 14. Ratio of net investment income to average net assets          4.07%      6.13%       4.94%       5.21%       5.17%
------------------------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The expense ratio reflects expenses after any expense offset arrangements.
(3) The ratio was 0.55% in 1997 before waiver of certain fees incurred by the Portfolio.

                                                        Financial highlights  61

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

          This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

          BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

          COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

          COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

          CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

          DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

          DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

          EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

          FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

          HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

          MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

 62 Janus Aspen Series

          PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

          PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

          PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

          RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

          STANDBY COMMITMENTS are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

          STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

          STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

          U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

          VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher

                                                Glossary of investment terms  63
          than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

          ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

          FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

          FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

          INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

          INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

          INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

          OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

          REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk

 64 Janus Aspen Series
          of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

          REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

          SHORT SALES in which a Portfolio may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that a Portfolio owns, or a security equivalent in kind or amount to the security sold short that a Portfolio has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Portfolio borrows and does not own. A Portfolio may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For "naked" short sales, a Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale and if the price declines during this period, a Portfolio will realize a short-term capital gain. Although a Portfolio's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

          WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

                                                Glossary of investment terms  65

EXPLANATION OF RATING CATEGORIES
--------------------------------------------------------------------------------

          The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES

                BOND RATING                  EXPLANATION
                -----------------------------------------------------------------------------------------
                Investment Grade
                AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
                AA.......................... High quality; very strong capacity to pay principal and interest.
                A........................... Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
                BBB......................... Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
                Non-Investment Grade
                BB, B, CCC, CC, C........... Predominantly speculative with respect to the issuer's capacity to meet required interest and principal payments.
                                             BB - lowest degree of speculation; C - the highest degree of speculation. Quality and protective characteristics
                                             outweighed by large uncertainties or major risk exposure to adverse conditions.
                D........................... In default.

 66 Janus Aspen Series

MOODY'S INVESTORS SERVICE, INC.

                BOND RATING                  EXPLANATION
                -----------------------------------------------------------------------------------------
                Investment Grade
                Aaa......................... Highest quality, smallest degree of investment risk.
                Aa.......................... High quality; together with Aaa bonds, they compose the high-grade bond group.
                A........................... Upper-medium grade obligations; many favorable investment attributes.
                Baa......................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
                Non-Investment Grade
                Ba.......................... More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
                B........................... Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
                Caa......................... Poor standing, may be in default; elements of danger with respect to principal or interest payments.
                Ca.......................... Speculative in a high degree; could be in default or have other marked shortcomings.
                C........................... Lowest-rated; extremely poor prospects of ever attaining investment standing.

          Unrated securities will be treated as noninvestment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

                                            Explanation of rating categories  67

SECURITIES HOLDINGS BY RATING CATEGORY

          During the year ended December 31, 2001, the percentage of securities holdings for Flexible Income Portfolio by rating category based upon a weighted monthly average was:

                FLEXIBLE INCOME PORTFOLIO
                ----------------------------------------------------------------------------------------
                    BONDS-S&P RATING:
                 AAA                                                                       33%
                 AA                                                                         6%
                 A                                                                         11%
                 BBB                                                                       29%
                 BB                                                                         9%
                 B                                                                          4%
                 CCC                                                                        0%
                 CC                                                                         0%
                 C                                                                          0%
                 Not Rated                                                                  1%
                 Preferred Stock                                                            0%
                 Cash and Options                                                           7%
                 TOTAL                                                                    100%
                ----------------------------------------------------------------------------------------

          No other Portfolio described in this Prospectus held 5% or more of its assets in bonds rated below investment grade for the year ended December 31, 2001.

 68 Janus Aspen Series

                       This page intentionally left blank

                     You can request other information,
                     including a Statement of Additional
                     Information, Annual Report or
                     Semiannual Report, free of charge, by
                     contacting your insurance company or
                     plan sponsor or visiting our Web site
                     at janus.com. In the Portfolios'
                     Annual and Semiannual Reports, you
                     will find a discussion of the market
                     conditions and investment strategies
                     that significantly affected the
                     Portfolios' performance during their
                     last fiscal year. Other information is
                     also available from financial
                     intermediaries that sell Shares of the
                     Portfolios.

                     The Statement of Additional
                     Information provides detailed
                     information about the Portfolios and
                     is incorporated into this Prospectus
                     by reference. You may review and copy
                     information about the Portfolios
                     (including the Portfolios' Statement
                     of Additional Information) at the
                     Public Reference Room of the SEC or
                     get text only copies, after paying a
                     duplicating fee, by sending an
                     electronic request by e-mail to
                     publicinfo@sec.gov or by writing to or
                     calling the Public Reference Room,
                     Washington, D.C. 20549-0102
                     (1-202-942-8090). You may also obtain
                     reports and other information about
                     the Portfolios from the Electronic
                     Data Gathering Analysis and Retrieval
                     (EDGAR) Database on the SEC's Web site
                     at http://www.sec.gov.

                                      [JANUS LOGO]
                                        www.janus.com

                                        100 Fillmore Street
                                        Denver, CO
                                        80206-4928
                                        1-800-525-0020

                    Investment Company Act File No. 811-7736

                                                May 1, 2002

                                                Growth Portfolio
                                                Aggressive Growth Portfolio
                                                Capital Appreciation Portfolio
                                                Strategic Value Portfolio
                                                Core Equity Portfolio
                                                (Formerly Equity Income
                                                Portfolio)
                                                Balanced Portfolio
                                                Growth and Income Portfolio
                                                International Growth Portfolio
                                                Worldwide Growth Portfolio
                                                Global Life Sciences Portfolio
                                                Global Technology Portfolio
                                                Global Value Portfolio
                                                Flexible Income Portfolio
                                                Money Market Portfolio

                               JANUS ASPEN SERIES
                                 SERVICE SHARES

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

    [JANUS LOGO]

                This prospectus describes fourteen series (the "Portfolios") with a variety of investment objectives, including growth of capital, current income and a combination of growth and income. Each Portfolio of Janus Aspen Series currently offers one or more classes of shares. The Service Shares, (the "Shares"), are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

                Janus Aspen Series sells and redeems its Shares at net asset value without sales charges, commissions or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

                This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                RISK/RETURN SUMMARY
                   Equity Portfolios........................................    2
                   Flexible Income Portfolio................................   17
                   Money Market Portfolio...................................   19
                   Fees and expenses........................................   21
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
                RISKS
                   Equity Portfolios........................................   23
                   Flexible Income Portfolio................................   29
                   General portfolio policies of the Portfolios other than
                   Money Market Portfolio...................................   31
                   Risks for Equity Portfolios..............................   33
                   Risks for Flexible Income Portfolio......................   34
                   Risks Common to all Non-Money Market Portfolios..........   35
                   Money Market Portfolio...................................   37
                MANAGEMENT OF THE PORTFOLIOS
                   Investment adviser.......................................   40
                   Management expenses......................................   41
                   Portfolio managers.......................................   42
                OTHER INFORMATION...........................................   45
                DISTRIBUTIONS AND TAXES
                   Distributions............................................   47
                   Portfolios other than Money Market Portfolio.............   47
                   Money Market Portfolio...................................   47
                   Taxes....................................................   47
                SHAREHOLDER'S GUIDE
                   Pricing of portfolio shares..............................   49
                   Purchases................................................   49
                   Redemptions..............................................   50
                   Excessive trading........................................   50
                   Shareholder communications...............................   50
                FINANCIAL HIGHLIGHTS........................................   51
                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities...............................   65
                   Futures, options and other derivatives...................   67
                   Other investments, strategies and/or techniques..........   67
                EXPLANATION OF RATING CATEGORIES............................   69


                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

EQUITY PORTFOLIOS

          The Equity Portfolios are designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although Balanced Portfolio and Growth and Income Portfolio may also emphasize varying degrees of income, they are not designed for investors who desire a consistent level of income.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE EQUITY PORTFOLIOS?
--------------------------------------------------------------------------------

          DOMESTIC EQUITY PORTFOLIOS

          - GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          - AGGRESSIVE GROWTH PORTFOLIO, CAPITAL APPRECIATION PORTFOLIO, STRATEGIC VALUE PORTFOLIO AND CORE EQUITY PORTFOLIO seek long-term growth of capital.

          - BALANCED PORTFOLIO seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

          - GROWTH AND INCOME PORTFOLIO seeks long-term capital growth and current income.

          GLOBAL/INTERNATIONAL EQUITY PORTFOLIOS

          - INTERNATIONAL GROWTH PORTFOLIO, GLOBAL LIFE SCIENCES PORTFOLIO, GLOBAL TECHNOLOGY PORTFOLIO AND GLOBAL VALUE PORTFOLIO seek long-term growth of capital.

          - WORLDWIDE GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          The Portfolios' Trustees may change these objectives or the Portfolios' principal investment policies without a shareholder vote. The Portfolios will notify you at least 60 days before making any changes to their objectives or principal investment policies. If there is a material change to a Portfolio's objective or principal investment policies, you should consider whether that Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE EQUITY PORTFOLIOS?

          The portfolio managers apply a "bottom up" approach in choosing investments. In other words, they look at companies one at a time to determine if a company is an attractive investment opportunity and is consistent with a Portfolio's investment policies. If a portfolio manager is unable to find investments with earnings growth potential, a significant portion of a Portfolio's assets may be in cash or similar investments.

          Within the parameters of its specific investment policies discussed below, each Portfolio may invest without limit in foreign equity and debt securities.

          Within the parameters of its specific investment policies discussed below, each Portfolio will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets (20% for Core Equity Portfolio).

          GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

 2 Janus Aspen Series

          AGGRESSIVE GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies.

          CAPITAL APPRECIATION PORTFOLIO invests primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

          STRATEGIC VALUE PORTFOLIO invests primarily in common stocks with the potential for long-term growth of capital using a "value" approach. The "value" approach the portfolio manager uses emphasizes investments in companies he believes are undervalued relative to their intrinsic worth.

          CORE EQUITY PORTFOLIO invests, under normal circumstances, at least 80% of its net assets in equity securities selected for their growth potential. Eligible equity securities include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks such as convertible preferred stocks, bonds and debentures; and other securities with equity characteristics. The Portfolio may invest in companies of any size.

          BALANCED PORTFOLIO normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio will normally invest at least 25% of its assets in fixed-income securities.

          GROWTH AND INCOME PORTFOLIO normally emphasizes investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential.

          INTERNATIONAL GROWTH PORTFOLIO invests, under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

          WORLDWIDE GROWTH PORTFOLIO invests primarily in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

          GLOBAL LIFE SCIENCES PORTFOLIO invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. It implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. As a fundamental policy, the Portfolio normally invests at least 25% of its total assets, in the aggregate, in the following industry groups: healthcare; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology.

          GLOBAL TECHNOLOGY PORTFOLIO invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. It implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential.

          GLOBAL VALUE PORTFOLIO invests primarily in common stocks of companies of any size located throughout the world with the potential for long-term growth of capital using a "value" approach. The "value" approach the portfolio manager uses emphasizes investments in companies he believes are undervalued

                                                          Risk return summary  3
          relative to their intrinsic worth. The Portfolio normally invests in issuers from at least five countries, including the United States. The Portfolio may at times invest in fewer than five countries or even in a single country.

          For purposes of Core Equity Portfolio's, International Growth Portfolio's, Global Life Sciences Portfolio's and Global Technology Portfolio's 80% policies, net assets will take into account borrowings for investment purposes.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE EQUITY PORTFOLIOS?

          The biggest risk is that the Portfolios' returns may vary, and you could lose money. The Equity Portfolios are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.


          The value of a Portfolio's holdings may decrease if the value of an individual company in the portfolio decreases or, in the case of Strategic Value Portfolio and Global Value Portfolio, if the portfolio manager's belief about a company's intrinsic worth is incorrect. The value of a Portfolio's holdings could also decrease if the stock market goes down. If the value of a Portfolio's holdings decreases, that Portfolio's net asset value (NAV) will also decrease, which means if you sell your shares in a Portfolio you may get back less money.


          The income component of BALANCED PORTFOLIO'S AND GROWTH AND INCOME PORTFOLIO'S holdings includes fixed-income securities. A fundamental risk of these securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Portfolio's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.

          GLOBAL LIFE SCIENCES PORTFOLIO concentrates its investments in related industry groups. Because of this, companies in its portfolio may share common characteristics and react similarly to market developments. For example, many companies with a life science orientation are highly regulated and may be dependent upon certain types of technology. As a result, changes in government funding or subsidies, new or anticipated legislative changes, or technological advances could affect the value of such companies and, therefore, the Portfolio's NAV. The Portfolio's returns may be more volatile than those of a less concentrated portfolio.

          Although GLOBAL TECHNOLOGY PORTFOLIO does not concentrate its investments in specific industries, it may invest in companies related in such a way that they react similarly to certain market pressures. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in the portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in the Portfolio's portfolio may become rapidly obsolete or have relatively short product cycles. As a result, the Portfolio's returns may be considerably more volatile than the returns of a fund that does not invest in similarly related companies.

          INTERNATIONAL GROWTH PORTFOLIO, WORLDWIDE GROWTH PORTFOLIO, GLOBAL LIFE SCIENCES PORTFOLIO, GLOBAL TECHNOLOGY PORTFOLIO AND GLOBAL VALUE PORTFOLIO may have significant exposure to foreign markets. As a result, their returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

 4 Janus Aspen Series

          AGGRESSIVE GROWTH PORTFOLIO, CAPITAL APPRECIATION PORTFOLIO, STRATEGIC VALUE PORTFOLIO, GLOBAL LIFE SCIENCES PORTFOLIO, GLOBAL TECHNOLOGY PORTFOLIO AND GLOBAL VALUE PORTFOLIO intend to operate as nondiversified portfolios. This means they may hold larger positions in a smaller number of securities than a diversified portfolio. As a result, a single security's increase or decrease in value may have a greater impact on a Portfolio's NAV and total return.

          An investment in these Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                          Risk return summary  5

          The following information provides some indication of the risks of investing in the Equity Portfolios by showing how each of the Equity Portfolios' performance has varied over time. The Portfolios' Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares of these Portfolios reflect the historical performance of a different class of shares (the Institutional Shares) prior to December 31, 1999, restated based on the Service Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar charts depict the change in performance from year to year during the periods indicated but do not include charges and expenses attributable to any insurance product which would lower the performance illustrated. The Portfolios do not impose any sales or other charges that would affect total return computations. Total return figures include the effect of each Portfolio's expenses. The tables compare the average annual returns for the Service Shares of each Portfolio for the periods indicated to a broad-based securities market index.


           GROWTH PORTFOLIO - SERVICE SHARES

                      Annual returns for periods ended 12/31

                              2.71%           29.96%      18.14%      22.49%      35.59%      43.01%     (14.75%)    (24.90%)
                              1994             1995        1996        1997        1998        1999        2000        2001

                      Best Quarter:  4th-1998 27.71%    Worst Quarter:  3rd-2001 (24.83%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                                Since Inception
                                                                          1 year     5 years       (9/13/93)
                Growth Portfolio - Service Shares                        (24.90%)     8.75%         11.49%
                S&P 500 Index*                                           (11.88%)    10.70%         13.70%
                                                                         ---------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

 6 Janus Aspen Series

           AGGRESSIVE GROWTH PORTFOLIO - SERVICE SHARES

                      Annual returns for periods ended 12/31

                             16.33%           27.38%       7.72%      12.53%      34.19%      123.16%    (31.78%)    (39.59%)
                              1994             1995        1996        1997        1998        1999        2000        2001

                      Best Quarter:  4th-1999 58.17%    Worst Quarter:  1st-2001 (32.17%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                                Since Inception
                                                                          1 year     5 years       (9/13/93)
                Aggressive Growth Portfolio - Service Shares             (39.59%)     6.79%         12.22%
                S&P MidCap 400 Index*                                     (0.62%)    16.11%         15.59%
                                                                         ---------------------------------

           * The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

                                                          Risk return summary  7

           CAPITAL APPRECIATION PORTFOLIO - SERVICE SHARES

                      Annual returns for periods ended 12/31

                             57.91%                64.60%               (18.37%)              (21.83%)
                              1998                  1999                  2000                  2001

                      Best Quarter:  4th-1999 40.00%    Worst Quarter:  3rd-2001 (18.74%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                            Since Inception
                                                                                 1 year        (5/1/97)
                Capital Appreciation Portfolio - Service Shares                  (21.83%)       17.28%
                S&P 500 Index*                                                   (11.88%)        9.51%
                                                                                 ---------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

 8 Janus Aspen Series

           STRATEGIC VALUE PORTFOLIO - SERVICE SHARES

                      Annual returns for periods ended 12/31

                                       (8.38%)
                                        2001

                      Best Quarter:  4th-2001 11.81%    Worst Quarter:  3rd-2001 (16.14%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                             Since Inception
                                                                                  1 year        (5/1/00)
                Strategic Value Portfolio - Service Shares                        (8.38%)        (4.88%)
                S&P 500 Index*                                                   (11.88%)       (12.05%)
                                                                                 -----------------------

          * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

                                                          Risk return summary  9

           CORE EQUITY PORTFOLIO* - SERVICE SHARES



                      Annual returns for periods ended 12/31

                             45.99%                40.39%                (8.24%)              (12.04%)
                              1998                  1999                  2000                  2001

                      Best Quarter:  4th-1998 28.47%    Worst Quarter:  3rd-2001 (14.48%)


                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                             Since Inception
                                                                                  1 year        (5/1/97)
                Core Equity Portfolio - Service Shares                           (12.04%)        18.67%
                S&P 500 Index+                                                   (11.88%)         9.51%
                                                                                 ----------------------

          * Formerly, Equity Income Portfolio.

          + The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

 10 Janus Aspen Series

           BALANCED PORTFOLIO - SERVICE SHARES

                Annual returns for periods ended 12/31

                        0.84%            24.79%       16.18%       21.96%       34.03%       26.03%      (1.37%)      (4.90%)
                        1994              1995         1996         1997         1998         1999        2000         2001

                Best Quarter:  4th-1998 20.26%    Worst Quarter:  3rd-2001 (5.91%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                                Since Inception
                                                                          1 year     5 years       (9/13/93)
                Balanced Portfolio - Service Shares                       (4.90%)    14.08%         14.31%
                S&P 500 Index*                                           (11.88%)    10.70%         13.70%
                Lehman Brothers Gov't/Credit Index**                        8.50%     7.37%          6.53%
                                                                         ---------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

          ** Lehman Brothers Gov't/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.

                                                         Risk return summary  11

           GROWTH AND INCOME PORTFOLIO - SERVICE SHARES

                Annual returns for periods ended 12/31

                            73.09%                        (14.31%)                       (13.58%)
                             1999                           2000                           2001

                Best Quarter:  4th-1999 37.51%    Worst Quarter:  3rd-2001 (15.30%)

                           Average annual total return for period ended 12/31/01
                           -----------------------------------------------------

                                                                                             Since Inception
                                                                                  1 year        (5/1/98)
                Growth and Income Portfolio - Service Shares                     (13.58%)        12.44%
                S&P 500 Index*                                                   (11.88%)         2.20%
                                                                                 ----------------------

          * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

 12 Janus Aspen Series

           INTERNATIONAL GROWTH PORTFOLIO - SERVICE SHARES

                Annual returns for periods ended 12/31

                       23.15%            34.71%        18.36%        16.88%        79.52%       (16.14%)      (23.43%)
                        1995              1996          1997          1998          1999          2000          2001

                Best Quarter:  4th-1999 56.24%    Worst Quarter:  3rd-2001 (20.44%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                                Since Inception
                                                                          1 year     5 years       (5/2/94)
                International Growth Portfolio - Service Shares          (23.43%)     9.78%         13.47%
                Morgan Stanley Capital International EAFE(R) Index*      (21.44%)     0.89%          2.76%
                                                                         ---------------------------------

           * The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East.

                                                         Risk return summary  13

           WORLDWIDE GROWTH PORTFOLIO - SERVICE SHARES

                Annual returns for periods ended 12/31

                        1.53%            27.29%       28.80%       21.91%       28.71%       63.49%      (15.99%)     (22.62%)
                        1994              1995         1996         1997         1998         1999         2000         2001

                Best Quarter:  4th-1999 41.62%    Worst Quarter:  3rd-2001 (20.50%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                                Since Inception
                                                                          1 year     5 years       (9/13/93)
                Worldwide Growth Portfolio - Service Shares              (22.62%)    10.77%         15.43%
                Morgan Stanley Capital International World Index*        (16.82%)     5.37%          7.91%
                                                                         ---------------------------------

           * The Morgan Stanley Capital International World Index is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region.

 14 Janus Aspen Series

           GLOBAL LIFE SCIENCES PORTFOLIO - SERVICE SHARES

                Annual returns for periods ended 12/31
                                                                                (16.76%)
                                                                                  2001
                Best Quarter:  2nd-2001 12.82%    Worst Quarter:  1st-2001 (25.46%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                             Since Inception
                                                                                  1 year        (1/18/00)
                Global Life Sciences Portfolio - Service Shares                  (16.76%)       (12.23%)
                S&P 500 Index*                                                   (11.88%)       (10.34%)
                                                                             ---------------------------------

          * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

                                                         Risk return summary  15

           GLOBAL TECHNOLOGY PORTFOLIO - SERVICE SHARES

                      Annual returns for periods ended 12/31

                                         (37.31%)
                                           2001

                      Best Quarter:  4th-2001 31.19%    Worst Quarter:  3rd-2001 (35.48%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                             Since Inception
                                                                                  1 year        (1/18/00)
                Global Technology Portfolio - Service Shares                     (37.31%)       (36.41%)
                S&P 500 Index*                                                   (11.88%)       (10.34%)
                                                                                 -----------------------

          * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

           GLOBAL VALUE PORTFOLIO - SERVICE SHARES

          Since Global Value Portfolio did not commence operations until May 1, 2001, the bar chart and table are not included for this Portfolio.

          For the period of commencement of operations to December 31, 2001, Global Value Portfolio's year to date return was 4.97%.

          The Equity Portfolios' past performance does not necessarily indicate how they will perform in the future.

 16 Janus Aspen Series

FLEXIBLE INCOME PORTFOLIO

          Flexible Income Portfolio is designed for long-term investors who primarily seek total return.

1. WHAT IS THE INVESTMENT OBJECTIVE OF FLEXIBLE INCOME PORTFOLIO?
--------------------------------------------------------------------------------

          FLEXIBLE INCOME PORTFOLIO seeks to obtain maximum total return, consistent with preservation of capital.

          The Portfolio's Trustees may change this objective without a shareholder vote. The Portfolio will notify you at least 60 days before making any material changes to its objective or principal investment policies. If there is a material change to the Portfolio's objective or principal investment policies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF FLEXIBLE INCOME PORTFOLIO?

          In addition to considering economic factors such as the effect of interest rates on the Portfolio's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that he looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and is consistent with the Portfolio's investment policies. If the portfolio manager is unable to find such investments, the Portfolio's assets may be in cash or similar investments.

          Within the parameters of its specific investment policies discussed below, the Portfolio may invest without limit in foreign debt and equity securities.

          Flexible Income Portfolio invests primarily in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. As a fundamental policy, the Portfolio will invest at least 80% of its assets in income-producing securities. The Portfolio may own an unlimited amount of high-yield/high-risk bonds.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN FLEXIBLE INCOME PORTFOLIO?

          Although the Portfolio may be less volatile than funds that invest most of their assets in common stocks, the Portfolio's returns and yields will vary, and you could lose money.

          The Portfolio invests in a variety of fixed-income securities. A fundamental risk of these securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Portfolio's net asset value (NAV) will likewise decrease. Another fundamental risk associated with the Portfolio is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. In addition, default risk, the risk that an issuer will not be able to pay interest and principal when due, is a fundamental risk associated with the Portfolio.

          The Portfolio may invest to some extent in high-yield/high-risk bonds, also known as "junk" bonds. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. Because of these factors, the performance and NAV of the Portfolio may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

                                                         Risk return summary  17

          An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          The following information provides some indication of the risks of investing in Flexible Income Portfolio by showing how the Portfolio's performance has varied over time. The Portfolio's Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares of the Portfolio reflect the historical performance of a different class of shares (the Institutional Shares) prior to December 31, 1999, restated based on the Service Shares' estimated fees and expenses on (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated but does not include charges and expenses attributable to any insurance product which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to a broad-based securities market index.

           FLEXIBLE INCOME PORTFOLIO - SERVICE SHARES

                      Annual returns for periods ended 12/31

                             (0.91%)          23.86%       9.03%      11.52%       8.85%       1.30%       6.00%       7.49%
                              1994             1995        1996        1997        1998        1999        2000        2001

                      Best Quarter:  2nd-1995  6.71%  Worst Quarter:  2nd-1999  (1.27%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Flexible Income Portfolio - Service Shares                 7.49%     6.98%          7.97%
                Lehman Brothers Gov't/Credit Index*                        8.50%     7.37%          6.53%
                                                                          -------------------------------

           * Lehman Brothers Gov't/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.

          Flexible Income Portfolio's past performance does not necessarily indicate how it will perform in the future.

 18 Janus Aspen Series

MONEY MARKET PORTFOLIO

          Money Market Portfolio is designed for investors who seek current income.

1. WHAT IS THE INVESTMENT OBJECTIVE OF MONEY MARKET PORTFOLIO?
--------------------------------------------------------------------------------

          MONEY MARKET PORTFOLIO seeks maximum current income to the extent consistent with stability of capital.

          The Portfolio's Trustees may change this objective without a shareholder vote. The Portfolio will notify you at least 60 days before making any material changes to its objective or principal investment policies. If there is a material change to the Portfolio's objective or principal investment policies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF MONEY MARKET PORTFOLIO?


          Money Market Portfolio will invest only in high-quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital Management LLC ("Janus Capital"). The Portfolio invests primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.


3. WHAT ARE THE MAIN RISKS OF INVESTING IN MONEY MARKET PORTFOLIO?

          The Portfolio's yields will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of the Portfolio's yield may be eroded by inflation. Although Money Market Portfolio invests only in high-quality, short-term money market instruments, there is a risk that the value of the securities it holds will fall as a result of changes in interest rates, an issuer's actual or perceived creditworthiness or an issuer's ability to meet its obligations.

          An investment in Money Market Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

                                                         Risk return summary  19

          The following information provides some indication of the risks of investing in Money Market Portfolio by showing how the performance of Money Market Portfolio has varied over time. The Portfolio's Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares of the Portfolio reflect the historical performance of a different class of shares (the Institutional Shares) prior to December 31, 1999, restated based on the Service Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year, but does not include charges and expenses attributable to any insurance product which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses.


           MONEY MARKET PORTFOLIO - SERVICE SHARES

                      Annual returns for periods ended 12/31

                              4.88%             5.00%          5.03%          4.79%          6.03%          3.97%
                              1996              1997           1998           1999           2000           2001

                      Best Quarter:  4th-2000  1.57%  Worst Quarter:  4th-2001  0.60%

          The 7-day yield for the Portfolio's Shares on December 31, 2001 was 1.83%. For the Portfolio's current yield, call the Janus XpressLine(TM) at 1-888-979-7737.

          Money Market Portfolio's past performance does not necessarily indicate how it will perform in the future.

 20 Janus Aspen Series

FEES AND EXPENSES

          SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. The Janus funds are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Portfolios. However, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

          ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example on the next page shows, these costs are borne indirectly by all shareholders.

                                                         Risk return summary  21

          This table and example are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the fees and expenses that you may pay as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT.

                                                                             Total Annual Fund              Total Annual Fund
                                                   Distribution                  Operating                      Operating
                                      Management     (12b-1)       Other          Expenses         Total        Expenses
                                         Fee         Fees(1)      Expenses   Without Waivers(2)   Waivers    With Waivers(2)

    Growth Portfolio                    0.65%         0.25%        0.01%           0.91%             N/A         0.91%
    Aggressive Growth Portfolio         0.65%         0.25%        0.02%           0.92%             N/A         0.92%
    Capital Appreciation Portfolio      0.65%         0.25%        0.01%           0.91%             N/A         0.91%
    Strategic Value Portfolio           0.65%         0.25%        0.70%           1.60%           0.10%         1.50%
    Core Equity Portfolio(3)            0.65%         0.25%        0.40%           1.30%             N/A         1.30%
    Balanced Portfolio                  0.65%         0.25%        0.01%           0.91%             N/A         0.91%
    Growth and Income Portfolio         0.65%         0.25%        0.05%           0.95%             N/A         0.95%
    International Growth Portfolio      0.65%         0.25%        0.06%           0.96%             N/A         0.96%
    Worldwide Growth Portfolio          0.65%         0.25%        0.04%           0.94%             N/A         0.94%
    Global Life Sciences Portfolio      0.65%         0.25%        0.17%           1.07%             N/A         1.07%
    Global Technology Portfolio         0.65%         0.25%        0.05%           0.95%             N/A         0.95%
    Global Value Portfolio              0.65%         0.25%        2.72%           3.62%           2.12%         1.50%
    Flexible Income Portfolio           0.64%         0.25%        0.02%           0.91%             N/A         0.91%
    Money Market Portfolio              0.25%         0.25%        0.09%           0.59%             N/A         0.59%

--------------------------------------------------------------------------------
   (1) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National
       Association of Securities Dealers, Inc.

   (2) Expenses are based upon expenses for the year ended December 31, 2001. Expenses are stated both with and without contractual waivers by Janus Capital. Waivers, if applicable, are first applied against the management fee and then against other expenses, and will continue until at least the next annual renewal of the advisory agreements. All expenses are shown without the effect of any expense offset arrangements.

   (3) Formerly, Equity Income Portfolio.
--------------------------------------------------------------------------------

   EXAMPLE:
   THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS (IF ANY). This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolios' operating expenses remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 Year     3 Years    5 Years    10 Years
                                                                  -----------------------------------------
    Growth Portfolio                                               $ 93      $  290     $  504      $1,120
    Aggressive Growth Portfolio                                    $ 94      $  293     $  509      $1,131
    Capital Appreciation Portfolio                                 $ 93      $  290     $  504      $1,120
    Strategic Value Portfolio                                      $163      $  505     $  871      $1,900
    Core Equity Portfolio*                                         $132      $  412     $  713      $1,568
    Balanced Portfolio                                             $ 93      $  290     $  504      $1,120
    Growth and Income Portfolio                                    $ 97      $  303     $  526      $1,166
    International Growth Portfolio                                 $ 98      $  306     $  531      $1,178
    Worldwide Growth Portfolio                                     $ 96      $  300     $  520      $1,155
    Global Life Sciences Portfolio                                 $109      $  340     $  590      $1,306
    Global Technology Portfolio                                    $ 97      $  303     $  526      $1,166
    Global Value Portfolio                                         $365      $1,109     $1,873      $3,880
    Flexible Income Portfolio                                      $ 93      $  290     $  504      $1,120
    Money Market Portfolio                                         $ 60      $  189     $  329      $  738

   * Formerly, Equity Income Portfolio.

 22 Janus Aspen Series

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

          Each of the Portfolios has a similar investment objective and similar principal investment strategies to a Janus retail fund:

                  Growth Portfolio                                                 Janus Fund
                  Aggressive Growth Portfolio                           Janus Enterprise Fund
                  Capital Appreciation Portfolio                            Janus Twenty Fund
                  Strategic Value Portfolio                        Janus Strategic Value Fund
                  Core Equity Portfolio                                Janus Core Equity Fund
                  Balanced Portfolio                                      Janus Balanced Fund
                  Growth and Income Portfolio                    Janus Growth and Income Fund
                  International Growth Portfolio                          Janus Overseas Fund
                  Worldwide Growth Portfolio                             Janus Worldwide Fund
                  Global Life Sciences Portfolio              Janus Global Life Sciences Fund
                  Global Technology Portfolio                    Janus Global Technology Fund
                  Global Value Portfolio                              Janus Global Value Fund
                  Flexible Income Portfolio                        Janus Flexible Income Fund
                  Money Market Portfolio                              Janus Money Market Fund

          Although it is anticipated that each Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of each Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.

EQUITY PORTFOLIOS

          This section takes a closer look at the investment objectives of each of the Equity Portfolios, their principal investment strategies and certain risks of investing in the Equity Portfolios. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

DOMESTIC EQUITY PORTFOLIOS

          GROWTH PORTFOLIO
          Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          AGGRESSIVE GROWTH PORTFOLIO
          Aggressive Growth Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the S&P MidCap 400 Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 2001, they ranged from approximately $225 million to $10.5 billion.

            Investment objectives, principal investment strategies and risks  23

          CAPITAL APPRECIATION PORTFOLIO
          Capital Appreciation Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

          STRATEGIC VALUE PORTFOLIO
          Strategic Value Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks with the potential for long-term growth of capital using a "value" approach. The "value" approach the portfolio manager uses emphasizes investments in companies he believes are undervalued relative to their intrinsic worth.

          The portfolio manager measures value as a function of price/free cash flow. Price/free cash flow is the relationship between the price of a stock and its available cash from operations minus capital expenditures.

          The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.

          CORE EQUITY PORTFOLIO
          Core Equity Portfolio seeks long-term growth of capital. It pursues its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities selected for their growth potential. Eligible securities include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks such as convertible preferred stocks, bonds and debentures; and other securities with equity characteristics.

          BALANCED PORTFOLIO
          Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Portfolio normally invests at least 25% of its assets in fixed-income senior securities.

          GROWTH AND INCOME PORTFOLIO
          Growth and Income Portfolio seeks long-term capital growth and current income. It pursues its objective by normally emphasizing investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential. Equity securities may make up part of this income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments. Because of this investment strategy, the Portfolio is not designed for investors who need consistent income.

GLOBAL/INTERNATIONAL EQUITY PORTFOLIOS

          INTERNATIONAL GROWTH PORTFOLIO
          International Growth Portfolio seeks long-term growth of capital. It invests, under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the

 24 Janus Aspen Series

          United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

          WORLDWIDE GROWTH PORTFOLIO
          Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

          GLOBAL LIFE SCIENCES PORTFOLIO
          Global Life Sciences Portfolio seeks long-term growth of capital. It invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the "life sciences" relate to maintaining or improving quality of life. So, for example, companies with a "life science orientation" include companies engaged in research, development, production or distribution of products or services related to health and personal care, medicine or pharmaceuticals. It implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. As a fundamental policy, the Portfolio normally invests at least 25% of its total assets, in the aggregate, in the following industry groups: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology.

          GLOBAL TECHNOLOGY PORTFOLIO
          Global Technology Portfolio seeks long-term growth of capital. It invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories:

          a. Companies that the portfolio manager believes have or will develop products, processes or services that will provide significant technological advancements or improvements; and

          b. Companies that the portfolio manager believes rely extensively on technology in connection with their operations or services.

          It implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential.

          GLOBAL VALUE PORTFOLIO
          Global Value Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks of companies of any size located throughout the world with the potential for long-term growth of capital using a "value" approach. The "value" approach the portfolio manager uses emphasizes investments in companies he believes are undervalued relative to their intrinsic worth. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even in a single country.

          The portfolio manager measures value as a function of price/free cash flow. Price/free cash flow is the relationship between the price of a stock and its available cash from operations minus capital expenditures.

            Investment objectives, principal investment strategies and risks  25

          The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.

The following questions and answers are designed to help you better understand the Equity Portfolios' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?


          Consistent with its investment objective and policies, each of the Portfolios may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.


          In the case of Strategic Value Portfolio and Global Value Portfolio, the portfolio managers will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. This "value" approach emphasizes investments in companies that the portfolio managers believe are undervalued relative to their intrinsic worth and have the potential for long term growth of capital.

          Balanced Portfolio and Growth and Income Portfolio may each emphasize varying degrees of income. Realization of income is not a significant consideration when choosing investments for the other Portfolios. Income realized on the Portfolios' investments may be incidental to their objectives. In the case of Balanced Portfolio and Growth and Income Portfolio, a portfolio manager may consider dividend-paying characteristics to a greater degree in selecting common stock.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

          Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest and the Portfolios may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

          Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for Aggressive Growth Portfolio. The other Equity Portfolios offered by this Prospectus do not emphasize companies of any particular size.

 26 Janus Aspen Series

4. HOW DO THE PORTFOLIO MANAGERS OF STRATEGIC VALUE PORTFOLIO AND GLOBAL VALUE PORTFOLIO DETERMINE THAT A COMPANY MAY BE UNDERVALUED?

          A company may be undervalued when, in the opinion of the portfolio manager, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio manager believes that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Portfolio than those obtained by paying premium prices for companies currently in favor in the market.

5. HOW DO BALANCED PORTFOLIO AND GROWTH AND INCOME PORTFOLIO DIFFER FROM EACH OTHER?

          Growth and Income Portfolio places a greater emphasis on growth stocks and may derive a greater portion of its income from dividend-paying common stocks. Because of these factors, its NAV can be expected to fluctuate more than Balanced Portfolio. Balanced Portfolio places a greater emphasis on the income component of its portfolio and invests to a greater degree in securities selected primarily for their income potential. As a result it is expected to be less volatile than Growth and Income Portfolio.

6. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF BALANCED PORTFOLIO'S AND GROWTH AND INCOME PORTFOLIO'S HOLDINGS?

          Balanced Portfolio and Growth and Income Portfolio shift assets between the growth and income components of their holdings based on the portfolio managers' analysis of relevant market, financial and economic conditions. If a portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, that Portfolio will place a greater emphasis on the growth component.

7. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF BALANCED PORTFOLIO'S AND GROWTH AND INCOME PORTFOLIO'S HOLDINGS?

          The growth component of these Portfolios is expected to consist primarily of common stocks, but may also include preferred stocks or convertible securities selected primarily for their growth potential.

8. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF BALANCED PORTFOLIO'S AND GROWTH AND INCOME PORTFOLIO'S HOLDINGS?

          The income component of Balanced Portfolio's and Growth and Income Portfolio's holdings will consist of securities that a portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of a Portfolio if they currently pay dividends or a portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

9. HOW DO INTEREST RATES AFFECT THE VALUE OF MY BALANCED PORTFOLIO OR GROWTH AND INCOME PORTFOLIO INVESTMENT?

          The income component of Balanced Portfolio's and Growth and Income Portfolio's holdings includes fixed-income securities. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

            Investment objectives, principal investment strategies and risks  27

10. WHAT DOES "LIFE SCIENCE ORIENTATION" MEAN IN RELATION TO GLOBAL LIFE SCIENCES PORTFOLIO?

          Generally speaking, the "life sciences" relate to maintaining or improving quality of life. So, for example, companies with a "life science orientation" include companies engaged in research, development, production or distribution of products or services related to health and personal care, medicine or pharmaceuticals. Life science oriented companies also include companies that the portfolio manager believes have growth potential primarily as a result of particular products, technology, patents or other market advantages in the life sciences. Life sciences encompass a variety of industries, including health care, nutrition, agriculture, medical diagnostics, nuclear and biochemical research and development and health care facilities ownership and operation.

11. WHAT IS GLOBAL TECHNOLOGY PORTFOLIO'S INDUSTRY POLICY?

          Global Technology Portfolio will not concentrate its investments in any particular industry or group of related industries. As a result, its portfolio manager may have more flexibility to find companies that he believes will benefit from advances or improvements in technology in a number of industries. Nevertheless, the Portfolio may hold a significant portion of its assets in industries such as: aerospace/defense; biotechnology; computers; office/business equipment; semiconductors; software; telecommunications; and telecommunications equipment.

 28 Janus Aspen Series

FLEXIBLE INCOME PORTFOLIO

          This section takes a closer look at the investment objective of Flexible Income Portfolio, its principal investment strategies and certain risks of investing in Flexible Income Portfolio. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.


INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES


          In addition to considering economic factors such as the effect of interest rates on the Portfolio's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the portfolio manager looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and consistent with the Portfolio's investment policies. If the portfolio manager is unable to find such investments, much of the Portfolio's assets may be in cash or similar investments.

          Flexible Income Portfolio seeks to obtain maximum total return, consistent with preservation of capital. It pursues its objective by primarily investing in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. As a fundamental policy, the Portfolio will invest at least 80% of its assets in income-producing securities. The Portfolio may own an unlimited amount of high-yield/high-risk bonds. This Portfolio generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

The following questions and answers are designed to help you better understand Flexible Income Portfolio's principal investment strategies.

1. HOW DO INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?

          Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

2. HOW DOES FLEXIBLE INCOME PORTFOLIO MANAGE INTEREST RATE RISK?

          The portfolio manager may vary the average-weighted effective maturity of the Portfolio to reflect his analysis of interest rate trends and other factors. The Portfolio's average-weighted effective maturity will tend to be shorter when the portfolio manager expects interest rates to rise and longer when the portfolio manager expects interest rates to fall. The Portfolio may also use futures, options and other derivatives to manage interest rate risk.

3. WHAT IS MEANT BY THE PORTFOLIO'S "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?

          The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by

            Investment objectives, principal investment strategies and risks 29 averaging the effective maturity of bonds held by the Portfolio with each effective maturity "weighted" according to the percentage of net assets that it represents.

4. WHAT IS MEANT BY THE PORTFOLIO'S "DURATION"?

          A bond's duration indicates the time it will take an investor to recoup his investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by the Portfolio with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, the Portfolio's duration is usually shorter than its average maturity.

5. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

          A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

 30 Janus Aspen Series

GENERAL PORTFOLIO POLICIES OF THE PORTFOLIOS OTHER THAN MONEY MARKET PORTFOLIO

          Unless otherwise stated, each of the following policies applies to all of the Portfolios other than Money Market Portfolio. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

          CASH POSITION
          When a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Portfolios' cash or similar investments may increase. In other words, the Portfolios do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Portfolio's cash position to, for example, protect its assets, maintain liquidity or meet unusually large redemptions. A Portfolio's cash position may also increase temporarily due to unusually large cash inflows. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly. When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

          OTHER TYPES OF INVESTMENTS
          The Equity Portfolios invest primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks and securities convertible into common or preferred stocks. To a lesser degree, the Portfolios may invest in other types of domestic and foreign securities and use other investment strategies, which are described in the Glossary. These may include:

          - debt securities

          - indexed/structured securities

          - high-yield/high-risk bonds (less than 20% of Core Equity Portfolio's assets and less than 35% of each other Portfolio's assets)

          - options, futures, forwards, swaps and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

          - short sales (no more than 8% of a Portfolio's assets may be invested in "naked" short sales)

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          Flexible Income Portfolio invests primarily in fixed-income securities which may include corporate bonds and notes, government securities, preferred stock, high-yield/high-risk fixed-income bonds and municipal obligations. To a lesser degree, Flexible Income Portfolio may invest in other types of domestic and foreign securities and use other investment strategies, which are described in the Glossary. These securities may include:

          - common stocks

          - mortgage- and asset-backed securities

          - zero coupon, pay-in-kind and step coupon securities

            Investment objectives, principal investment strategies and risks  31

          - options, futures, forwards, swaps and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          ILLIQUID INVESTMENTS
          Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

          FOREIGN SECURITIES
          Within the parameters of its specific investment policies, each Portfolio may invest without limit in foreign equity and debt securities. The Portfolios may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

          SPECIAL SITUATIONS

          Each Portfolio may invest in special situations. A special situation arises when, in the opinion of a portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.


          PORTFOLIO TURNOVER
          The Portfolios generally intend to purchase securities for long-term investment although, to the extent permitted by its specific investment policies, each Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. Changes are made in a Portfolio's holdings whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

          Flexible Income Portfolio has historically had relatively high portfolio turnover due to the nature of the securities in which it invests. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance. The Financial Highlights section of this Prospectus shows the Portfolios' historical turnover rates.

 32 Janus Aspen Series

RISKS FOR EQUITY PORTFOLIOS

          Because the Portfolios may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease. A Portfolio's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. A Portfolio may not experience similar performance as its assets grow. Global Life Sciences Portfolio's and Global Technology Portfolio's performance may also be affected by industry risk to a greater extent than the other Portfolios.

The following questions and answers are designed to help you better understand some of the risks of investing in the Equity Portfolios.

1. THE PORTFOLIOS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

          Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW DOES NONDIVERSIFICATION AFFECT THE RISK PROFILE OF AGGRESSIVE GROWTH PORTFOLIO, CAPITAL APPRECIATION PORTFOLIO, STRATEGIC VALUE PORTFOLIO, GLOBAL LIFE SCIENCES PORTFOLIO, GLOBAL TECHNOLOGY PORTFOLIO AND GLOBAL VALUE PORTFOLIO?

          Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A "nondiversified" portfolio has the ability to take larger positions in a smaller number of issuers than a "diversified" portfolio. This gives the Portfolios more flexibility to focus their investments in the most attractive companies identified by the portfolio managers. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified portfolio, its share price can be expected to fluctuate more than a comparable diversified portfolio. This fluctuation, if significant, may affect the performance of a Portfolio.

3. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING?

          If the portfolio manager's perception of a company's worth is not realized in the time frame he expects, the overall performance of Strategic Value Portfolio or Global Value Portfolio may suffer. In general, each portfolio manager believes these risks are mitigated by investing in companies that are undervalued in the market in relation to earnings, dividends and/or assets.

            Investment objectives, principal investment strategies and risks  33

RISKS FOR FLEXIBLE INCOME PORTFOLIO

          Because the Portfolio invests substantially all of its assets in fixed-income securities, it is subject to risks such as credit or default risks, and decreased value due to interest rate increases. The Portfolio's performance may also be affected by risks to certain types of investments, such as foreign securities and derivative instruments.

The following questions and answers are designed to help you better understand some of the risks of investing in Flexible Income Portfolio.

1. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

          Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

2. HOW IS CREDIT QUALITY MEASURED?

          Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's Ratings Service and Moody's Investors Service, Inc. are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk. Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of rating categories.

 34 Janus Aspen Series

RISKS COMMON TO ALL NON-MONEY MARKET PORTFOLIOS

The following questions and answers discuss risks that apply to all Portfolios other than Money Market Portfolio.

1. HOW COULD THE PORTFOLIOS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

          Within the parameters of its specific investment policies, each Portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Portfolio's performance may depend on issues other than the performance of a particular company. These issues include:

          - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

          - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

          - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

          - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

          - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

2. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

          High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

          Because Flexible Income Portfolio may invest a significant portion of its portfolio in high-yield/high-risk bonds, investors should be willing to tolerate a corresponding increase in the risk of significant and sudden changes in NAV.

            Investment objectives, principal investment strategies and risks  35

3. HOW DO THE PORTFOLIOS TRY TO REDUCE RISK?

          The Portfolios may use futures, options, swaps and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Portfolios. However, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if a portfolio manager's judgement proves incorrect.

4. WHAT IS "INDUSTRY RISK"?

          Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. In the life sciences, for example, many companies are subject to government regulation and approval of their products and services, which may affect their price or availability. In addition, the products and services offered by these companies may quickly become obsolete in the face of scientific or technological developments. The economic outlook of such companies may fluctuate dramatically due to changes in regulatory or competitive environments. Similarly, in technology-related industries, competitive pressures may have a significant effect on the performance of companies in which a Portfolio may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing which may increase their volatility.

          Global Life Sciences Portfolio invests in a concentrated portfolio, which may result in greater exposure to related industries. As a result, the Portfolio may be more volatile than a less concentrated portfolio. Although the other Equity Portfolios offered by this Prospectus do not "concentrate" in a specific group of industries, they may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.

 36 Janus Aspen Series

MONEY MARKET PORTFOLIO

          This section takes a closer look at the investment objective of Money Market Portfolio, its principal investment strategies and certain risks of investing in the Portfolio. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Money Market Portfolio is subject to certain specific SEC rule requirements. Among other things, the Portfolio is limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act).

          Janus Capital has purchased money market insurance for Money Market Portfolio that may protect it in the event of, among other things, a decrease in the value of a portfolio security due to the default or bankruptcy of the issuer. This insurance covers all securities in which the Portfolio invests, other than certain securities issued, guaranteed, or backed by the U.S. government. Although Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, the policy does not guarantee that the Portfolio will maintain a value of $1.00 per share. The policy became effective on September 30, 2001 and will expire on September 30, 2002 unless renewed.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

          Money Market Portfolio seeks maximum current income to the extent consistent with stability of capital. It pursues its objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.

          Money Market Portfolio will:

          - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital

          - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act)

          - maintain a dollar-weighted average portfolio maturity of 90 days or less

TYPES OF INVESTMENTS

          Money Market Portfolio invests primarily in:

          - high quality debt obligations

          - obligations of financial institutions

          The Portfolio may also invest (to a lesser degree) in:

          - U.S. Government Securities (securities issued or guaranteed by the U.S. government, its agencies and instrumentalities)

          - municipal securities

            Investment objectives, principal investment strategies and risks  37

          DEBT OBLIGATIONS

          The Portfolio may invest in U.S. dollar denominated debt obligations. Debt obligations include:

          - commercial paper

          - notes and bonds

          - variable amount master demand notes (the payment obligations on these instruments may be backed by securities, swap agreements or other assets, by a guarantee of a third party or solely by the unsecured promise of the issuer to make payments when due)

          - privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws

          OBLIGATIONS OF FINANCIAL INSTITUTIONS

          Examples of obligations of financial institutions include:

          - negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars

          - Eurodollar and Yankee bank obligations (Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks)

          - other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Portfolio may invest

          Foreign, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

INVESTMENT TECHNIQUES

          The following is a description of other investment techniques that Money Market Portfolio may use:

          PARTICIPATION INTERESTS
          A participation interest gives Money Market Portfolio a proportionate, undivided interest in underlying debt securities and sometimes carries a demand feature.

          DEMAND FEATURES
          Demand features give Money Market Portfolio the right to resell securities at specified periods prior to their maturity dates. Demand features may shorten the life of a variable or floating rate security, enhance the instrument's credit quality and provide a source of liquidity.

 38 Janus Aspen Series

          Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of Money Market Portfolio's investments may be dependent in part on the credit quality of the banks supporting Money Market Portfolio's investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support.

          VARIABLE AND FLOATING RATE SECURITIES
          Money Market Portfolio may invest in securities which have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness.

          MORTGAGE- AND ASSET-BACKED SECURITIES
          Money Market Portfolio may purchase fixed or variable rate mortgage-backed securities issued by Ginnie Mae, Fannie Mae, Freddie Mac, or other governmental or government-related entity. The Portfolio may purchase other mortgage- and asset-backed securities including securities backed by automobile loans, equipment leases or credit card receivables.

          Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in the Portfolio having to reinvest proceeds at a lower interest rate.

          REPURCHASE AGREEMENTS
          Money Market Portfolio may enter into collateralized repurchase agreements. Repurchase agreements are transactions in which the Portfolio purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The repurchase price reflects a market rate of interest and is collateralized by cash or securities.

          If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, Money Market Portfolio may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

            Investment objectives, principal investment strategies and risks  39

MANAGEMENT OF THE PORTFOLIOS
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INVESTMENT ADVISER

          Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Portfolios and is responsible for the day-to-day management of the investment portfolios and other business affairs of the Portfolios.

          Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus retail funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

          Janus Capital furnishes continuous advice and recommendations concerning each Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.

          Participating insurance companies that purchase the Portfolios' Shares may perform certain administrative services relating to the Portfolios and Janus Capital or the Portfolios may pay those companies for such services.

 40 Janus Aspen Series

MANAGEMENT EXPENSES


          Each Portfolio pays Janus Capital a management fee which is calculated daily and paid monthly. Each Portfolio's advisory agreement spells out the management fee and other expenses that the Portfolios must pay. New investment advisory agreements approved at a special meeting of the shareholders on January 31, 2002, that are the same in all material respects as the previous advisory agreements, became effective on April 3, 2002.


          The Shares of each Portfolio incur expenses not assumed by Janus Capital, including the distribution fee, transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate).

                                                       Average Daily
                                                        Net Assets         Annual Rate      Expense Limit
Portfolios                                             of Portfolio       Percentage (%)    Percentage (%)
----------------------------------------------------------------------------------------------------------
   Growth Portfolio                                  All Asset Levels          0.65               N/A
   Aggressive Growth Portfolio
   Capital Appreciation Portfolio
   Balanced Portfolio
   Growth and Income Portfolio
   International Growth Portfolio
   Worldwide Growth Portfolio
----------------------------------------------------------------------------------------------------------
   Core Equity Portfolio(1)                          All Asset Levels          0.65              1.25(2)
   Global Life Sciences Portfolio
   Global Technology Portfolio
----------------------------------------------------------------------------------------------------------
   Strategic Value Portfolio                         All Asset Levels          0.65              1.25(3)
   Global Value Portfolio
----------------------------------------------------------------------------------------------------------
   Flexible Income Portfolio                         First $300 Million        0.65              1.00(2)
                                                     Over $300 Million         0.55
----------------------------------------------------------------------------------------------------------
   Money Market Portfolio                            All Asset Levels          0.25              0.50(2)
----------------------------------------------------------------------------------------------------------

(1) Formerly, Equity Income Portfolio.

(2) Janus Capital has agreed to limit the Portfolios' expenses (excluding the distribution fee, brokerage commissions, interest, taxes and extraordinary expenses) as indicated until at least the next annual renewal of the advisory agreements. The Portfolios' expenses without waivers are not expected to exceed the expense limit.

(3) Janus Capital has agreed to limit the Portfolios' expenses (excluding the distribution fee, brokerage commissions, interest, taxes and extraordinary expenses) as indicated until at least the next annual renewal of the advisory agreements.

          For the year ended December 31, 2001, each Portfolio paid Janus Capital the following management fees (net of fee waivers) based upon each Portfolio's average net assets: 0.65% for Growth Portfolio, 0.65% for Aggressive Growth Portfolio, 0.65% for Capital Appreciation Portfolio, 0.55% for Strategic Value Portfolio, 0.65% for Core Equity Portfolio, 0.65% for Balanced Portfolio, 0.65% for Growth and Income Portfolio, 0.65% for International Growth Portfolio, 0.65% for Worldwide Growth Portfolio, 0.65% for Global Life Sciences Portfolio, 0.65% for Global Technology Portfolio, 0.00% for Global Value Portfolio, 0.64% for Flexible Income Portfolio and 0.25% for Money Market Portfolio. Absent fee waivers, the management fees based upon each Portfolio's net assets would have been 0.65% for Strategic Value Portfolio and Global Value Portfolio.

                                                Management of the Portfolios  41

PORTFOLIO MANAGERS

LAURENCE J. CHANG
--------------------------------------------------------------------------------
            is Executive Vice President and Co-Manager of Worldwide Growth Portfolio, which he has co-managed since December 1999. Mr. Chang served as Executive Vice President and Co-Manager of International Growth Portfolio from May 1998 until December 2000. Mr. Chang is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1993 as a research analyst. Mr. Chang holds an undergraduate degree with honors in Religion with a concentration in Philosophy from Dartmouth College and a Master's degree in Political Science from Stanford University. Mr. Chang has earned the right to use the Chartered Financial Analyst designation.

JONATHAN D. COLEMAN
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Aggressive Growth Portfolio, which he has managed since February 2002. He is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994 as a research analyst, and was also a research analyst for Janus Capital from 2000 to 2002. Mr. Coleman holds a Bachelor's degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman has earned the right to use the Chartered Financial Analyst designation.

DAVID J. CORKINS
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Growth and Income Portfolio, which he has managed since its inception. Mr. Corkins is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1995 as a research analyst. Mr. Corkins holds a Bachelor of Arts degree in English and Russian from Dartmouth and he received his Master of Business Administration degree from Columbia University in 1993.

DAVID C. DECKER
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Strategic
            Value Portfolio, which he has managed since its inception. Mr. Decker is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1992 as a research analyst. Mr. Decker holds a Master of Business Administration degree in Finance from the Fuqua School of Business at Duke University and a Bachelor of Arts degree in Economics and Political Science from Tufts University. Mr. Decker has earned the right to use the Chartered Financial Analyst designation.

HELEN YOUNG HAYES
--------------------------------------------------------------------------------
            is Executive Vice President and Co-Manager of International
            Growth Portfolio and Worldwide Growth Portfolio, each of which she has managed or co-managed since their inception. Ms. Hayes is also Portfolio Manager of other Janus accounts. She joined Janus Capital in 1987. She holds a Bachelor of Arts degree in Economics from Yale University. Ms. Hayes has earned the right to use the Chartered Financial Analyst designation.

 42 Janus Aspen Series

C. MIKE LU
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Global Technology Portfolio, which he has managed since its inception.
            Mr. Lu is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1991 as a research analyst. Mr. Lu holds a Bachelor of Arts degree in History and a Bachelor of Arts degree in Economics from Yale University. Mr. Lu has earned the right to use the Chartered Financial Analyst designation.

BRENT A. LYNN
--------------------------------------------------------------------------------
            is Executive Vice President and Co-Manager of International
            Growth Portfolio, which he has co-managed since January 2001. Mr. Lynn is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1991 as a research analyst. He holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn has earned the right to use the Chartered Financial Analyst designation.

THOMAS R. MALLEY
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Global Life Sciences Portfolio, which he has managed since its inception. Mr. Malley is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1991 as a research analyst. Mr. Malley holds a Bachelor of Science degree in Biology from Stanford University. Mr. Malley has earned the right to use the Chartered Financial Analyst designation.

KAREN L. REIDY
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Core Equity Portfolio and Balanced Portfolio, each of which she has managed since January 2000. Ms. Reidy is also Portfolio Manager of other Janus accounts. Ms. Reidy joined Janus Capital in 1995 as a research analyst. She holds an undergraduate degree in Accounting from the University of Colorado. Ms. Reidy has earned the right to use the Chartered Financial Analyst designation.

BLAINE P. ROLLINS
--------------------------------------------------------------------------------

            is Executive Vice President and Portfolio Manager of Growth Portfolio, which he has managed since January 2000. He previously served as Executive Vice President and Portfolio Manager of Equity Income Portfolio from its inception to December 1999 and Balanced Portfolio from May 1996 to December 1999. Mr. Rollins is also Portfolio Manager of other Janus accounts. Mr. Rollins joined Janus Capital in 1990. He holds a Bachelor of Science degree in Finance from the University of Colorado. Mr. Rollins has earned the right to use the Chartered Financial Analyst designation.


                                                Management of the Portfolios  43

SCOTT W. SCHOELZEL
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Capital Appreciation Portfolio, which he has managed since its inception. Mr. Schoelzel is also Portfolio Manager of other Janus accounts.
            Mr. Schoelzel joined Janus Capital in January 1994. He holds a Bachelor of Arts degree in Business from Colorado College.

RONALD V. SPEAKER
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Flexible
            Income Portfolio, which he has managed or co-managed since its inception. Mr. Speaker is also Portfolio Manager of other Janus accounts. Mr. Speaker joined Janus Capital in 1986. He holds a Bachelor of Arts degree in Finance from the University of Colorado. Mr. Speaker has earned the right to use the Chartered Financial Analyst designation.

J. ERIC THORDERSON
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Money Market Portfolio, which he has managed since January 2001. Mr.
            Thorderson is also Portfolio Manager of other Janus accounts. He joined Janus Capital in May 1996 as a research analyst. He holds a Bachelor of Arts degree in Business Administration from Wayne State University and a Master of Business Administration degree from the University of Illinois. Mr. Thorderson has earned the right to use the Chartered Financial Analyst designation.

JASON P. YEE
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Global Value Portfolio, which he has managed since its inception. Mr. Yee is also Portfolio Manager of other Janus accounts. He joined Janus in July 1992, working as a research analyst until April 1996.
            From April 1996 to April 2000, Mr. Yee was a portfolio manager and managing director at Bee & Associates. He re-joined Janus in April 2000. He holds a Bachelor of Science in Mechanical
            Engineering from Stanford University. Mr. Yee has earned the right to use the Chartered Financial Analyst designation.

 44 Janus Aspen Series

OTHER INFORMATION
--------------------------------------------------------------------------------

          CLASSES OF SHARES

          Each Portfolio currently offers between one and three classes of shares, one of which, the Service Shares, is offered pursuant to this prospectus. The Shares offered by this prospectus are available only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. Institutional Shares of each Portfolio offering such Shares are available only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service II Shares of each Portfolio offering such Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants and include a redemption fee. The redemption fee may be imposed on interests in separate accounts or plans held 60 days or less. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Institutional Shares or Service II Shares, please call 1-800-525-0020.

          DISTRIBUTION FEE


          Under a distribution and service plan adopted in accordance with Rule 12b-1 under the 1940 Act, the Shares may pay Janus Distributors LLC, the Trust's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of a Portfolio. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors LLC for remittance to insurance companies and qualified plan service providers as compensation for distribution and shareholder servicing performed by such entities. Because 12b-1 fees are paid out of the Service Shares' assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.


          CONFLICTS OF INTEREST


          The Shares offered by this prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Trustees may refuse to sell Shares of any Portfolio to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolios. Janus Capital intends to monitor such qualified plans and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolios to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.


                                                           Other information  45

          DISTRIBUTION OF THE PORTFOLIOS


          The Portfolios are distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.


 46 Janus Aspen Series

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS


          To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute net income and any net gains realized on its investments at least annually. A Portfolio's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.


PORTFOLIOS OTHER THAN MONEY MARKET PORTFOLIO

          DISTRIBUTION SCHEDULE

          Dividends for the Portfolios are normally declared and distributed in June and December. Capital gains are normally declared and distributed in June for all of the Portfolios.

          HOW DISTRIBUTIONS AFFECT A PORTFOLIO'S NAV

          Distributions, other than daily income dividends, are paid to shareholders as of the record date of the distribution of a Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in the daily NAV of a Portfolio's Shares. The Share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Shares of Growth Portfolio declared a dividend in the amount of $0.25 per share. If the price of Growth Portfolio's Shares was $10.00 on December 30, the share price on December 31 would be $9.75, barring market fluctuations.

MONEY MARKET PORTFOLIO

          For the Shares of Money Market Portfolio, dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month. All distributions will be automatically reinvested in Shares of the Portfolio.

TAXES

          TAXES ON DISTRIBUTIONS

          Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Shares of a Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts or plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

          TAXATION OF THE PORTFOLIOS

          Dividends, interest and some gains received by the Portfolios on foreign securities may be subject to tax withholding or other foreign taxes. The Portfolios may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios.

                                                     Distributions and taxes  47

          The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of each Portfolio are sold in connection with variable insurance contracts, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

 48 Janus Aspen Series

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------

          INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIOS DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. CERTAIN PORTFOLIOS MAY NOT BE AVAILABLE IN CONNECTION WITH A PARTICULAR CONTRACT AND CERTAIN CONTRACTS MAY LIMIT ALLOCATIONS AMONG THE PORTFOLIOS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

PRICING OF PORTFOLIO SHARES

          Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange. Securities of the Portfolios other than Money Market Portfolio are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.


          Because foreign securities markets may operate on days that are not business days in the United States, the value of a Portfolio's holdings may change on days when you will not be able to purchase or redeem the Portfolio's Shares.


          Money Market Portfolio's securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of the portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting the Share's NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.

PURCHASES

          Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf.

          The Portfolios are not intended for excessive trading or market timing. Excessive purchases of Portfolio Shares disrupt portfolio management and drive Portfolio expenses higher. Each Portfolio reserves the right to reject any specific purchase order, including exchange purchases, for any reason. For example, purchase orders may be refused if a Portfolio would be unable to invest the money effectively in accordance with its investment policies or would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors. The Portfolios may also suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Portfolios' policy on market timing, see "Excessive Trading" on the next page.

          Although there is no present intention to do so, the Portfolios may discontinue sales of their shares if management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to

                                                         Shareholder's guide  49
          achieve its investment objective. If sales of a Portfolio's Shares are discontinued, it is expected that existing policy owners and plan participants invested in that Portfolio would be permitted to continue to authorize investment in that Portfolio and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.


          The Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.

REDEMPTIONS

          Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

          Shares of any Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio or its agent. Redemption proceeds will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

EXCESSIVE TRADING

          Frequent trading into and out of a Portfolio can disrupt portfolio investment strategies and increase portfolio expenses for all shareholders, including long-term shareholders who do not generate these costs. The Portfolios are not intended for market timing or excessive trading. The Portfolios and their agents reserve the right to reject any purchase request (including exchange purchases if permitted by your insurance company or plan sponsor) by any investor or group of investors indefinitely if they believe that any combination of trading activity in the account(s) is attributable to market timing or is otherwise excessive or potentially disruptive to the Portfolios. The Portfolios may refuse purchase orders (including exchange purchases) for any reason without prior notice, particularly orders that the Portfolio believes are made on behalf of market timers.

          The trading history of accounts under common ownership or control may be considered in enforcing these policies. Transactions placed through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Portfolio. Transactions accepted by your insurance company or plan sponsor in violation of our excessive trading policy are not deemed accepted by the Portfolio and may be cancelled or revoked by the Portfolio on the next business day following receipt by your intermediary.

SHAREHOLDER COMMUNICATIONS

          Shareholders will receive annual and semiannual reports including the financial statements of the Shares of the Portfolios that they have authorized for investment. Each report will show the investments owned by each Portfolio and the market values thereof, as well as other information about the Portfolios and their operations. The Trust's fiscal year ends December 31.

 50 Janus Aspen Series

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


          The financial highlights tables are intended to help you understand the Service Shares' financial performance from inception of the Shares through December 31st of each period shown. Items 1 through "Net asset value, end of period" reflect financial results for a single Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Service Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but do not include charges or expenses attributable to any insurance product. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.


                 GROWTH PORTFOLIO - SERVICE SHARES
                --------------------------------------------------------------------------------------------
                                                                                     Years ended December 31
                                                                                       2001           2000
                  1. NET ASSET VALUE, BEGINNING OF PERIOD                              $26.36         $33.52
                     INCOME FROM INVESTMENT OPERATIONS:
                  2. Net investment income                                             (0.02)         (0.01)
                  3. Net gains or losses on securities (both realized and
                     unrealized)                                                       (6.54)         (4.58)
                  4. Total from investment operations                                  (6.56)         (4.59)
                     LESS DISTRIBUTIONS:
                  5. Dividends (from net investment income)                                --             --
                  6. Distributions (from capital gains)                                (0.04)         (2.57)
                  7. Total distributions                                               (0.04)         (2.57)
                  8. NET ASSET VALUE, END OF PERIOD                                    $19.76         $26.36
                  9. Total return                                                    (24.90%)       (14.75%)
                 10. Net assets, end of period (in thousands)                        $237,012       $104,656
                 11. Average net assets for the period (in thousands)                $106,200        $29,782
                 12. Ratio of gross expenses to average net assets(1)                   0.91%          0.92%
                 13. Ratio of net expenses to average net assets(2)                     0.91%          0.92%
                 14. Ratio of net investment income to average net assets             (0.20%)        (0.07%)
                 15. Portfolio turnover rate                                              48%            47%
                --------------------------------------------------------------------------------------------

          (1) The expense ratio reflects expenses prior to any expense offset arrangements.
          (2) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  51

                 AGGRESSIVE GROWTH PORTFOLIO - SERVICE SHARES
                --------------------------------------------------------------------------------------------
                                                                                     Years ended December 31
                                                                                       2001           2000
                  1. NET ASSET VALUE, BEGINNING OF PERIOD                               35.97         $59.16
                     INCOME FROM INVESTMENT OPERATIONS:
                  2. Net investment income                                             (0.09)           0.12
                  3. Net gains or losses on securities (both realized and
                     unrealized)                                                      (14.15)        (16.98)
                  4. Total from investment operations                                 (14.24)        (16.86)
                     LESS DISTRIBUTIONS:
                  5. Dividends (from net investment income)                                --             --
                  6. Distributions (from capital gains)                                    --         (4.58)
                  7. Tax return of capital distributions                                   --         (1.75)
                  8. Total distributions                                                   --         (6.33)
                  9. NET ASSET VALUE, END OF PERIOD                                     21.73         $35.97
                 10. Total return                                                    (39.59%)       (31.78%)
                 11. Net assets, end of period (in thousands)                         169,656       $126,135
                 12. Average net assets for the period (in thousands)                 146,884        $43,775
                 13. Ratio of gross expenses to average net assets(1)                   0.92%          0.92%
                 14. Ratio of net expenses to average net assets(2)                     0.92%          0.92%
                 15. Ratio of net investment income to average net assets             (0.48%)        (0.65%)
                 16. Portfolio turnover rate                                              99%            82%
                --------------------------------------------------------------------------------------------

          (1) The expense ratio reflects expenses prior to any expense offset arrangements.
          (2) The expense ratio reflects expenses after any expense offset arrangements.

 52 Janus Aspen Series

                 CAPITAL APPRECIATION PORTFOLIO - SERVICE SHARES
                --------------------------------------------------------------------------------------------
                                                                                     Years ended December 31
                                                                                       2001           2000
                  1. NET ASSET VALUE, BEGINNING OF PERIOD                              $26.54         $32.77
                     INCOME FROM INVESTMENT OPERATIONS:
                  2. Net investment income                                               0.14           0.27
                  3. Net gains or losses on securities (both realized and
                     unrealized)                                                       (5.92)         (6.27)
                  4. Total from investment operations                                  (5.78)         (6.00)
                     LESS DISTRIBUTIONS:
                  5. Dividends (from net investment income)                            (0.19)         (0.22)
                  6. Distributions (from capital gains)                                    --         (0.01)
                  7. Total distributions                                               (0.19)         (0.23)
                  8. NET ASSET VALUE, END OF PERIOD                                    $20.57         $26.54
                  9. Total Return                                                    (21.83%)       (18.37%)
                 10. Net assets, end of period (in thousands)                        $498,094       $527,960
                 11. Average net assets for the period (in thousands)                $514,004       $311,628
                 12. Ratio of gross expenses to average net assets(1)                   0.91%          0.92%
                 13. Ratio of net expenses to average net assets(2)                     0.91%          0.92%
                 14. Ratio of net investment income to average net assets               0.69%          1.52%
                 15. Portfolio turnover rate                                              67%            41%
                --------------------------------------------------------------------------------------------

          (1) The expense ratio reflects expenses prior to any expense offset arrangements.
          (2) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  53

                 STRATEGIC VALUE PORTFOLIO - SERVICE SHARES
                --------------------------------------------------------------------------------------------
                                                                                     Years ended December 31
                                                                                       2001         2000(1)
                  1. NET ASSET VALUE, BEGINNING OF PERIOD                              $10.04         $10.00
                     INCOME FROM INVESTMENT OPERATIONS:
                  2. Net investment income                                                 --           0.01
                  3. Net gains or losses on securities (both realized and
                     unrealized)                                                       (0.84)           0.03
                  4. Total from investment operations                                  (0.84)           0.04
                     LESS DISTRIBUTIONS:
                  5. Dividends (from net investment income)                            (0.02)             --
                  6. Distributions (from capital gains)                                    --             --
                  7. Total distributions                                               (0.02)             --
                  8. NET ASSET VALUE, END OF PERIOD                                     $9.18         $10.04
                  9. Total return*                                                    (8.38%)          0.40%
                 10. Net assets, end of period (in thousands)                         $15,605         $1,538
                 11. Average net assets for the period (in thousands)                   7,996           $431
                 12. Ratio of gross expenses to average net assets**(2)                 1.50%(3)       1.52%(3)
                 13. Ratio of net expenses to average net assets**(4)                   1.50%          1.52%
                 14. Ratio of net investment income to average net assets**             0.09%          0.66%
                 15. Portfolio turnover rate**                                            86%            47%
                --------------------------------------------------------------------------------------------

           * Total return not annualized for periods of less than one full year.
          **  Annualized for periods of less than one full year.
          (1) May 1, 2000 (inception) to December 31, 2000.
          (2) The expense ratio reflects expenses prior to any expense offset arrangements.
          (3) The ratio was 1.60% in 2001 and 3.72% in 2000 before waiver of certain fees incurred by the Portfolio.
          (4) The expense ratio reflects expenses after any expense offset arrangements.

 54 Janus Aspen Series

                 CORE EQUITY PORTFOLIO - SERVICE SHARES(1)
                ----------------------------------------------------------------------------------------------
                                                                                      Years ended December 31
                                                                                       2001            2000
                  1. NET ASSET VALUE, BEGINNING OF PERIOD                               $19.05          $27.15
                     INCOME FROM INVESTMENT OPERATIONS:
                  2. Net investment income                                                0.05            0.01
                  3. Net gains or losses on securities (both realized and
                     unrealized)                                                        (2.31)          (1.93)
                  4. Total from investment operations                                   (2.26)          (1.92)
                     LESS DISTRIBUTIONS:
                  5. Dividends (from net investment income)                             (0.05)          (0.01)
                  6. Distributions (from capital gains)                                 (0.59)          (6.17)
                  7. Total distributions                                                (0.64)          (6.18)
                  8. NET ASSET VALUE, END OF PERIOD                                     $16.15          $19.05
                  9. Total return                                                     (12.04%)         (8.24%)
                 10. Net assets, end of period (in thousands)                             $971            $306
                 11. Average net assets for the period (in thousands)                     $612             $93
                 12. Ratio of gross expenses to average net assets(2)                    1.30%           1.52%(3)
                 13. Ratio of net expenses to average net assets(4)                      1.30%           1.52%
                 14. Ratio of net investment income to average net assets                0.44%           0.38%
                 15. Portfolio turnover rate                                              114%             95%
                ----------------------------------------------------------------------------------------------

          (1) Formerly, Equity Income Portfolio.
          (2) The expense ratio reflects expenses prior to any expense offset arrangements.
          (3) The ratio was 2.03% in 2000 before waiver of certain fees incurred by the Portfolio.
          (4) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  55

                 BALANCED PORTFOLIO - SERVICE SHARES
                --------------------------------------------------------------------------------------------
                                                                                     Years ended December 31
                                                                                       2001           2000
                  1. NET ASSET VALUE, BEGINNING OF PERIOD                              $24.92         $27.82
                     INCOME FROM INVESTMENT OPERATIONS:
                  2. Net investment income                                               0.47           0.17
                  3. Net gains or losses on securities (both realized and
                     unrealized)                                                       (1.68)         (0.52)
                  4. Total from investment operations                                  (1.21)         (0.35)
                     LESS DISTRIBUTIONS:
                  5. Dividends (from net investment income)                            (0.40)         (0.22)
                  6. Distributions (from capital gains)                                    --         (2.31)
                  7. Tax return of capital distributions                                   --         (0.02)
                  8. Total distributions                                               (0.40)         (2.55)
                  9. NET ASSET VALUE, END OF PERIOD                                    $23.31         $24.92
                 10. Total Return                                                     (4.90%)        (1.37%)
                 11. Net assets, end of period (in thousands)                        $192,338        $48,634
                 12. Average net assets for the period (in thousands)                $108,835        $13,810
                 13. Ratio of gross expenses to average net assets(1)                   0.91%          0.92%
                 14. Ratio of net expenses to average net assets(2)                     0.91%          0.91%
                 15. Ratio of net investment income to average net assets               2.58%          2.93%
                 16. Portfolio turnover rate                                             114%            72%
                --------------------------------------------------------------------------------------------

          (1) The expense ratio reflects expenses prior to any expense offset arrangements.
          (2) The expense ratio reflects expenses after any expense offset arrangements.

 56 Janus Aspen Series

                 GROWTH AND INCOME PORTFOLIO - SERVICE SHARES
                --------------------------------------------------------------------------------------------
                                                                                     Years ended December 31
                                                                                       2001           2000
                  1. NET ASSET VALUE, BEGINNING OF PERIOD                              $17.35         $20.63
                     INCOME FROM INVESTMENT OPERATIONS:
                  2. Net investment income                                               0.12           0.07
                  3. Net gains or losses on securities (both realized and
                     unrealized)                                                       (2.47)         (2.99)
                  4. Total from investment operations                                  (2.35)         (2.92)
                     LESS DISTRIBUTIONS:
                  5. Dividends (from net investment income)                            (0.13)         (0.05)
                  6. Distributions (from capital gains)                                    --         (0.31)
                  7. Total distributions                                               (0.13)         (0.36)
                  8. NET ASSET VALUE, END OF PERIOD                                    $14.87         $17.35
                  9. Total Return                                                    (13.58%)       (14.31%)
                 10. Net assets, end of period (in thousands)                         $85,154        $54,212
                 11. Average net assets for the period (in thousands)                 $73,705        $12,868
                 12. Ratio of gross expenses to average net assets(1)                   0.95%          1.11%
                 13. Ratio of net expenses to average net assets(2)                     0.95%          1.10%
                 14. Ratio of net investment income to average net assets               0.91%          1.20%
                 15. Portfolio turnover rate                                              52%            37%
                --------------------------------------------------------------------------------------------

          (1) The expense ratio reflects expenses prior to any expense offset arrangements.
          (2) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  57

                 INTERNATIONAL GROWTH PORTFOLIO - SERVICE SHARES
                --------------------------------------------------------------------------------------------
                                                                                     Years ended December 31
                                                                                       2001           2000
                  1. NET ASSET VALUE, BEGINNING OF PERIOD                              $30.64         $38.29
                     INCOME FROM INVESTMENT OPERATIONS:
                  2. Net investment income                                               0.18           0.46
                  3. Net gains or losses on securities (both realized and
                     unrealized)                                                       (7.35)         (6.39)
                  4. Total from investment operations                                  (7.17)         (5.93)
                     LESS DISTRIBUTIONS:
                  5. Dividends (from net investment income)                            (0.17)         (0.47)
                  6. Distributions (from capital gains)                                    --         (0.91)
                  7. Tax return of capital distributions                                   --         (0.34)
                  8. Total distributions                                               (0.17)         (1.72)
                  9. NET ASSET VALUE, END OF PERIOD                                    $23.30         $30.64
                 10. Total return                                                    (23.43%)       (16.14%)
                 11. Net assets, end of period (in thousands)                        $541,803       $497,212
                 12. Average net assets for the period (in thousands)                $522,001       $269,680
                 13. Ratio of gross expenses to average net assets(1)                   0.96%          0.96%
                 14. Ratio of net expenses to average net assets(2)                     0.96%          0.96%
                 15. Ratio of net investment income to average net assets               0.68%          1.85%
                 16. Portfolio turnover rate                                              65%            67%
                --------------------------------------------------------------------------------------------

          (1) The expense ratio reflects expenses prior to any expense offset arrangements.
          (2) The expense ratio reflects expenses after any expense offset arrangements.

 58 Janus Aspen Series

                 WORLDWIDE GROWTH PORTFOLIO - SERVICE SHARES
                --------------------------------------------------------------------------------------------
                                                                                     Years ended December 31
                                                                                       2001           2000
                  1. NET ASSET VALUE, BEGINNING OF PERIOD                              $36.77         $47.49
                     INCOME FROM INVESTMENT OPERATIONS:
                  2. Net investment income                                               0.17         (0.07)
                  3. Net gains or losses on securities (both realized and
                     unrealized)                                                       (8.48)         (6.97)
                  4. Total from investment operations                                  (8.31)         (7.04)
                     LESS DISTRIBUTIONS:
                  5. Dividends (from net investment income)                            (0.08)         (0.02)
                  6. Distributions (from capital gains)                                    --         (3.52)
                  7. Tax return of capital distributions                                   --         (0.14)
                  8. Total distributions                                               (0.08)         (3.68)
                  9. NET ASSET VALUE, END OF PERIOD                                     28.38         $36.77
                 10. Total return                                                    (22.62%)       (15.99%)
                 11. Net assets, end of period (in thousands)                        $171,393        $71,757
                 12. Average net assets for the period (in thousands)                $119,429        $22,158
                 13. Ratio of gross expenses to average net assets(1)                   0.94%          0.95%
                 14. Ratio of net expenses to average net assets(2)                     0.94%          0.94%
                 15. Ratio of net investment income to average net assets               0.47%          0.29%
                 16. Portfolio turnover rate                                              82%            66%
                --------------------------------------------------------------------------------------------

          (1) The expense ratio reflects expenses prior to any expense offset arrangements.
          (2) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  59

                 GLOBAL LIFE SCIENCES PORTFOLIO - SERVICE SHARES
                --------------------------------------------------------------------------------------------
                                                                                     Years ended December 31
                                                                                       2001         2000(1)
                  1. NET ASSET VALUE, BEGINNING OF PERIOD                                9.31         $10.00
                     INCOME FROM INVESTMENT OPERATIONS:
                  2. Net investment income                                                 --             --
                  3. Net gains or losses on securities (both realized and
                     unrealized)                                                       (1.56)         (0.69)
                  4. Total from investment operations                                  (1.56)         (0.69)
                     LESS DISTRIBUTIONS:
                  5. Dividends (from net investment income)                                --             --
                  6. Distributions (from capital gains)                                    --             --
                  7. Total distributions                                                   --             --
                  8. NET ASSET VALUE, END OF PERIOD                                     $7.75          $9.31
                  9. Total return*                                                   (16.76%)        (6.90%)
                 10. Net assets, end of period (in thousands)                         $44,161        $48,005
                 11. Average net assets for the period (in thousands)                 $38,230        $16,247
                 12. Ratio of gross expenses to average net assets**(2)                 1.07%          1.20%
                 13. Ratio of net expenses to average net assets**(3)                   1.06%          1.20%
                 14. Ratio of net investment income to average net assets**           (0.43%)        (0.03%)
                 15. Portfolio turnover rate**                                           109%           137%
                --------------------------------------------------------------------------------------------

           * Total return not annualized for periods of less than one full year.
          **  Annualized for periods of less than one full year.
          (1) January 18, 2000 (inception) to December 31, 2000.
          (2) The expense ratio reflects expenses prior to any expense offset arrangements.
          (3) The expense ratio reflects expenses after any expense offset arrangements.

 60 Janus Aspen Series

                 GLOBAL TECHNOLOGY PORTFOLIO - SERVICE SHARES
                --------------------------------------------------------------------------------------------
                                                                                     Years ended December 31
                                                                                       2001         2000(1)
                  1. NET ASSET VALUE, BEGINNING OF PERIOD                               $6.55         $10.00
                     INCOME FROM INVESTMENT OPERATIONS:
                  2. Net investment income                                               0.02           0.05
                  3. Net gains or losses on securities (both realized and
                     unrealized)                                                       (2.46)         (3.46)
                  4. Total from investment operations                                  (2.44)         (3.41)
                     LESS DISTRIBUTIONS:
                  5. Dividends (from net investment income)                            (0.03)         (0.04)
                  6. Distributions (from capital gains)                                    --             --
                  7. Total distributions                                               (0.03)         (0.04)
                  8. NET ASSET VALUE, END OF PERIOD                                     $4.08          $6.55
                  9. Total return*                                                   (37.31%)       (34.11%)
                 10. Net assets, end of period (in thousands)                        $287,103       $374,544
                 11. Average net assets for the period (in thousands)                $307,222       $268,923
                 12. Ratio of gross expenses to average net assets**(2)                 0.95%          0.94%
                 13. Ratio of net expenses to average net assets**(3)                   0.94%          0.94%
                 14. Ratio of net investment income to average net assets**             0.42%          1.14%
                 15. Portfolio turnover rate**                                            91%            34%
                --------------------------------------------------------------------------------------------

           * Total return not annualized for periods of less than one full year.
          **  Annualized for periods of less than one full year.
          (1) January 18, 2000 (inception) to December 31, 2000.
          (2) The expense ratio reflects expenses prior to any expense offset arrangements.
          (3) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  61

                 GLOBAL VALUE PORTFOLIO - SERVICE SHARES
                -----------------------------------------------------------------------------------------
                                                                                   Year ended December 31
                                                                                      2001(1)
                  1. NET ASSET VALUE, BEGINNING OF PERIOD                                  $10.00
                     INCOME FROM INVESTMENT OPERATIONS:
                  2. Net investment income                                                   0.01
                  3. Net gains or losses on securities (both realized and
                     unrealized)                                                             0.49
                  4. Total from investment operations                                        0.50
                     LESS DISTRIBUTIONS:
                  5. Dividends (from net investment income)                                (0.01)
                  6. Distributions (from capital gains)                                        --
                  7. Total distributions                                                   (0.01)
                  8. NET ASSET VALUE, END OF PERIOD                                        $10.49
                  9. Total return(*)                                                        4.97%
                 10. Net assets, end of period (in thousands)                              $2,108
                 11. Average net assets for the period (in thousands)                      $1,947
                 12. Ratio of gross expenses to average net assets(**(2)                    1.50%(3)
                 13. Ratio of net expenses to average net assets(**(4)                      1.50%
                 14. Ratio of net investment income to average net
                     assets(**)                                                             0.10%
                 15. Portfolio turnover rate(**)                                              22%
                -----------------------------------------------------------------------------------------

           * Total return not annualized for periods of less than one year.
          ** Annualized for periods of less than one full year.
          (1) May 1, 2001 (inception) to December 31, 2001.
          (2) The expense ratio reflects expenses prior to any expense offset arrangements.
          (3) The ratio was 3.62% in 2001 before waiver of certain fees incurred by the Portfolio.
          (4) The expense ratio reflects expenses after any expense offset arrangements.

 62 Janus Aspen Series

                 FLEXIBLE INCOME PORTFOLIO - SERVICE SHARES
                --------------------------------------------------------------------------------------------
                                                                                     Years ended December 31
                                                                                       2001           2000
                  1. NET ASSET VALUE, BEGINNING OF PERIOD                              $11.62         $11.41
                     INCOME FROM INVESTMENT OPERATIONS:
                  2. Net investment income                                               0.47           0.53
                  3. Net gains or losses on securities (both realized and
                     unrealized)                                                         0.39           0.14
                  4. Total from investment operations                                    0.86           0.67
                     LESS DISTRIBUTIONS:
                  5. Dividends (from net investment income)                            (0.50)         (0.46)
                  6. Distributions (from capital gains)                                    --             --
                  7. Total distributions                                               (0.50)         (0.46)
                  8. NET ASSET VALUE, END OF PERIOD                                    $11.98         $11.62
                  9. Total return                                                       7.49%          6.00%
                 10. Net assets, end of period (in thousands)                          $2,136           $568
                 11. Average net assets for the period (in thousands)                  $1,452           $187
                 12. Ratio of gross expenses to average net assets(1)                   0.91%          0.99%
                 13. Ratio of net expenses to average net assets(2)                     0.90%          0.99%
                 14. Ratio of net investment income to average net assets               5.56%          6.54%
                 15. Portfolio turnover rate                                             308%           202%
                --------------------------------------------------------------------------------------------

          (1) The expense ratio reflects expenses prior to any expense offset arrangements.
          (2) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  63

                 MONEY MARKET PORTFOLIO - SERVICE SHARES
                --------------------------------------------------------------------------------------------
                                                                                     Years ended December 31
                                                                                       2001           2000
                  1. NET ASSET VALUE, BEGINNING OF PERIOD                               $1.00          $1.00
                     INCOME FROM INVESTMENT OPERATIONS:
                  2. Net investment income                                               0.04           0.06
                  3. Net gains or losses on securities (both realized and
                     unrealized)                                                           --             --
                  4. Total from investment operations                                    0.04           0.06
                     LESS DISTRIBUTIONS:
                  5. Dividends (from net investment income)                            (0.04)         (0.06)
                  6. Distributions (from capital gains)                                    --             --
                  7. Total distributions                                               (0.04)         (0.06)
                  8. NET ASSET VALUE, END OF PERIOD                                     $1.00          $1.00
                  9. Total return                                                       3.97%          6.03%
                 10. Net assets, end of period (in thousands)                             $11            $10
                 11. Average net assets for the period (in thousands)(1)                  $11            $10
                 12. Ratio of gross expenses to average net assets(2)                   0.59%          0.61%
                 13. Ratio of net expenses to average net assets                        0.59%          0.61%
                 14. Ratio of net investment income to average net assets               3.91%          5.84%
                --------------------------------------------------------------------------------------------

          (1) The expense ratio reflects expenses prior to any expense offset arrangements.
          (2) The expense ratio reflects expenses after any expense offset arrangements.

 64 Janus Aspen Series

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

          This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

          BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

          COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

          COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

          CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

          DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

          DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

          EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

          FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

          HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

          MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

                                                Glossary of investment terms  65

          PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

          PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

          PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

          RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

          STANDBY COMMITMENTS are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

          STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

          STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

          U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

          VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher

 66 Janus Aspen Series
          than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

          ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

          FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

          FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

          INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

          INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

          INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

          OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

          REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the

                                                Glossary of investment terms  67
          risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

          REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

          SHORT SALES in which a Portfolio may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that a Portfolio owns, or a security equivalent in kind or amount to the security sold short that a Portfolio has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Portfolio borrows and does not own. A Portfolio may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For "naked" short sales, a Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale and if the price declines during this period, a Portfolio will realize a short-term capital gain. Although a Portfolio's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

          WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

 68 Janus Aspen Series

EXPLANATION OF RATING CATEGORIES
--------------------------------------------------------------------------------

          The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES

                BOND RATING                  EXPLANATION
                -----------------------------------------------------------------------------------------
                Investment Grade
                AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
                AA.......................... High quality; very strong capacity to pay principal and interest.
                A........................... Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
                BBB......................... Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
                Non-Investment Grade
                BB, B, CCC, CC, C........... Predominantly speculative with respect to the issuer's capacity to meet required interest and principal payments.
                                             BB - lowest degree of speculation; C - the highest degree of speculation. Quality and protective characteristics
                                             outweighed by large uncertainties or major risk exposure to adverse conditions.
                D........................... In default.

                                            Explanation of rating categories  69

MOODY'S INVESTORS SERVICE, INC.

                BOND RATING                  EXPLANATION
                -----------------------------------------------------------------------------------------
                Investment Grade
                Aaa......................... Highest quality, smallest degree of investment risk.
                Aa.......................... High quality; together with Aaa bonds, they compose the high-grade bond group.
                A........................... Upper-medium grade obligations; many favorable investment attributes.
                Baa......................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
                Non-Investment Grade
                Ba.......................... More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
                B........................... Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
                Caa......................... Poor standing, may be in default; elements of danger with respect to principal or interest payments.
                Ca.......................... Speculative in a high degree; could be in default or have other marked shortcomings.
                C........................... Lowest-rated; extremely poor prospects of ever attaining investment standing.

          Unrated securities will be treated as noninvestment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

 70 Janus Aspen Series

SECURITIES HOLDINGS BY RATING CATEGORY

          During the year ended December 31, 2001, the percentage of securities holdings for Flexible Income Portfolio by rating category based upon a weighted monthly average was:

                FLEXIBLE INCOME PORTFOLIO
                ------------------------------------------------------------------------------
                    BONDS-S&P RATING:
                 AAA                                                                       33%
                 AA                                                                         6%
                 A                                                                         11%
                 BBB                                                                       29%
                 BB                                                                         9%
                 B                                                                          4%
                 CCC                                                                        0%
                 CC                                                                         0%
                 C                                                                          0%
                 Not Rated                                                                  1%
                 Preferred Stock                                                            0%
                 Cash and Options                                                           7%
                 TOTAL                                                                    100%
                ------------------------------------------------------------------------------

          No other Portfolio described in this Prospectus held 5% or more of its assets in bonds rated below investment grade for the year ended December 31, 2001.

                                            Explanation of rating categories  71

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72 Janus Aspen Series

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                     You can request other information,
                     including a Statement of Additional
                     Information, Annual Report or
                     Semiannual Report, free of charge, by
                     contacting your plan sponsor or
                     visiting our Web site at janus.com. In
                     the Portfolios' Annual and Semiannual
                     Reports, you will find a discussion of
                     the market conditions and investment
                     strategies that significantly affected
                     the Portfolios' performance during
                     their last fiscal year. Other
                     information is also available from
                     financial intermediaries that sell
                     Shares of the Portfolios.

                     The Statement of Additional
                     Information provides detailed
                     information about the Portfolios and
                     is incorporated into this Prospectus
                     by reference. You may review and copy
                     information about the Portfolios
                     (including the Portfolios' Statement
                     of Additional Information) at the
                     Public Reference Room of the SEC or
                     get text only copies, after paying a
                     duplicating fee, by sending an
                     electronic request by e-mail to
                     publicinfo@sec.gov or by writing to or
                     calling the Public Reference Room,
                     Washington, D.C. 20549-0102
                     (1-202-942-8090). You may also obtain
                     reports and other information about
                     the Portfolios from the Electronic
                     Data Gathering Analysis and Retrieval
                     (EDGAR) Database on the SEC's Web site
                     at http://www.sec.gov.

                                      [JANUS LOGO]
                                        WWW.JANUS.COM

                                        100 Fillmore Street
                                        Denver, CO
                                        80206-4928
                                        1-800-525-0020

                    Investment Company Act File No. 811-7736

                                                May 1, 2002

                                                International Growth Portfolio
                                                Worldwide Growth Portfolio
                                                Global Technology Portfolio

                               JANUS ASPEN SERIES
                               SERVICE II SHARES

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

    [JANUS LOGO]

                This prospectus describes three series (the "Portfolios") with different investment objectives. Each Portfolio of Janus Aspen Series currently offers one or more classes of shares. The Service II Shares (the "Shares") are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

                Janus Aspen Series sells and redeems its Shares at net asset value without sales charges or commissions. A redemption fee may be imposed on interests held in separate accounts or plans for 60 days or less. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

                This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                RISK/RETURN SUMMARY
                   Portfolios...............................................    2
                   Fees and expenses........................................    7
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
                RISKS
                   Investment objectives and principal investment
                   strategies...............................................    8
                   General portfolio policies...............................    9
                   Risks for Portfolios.....................................   12
                MANAGEMENT OF THE PORTFOLIOS
                   Investment adviser.......................................   14
                   Management expenses......................................   14
                   Portfolio managers.......................................   15
                OTHER INFORMATION...........................................   16
                DISTRIBUTIONS AND TAXES
                   Distributions............................................   18
                   Taxes....................................................   18
                SHAREHOLDER'S GUIDE
                   Pricing of portfolio shares..............................   19
                   Purchases................................................   19
                   Redemptions..............................................   20
                   Excessive trading........................................   20
                   Shareholder communications...............................   21
                FINANCIAL HIGHLIGHTS........................................   22
                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities...............................   23
                   Futures, options and other derivatives...................   25
                   Other investments, strategies and/or techniques..........   25


                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

PORTFOLIOS

          The Portfolios are designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE PORTFOLIOS?
--------------------------------------------------------------------------------

          - INTERNATIONAL GROWTH PORTFOLIO AND GLOBAL TECHNOLOGY PORTFOLIO seek long-term growth of capital.

          - WORLDWIDE GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          The Portfolio's Trustees may change these objectives or the Portfolios' principal investment policies without a shareholder vote. The Portfolios will notify you at least 60 days before making any changes to their objectives or principal investment policies. If there is a material change to a Portfolio's objective or principal investment policies, you should consider whether that Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE PORTFOLIOS?

          The portfolio managers apply a "bottom up" approach in choosing investments. In other words, they look at companies one at a time to determine if a company is an attractive investment opportunity and is consistent with a Portfolio's investment policies. If a portfolio manager is unable to find investments with earnings growth potential, a significant portion of a Portfolio's assets may be in cash or similar investments.

          Within the parameters of its specific investment policies discussed below, each Portfolio may invest without limit in foreign equity and debt securities.

          Within the parameters of its specific investment policies discussed below, each Portfolio will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

          INTERNATIONAL GROWTH PORTFOLIO invests, under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

          WORLDWIDE GROWTH PORTFOLIO invests primarily in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

          GLOBAL TECHNOLOGY PORTFOLIO invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. It implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential.

          For purposes of International Growth Portfolio's and Global Technology Portfolio's 80% policies, net assets will take into account borrowings for investment purposes.

 2 Janus Aspen Series

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIOS?

          The biggest risk is that the Portfolios' returns may vary, and you could lose money. The Portfolios are designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

          The value of a Portfolio's holdings may decrease if the value of an individual company in the portfolio decreases. The value of a Portfolio's holdings could also decrease if the stock market goes down. If the value of a Portfolio's holdings decreases, that Portfolio's net asset value (NAV) will also decrease, which means if you sell your shares in a Portfolio you may get back less money.

          Although GLOBAL TECHNOLOGY PORTFOLIO does not concentrate its investments in specific industries, it may invest in companies related in such a way that they react similarly to certain market pressures. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in the portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in the Portfolio's portfolio may become rapidly obsolete or have relatively short product cycles. As a result, the Portfolio's returns may be considerably more volatile than the returns of a fund that does not invest in similarly related companies.

          INTERNATIONAL GROWTH PORTFOLIO, WORLDWIDE GROWTH PORTFOLIO AND GLOBAL TECHNOLOGY PORTFOLIO may have significant exposure to foreign markets. As a result, their returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

          GLOBAL TECHNOLOGY PORTFOLIO intends to operate as a nondiversified portfolio. This means it may hold larger positions in a smaller number of securities than a diversified portfolio. As a result, a single security's increase or decrease in value may have a greater impact on the Portfolio's NAV and total return.

          An investment in these Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                          Risk return summary  3

          The following information provides some indication of the risks of investing in the Portfolios by showing how each of the Portfolios' performance has varied over time. The Portfolios' Service II Shares commenced operations on December 31, 2001. The returns shown for the Service II Shares of the Portfolios reflect the historical performance of a different class of shares (the Institutional Shares) prior to December 31, 2001, restated based on the Service II Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar charts depict the change in performance from year to year during the periods indicated but do not include charges and expenses attributable to any insurance product which would lower the performance illustrated. The Portfolios do not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolios' expenses, but do not take into account the 1.00% redemption fee (on interests held in separate accounts or plans for 60 days or less). The tables compare the average annual returns for the Service II Shares of the Portfolios for the periods indicated to a broad-based securities market index.

           INTERNATIONAL GROWTH PORTFOLIO

                Annual returns for periods ended 12/31

                       23.15%            34.71%        18.36%        16.88%        79.52%       (16.14%)      (23.43%)
                        1995              1996          1997          1998          1999          2000          2001

                Best Quarter:  4th-1999  56.24%  Worst Quarter:  3rd-2001  (20.44%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                            Since Inception
                                                                      1 year     5 years       (5/2/94)
                International Growth Portfolio                       (23.43%)      9.78%        13.47%
                Morgan Stanley Capital International EAFE(R) Index*  (21.44%)      0.89%         2.76%
                                                                     --------------------------------------

           * The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East.

 4 Janus Aspen Series

           WORLDWIDE GROWTH PORTFOLIO

                Annual returns for periods ended 12/31

                        1.53%            27.29%       28.80%       21.91%       28.71%       63.49%      (15.99%)     (22.62%)
                        1994              1995         1996         1997         1998         1999         2000         2001

                Best Quarter:  4th-1999  41.62%  Worst Quarter:  3rd-2001  (20.50%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                             Since Inception
                                                                       1 year     5 years       (9/13/93)
                Worldwide Growth Portfolio                            (22.62%)    10.77%         15.43%
                Morgan Stanley Capital International World Index*     (16.82%)     5.37%          7.91%
                                                                      --------------------------------------

           * The Morgan Stanley Capital International World Index is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region.

                                                          Risk return summary  5

           GLOBAL TECHNOLOGY PORTFOLIO

                      Annual returns for periods ended 12/31

                                                                                  (37.31%)
                                                                                    2001

                      Best Quarter:  4th-2001  31.19%  Worst Quarter:  3rd-2001   (35.48%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                        Since Inception
                                                                             1 year        (1/18/00)
                Global Technology Portfolio                                  (37.31%)       (36.41%)
                S&P 500 Index*                                               (11.88%)       (10.34%)
                                                                             --------------------------

          * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.


          The Portfolios' past performance does not necessarily indicate how they will perform in the future.


 6 Janus Aspen Series

FEES AND EXPENSES

          SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. The Janus funds are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Portfolios. However, if you sell Shares of a Portfolio that you have held for 60 days or less, you may pay a redemption fee. Also, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

          SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

          Sales charges                                                  None
          Redemption Fee on Shares of a Portfolio held 60 days or less
            (as a % of amount redeemed)*                                1.00%

          * A redemption fee of 1.00% applies to interests held in a separate account or qualified plan for 60 days or less. The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide in this prospectus.

          ANNUAL FUND OPERATING EXPENSES are paid out of the Portfolios' assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example below shows, these costs are borne indirectly by all shareholders.

          This table and example are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the fees and expenses that you may pay as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT.

                                                                         Distribution              Total Annual Fund
                                                            Management     (12b-1)       Other         Operating
                                                               Fee         Fees(1)      Expenses      Expenses(2)
    International Growth Portfolio                            0.65%         0.25%        0.06%           0.96%
    Worldwide Growth Portfolio                                0.65%         0.25%        0.04%           0.94%
    Global Technology Portfolio                               0.65%         0.25%        0.05%           0.95%

--------------------------------------------------------------------------------
   (1) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National
       Association of Securities Dealers, Inc.

   (2) Expenses are based upon the estimated gross expenses the Shares expect to incur in their initial fiscal year. All expenses are shown without the effect of any expense offset arrangements.
--------------------------------------------------------------------------------

   EXAMPLE:
   This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolios' operating expenses remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 Year     3 Years
                                                                  ------------------
    International Growth Portfolio                                  $98       $306
    Worldwide Growth Portfolio                                      $96       $300
    Global Technology Portfolio                                     $97       $303

                                                          Risk return summary  7

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

          Each of the Portfolios has a similar investment objective and similar principal investment strategies to a Janus retail fund:

                  International Growth Portfolio                          Janus Overseas Fund
                  Worldwide Growth Portfolio                             Janus Worldwide Fund
                  Global Technology Portfolio                    Janus Global Technology Fund

          Although it is anticipated that each Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of each Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

          This section takes a closer look at the investment objectives of each of the Portfolios, their principal investment strategies and certain risks of investing in the Portfolios. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

          INTERNATIONAL GROWTH PORTFOLIO
          International Growth Portfolio seeks long-term growth of capital. It invests, under normal circumstances at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

          WORLDWIDE GROWTH PORTFOLIO
          Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

          GLOBAL TECHNOLOGY PORTFOLIO
          Global Technology Portfolio seeks long-term growth of capital. It invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories:

          a. Companies that the portfolio manager believes have or will develop products, processes or services that will provide significant technological advancements or improvements; and

          b. Companies that the portfolio manager believes rely extensively on technology in connection with their operations or services.

 8 Janus Aspen Series

          It implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential.

The following questions and answers are designed to help you better understand the Portfolios' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

          Consistent with its investment objective and policies, each of the Portfolios may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

          Realization of income is not a significant consideration when choosing investments for the Portfolios. Income realized on the Portfolios' investments may be incidental to their objectives.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

          Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest and the Portfolios may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

          Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. The Portfolios do not emphasize companies of any particular size.

4. WHAT IS GLOBAL TECHNOLOGY PORTFOLIO'S INDUSTRY POLICY?

          Global Technology Portfolio will not concentrate its investments in any particular industry or group of related industries. As a result, its portfolio manager may have more flexibility to find companies that he believes will benefit from advances or improvements in technology in a number of industries. Nevertheless, the Portfolio may hold a significant portion of its assets in industries such as: aerospace/defense; biotechnology; computers; office/business equipment; semiconductors; software; telecommunications; and telecommunications equipment.

GENERAL PORTFOLIO POLICIES

          The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

          CASH POSITION
          When a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Portfolios' cash or similar

             Investment objectives, principal investment strategies and risks 9 investments may increase. In other words, the Portfolios do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Portfolio's cash position to, for example, protect its assets, maintain liquidity or meet unusually large redemptions. A Portfolio's cash position may also increase temporarily due to unusually large cash inflows. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly. When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.


          OTHER TYPES OF INVESTMENTS

          The Portfolios invest primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks, warrants and securities convertible into common or preferred stocks. To a lesser degree, the Portfolios may invest in other types of domestic and foreign securities and use other investment strategies, which are described in the Glossary. These securities may include:


          - debt securities

          - indexed/structured securities

          - high-yield/high-risk bonds (less than 35% of each Portfolio's assets)

          - options, futures, forwards, swaps and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

          - short sales (no more than 8% of a Portfolio's assets may be invested in "naked" short sales)

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          ILLIQUID INVESTMENTS
          Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

          FOREIGN SECURITIES
          Within the parameters of its specific investment policies, each Portfolio may invest without limit in foreign equity and debt securities. The Portfolios may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

          SPECIAL SITUATIONS

          Each Portfolio may invest in special situations. A special situation arises when, in the opinion of a portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological


 10 Janus Aspen Series
          breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

          PORTFOLIO TURNOVER
          The Portfolios generally intend to purchase securities for long-term investment, although, to the extent permitted by its specific investment policies, each Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. Changes are made in a Portfolio's holdings whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

          Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

            Investment objectives, principal investment strategies and risks  11

RISKS FOR PORTFOLIOS

          Because the Portfolios may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease. A Portfolio's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. A Portfolio may not experience similar performance as its assets grow. Global Technology Portfolio's performance may also be affected by industry risk to a greater extent than the other Portfolios.

The following questions and answers are designed to help you better understand some of the risks of investing in the Portfolios.

1. THE PORTFOLIOS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

          Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW DOES NONDIVERSIFICATION AFFECT THE RISK PROFILE OF GLOBAL TECHNOLOGY PORTFOLIO?

          Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A "nondiversified" portfolio has the ability to take larger positions in a smaller number of issuers than a "diversified" portfolio. This gives the Portfolio more flexibility to focus its investments in the most attractive companies identified by the portfolio manager. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified portfolio, its share price can be expected to fluctuate more than a comparable diversified portfolio. This fluctuation, if significant, may affect the performance of the Portfolio.

3. HOW COULD THE PORTFOLIOS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

          Within the parameters of its specific investment policies, each Portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Portfolio's performance may depend on issues other than the performance of a particular company. These issues include:

          - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

 12 Janus Aspen Series

          - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

          - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

          - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

          - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

          High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

5. HOW DO THE PORTFOLIOS TRY TO REDUCE RISK?

          The Portfolios may use futures, options, swaps and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Portfolios. However, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if a portfolio manager's judgement proves incorrect.

6. WHAT IS "INDUSTRY RISK"?

          Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. In technology-related industries, competitive pressures may have a significant effect on the performance of companies in which a Portfolio may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.

          Although the Portfolios offered by this Prospectus do not "concentrate" in a specific group of industries, they may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.

            Investment objectives, principal investment strategies and risks  13

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

          Janus Capital Management LLC ("Janus Capital"), 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Portfolios and is responsible for the day-to-day management of the investment portfolios and other business affairs of the Portfolios.

          Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus retail funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

          Janus Capital furnishes continuous advice and recommendations concerning each Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.

          Participating insurance companies that purchase the Portfolios' Shares may perform certain administrative services relating to the Portfolios and Janus Capital or the Portfolios may pay those companies for such services.

MANAGEMENT EXPENSES


          Each Portfolio pays Janus Capital a management fee which is calculated daily and paid monthly. Each Portfolio's advisory agreement spells out the management fee and other expenses that the Portfolios must pay. New investment advisory agreements approved at a special meeting of the shareholders on January 31, 2002, that are the same in all material respects as the previous advisory agreements, became effective on April 3, 2002.


          The Shares of each Portfolio incur expenses not assumed by Janus Capital, including the distribution fee, transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate).

                                                                                                  Expense
                                                           Average Daily       Annual Rate         Limit
                                                            Net Assets         Percentage       Percentage
Portfolios                                                 of Portfolio            (%)              (%)
------------------------------------------------------------------------------------------------------------
   International Growth Portfolio                        All Asset Levels         0.65              N/A
   Worldwide Growth Portfolio
------------------------------------------------------------------------------------------------------------
   Global Technology Portfolio                           All Asset Levels         0.65             1.25(1)
------------------------------------------------------------------------------------------------------------

(1) Janus Capital has agreed to limit the Portfolio's expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses) as indicated until at least the next annual renewal of the advisory agreement. The Portfolio's expenses without waivers are not expected to exceed the expense limit.

          For the year ended December 31, 2001, each Portfolio paid Janus Capital a management fee (net of fee waivers) of 0.65% based upon each Portfolio's average net assets.

 14 Janus Aspen Series

PORTFOLIO MANAGERS

LAURENCE J. CHANG
--------------------------------------------------------------------------------
            is Executive Vice President and Co-Manager of Worldwide Growth Portfolio, which he has co-managed since December 1999. Mr. Chang served as Executive Vice President and Co-Manager of International Growth Portfolio from May 1998 until December 2000. Mr. Chang is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1993 as a research analyst. Mr. Chang holds an undergraduate degree with honors in Religion with a concentration in Philosophy from Dartmouth College and a Master's degree in Political Science from Stanford University. Mr. Chang has earned the right to use the Chartered Financial Analyst designation.

HELEN YOUNG HAYES
--------------------------------------------------------------------------------
            is Executive Vice President and Co-Manager of International
            Growth Portfolio and Worldwide Growth Portfolio, each of which she has managed or co-managed since their inception. Ms. Hayes is also Portfolio Manager of other Janus accounts. She joined Janus Capital in 1987. She holds a Bachelor of Arts degree in Economics from Yale University. Ms. Hayes has earned the right to use the Chartered Financial Analyst designation.

C. MIKE LU
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Global Technology Portfolio, which he has managed since its inception.
            Mr. Lu is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1991 as a research analyst. Mr. Lu holds a Bachelor of Arts degree in History and a Bachelor of Arts degree in Economics from Yale University. Mr. Lu has earned the right to use the Chartered Financial Analyst designation.

BRENT A. LYNN
--------------------------------------------------------------------------------
            is Executive Vice President and Co-Manager of International
            Growth Portfolio, which he has co-managed since January 2001. Mr. Lynn is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1991 as a research analyst. He holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn has earned the right to use the Chartered Financial Analyst designation.

                                                Management of the Portfolios  15

OTHER INFORMATION
--------------------------------------------------------------------------------

          CLASSES OF SHARES

          Each Portfolio currently offers three classes of shares, one of which, the Service II Shares, is offered pursuant to this prospectus. The Shares offered by this prospectus are available only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants and include a redemption fee. The redemption fee may be imposed on interests in separate accounts or plans held 60 days or less and thus an insurance company or qualified plan must have agreed to administer the fee. Institutional Shares of the Portfolios are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares of the Portfolios are offered only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Institutional Shares or Service Shares, please call 1-800-525-0020.

          DISTRIBUTION FEE


          Under a distribution and service plan adopted in accordance with Rule 12b-1 under the 1940 Act, the Shares may pay Janus Distributors LLC, the Trust's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of a Portfolio. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors LLC for remittance to insurance companies and qualified plan service providers as compensation for distribution and shareholder servicing performed by such entities. Because 12b-1 fees are paid out of the Service II Shares' assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.


          CONFLICTS OF INTEREST


          The Shares offered by this prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Trustees may refuse to sell Shares of any Portfolio to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolios. Janus Capital intends to monitor such qualified plans and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolios to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.


 16 Janus Aspen Series

          DISTRIBUTION OF THE PORTFOLIOS


          The Portfolios are distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.


                                                           Other information  17

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

          To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute net income and any net gains realized on its investments at least annually. A Portfolio's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

          DISTRIBUTION SCHEDULE

          Dividends for the Portfolios are normally declared and distributed in June and December. Capital gains are normally declared and distributed in June for all of the Portfolios.

          HOW DISTRIBUTIONS AFFECT A PORTFOLIO'S NAV

          Distributions are paid to shareholders as of the record date of the distribution of a Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in the daily NAV of a Portfolio's Shares. The Share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Shares of International Growth Portfolio declared a dividend in the amount of $0.25 per share. If the price of International Growth Portfolio's Shares was $10.00 on December 30, the share price on December 31 would be $9.75, barring market fluctuations.

TAXES

          TAXES ON DISTRIBUTIONS

          Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Shares of a Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts or plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

          TAXATION OF THE PORTFOLIOS

          Dividends, interest and some gains received by the Portfolios on foreign securities may be subject to tax withholding or other foreign taxes. The Portfolios may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios.

          The Portfolios do not expect to pay any federal income taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of each Portfolio are sold in connection with variable insurance contracts, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

 18 Janus Aspen Series

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


          INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIOS DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.


PRICING OF PORTFOLIO SHARES


          Investments and redemptions will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its agent, minus any applicable redemption fee taken from redemption proceeds for transactions in a Portfolio. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange. Securities of the Portfolios are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.



          Because foreign securities markets may operate on days that are not business days in the United States, the value of a Portfolio's holdings may change on days when you will not be able to purchase or redeem the Portfolio's Shares.


PURCHASES

          Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf.

          The Portfolios are not intended for excessive trading or market timing. Excessive purchases of Portfolio Shares disrupt portfolio management and drive Portfolio expenses higher. Each Portfolio reserves the right to reject any specific purchase order, including exchange purchases, for any reason. For example, purchase orders may be refused if a Portfolio would be unable to invest the money effectively in accordance with its investment policies or would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors. The Portfolios may also suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Portfolios' policy on market timing, see "Excessive Trading" on the next page.


          Although there is no present intention to do so, the Portfolios may discontinue sales of their shares if management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio's Shares are discontinued, it is expected that existing policy owners and plan participants invested in that Portfolio would be permitted to continue to authorize investment in that Portfolio and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.


          The Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.

                                                         Shareholder's guide  19

REDEMPTIONS

          Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

          Shares of the Portfolios may be redeemed on any business day. Redemption proceeds will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

          A variable insurance contract owner or plan participant who chooses to redeem an interest in a separate account or plan investing in any Portfolio will be subject to a redemption fee if such interest is held for 60 days or less. This fee is paid to the Portfolio rather than Janus Capital, and is designed to offset the brokerage commissions, market impact and other costs associated with changes in the Portfolio's asset levels and cash flows due to short-term trading. For Shares bought on different days, the Shares held the longest will be redeemed first for purposes of determining whether the redemption fee applies.

          The redemption fee does not apply to: (i) any shares purchased through reinvested distributions (dividends and capital gains); (ii) scheduled and systematic redemptions, including asset rebalancing and dollar cost averaging; (iii) variable insurance contract or qualified plan withdrawals or loans, including required minimum distributions; (iv) redemptions due to the movement of funds at annuitization of a variable insurance contract or qualified withdrawals from a retirement plan; and (v) redemptions resulting from the death of a variable insurance contract owner or plan participant. Each Portfolio reserves the right to waive the redemption fee in other circumstances at its discretion.

          Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by a Portfolio or its agent, minus the redemption fee, if applicable.

EXCESSIVE TRADING

          Frequent trading into and out of a Portfolio can disrupt portfolio investment strategies and increase portfolio expenses for all shareholders, including long-term shareholders who do not generate these costs. The Portfolios are not intended for market timing or excessive trading. The Portfolios and their agents reserve the right to reject any purchase request (including exchange purchases if permitted by your insurance company or plan sponsor) by any investor or group of investors indefinitely if they believe that any combination of trading activity in the account(s) is attributable to market timing or is otherwise excessive or potentially disruptive to the Portfolio. The Portfolios may refuse purchase orders (including exchange purchases) for any reason without prior notice, particularly orders that the Portfolio believes are made on behalf of market timers.

          The trading history of accounts under common ownership or control may be considered in enforcing these policies. Transactions placed through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Portfolio. Transactions accepted by an insurance company or plan sponsor in violation of our excessive trading policy are not deemed accepted by the Portfolio and may be cancelled or revoked by the Portfolio on the next business day following receipt from the insurance company or plan sponsor.

 20 Janus Aspen Series

SHAREHOLDER COMMUNICATIONS

          Shareholders will receive annual and semiannual reports including the financial statements of the Shares of the Portfolio that they have authorized for investment. Each report will show the investments owned by each Portfolio and the market values thereof, as well as other information about the Portfolios and their operations. The Trust's fiscal year ends December 31.

                                                         Shareholder's guide  21

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

          No financial highlights are presented for the Service II Shares because the Shares did not commence operations until December 31, 2001.

 22 Janus Aspen Series

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

          This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

          BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

          COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

          COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

          CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

          DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

          DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

          EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

          FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time, and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

          HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

          MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

                                                Glossary of investment terms  23

          PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

          PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

          PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

          RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

          STANDBY COMMITMENTS are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

          STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

          STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

          U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

          VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher

 24 Janus Aspen Series
          than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

          ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES


          FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.


          FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

          INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

          INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

          INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

          OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

          REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk

                                                Glossary of investment terms  25
          of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

          REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

          SHORT SALES in which a Portfolio may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that a Portfolio owns, or a security equivalent in kind or amount to the security sold short that a Portfolio has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Portfolio borrows and does not own. A Portfolio may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For "naked" short sales, a Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale and if the price declines during this period, a Portfolio will realize a short-term capital gain. Although a Portfolio's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

          WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

 26 Janus Aspen Series

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                                                           Janus Aspen Series 27

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28 Janus Aspen Series

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                     You can request other information,
                     including a Statement of Additional
                     Information, Annual Report or
                     Semiannual Report (as they become
                     available), free of charge, by
                     contacting your plan sponsor or
                     visiting our Web site at
                     www.janus.com. Other information is
                     also available from financial
                     intermediaries that sell Shares of the
                     Portfolios.

                     The Statement of Additional
                     Information provides detailed
                     information about the Portfolios and
                     is incorporated into this Prospectus
                     by reference. You may review and copy
                     information about the Portfolios
                     (including the Portfolios' Statement
                     of Additional Information) at the
                     Public Reference Room of the SEC or
                     get text only copies, after paying a
                     duplicating fee, by sending an
                     electronic request by e-mail to
                     publicinfo@sec.gov or by writing to or
                     calling the Public Reference Room,
                     Washington, D.C. 20549-0102
                     (1-202-942-8090). You may also obtain
                     reports and other information about
                     the Portfolios from the Electronic
                     Data Gathering Analysis and Retrieval
                     (EDGAR) Database on the SEC's Web site
                     at http://www.sec.gov.

                                      [JANUS LOGO]
                                        www.janus.com

                                        100 Fillmore Street
                                        Denver, CO 80206-4928
                                        1-800-525-0020

                    Investment Company Act File No. 811-7736

                                                May 1, 2002

                                                Growth Portfolio
                                                Aggressive Growth Portfolio
                                                Capital Appreciation Portfolio
                                                Strategic Value Portfolio
                                                Core Equity Portfolio
                                                (Formerly Equity Income
                                                Portfolio)
                                                Balanced Portfolio
                                                Growth and Income Portfolio
                                                International Growth Portfolio
                                                Worldwide Growth Portfolio
                                                Global Life Sciences Portfolio
                                                Global Technology Portfolio
                                                Flexible Income Portfolio

                               JANUS ASPEN SERIES
                              INSTITUTIONAL SHARES

                      Statement of Additional Information


This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus for the Institutional Shares (the "Shares") of the Portfolios listed above, each of which is a separate series of Janus Aspen Series, a Delaware business trust. The Shares are sold under the name "Janus Aspen Series." Each of these series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Each Portfolio is managed separately by Janus Capital Management LLC ("Janus Capital"). Core Equity Portfolio was formerly known as Equity Income Portfolio. The name change was effective July 31, 2001.


The Shares of the Portfolios may be purchased only by the separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts (collectively, "variable insurance contracts") and by certain qualified retirement plans. Certain Portfolios also offer one or two additional classes of shares to certain qualified plans or separate accounts of insurance companies.

This SAI is not a Prospectus and should be read in conjunction with the Portfolios' Prospectus dated May 1, 2002, which is incorporated by reference into this SAI and may be obtained from your insurance company. This SAI contains additional and more detailed information about the Portfolios' operations and activities than the Prospectus. The Annual and Semiannual Reports, which contain important financial information about the Portfolios, are incorporated by reference into this SAI and are also available, without charge, from your insurance company.

    [JANUS LOGO]

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                Classification, Investment Policies and Restrictions, and
                Investment Strategies and Risks.............................    2
                Investment Adviser..........................................   23
                Custodian, Transfer Agent and Certain Affiliations..........   27
                Portfolio Transactions and Brokerage........................   28
                Trustees and Officers.......................................   32
                Shares of the Trust.........................................   37
                   Net Asset Value Determination............................   37
                   Purchases................................................   37
                   Redemptions..............................................   38
                Income Dividends, Capital Gains Distributions and Tax
                Status......................................................   39
                Principal Shareholders......................................   40
                Miscellaneous Information...................................   42
                   Shares of the Trust......................................   42
                   Shareholder Meetings.....................................   42
                   Voting Rights............................................   42
                   Independent Accountants..................................   43
                   Registration Statement...................................   43
                Performance Information.....................................   44
                Financial Statements........................................   46
                Appendix A..................................................   47
                   Explanation of Rating Categories.........................   47

CLASSIFICATION, INVESTMENT POLICIES AND RESTRICTIONS, AND INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

CLASSIFICATION

          Each Portfolio is a series of the Trust, an open-end, management investment company. The Investment Company Act of 1940 ("1940 Act") classifies mutual funds as either diversified or nondiversified. Aggressive Growth Portfolio, Capital Appreciation Portfolio, Strategic Value Portfolio, Global Life Sciences Portfolio and Global Technology Portfolio intend to operate in a nondiversified manner. Each of these Portfolios may at times, however, operate in a diversified manner if market conditions warrant. The nondiversified Portfolios will be operated in a manner consistent with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code"). Growth Portfolio, Core Equity Portfolio, Balanced Portfolio, Growth and Income Portfolio, International Growth Portfolio, Worldwide Growth Portfolio and Flexible Income Portfolio are diversified funds.

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL PORTFOLIOS

          The Portfolios are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or a particular Portfolio or particular class of shares if a matter affects just that Portfolio or that class of shares), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Portfolio or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Portfolios. Each of these policies applies to all of the Portfolios, except policy (1), which applies only to the Portfolios specifically listed in that policy.

          (1) With respect to 75% of its total assets, Growth Portfolio, Core Equity Portfolio, Balanced Portfolio, Growth and Income Portfolio, International Growth Portfolio, Worldwide Growth Portfolio and Flexible Income Portfolio may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities, and other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Portfolio's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.

          Each Portfolio may not:

          (2) Invest 25% or more of the value of their respective total assets in any particular industry (other than U.S. government securities). This policy does not apply to Global Life Sciences Portfolio.

          (3) Invest directly in real estate or interests in real estate; however, the Portfolios may own debt or equity securities issued by companies engaged in those businesses.

          (4) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Portfolios from purchasing or selling foreign currencies, options, futures, swaps, forward contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

          (5) Lend any security or make any other loan if, as a result, more than 33 1/3% of a Portfolio's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities or loans, including assignments and participation interests).

          (6) Act as an underwriter of securities issued by others, except to the extent that a Portfolio may be deemed an underwriter in connection with the disposition of its portfolio securities.

          (7) Borrow money except that the Portfolios may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Portfolio's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps or forward transactions. The Portfolios may not issue "senior securities" in contravention of the 1940 Act.

          As a fundamental policy, each Portfolio may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as such Portfolio.

          The Trustees have adopted additional investment restrictions for the Portfolios. These restrictions are operating policies of the Portfolios and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:

          (a) A Portfolio will not (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission ("CFTC") regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of a Portfolio's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures contracts if the aggregate amount of such Portfolio's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

          (b) The Portfolios may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor ("short sales against the box"). In addition, the Equity Portfolios may engage in "naked" short sales, which involve selling a security that a Portfolio borrows and does not own. The total market value of all of a Portfolio's naked short sale positions will not exceed 8% of its assets. Transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

          (c) The Portfolios do not currently intend to purchase securities on margin, except that the Portfolios may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

          (d) A Portfolio may not mortgage or pledge any securities owned or held by such Portfolio in amounts that exceed, in the aggregate, 15% of that Portfolio's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

          (e) The Portfolios do not currently intend to purchase any security or enter into a repurchase agreement, if as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Portfolios' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

          (f) The Portfolios may not invest in companies for the purpose of exercising control of management.

          Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each of the Portfolios may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above limits. A Portfolio will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Portfolio will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional borrowing costs.

          For the purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

          For purposes of the Portfolios' restriction on investing in a particular industry, the Portfolios will rely primarily on industry classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. classifications are so broad that the primary economic characteristics in a single class are materially different, the Portfolios may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT POLICIES APPLICABLE TO CERTAIN PORTFOLIOS

          BALANCED PORTFOLIO. As an operational policy, at least 25% of the assets of Balanced Portfolio normally will be invested in fixed-income senior securities.

          GLOBAL LIFE SCIENCES PORTFOLIO. As a fundamental policy, Global Life Sciences Portfolio will normally invest at least 25% of its total assets, in the aggregate, in the following industry groups: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology.

          FLEXIBLE INCOME PORTFOLIO. As a fundamental policy, this Portfolio may not purchase a non-income-producing security if, after such purchase, less than 80% of the Portfolio's total assets would be invested in income-producing securities. Income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

INVESTMENT STRATEGIES AND RISKS

Cash Position

          As discussed in the Prospectus, a Portfolio's cash position may temporarily increase under various circumstances. Securities that the Portfolios may invest in as a means of receiving a return on idle cash include commercial paper, certificates of deposit, repurchase agreements or other short-term debt obligations. The Portfolios may also invest in money market funds, including funds managed by Janus Capital. (See "Investment Company Securities").

Illiquid Investments

          Each Portfolio may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper and municipal lease obligations purchased by the Portfolios. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: (1) the frequency of trades and quoted prices for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be a restricted security subject to these procedures.

          If illiquid securities exceed 15% of a Portfolio's net assets after the time of purchase the Portfolio will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, a portfolio manager may not be able to dispose of them in a timely manner. As a result, a Portfolio may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of a Portfolio to decline.

          Each of the Portfolios may invest up to 5% of its total assets in venture capital investments, although no more than 0.5% of its total assets will be invested in any one venture capital company. Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The Portfolios may not be able to sell such investments when a portfolio manager deems it appropriate to do so due to restrictions on their sale. In addition, the Portfolios may be forced to sell their venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the Portfolios may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in a Portfolio's NAV.

Securities Lending

          Under procedures adopted by the Trustees, the Portfolios may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolios may seek to earn additional income through securities lending. Since there is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially, securities lending will only be made to parties that Janus Capital deems creditworthy and in good standing. In addition, such loans will only be made if Janus Capital believes the benefit from granting such loans justifies the risk. The Portfolios will not have the right to vote on securities while they are being lent, but it will generally call a loan in anticipation of any important vote. All loans will be continuously secured by collateral which consists of cash, U.S. government securities, letters of credit and such other collateral permitted by the SEC. Cash collateral may be invested in money market funds advised by Janus to the extent consistent with exemptive relief obtained from the SEC.

Foreign Securities

          Unless otherwise limited by its specific investment policies, each Portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities, because the Portfolios' performance may depend on issues other than the performance of a particular company. These issues include:

          CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

          POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

          REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

          MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

          TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Short Sales

          Each Portfolio may engage in "short sales against the box." This technique involves selling either a security that a Portfolio owns, or a security equivalent in kind and amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. A Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Portfolio loses the opportunity to participate in the gain.

          The Equity Portfolios may also engage in "naked" short sales. In a naked short sale transaction, a Portfolio sells a security it does not own to a purchaser at a specified price. To complete a naked short sale, a

          Portfolio must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. A Portfolio will engage in naked short sales when its portfolio manager anticipates that the security's market purchase price will be less than its borrowing price. Naked short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, naked short sales carry risks of loss if the value of a security sold short increases prior to the scheduled delivery date and a Portfolio must pay more for the security than it has received from the purchaser in the short sale. The total market value of all of a Portfolio's naked short sale positions will not exceed 8% of its assets.

Zero Coupon, Step Coupon and Pay-In-Kind Securities

          Each Portfolio may invest up to 10% (without limit for Flexible Income Portfolio) of its assets in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any Portfolio's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

          Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Code, a Portfolio must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Portfolio will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Portfolio may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Portfolio might obtain such cash from selling other portfolio holdings which might cause that Portfolio to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Portfolio expenses could be allocated and to reduce the rate of return for that Portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Portfolio to sell the securities at the time.

          Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Pass-Through Securities

          The Portfolios may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Portfolios. The most common type of pass-through securities are mortgage-backed securities. Ginnie Mae Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Portfolio will generally purchase "modified pass-through" Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. government.

          Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

          Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

          Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Portfolios), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A portfolio manager will consider estimated prepayment rates in calculating the average-weighted maturity of a Portfolio. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Portfolio might be converted to cash and that Portfolio will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Portfolio's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

          Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

Investment Company Securities

          From time to time, the Portfolios may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act. The Portfolios may invest in securities of money market funds managed by Janus Capital in excess of the limitations of Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus funds.

Depositary Receipts

          The Portfolios may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Portfolios may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

          Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Portfolios' prospectus.

Municipal Obligations

          The Portfolios may invest in municipal obligations issued by states, territories and possessions of the United States and the District of Columbia.

          The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Portfolio to demand payment on short notice from the issuer or a financial intermediary.

Other Income-Producing Securities

          Other types of income producing securities that the Portfolios may purchase include, but are not limited to, the following types of securities:

          VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          In order to most effectively use these investments, a portfolio manager must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio manager incorrectly forecasts such movements, a Portfolio could be adversely affected by the use of variable or floating rate obligations.

          STANDBY COMMITMENTS. These instruments, which are similar to a put, give a Portfolio the option to obligate a broker, dealer or bank to repurchase a security held by that Portfolio at a specified price.

          TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

          INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No Portfolio will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a fund could lose money or its NAV could decline by the use of inverse floaters.

          STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          The Portfolios will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of their holdings.

Repurchase and Reverse Repurchase Agreements

          In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Portfolio to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Portfolio may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Portfolios to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.

          A Portfolio may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Portfolio sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Portfolio will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Portfolios will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Portfolio, although the Portfolio's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

High-Yield/High-Risk Bonds

          Flexible Income Portfolio may invest without limit in bonds that are rated below investment grade (e.g., bonds rated BB or lower by Standard & Poor's Ratings Services or Ba or lower by Moody's Investors Service, Inc.). Within the parameters of its specific investment policies, no other Portfolio intends to invest 35% or more of its net assets in such bonds, except Core Equity Portfolio will, under normal circumstances, limit its investments in such bonds to 20% of its net assets. Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Portfolio would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.

          Any Portfolio may also invest in unrated debt bonds of foreign and domestic issuers. For the Portfolios subject to such limit, unrated bands will be included in each Portfolio's limit on investments in bonds rated below investment grade unless its portfolio manager deems such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. A Portfolio's manager will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.

Defaulted Securities

          A Portfolio will invest in defaulted securities only when its portfolio manager believes, based upon his or her analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. For the Portfolios subject to such limit, defaulted securities will be included in each Portfolio's limit on investments in bonds rated below investment grade. Notwithstanding the portfolio manager's belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

          FINANCIAL AND MARKET RISKS. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

          DISPOSITION OF PORTFOLIO SECURITIES. Although these Portfolios generally will purchase securities for which their portfolio managers expect an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Portfolios will limit holdings of any such securities to amounts that the portfolio managers believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Portfolios' ability to readily dispose of securities to meet redemptions.

          OTHER. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Portfolios.

Futures, Options and Other Derivative Instruments

          FUTURES CONTRACTS. The Portfolios may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities, equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the CFTC and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

          The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain other liquid assets by the Portfolios' custodian or subcustodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Portfolio's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Portfolio, that Portfolio may be entitled to return of margin owed to such Portfolio only in proportion to the amount received by the FCM's other customers. Janus Capital will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Portfolios do business and by depositing margin payments in a segregated account with the Portfolios' custodian.

          The Portfolios intend to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. The Portfolios will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations. To the extent that the Portfolios hold positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margin and premiums required to establish such positions will not exceed

          5% of the fair market value of a Portfolio's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

          Although a Portfolio will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Portfolio immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a Portfolio's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Portfolio's return could be diminished due to the opportunity losses of foregoing other potential investments.

          A Portfolio's primary purpose in entering into futures contracts is to protect that Portfolio from fluctuations in the value of individual securities or the securities markets generally, or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Portfolio anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Portfolio could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Portfolio not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Portfolio may also use this technique with respect to an individual company's stock. To the extent a Portfolio enters into futures contracts for this purpose, the segregated assets maintained to cover such Portfolio's obligations with respect to the futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Portfolio with respect to the futures contracts. Conversely, if a Portfolio holds stocks and seeks to protect itself from a decrease in stock prices, the Portfolio might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a Portfolio holds an individual company's stock and expects the price of that stock to decline, the Portfolio may sell a futures contract on that stock in hopes of offsetting the potential decline in the company's stock price. A Portfolio could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

          If a Portfolio owns bonds and the portfolio manager expects interest rates to increase, that Portfolio may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Portfolio selling bonds in its portfolio. If interest rates increase as anticipated, the value of the bonds would decline, but the value of that Portfolio's interest rate futures contract will increase, thereby keeping the net asset value of that Portfolio from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, that Portfolio may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Portfolio can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

          The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a portfolio manager still may not result in a successful use of futures.

          Futures contracts entail risks. Although the Portfolios believe that use of such contracts will benefit the Portfolios, a Portfolio's overall performance could be worse than if such Portfolio had not entered into futures contracts if the portfolio manager's investment judgement proves incorrect. For example, if a Portfolio has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Portfolio will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Portfolio.

          The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Portfolio will not match exactly such Portfolio's current or potential investments. A Portfolio may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of such Portfolio's investments.

          Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Portfolio's investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Portfolio's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Portfolio may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Portfolio's other investments.

          Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Portfolio may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Portfolio's access to other assets held to cover its futures positions also could be impaired.

          OPTIONS ON FUTURES CONTRACTS. The Portfolios may buy and write put and call options on futures contracts. An option on a future gives a Portfolio the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Portfolio is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

          The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Portfolio's holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Portfolio is considering buying. If a call or put option a Portfolio has written is exercised, such Portfolio will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

          The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

          The amount of risk a Portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

          FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. The Portfolios may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

          The following discussion summarizes the Portfolios' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Portfolio may enter into forward currency contracts with stated contract values of up to the value of that Portfolio's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Portfolio will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Portfolio also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. A Portfolio also may enter into a forward currency contract with respect to a currency where the Portfolio is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances a Portfolio may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

          These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Portfolio's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Portfolio's currency exposure from one foreign currency to another removes that Portfolio's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Portfolio if its portfolio manager's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

          The Portfolios will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or whose value is tied to the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Portfolios' custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of such Portfolio's commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, a Portfolio will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Portfolio's commitments with respect to such contracts. As an alternative to segregating assets, a Portfolio may buy call options permitting such Portfolio to buy the amount of foreign currency being hedged by a forward sale contract or a Portfolio may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

          While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Portfolios' ability to utilize forward contracts may be restricted. In addition, a Portfolio may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Portfolio assets.

          OPTIONS ON FOREIGN CURRENCIES. The Portfolios may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may buy put options on the foreign currency. If the value of the currency declines, such Portfolio will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

          Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Portfolio could sustain losses on transactions in foreign currency options that would require such Portfolio to forego a portion or all of the benefits of advantageous changes in those rates.

          The Portfolios may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

          Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Portfolio to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

          The Portfolios may write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if that Portfolio owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Portfolio has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Portfolio in cash or other liquid assets in a segregated account with the Portfolios' custodian.

          The Portfolios also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Portfolio will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

          OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in net asset value, the Portfolios may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Portfolios may write and buy options on the same types of securities that the Portfolios may purchase directly.

          A put option written by a Portfolio is "covered" if that Portfolio (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Portfolios' custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

          A call option written by a Portfolio is "covered" if that Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Portfolios' custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a Portfolio holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by that Portfolio in cash and other liquid assets in a segregated account with its custodian.

          The Portfolios also may write call options that are not covered for cross-hedging purposes. A Portfolio collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its portfolio manager believes that writing the option would achieve the desired hedge.

          The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

          The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

          In the case of a written call option, effecting a closing transaction will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Portfolio to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit a Portfolio to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, such Portfolio will effect a closing transaction prior to or concurrent with the sale of the security.

          A Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio.

          An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Portfolio may not be able to effect closing transactions in particular options and the Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options, (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the

          OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

          A Portfolio may write options in connection with buy-and-write transactions. In other words, a Portfolio may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

          The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Portfolio may elect to close the position or take delivery of the security at the exercise price and that Portfolio's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

          A Portfolio may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

          A Portfolio may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Portfolio.

          EURODOLLAR INSTRUMENTS. A Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

          SWAPS AND SWAP-RELATED PRODUCTS. A Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Portfolio's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Portfolios' custodian. If a Portfolio enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. Janus Capital will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

          The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

          There is no limit on the amount of interest rate swap transactions that may be entered into by a Portfolio. These transactions may in some instances involve the delivery of securities or other underlying assets by a Portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that a Portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

          ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the Portfolios in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

          Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

          The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

          In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

INVESTMENT ADVISER
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          As stated in the Prospectus, each Portfolio has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Portfolios' investments, provide office space for the Portfolios, and pay the salaries, fees and expenses of all Portfolio officers and of those Trustees who are affiliated with Janus Capital. Janus Capital also may make payments to selected broker-dealer firms or institutions which were instrumental in the acquisition of shareholders for the Portfolios or other Janus Funds or which perform recordkeeping or other services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Portfolios.

          The Portfolios pay custodian and transfer agent fees and expenses, brokerage commissions and dealer spreads and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, trade or other investment company organization dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Portfolio Trustees who are not affiliated with Janus Capital and other costs of complying with applicable laws regulating the sale of Portfolio shares. Pursuant to the Advisory Agreements, Janus Capital furnishes certain other services, including net asset value determination, portfolio accounting and recordkeeping, for which the Portfolios may reimburse Janus Capital for its costs.

          Growth Portfolio, Aggressive Growth Portfolio, Capital Appreciation Portfolio, Core Equity Portfolio, Balanced Portfolio, Growth and Income Portfolio, Strategic Value Portfolio, International Growth Portfolio, Worldwide Growth Portfolio, Global Life Sciences Portfolio and Global Technology Portfolio have each agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.65% of the average daily net assets of each Portfolio.

          Janus Capital has agreed to reimburse Strategic Value Portfolio, Core Equity Portfolio, Global Life Sciences Portfolio and Global Technology Portfolio by the amount, if any, that such Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.25% of the average daily net assets of the Portfolio until at least the next annual renewal of the advisory agreements. Mortality risk, expense risk and other charges imposed by participating insurance companies are excluded from the above expense limitation.

          Flexible Income Portfolio has agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.65% of the first $300 million of the average daily net assets of the Portfolio, plus 0.55% of the average daily net assets of the Portfolio in excess of $300 million. Janus Capital has agreed by contract to waive the advisory fee payable by Flexible Income Portfolio in an amount equal to the amount, if any, that the Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed 1% of the average daily net assets for a fiscal year. Mortality risk, expense risk and other charges imposed by participating insurance companies are excluded from the above expense limitation. Janus Capital has agreed to continue such waivers until at least the next annual renewal of the advisory agreements.

          The following table summarizes the advisory fees paid by the Portfolios and any advisory fee waivers for the last three fiscal periods indicated. The information below is for fiscal periods ended December 31. The information presented in the table below reflects the management fees in effect during each of the periods shown.

                                                      2001                           2000                          1999
                                             -----------------------    -------------------------------   -----------------------
Portfolio Name                               Advisory Fees   Waivers    Advisory Fees(1)     Waivers      Advisory Fees   Waivers
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Growth Portfolio                              $19,964,950    $    --      $24,948,688        $   --        $11,643,196    $   --
Aggressive Growth Portfolio                   $17,257,955    $    --      $29,581,977        $   --        $10,080,519    $   --
Capital Appreciation Portfolio                $ 8,901,772    $    --      $ 8,477,539        $   --        $ 1,716,060    $   --
Strategic Value Portfolio                     $    87,965    $12,203      $    15,984(2)     $15,984(2,3)          N/A        N/A
Core Equity Portfolio(4)                      $    94,870    $    --      $   118,672        $70,742       $   106,069    $14,279
Balanced Portfolio                            $22,559,338    $    --      $20,105,983        $   --        $10,804,814    $   --
Growth and Income Portfolio                   $ 1,163,163    $    --      $   935,796        $   --        $   201,847    $   --
International Growth Portfolio                $ 9,648,235    $    --      $ 9,772,975        $   --        $ 2,829,430    $   --
Worldwide Growth Portfolio                    $42,291,852    $    --      $54,995,300        $   --        $25,509,504    $   --
Global Life Sciences Portfolio                $   290,630    $    --      $  133,995 (5)     $   --                N/A        N/A
Global Technology Portfolio                   $ 2,057,015    $    --      $2,010,693 (5)     $   --                N/A        N/A
Flexible Income Portfolio                     $ 2,041,819    $    --      $ 1,344,877        $   --        $ 1,051,109    $   --

(1) The management fee paid by Growth, Aggressive Growth, Capital Appreciation, Core Equity, Balanced, Growth and Income, International Growth and Worldwide Growth Portfolios was reduced to 0.65% of the average daily net assets of each Portfolio.
(2) May 1, 2000 (inception) to December 31, 2000.
(3) Fee waiver by Janus Capital exceeded the advisory fee.
(4) Formerly, Equity Income Portfolio.
(5) January 18, 2000 (inception) to December 31, 2000.


          Each Portfolio's Advisory Agreement is dated April 3, 2002, and will continue in effect until July 1, 2002, and thereafter from year to year so long as such continuance is approved annually by a majority of the Portfolios' Trustees who are not parties to the Advisory Agreements or interested persons of any such party, and by either a majority of the outstanding voting shares of each Portfolio or the Trustees of the Portfolios. Each Advisory Agreement (i) may be terminated without the payment of any penalty by any Portfolio or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Portfolio, including the Trustees who are not interested persons of that Portfolio or Janus Capital and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Portfolio.



          Janus Capital is an indirect subsidiary of Stilwell Financial Inc. ("Stilwell"), a publicly traded holding company with principal operations in financial asset management businesses. Stilwell, through its subsidiaries, indirectly owns approximately 92% of Janus Capital, and certain Janus Capital employees directly own approximately 8%.


          In approving the Portfolios' existing Advisory Agreements, the Trustees considered various matters relating to the possible effects on Janus Capital and the Portfolios of the expiration of Mr. Bailey's contractual management rights with respect to Janus Capital, including Stilwell's intentions regarding the preservation and strengthening of Janus Capital's business and existing and proposed incentive compensation arrangements for key Janus Capital employees.

          In addition, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue the Portfolios' Advisory Agreements as in effect from year to year. The Trustees considered information about, among other things:

          - Janus Capital and its personnel (including particularly those personnel with responsibilities for providing services to the Portfolios), resources and investment process;

          - the terms of each Advisory Agreement;

          - the scope and quality of the services that Janus Capital has been providing to the Portfolios;

          - the investment performance of each Portfolio and of comparable funds managed by other advisers over various periods;

          - the advisory fee rates payable to Janus Capital by the Portfolios and by other funds and client accounts managed by Janus Capital, and payable by comparable funds managed by other advisers;

          - the total expense ratio of each Portfolio and of comparable funds managed by other advisers;

          - compensation payable by the Portfolios to affiliates of Janus Capital for other services;

          - the profitability to Janus Capital and its affiliates of their relationships with the Portfolios; and

          - Janus Capital's use of the Portfolios' brokerage transactions to obtain research benefiting the Portfolios or other Janus Capital clients at a cost that may be in excess of the amount other brokers would charge or to reduce certain out-of-pocket expenses otherwise payable by the Portfolios.

          Janus Capital acts as sub-adviser for a number of private-label mutual funds and provides separate account advisor services for institutional accounts. Investment decisions for each account managed by Janus Capital, including the Portfolios, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers will be allocated pro rata under procedures adopted by Janus Capital. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

          With respect to allocations of initial public offerings ("IPOs"), under IPO allocation procedures adopted by Janus Capital, accounts will participate in an IPO if the portfolio manager believes the IPO is an appropriate investment based on the account's investment restrictions, risk profile, asset composition, and/or cash levels. These IPO allocation procedures require that each account be assigned to a pre-defined group ("IPO Group"), based on objective criteria set forth in the procedures. Generally, an account may not participate in an IPO unless it is assigned to an IPO Group that correlates with the pre-offering market capitalization ("IPO Classification") of the company. If, however, the portfolio manager intends to build a long-term position in the company and purchases securities in both the initial offering and in the immediate aftermarket, then all participating portfolio managers' clients will receive the same proportion of IPO shares to aftermarket shares, resulting in a blended price equal to the average price paid for all IPO and immediate aftermarket shares. If there is no immediate aftermarket activity, all shares purchased will be allocated pro rata to the participating manager's accounts in the IPO Group corresponding to the IPO

          Classification, subject to a de minimis standard. In situations where a portfolio manager wants to take a small position in a security, an exception to this de minimis standard may be allowed. These IPO allocation procedures may result in certain accounts, particularly larger accounts, receiving fewer IPOs than other accounts, which may impact performance.

          Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to a portfolio manager who is instrumental in originating or developing an investment opportunity or to comply with a portfolio manager's request to ensure that his or her accounts receive sufficient securities to satisfy specialized investment objectives.

          Pursuant to an exemptive order granted by the SEC, the Portfolios and other portfolios advised by Janus Capital may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating portfolios on a pro rata basis.

          Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

          Janus Capital does not permit the Portfolios' portfolio managers to purchase and sell securities for their own accounts except under the limited exceptions contained in the Code of Ethics which applies to Directors/Trustees of Janus Capital and the Portfolios and employees of, and persons working on a contractual basis for, Janus Capital and its subsidiaries. The Code of Ethics is on file with and available through the SEC Web site at www.sec.gov. The Code of Ethics requires investment personnel, inside Directors/Trustees of Janus Capital and the Portfolios and certain other designated employees deemed to have access to current trading information to pre-clear all transactions in securities not otherwise exempt under the Code of Ethics. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Portfolios.

          In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are required to be reviewed for compliance with the Code of Ethics. Those persons also may be required under certain circumstances to forfeit their profits made from personal trading.

          The provisions of the Code of Ethics are administered by and subject to exceptions authorized by Janus Capital.

CUSTODIAN, TRANSFER AGENT AND CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------

          State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Portfolios. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940
          Act) of the Portfolios' securities and cash held outside the United States. The Portfolios' Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Portfolios' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Portfolio.


          Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Portfolios' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping and shareholder relations services to the Portfolios. Janus Services is not compensated for its services related to the Shares, except for out-of-pocket costs.


          The Portfolios pay DST Systems, Inc. ("DST"), a subsidiary of Stilwell, license fees at the annual rate of $3.06 per shareholder account for the equity portfolios and $3.98 per shareholder account for Flexible Income Portfolio for the use of DST's shareholder accounting system.

          Prior to June 1, 2001, the Portfolios also paid DST a monthly base fee for the use of its portfolio and fund accounting system, of $265 to $1,323 per month based on the number of Janus funds using the system and an asset charge of $1 per million dollars of net assets (not to exceed $500 per month). Effective June 1, 2001, State Street Bank and Trust Company acquired the portfolio and fund accounting system of DST.

          The Trustees have authorized the Portfolios to use an affiliate of DST as introducing broker for certain Portfolio transactions. Brokerage commissions paid on such transactions may be used as a means to reduce Portfolio expenses through credits against the charges of DST and its affiliates. Such credits will not reduce the fees Janus Capital is obligated to pay any Portfolio under its waiver agreement, and such Portfolio receives the benefit of any such credits. See "Portfolio Transactions and Brokerage."


          Janus Distributors LLC ("Janus Distributors"), 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolios. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

          Decisions as to the assignment of portfolio business for the Portfolios and negotiation of its commission rates are made by Janus Capital whose policy is to seek to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) except to the extent that Janus Capital may be permitted to pay higher commissions for research services as described below. The Portfolios may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

          Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions. Those factors include, but are not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; and rebates of commissions by a broker to a Portfolio or to a third party service provider to the Portfolio to pay Portfolio expenses. In addition, Janus Capital may consider the value of research products or services provided by broker-dealers as a factor in selecting brokers and dealers and in negotiating commissions. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Janus Capital in carrying out its responsibilities. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts. Most brokers and dealers used by Janus Capital provide research and other services described above. Much of the research provided to Janus Capital by broker-dealers would otherwise be available to Janus Capital for a cash payment. In some cases, research is generated by third parties, but is provided to Janus Capital through broker-dealers. For example, Janus Capital has arrangements with broker-dealers to allocate brokerage in exchange for, among other things, third-party research reports relating to specific industry fundamentals and trends, third-party research reports providing analysis of micro and macro economic trends, and access to databases providing financial, market, economic and fundamental data. Because Janus Capital receives research from broker-dealers, Janus Capital may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital may also direct trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but direct a portion of the commission to another broker-dealer that supplies Janus Capital with research services and/or products.

          For the year ended December 31, 2001, the total brokerage commissions paid by the Portfolios to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Portfolios are summarized below:

Portfolio Name                                                Commissions    Transactions
------------------------------------------------------------------------------------------
Growth Portfolio                                              $2,316,685    $1,658,511,653
Aggressive Growth Portfolio                                   $3,033,478    $1,954,351,001
Capital Appreciation Portfolio                                $1,671,235    $1,393,566,670
Strategic Value Portfolio                                     $   36,231    $   21,446,650
Core Equity Portfolio(1)                                      $   28,128    $   19,839,485
Balanced Portfolio                                            $3,054,114    $2,364,793,906
Growth and Income Portfolio                                   $  158,616    $  112,087,780
International Growth Portfolio                                $  283,659    $  182,788,634
Worldwide Growth Portfolio                                    $2,406,747    $1,639,352,564
Global Life Sciences Portfolio                                $   33,330    $   31,876,085
Global Technology Portfolio                                   $  178,141    $   90,753,082

(1) Formerly, Equity Income Portfolio.
Note: Portfolios that are not included in the table did not pay any commissions related to research for the stated period.

          Janus Capital may use research products and services in servicing other accounts in addition to the Portfolios. Fixed-income related research products and services may be paid for by commissions generated by equity trades. If Janus Capital determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for Janus Capital.

          Janus Capital does not enter into agreements with any brokers regarding the placement of securities transactions because of the research services they provide. It does, however, have an internal procedure for allocating transactions in a manner consistent with its execution policy to brokers that it has identified as providing superior executions and research, research-related products or services which benefit its advisory clients, including the Portfolios. Research products and services incidental to effecting securities transactions furnished by brokers or dealers may be used in servicing any or all of Janus Capital's clients and such research may not necessarily be used by Janus Capital in connection with the accounts which paid commissions to the broker-dealer providing such research products and services.

          Janus Capital may consider sales of Portfolio Shares or shares of other Janus funds by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase Portfolio Shares as a factor in the selection of broker-dealers to execute Portfolio transactions. Janus Capital may also consider payments made by brokers effecting transactions for a Portfolio (i) to the Portfolio or (ii) to other persons on behalf of the Portfolio for services provided to the Portfolio for which it would be obligated to pay. In placing Portfolio business with such broker-dealers, Janus Capital will seek the best execution of each transaction.

          When the Portfolios purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital better prices and executions will be achieved through the use of a broker.

          The Portfolios' Trustees have authorized Janus Capital to place transactions with DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. Janus Capital may do so if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable and if, overall, the associated transaction costs, net of any credits described above under "Custodian, Transfer Agent and Certain Affiliations," are lower than the net costs that would be incurred through other brokerage firms.


          The following table lists the total amount of brokerage commissions paid by each Portfolio for the fiscal periods ending on December 31st of each year:

Portfolio Name                                                   2001           2000           1999
------------------------------------------------------------------------------------------------------
Growth Portfolio                                              $ 3,206,915    $ 3,423,084    $1,800,731
Aggressive Growth Portfolio                                   $ 4,314,792    $ 2,582,189    $1,664,794
Capital Appreciation Portfolio                                $ 1,879,337    $   730,533    $  232,858
Strategic Value Portfolio                                     $    44,753    $     8,024(1)        N/A
Core Equity Portfolio(2)                                      $    35,898    $    22,893    $   15,272
Balanced Portfolio                                            $ 3,841,938    $ 2,213,641    $1,254,757
Growth and Income Portfolio                                   $   216,649    $   131,011    $   39,174
International Growth Portfolio                                $ 3,133,111    $ 3,344,307    $1,084,559
Worldwide Growth Portfolio                                    $12,988,041    $13,476,203    $7,327,446
Global Life Sciences Portfolio                                $    72,825    $    60,730(3)        N/A
Global Technology Portfolio                                   $   478,746    $   499,126(3)        N/A
Flexible Income Portfolio                                     $         0    $     1,311    $    1,200

(1) May 1, 2000 (inception) to December 31, 2000.
(2) Formerly, Equity Income Portfolio.
(3) January 18, 2000 (inception) to December 31, 2000.

          Included in such brokerage commissions are the following amounts paid to DSTS, which served to reduce each Portfolio's out-of-pocket expenses as follows:

                                                                Commission Paid
                                                              through DSTS for the
                                                                  Period Ended       Reduction of   % of Total     % of Total
Portfolio Name                                                 December 31, 2001*     Expenses*     Commissions   Transactions
------------------------------------------------------------------------------------------------------------------------------
Growth Portfolio                                                    $25,075            $18,811         0.78%          0.82%
Aggressive Growth Portfolio                                         $26,449            $19,842         0.61%          0.53%
Strategic Value Portfolio                                           $   260            $   195         0.58%          0.23%
Core Equity Portfolio**                                             $    95            $    71         0.26%          0.30%
Balanced Portfolio                                                  $24,610            $18,462         0.64%          0.60%
Growth and Income Portfolio                                         $   763            $   572         0.35%          0.25%
Worldwide Growth Portfolio                                          $15,224            $11,421         0.12%          0.14%
Global Life Sciences Portfolio                                      $   128            $    96         0.18%          0.06%

 * The difference between commissions paid through DSTS and expenses reduced constitute commissions paid to an unaffiliated clearing broker.
** Formerly, Equity Income Portfolio.
Note: Portfolios that did not execute trades with DSTS during the stated periods are not included in the table.

                                                        Commission Paid                        Commission Paid
                                                      through DSTS for the                   through DSTS for the
                                                          Period Ended       Reduction of        Period Ended        Reduction of
Portfolio Name                                         December 31, 2000*     Expenses*       December 31, 1999*      Expenses*
---------------------------------------------------------------------------------------------------------------------------------
Growth Portfolio                                            $   --             $   --               $7,244              $5,433
Core Equity Portfolio**                                     $    37            $    28              $  --               $  --
Balanced Portfolio                                          $   --             $   --               $2,294              $1,721
Growth and Income Portfolio                                 $   305            $   229              $   55              $   41
International Growth Portfolio                              $ 1,241            $   931              $  --               $  --
Worldwide Growth Portfolio                                  $16,745            $12,559              $  --               $  --

 * The difference between commissions paid through DSTS and expenses reduced constitute commissions paid to an unaffiliated clearing broker.
** Formerly, Equity Income Portfolio.
Note: Portfolios that did not execute trades with DSTS during the periods indicated are not included in the table.

          As of December 31, 2001, certain Portfolios owned securities of their regular broker-dealers (or parents), as shown below:

                                                                        Name of                           Value of
Portfolio Name                                                       Broker-Dealer                    Securities Owned
----------------------------------------------------------------------------------------------------------------------
Growth Portfolio                                   Charles Schwab Corp.                                 $50,788,335
Growth Portfolio                                   Goldman Sachs Group, Inc.                            $26,823,764
Growth Portfolio                                   Merrill Lynch & Company, Inc.                        $19,412,302
Aggressive Growth Portfolio                        Charles Schwab Corp.                                 $14,353,994
Aggressive Growth Portfolio                        E*TRADE Group, Inc.                                  $17,568,397
Capital Appreciation Portfolio                     Goldman Sachs Group, Inc.                            $65,331,245
Capital Appreciation Portfolio                     J.P. Morgan Chase & Co.                              $14,083,808
Capital Appreciation Portfolio                     Merrill Lynch & Company, Inc.                        $27,326,985
Strategic Value Portfolio                          Lehman Brothers Holdings, Inc.                       $   230,460
Core Equity Portfolio                              J.P. Morgan Chase & Co.                              $   193,745
Balanced Portfolio                                 Charles Schwab Corp.                                 $10,416,193
Balanced Portfolio                                 J.P. Morgan Chase & Co.                              $42,170,478
Balanced Portfolio                                 Salomon Smith Barney Holdings, Inc.                  $17,974,688
Growth and Income Portfolio                        Charles Schwab Corp.                                 $ 1,206,521
Growth and Income Portfolio                        Goldman Sachs Group, Inc.                            $ 2,045,601
Growth and Income Portfolio                        J.P. Morgan Chase & Co.                              $ 2,629,014
Growth and Income Portfolio                        Merrill Lynch & Company, Inc.                        $ 2,026,088
Worldwide Growth Portfolio                         Goldman Sachs Group, Inc.                            $42,329,709

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


          The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.



          Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus
          Capital: Janus Investment Fund and Janus Adviser Series. Collectively, these three registered investment companies consist of 51 series or funds.



          The Portfolios' officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Investment Fund and Janus Adviser Series.


-------------------------------------------------------------------------------------------------------------
                                                  TRUSTEES
-------------------------------------------------------------------------------------------------------------

NAME, AGE AND               POSITIONS HELD WITH                            PRINCIPAL OCCUPATIONS DURING THE
ADDRESS                     PORTFOLIOS            LENGTH OF TIME SERVED    PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
-------------------------------------------------------------------------------------------------------------
 Thomas H. Bailey*          President,            5/93-Present             President, Chairman and Chief
 100 Fillmore Street        Chairman                                       Executive Officer of Janus
 Denver, CO 80206           and Trustee                                    Capital; President and Director
 Age 64                                                                    of Janus Foundation. Formerly,
                                                                           Director (1978-2002) of Janus
                                                                           Capital Corporation; and Director
                                                                           (1997-2001) of Janus Distributors
                                                                           Inc.
-------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen           Trustee               9/93-Present             Private Investor. Formerly (1997-
 100 Fillmore Street                                                       1998) Chief Financial
 Denver, CO 80206                                                          Officer - Boston Market Concepts,
 Age 58                                                                    Boston Chicken, Inc., Golden, CO
                                                                           (a restaurant chain)
-------------------------------------------------------------------------------------------------------------
 James T. Rothe             Trustee               1/97-Present             Distinguished Visiting Professor
 100 Fillmore Street                                                       of Business, Thunderbird (American
 Denver, CO 80206                                                          Graduate School of International
 Age 58                                                                    Management), Phoenix, AZ, and
                                                                           Professor of Business, University
                                                                           of Colorado, Colorado Springs, CO.
                                                                           Formerly (1988-1999) Principal of
                                                                           Phillips-Smith Retail Group,
                                                                           Colorado Springs, CO (a venture
                                                                           capital firm)
-------------------------------------------------------------------------------------------------------------
 William D. Stewart         Trustee               9/93-Present             Corporate Vice President and
 100 Fillmore Street                                                       General Manager of MKS
 Denver, CO 80206                                                          Instruments - HPS Products,
 Age 57                                                                    Boulder, CO (a manufacturer of
                                                                           vacuum fittings and valves)
-------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger        Trustee               9/93-Present             Consultant
 100 Fillmore Street
 Denver, CO 80206
 Age 63
-------------------------------------------------------------------------------------------------------------

--------------------------  ------------------------------------------------
                                                TRUSTEES
--------------------------  ------------------------------------------------
                            NUMBER OF PORTFOLIOS IN
NAME, AGE AND               FUND COMPLEX OVERSEEN    OTHER DIRECTORSHIPS
ADDRESS                     BY TRUSTEE               HELD BY TRUSTEE
--------------------------  ------------------------------------------------
INTERESTED TRUSTEE
----------------------------------------------------------------------------
 Thomas H. Bailey*          51                       N/A
 100 Fillmore Street
 Denver, CO 80206
 Age 64
----------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
----------------------------------------------------------------------------
 Dennis B. Mullen           51                       N/A
 100 Fillmore Street
 Denver, CO 80206
 Age 58
----------------------------------------------------------------------------
 James T. Rothe             51                       Director, Optika, Inc.;
 100 Fillmore Street                                 Director, NeoCore Corp.
 Denver, CO 80206
 Age 58
----------------------------------------------------------------------------
 William D. Stewart         51                       N/A
 100 Fillmore Street
 Denver, CO 80206
 Age 57
----------------------------------------------------------------------------
 Martin H. Waldinger        51                       N/A
 100 Fillmore Street
 Denver, CO 80206
 Age 63
----------------------------------------------------------------------------


* Mr. Bailey is an "interested person" of the Trust by virtue of his positions with Janus Capital.


------------------------------------------------------------------------------------------------------------------------------
                                                           OFFICERS
------------------------------------------------------------------------------------------------------------------------------
NAME, AGE AND
ADDRESS                POSITIONS HELD WITH PORTFOLIOS  LENGTH OF TIME SERVED  PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------
 Laurence J. Chang*    Executive Vice President and    1/00-Present           Vice President of Janus Capital. Formerly,
 100 Fillmore Street   Co- Portfolio Manager                                  Analyst (1993-1998) for Janus Capital
 Denver, CO 80206      Worldwide Growth Portfolio                             Corporation.
 Age 36
------------------------------------------------------------------------------------------------------------------------------
 Jonathan D. Coleman*  Executive Vice President and    2/02-Present           Vice President of Janus Capital. Formerly,
 100 Fillmore Street   Portfolio Manager                                      Co-Portfolio Manager (1997-2000) for other Janus
 Denver, CO 80206      Aggressive Growth Portfolio                            accounts and Analyst (1994-1997 and 2000-2002)
 Age 31                                                                       for Janus Capital Corporation.
------------------------------------------------------------------------------------------------------------------------------
 David J. Corkins*     Executive Vice President and    11/97-Present          Vice President of Janus Capital. Formerly,
 100 Fillmore Street   Portfolio Manager                                      Analyst (1995-1997) for Janus Capital
 Denver, CO 80206      Growth and Income Portfolio                            Corporation.
 Age 35
------------------------------------------------------------------------------------------------------------------------------
 David C. Decker*      Executive Vice President and    12/99-Present          Vice President of Janus Capital.
 100 Fillmore Street   Portfolio Manager
 Denver, CO 80206      Strategic Value Portfolio
 Age 35
------------------------------------------------------------------------------------------------------------------------------
 Helen Young Hayes*    Executive Vice President and    3/94-Present           Vice President and Managing Director of
 100 Fillmore Street   Co-Portfolio Manager                                   Investments of Janus Capital. Formerly, Director
 Denver, CO 80206      Worldwide Growth Portfolio and                         (2000-2002) for Janus Capital Corporation.
 Age 39                International Growth Portfolio
------------------------------------------------------------------------------------------------------------------------------
 C. Mike Lu*           Executive Vice President and    12/99-Present          Vice President of Janus Capital. Formerly,
 100 Fillmore Street   Portfolio Manager                                      Analyst (1991-1998) for Janus Capital
 Denver, CO 80206      Global Technology Portfolio                            Corporation.
 Age 32
------------------------------------------------------------------------------------------------------------------------------
 Brent A. Lynn*        Executive Vice President and    1/01-Present           Vice President of Janus Capital. Formerly,
 100 Fillmore Street   Co-Portfolio Manager                                   Analyst (1991-2001) for Janus Capital
 Denver, CO 80206      International Growth Portfolio                         Corporation.
 Age 38
------------------------------------------------------------------------------------------------------------------------------
 Thomas R. Malley*     Executive Vice President and    12/99-Present          Vice President of Janus Capital. Formerly,
 100 Fillmore Street   Portfolio Manager                                      Analyst (1991-1998) for Janus Capital
 Denver, CO 80206      Global Life Sciences Portfolio                         Corporation.
 Age 33
------------------------------------------------------------------------------------------------------------------------------
 Karen L. Reidy*       Executive Vice President and    1/00-Present           Vice President of Janus Capital. Formerly,
 100 Fillmore Street   Portfolio Manager                                      Analyst (1995-1999) for Janus Capital
 Denver, CO 80206      Balanced Portfolio and                                 Corporation.
 Age 34                Core Equity Portfolio
------------------------------------------------------------------------------------------------------------------------------
 Blaine P. Rollins*    Executive Vice President and    1/00-Present           Vice President of Janus Capital.
 100 Fillmore Street   Portfolio Manager
 Denver, CO 80206      Growth Portfolio
 Age 35
------------------------------------------------------------------------------------------------------------------------------
 Scott W. Schoelzel*   Executive Vice President and    5/97-Present           Vice President of Janus Capital.
 100 Fillmore Street   Portfolio Manager
 Denver, CO 80206      Capital Appreciation Portfolio
 Age 43
------------------------------------------------------------------------------------------------------------------------------
 Ronald V. Speaker*    Executive Vice President and    5/93-Present           Vice President of Janus Capital.
 100 Fillmore Street   Portfolio Manager
 Denver, CO 80206      Flexible Income Portfolio
 Age 37
------------------------------------------------------------------------------------------------------------------------------






* "Interested person" of the Trust by virtue of positions with Janus Capital.


------------------------------------------------------------------------------------------------------------------------------
                                                           OFFICERS
------------------------------------------------------------------------------------------------------------------------------
NAME, AGE AND
ADDRESS                POSITIONS HELD WITH PORTFOLIOS  LENGTH OF TIME SERVED  PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------
 Thomas A. Early*      Vice President and General      3/98-Present           Vice President, General Counsel, Secretary and
 100 Fillmore Street   Counsel                                                Interim Director of Janus Capital; Vice
 Denver, CO 80206                                                             President, General Counsel and Secretary of
 Age 47                                                                       Janus Distributors; Vice President, General
                                                                              Counsel, Secretary and Director of Janus
                                                                              Services, Janus Capital International LLC,
                                                                              Janus Institutional Services LLC, and Janus
                                                                              International Holding LLC; Vice President,
                                                                              General Counsel and Director to Janus
                                                                              International (Asia) Limited and Janus
                                                                              International Limited; Vice President, General
                                                                              Counsel and Secretary to the Janus Foundation;
                                                                              and Director for Janus Capital Trust Manager
                                                                              Limited and Janus World Funds. Formerly,
                                                                              Director of Janus Distributors, Inc. (2001) and
                                                                              Executive Vice President and General
                                                                              Counsel/Mutual Funds (1994-1998) of Prudential
                                                                              Insurance Company.
------------------------------------------------------------------------------------------------------------------------------
 Bonnie M. Howe*       Vice President                  12/99-Present          Vice President and Assistant General Counsel to
 100 Fillmore Street                                                          Janus Capital, Janus Distributors and Janus
 Denver, CO 80206                                                             Services. Formerly, Assistant Vice President
 Age 36                                                                       (1997-1999) and Associate Counsel (1995-1999)
                                                                              for Janus Capital Corporation and Assistant Vice
                                                                              President (1998-2000) for Janus Service, Inc.
------------------------------------------------------------------------------------------------------------------------------
 Kelley Abbott Howes*  Vice President and Secretary    12/99-Present          Vice President, Assistant General Counsel and
 100 Fillmore Street                                                          Interim Director of Janus Capital; Vice
 Denver, CO 80206                                                             President and Assistant General Counsel to
 Age 36                                                                       Janus Distributors and Janus Services. Formerly,
                                                                              Assistant Vice President (1997-1999) of Janus
                                                                              Capital Corporation; Chief Compliance Officer,
                                                                              Director and President (1997-1999) of Janus
                                                                              Distributors, Inc.; and Assistant Vice President
                                                                              (1998-2000) of Janus Service, Inc.
------------------------------------------------------------------------------------------------------------------------------
 Glenn P. O'Flaherty*  Treasurer and Chief Accounting  1/96-Present           Vice President of Janus Capital. Formerly,
 100 Fillmore Street   Officer                                                Director of Fund Accounting (1991-1997) of Janus
 Denver, CO 80206                                                             Capital Corporation.
 Age 43
------------------------------------------------------------------------------------------------------------------------------
 Loren M. Starr*       Vice President and Chief        9/01-Present           Vice President of Finance, Treasurer, Chief
 100 Fillmore Street   Financial Officer                                      Financial Officer and Interim Director of Janus
 Denver, CO 80206                                                             Capital; Vice President of Finance, Treasurer
 Age 40                                                                       and Chief Financial Officer of Janus Services
                                                                              and Janus International Limited; Vice President
                                                                              of Finance, Treasurer, Chief Financial Officer
                                                                              and Director of Janus Distributors, Janus
                                                                              Capital International LLC, Janus Institutional
                                                                              Services LLC and Janus International Holding
                                                                              LLC; and Director of Janus Capital Trust
                                                                              Manager Limited and Janus World Funds. Formerly,
                                                                              Managing Director, Treasurer and Head of
                                                                              Corporate Finance and Reporting (1998-2001) for
                                                                              Putnam Investments; and Senior Vice President
                                                                              of Financial Planning and Analysis (1996-1998)
                                                                              for Lehman Brothers, Inc.
------------------------------------------------------------------------------------------------------------------------------
 Heidi J. Walter*      Vice President                  4/00-Present           Vice President and Assistant General Counsel to
 100 Fillmore Street                                                          Janus Capital and Janus Services. Formerly, Vice
 Denver, CO 80206                                                             President and Senior Legal Counsel (1995-1999)
 Age 34                                                                       for Stein Roe & Farnham, Inc.
------------------------------------------------------------------------------------------------------------------------------






* "Interested person" of the Trust by virtue of positions with Janus Capital.

          The Trustees are responsible for major decisions relating to each Portfolio's objective, policies and techniques. The Trustees also supervise the operation of the Portfolios by their officers and review the investment decisions of the officers although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has five standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Money Market Committee, Nominating and Governance Committee and Pricing Committee. Information about each of these committees is provided in the following table:

--------------------------------------------------------------------------------------------------------------

                                    FUNCTIONS                               MEMBERS
--------------------------------------------------------------------------------------------------------------
 AUDIT COMMITTEE                    Reviews the financial reporting         Martin H. Waldinger (Chairman)
                                    process, the system of internal         William D. Stewart
                                    control, the audit process, and the     Dennis B. Mullen
                                    Trusts' process for monitoring
                                    compliance with investment
                                    restrictions and applicable laws and
                                    the Trusts' Code of Ethics.
--------------------------------------------------------------------------------------------------------------
 BROKERAGE COMMITTEE                Reviews and makes recommendations       James T. Rothe (Chairman)
                                    regarding matters related to the        William D. Stewart
                                    Trusts' use of brokerage commissions    Dennis B. Mullen
                                    and placement of portfolio
                                    transactions.
--------------------------------------------------------------------------------------------------------------
 MONEY MARKET COMMITTEE             Reviews various matters related to the  William D. Stewart (Chairman)
                                    operations of the Janus Money Market    Dennis B. Mullen
                                    Funds, including compliance with each   James T. Rothe
                                    Trust's Money Market Fund Procedures.
--------------------------------------------------------------------------------------------------------------
 NOMINATING AND GOVERNANCE          Identifies and recommends individuals   Dennis B. Mullen (Chairman)
 COMMITTEE                          for Trustee membership, consults with   William D. Stewart
                                    Management in planning Trustee          Martin H. Waldinger
                                    meetings, and oversees the
                                    administration of, and ensures the
                                    compliance with, the Governance
                                    Procedures and Guidelines adopted by
                                    the Trusts.
--------------------------------------------------------------------------------------------------------------
 PRICING COMMITTEE                  Determines the fair value of            William D. Stewart (Chairman)
                                    restricted securities and other         Dennis B. Mullen
                                    securities for which market quotations  James T. Rothe
                                    are not readily available, pursuant to
                                    procedures adopted by the Trustees.
--------------------------------------------------------------------------------------------------------------

----------------------------------  -----------------------------------
                                    NUMBER OF MEETINGS HELD DURING LAST
                                    FISCAL YEAR
----------------------------------  -----------------------------------
 AUDIT COMMITTEE                    4
-----------------------------------------------------------------------
 BROKERAGE COMMITTEE                5
-----------------------------------------------------------------------
 MONEY MARKET COMMITTEE             4
-----------------------------------------------------------------------
 NOMINATING AND GOVERNANCE          5
 COMMITTEE
-----------------------------------------------------------------------
 PRICING COMMITTEE                  15
-----------------------------------------------------------------------

          The table below gives the dollar range of shares of each Portfolio described in this SAI, as well as the aggregate dollar range of shares of all funds advised and sponsored by Janus Capital (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2001.

-----------------------------------------------------------------------------------------
                            DOLLAR RANGE OF EQUITY
NAME OF TRUSTEE             SECURITIES IN THE PORTFOLIOS
-----------------------------------------------------------------------------------------
INTERESTED TRUSTEE
-----------------------------------------------------------------------------------------
 THOMAS H. BAILEY           None
-----------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------
 DENNIS B. MULLEN           None
-----------------------------------------------------------------------------------------
 JAMES T. ROTHE             None
-----------------------------------------------------------------------------------------
 WILLIAM D. STEWART         None
-----------------------------------------------------------------------------------------
 MARTIN H. WALDINGER        None
-----------------------------------------------------------------------------------------

--------------------------  -------------------------------------------------------------
                            AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED
NAME OF TRUSTEE             INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN JANUS FUNDS
--------------------------  -------------------------------------------------------------
INTERESTED TRUSTEE
-----------------------------------------------------------------------------------------
 THOMAS H. BAILEY           Over $100,000
-----------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------
 DENNIS B. MULLEN           Over $100,000
-----------------------------------------------------------------------------------------
 JAMES T. ROTHE             Over $100,000
-----------------------------------------------------------------------------------------
 WILLIAM D. STEWART         Over $100,000
-----------------------------------------------------------------------------------------
 MARTIN H. WALDINGER        Over $100,000
-----------------------------------------------------------------------------------------


          As of December 31, 2001, none of the Trustees or their immediate family members owned shares of Janus Capital, Janus Distributors or their control persons.


          The following table shows the aggregate compensation earned by and paid to each Trustee by the Portfolios described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Portfolios or the Janus Funds.

                                                              Aggregate Compensation       Total Compensation
                                                              from the Portfolios for   from the Janus Funds for
                                                                 fiscal year ended         calendar year ended
Name of Person, Position                                         December 31, 2001        December 31, 2001***
-----------------------------------------------------------------------------------------------------------------
Thomas H. Bailey, Chairman and Trustee*                               $     0                   $      0
William D. Stewart, Trustee**                                         $21,597                   $185,000
Dennis B. Mullen, Trustee**                                           $20,784                   $185,000
Martin H. Waldinger, Trustee**                                        $21,933                   $185,000
James T. Rothe, Trustee**                                             $20,559                   $185,000

  * Mr. Bailey is an interested person of the Portfolios and Janus Capital and is compensated by Janus Capital.
 ** Independent Trustee.
*** As of December 31, 2001, Janus Funds consisted of three registered investment companies comprised of a total of 51 funds.

SHARES OF THE TRUST
--------------------------------------------------------------------------------

NET ASSET VALUE DETERMINATION

          As stated in the Portfolios' Prospectus, the net asset value ("NAV") of the Shares of each Portfolio is determined once each day the NYSE is open, at the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The NAV of the Shares of each Portfolio is not determined on days the NYSE is closed. The per Share NAV of the Shares of each Portfolio is determined by dividing the total value of a Portfolio's securities and other assets, less liabilities, attributable to the Shares of a Portfolio, by the total number of Shares outstanding. In determining NAV, securities listed on an Exchange, the Nasdaq National Market and foreign markets are generally valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Portfolios are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Portfolios and approved by the Trustees and are based upon last trade or closing sales prices or a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter market are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Each Portfolio will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which market quotations are not readily available are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees (the "Valuation Procedures").

          Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Portfolio's NAV is not calculated. A Portfolio calculates its NAV per Share, and therefore effects sales, redemptions and repurchases of its Shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the exchange or market on which that security is traded, and before the Portfolio calculates its NAV per Share, then that security may be valued in good faith under the Valuation Procedures.

PURCHASES

          Shares of the Portfolios can be purchased only by (i) the separate accounts of participating insurance companies for the purpose of funding variable insurance contracts and (ii) certain qualified retirement plans. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Portfolio when authorized organizations, their agents or affiliates receive the order. The Portfolios are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Shares of the Portfolios are purchased at the NAV per Share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received and accepted by a Portfolio or its authorized agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the NYSE as described above in "Net Asset Value Determination." The prospectus for your insurance company's separate account or your plan documents contain detailed information about investing in the different Portfolios.

REDEMPTIONS

          Redemptions, like purchases, may only be effected through the separate accounts of participating insurance companies or qualified retirement plans. Certain designated organizations are authorized to receive redemption orders on the Portfolios' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Portfolio when authorized organizations, their agents or affiliates receive the order. The Portfolios are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Shares normally will be redeemed for cash, although each Portfolio retains the right to redeem some or all of its Shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Portfolios are governed by Rule 18f-1 under the 1940 Act, which requires each Portfolio to sell shares solely in cash up to the lesser of $250,000 or 1% of the NAV of that Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Portfolio will have the option of selling the excess in cash or in kind. If shares are sold in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Shares of the Trust - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.

          The right to require the Portfolios to sell their Shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX STATUS
--------------------------------------------------------------------------------

          It is a policy of the Shares of the Portfolios to make distributions of substantially all of their respective investment income and any net realized capital gains. The Portfolios intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code ("Code"). In addition, each Portfolio intends to comply with the diversification requirements of Code Section 817(h) related to the tax-deferred status of insurance company separate accounts.

          All income dividends and capital gains distributions, if any, on a Portfolio's Shares are reinvested automatically in additional Shares of that Portfolio at the NAV determined on the first business day following the record date.

          The Portfolios may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the IRS. In order to avoid taxes and interest that must be paid by the Portfolios, the Portfolios may make various elections permitted by the tax laws. However, these elections could require that the Portfolios recognize taxable income, which in turn must be distributed.

          Some foreign securities purchased by the Portfolios may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, the Portfolios that qualify under Section 853 of the Code may elect to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to each Portfolio which will reduce its investment company taxable income.

          Because Shares of the Portfolios can only be purchased through variable insurance contracts or qualified plans, it is anticipated that any income dividends or capital gains distributions will be exempt from current taxation if left to accumulate within such contracts or plans. See the prospectus for the separate account of the related insurance company or the plan documents for additional information.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------


          The officers and Trustees of the Portfolios cannot directly own Shares of the Portfolios without purchasing an insurance contract through one of the participating insurance companies or through a qualified plan. As a result, such officers and Trustees as a group own less than 1% of the outstanding Shares of each Portfolio. As of April 2, 2002, all of the outstanding Shares of the Portfolios were owned by certain insurance company separate accounts or qualified plans. The percentage ownership of each separate account or plan owning 5% or more of the Shares of any Portfolio is as follows:





          Aetna Life Insurance and Annuity Company, ACES - Separate Account B, 151 Farmington Avenue, Hartford, CT 06156-0001, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Growth Portfolio                                                 31.56%
Aggressive Growth Portfolio                                      58.55%
Balanced Portfolio                                               32.72%
Worldwide Growth Portfolio                                       33.15%
Flexible Income Portfolio                                        35.20%



          AUL Group Retirement Account II, P.O. Box 1955, Indianapolis, IN 46206-9102, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Flexible Income Portfolio                                        12.67%



          Automatic Data Processing, Inc., 1 ADP Boulevard, Roseland, NJ 07068-1786, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
International Growth Portfolio                                   7.87%



          Connecticut Mutual Life Insurance Company, 1295 State Street, Springfield, MA 01111-0001, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Capital Appreciation Portfolio                                   14.08%



          GE Life and Annuity Assurance Company, 6610 W. Broad Street, Richmond, VA 23230-1702, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Growth Portfolio                                                 18.46%
Aggressive Growth Portfolio                                      11.51%
Capital Appreciation Portfolio                                   35.92%
Balanced Portfolio                                               16.09%
International Growth Portfolio                                   18.33%
Worldwide Growth Portfolio                                       10.23%
Flexible Income Portfolio                                        21.38%



          Great-West Life and Annuity Insurance Company, 8515 E. Orchard Road, Englewood, CO 80111-5037, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Flexible Income Portfolio                                        8.81%

          Kemper Investors Life Insurance Company, Variable Annuity Separate Account, 1 Kemper Drive, Long Grove, IL 60049-0001, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Growth and Income Portfolio                                      79.21%



          Lincoln Benefit Life, Variable Annuity Account, 2940 S. 83rd Street, Lincoln, NE 98506, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Flexible Income Portfolio                                        5.11%



          Lincoln National Life, Variable Annuity Account C, 1300 S. Clinton Street, Fort Wayne, IN 46802-3518, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Worldwide Growth Portfolio                                       5.37%



          MONY Life Insurance Company, MONY America Variable Account A, 1740 Broadway, Suite 635, New York, NY 10019-4315, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Capital Appreciation Portfolio                                   7.12%



          New York Life Insurance and Annuity Company, 300 Interspace Parkway, Parsippany, NJ 07054-1100, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Balanced Portfolio                                               25.37%
Worldwide Growth Portfolio                                       11.20%



          Pruco Life Insurance Company, 100 Mulberry Street, Newark, NJ 07102-4056, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Growth Portfolio                                                 12.84%
International Growth Portfolio                                   28.50%



          State Street Bank and Trust Company, FBO Northwest Airlines Retirement Savings Plan, 105 Rosemont Road, Westwood, MA 02090-2318, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
International Growth Portfolio                                   7.84%



          Western Reserve Life Assurance Company of Ohio, P.O. Box 5068, Clearwater, FL 33758-5068, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Strategic Value Portfolio                                       100.00%
Core Equity Portfolio                                            99.98%
Growth and Income Portfolio                                      17.04%
Global Life Sciences Portfolio                                  100.00%
Global Technology Portfolio                                     100.00%



          No qualified plan owned 10% or more of the shares of the Trust as a whole.


          The Shares held by the separate accounts of each insurance company, including Shares for which no voting instructions have been received, will be voted by each insurance company in proportion to instructions received from contract owners.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------

          Each Portfolio is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware business trust on May 20, 1993. As of the date of this SAI, the Trust consists of fourteen series of shares, known as "Portfolios," three of which offer three classes of shares, ten of which offer two classes of shares and one of which offers one class of shares.

SHARES OF THE TRUST

          The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each Portfolio are fully paid and nonassessable when issued. Shares of a Portfolio participate equally in dividends and other distributions by the shares of such Portfolio, and in residual assets of that Portfolio in the event of liquidation. Shares of each Portfolio have no preemptive, conversion or subscription rights.

          The Portfolios discussed in this SAI each offer two or three classes of shares. The Shares discussed in this SAI are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. The other classes of shares, Service Shares and Service II Shares, are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. For Service II Shares, a redemption fee may be imposed on interests in separate accounts or plans held 60 days or less.

SHAREHOLDER MEETINGS

          The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called for a specific Portfolio or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by each Portfolio or class only if a matter affects or requires the vote of only that Portfolio or class or that Portfolio's or class' interest in the matter differs from the interest of other Portfolios of the Trust. Shareholder is entitled to one vote for each Share owned.

VOTING RIGHTS

          A participating insurance company issuing a variable insurance contract will vote shares in the separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations, a participating insurance company is required to request voting instructions from policy owners and must vote shares in the separate account, including shares for which no instructions have been received, in proportion to the voting instructions received. Additional information may be found in the participating insurance company's separate account prospectus.

          The Trustees are responsible for major decisions relating to each Portfolio's policies and objectives; the Trustees oversee the operation of each Portfolio by its officers and review the investment decisions of the officers.

          The present Trustees were elected at a meeting of shareholders held on January 31, 2002. Under the Trust Instrument, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, bankruptcy, incapacity or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Portfolio, to amend the Trust Instrument, to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Trust Instrument, the Trust's Bylaws or the Trustees.

          As mentioned above in "Shareholder Meetings," each share of each portfolio of the Trust has one vote (and fractional votes for fractional shares). Shares of all portfolios of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

INDEPENDENT ACCOUNTANTS

          PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, independent accountants for the Portfolios, audit the Portfolios' annual financial statements and prepare their tax returns.

REGISTRATION STATEMENT

          The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Portfolios or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

          Quotations of average annual total return for the Shares of a Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Shares of such Portfolio over periods of 1, 5, and 10 years (up to the life of the Portfolio). These are the annual total rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula: P(1 + T)(n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of expenses of the Shares of a Portfolio on an annual basis, and assume that all dividends and distributions are reinvested when paid.

          The average annual total return of the Shares of each Portfolio, computed as of December 31, 2001, is shown in the table below.


                                                                                         Average Annual Total Return
                                                                Date        Number      ------------------------------
                                                              Available    of Months      One       Five      Life of
                       Portfolio Name                         for Sale    in Lifetime     Year      Years    Portfolio
----------------------------------------------------------------------------------------------------------------------
Growth Portfolio - Institutional Shares                        9/13/93       99.5        (24.73%)   9.05%       11.83%
Aggressive Growth Portfolio - Institutional Shares             9/13/93       99.5        (39.45%)   7.08%       12.51%
Capital Appreciation Portfolio - Institutional Shares           5/1/97         56        (21.67%)     N/A       17.73%
Strategic Value Portfolio - Institutional Shares                5/1/00         20         (8.12%)     N/A       (4.84%)
Core Equity Portfolio - Institutional Shares(1)                 5/1/97         56        (11.75%)     N/A       19.12%
Balanced Portfolio - Institutional Shares                      9/13/93       99.5         (4.66%)  14.13%       14.31%
Growth and Income Portfolio - Institutional Shares              5/1/98         44        (13.37%)     N/A       12.72%
International Growth Portfolio - Institutional Shares           5/2/94         92        (23.23%)  10.32%       13.47%
Worldwide Growth Portfolio - Institutional Shares              9/13/93       99.5        (22.44%)  11.12%       15.75%
Global Life Sciences Portfolio - Institutional Shares          1/18/00       23.5        (16.43%)     N/A      (11.96%)
Global Technology Portfolio - Institutional Shares             1/18/00       23.5        (37.07%)     N/A      (36.24%)
Flexible Income Portfolio - Institutional Shares               9/13/93       99.5          7.74%    7.24%        8.14%


(1) Formerly, Equity Income Portfolio.

          Yield quotations for a Portfolio's Shares are based on the investment income per Share earned during a particular 30-day period (including dividends, if any, and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the net asset value per share on the last day of the period, according to the following formula:

                              YIELD = 2[(a - b + 1)(6) - 1]
                                         -----
                                          cd

          where a = dividend and interest income
                b = expenses accrued for the period (net of reimbursements) c = average daily number of shares outstanding during the period that were entitled to receive dividends
                d = maximum net asset value per share on the last day of the period

          The yield for the 30-day period ending December 31, 2001, for the Shares of Flexible Income Portfolio is 5.64%.

          From time to time in advertisements or sales material, the Portfolios may discuss their performance ratings or other information as published by recognized mutual fund statistical rating services, including, but not limited to, Lipper Analytical Services, Inc. ("Lipper"), Ibbotson Associates, Micropal or Morningstar, Inc., ("Morningstar") or by publications of general interest such as Forbes, Money, The Wall Street Journal, Mutual Funds Magazine, Kiplinger's or Smart Money. The Portfolios may also compare their performance to that of other selected mutual funds (for example, peer groups created by Lipper or Morningstar), mutual fund averages or recognized stock market indicators, including, but not limited to, the Standard & Poor's 500 Composite Stock Price Index, the Lehman Brothers Government/Credit Index and the Nasdaq composite. In addition, the Portfolios may compare their total return or yield to the yield on U.S. Treasury obligations and to the percentage change in the Consumer Price Index. Worldwide Growth Portfolio and International Growth Portfolio may also compare their performance to the record of global market indicators, such as the Morgan Stanley Capital International World Index or Morgan Stanley Capital International Europe, Australasia, Far East Index (EAFE(R) Index). Such performance ratings or comparisons may be made with funds that may have different investment restrictions, objectives, policies or techniques than the Portfolios and such other funds or market indicators may be comprised of securities that differ significantly from the Portfolios' investments.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT



          The following audited financial statements for the period ended December 31, 2001 are hereby incorporated into this SAI by reference to the Portfolios' Annual Report dated December 31, 2001:





          Schedules of Investments as of December 31, 2001

          Statements of Assets and Liabilities as of December 31, 2001

          Statements of Operations for the period ended December 31, 2001

          Statements of Changes in Net Assets for the periods ended December 31, 2001 and 2000

          Financial Highlights for each of the periods indicated

          Notes to Financial Statements

          Report of Independent Accountants

          The portions of the Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
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EXPLANATION OF RATING CATEGORIES

          The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES

                BOND RATING                  EXPLANATION
                -----------------------------------------------------------------------------------------
                Investment Grade
                AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
                AA.......................... High quality; very strong capacity to pay principal and interest.
                A........................... Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
                BBB......................... Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
                Non-Investment Grade
                BB, B, CCC, CC, C........... Predominantly speculative with respect to the issuer's capacity to meet required interest and principal payments.
                                             BB -- lowest degree of speculation; C -- the highest degree of speculation. Quality and protective characteristics
                                             outweighed by large uncertainties or major risk exposure to adverse conditions.
                D........................... In default.

MOODY'S INVESTORS SERVICE, INC.

                BOND RATING                  EXPLANATION
                -----------------------------------------------------------------------------------------
                Investment Grade
                Aaa......................... Highest quality, smallest degree of investment risk.
                Aa.......................... High quality; together with Aaa bonds, they compose the high-grade bond group.
                A........................... Upper-medium grade obligations; many favorable investment attributes.
                Baa......................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
                Non-Investment Grade
                Ba.......................... More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
                B........................... Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
                Caa......................... Poor standing, may be in default; elements of danger with respect to principal or interest payments.
                Ca.......................... Speculative in a high degree; could be in default or have other marked shortcomings.
                C........................... Lowest-rated; extremely poor prospects of ever attaining investment standing.

          Unrated securities will be treated as noninvestment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

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                                        www.janus.com

                                        100 Fillmore Street
                                        Denver, CO
                                        80206-4928
                                        1-800-525-0020


109-22-000 5/02

                                              May 1, 2002

                                              Growth Portfolio
                                              Aggressive Growth Portfolio
                                              Capital Appreciation Portfolio
                                              Strategic Value Portfolio
                                              Core Equity Portfolio
                                              (Formerly Equity Income Portfolio)
                                              Balanced Portfolio
                                              Growth and Income Portfolio
                                              International Growth Portfolio
                                              Worldwide Growth Portfolio
                                              Global Life Sciences Portfolio
                                              Global Technology Portfolio
                                              Global Value Portfolio
                                              Flexible Income Portfolio

                               JANUS ASPEN SERIES
                                 SERVICE SHARES

                      Statement of Additional Information


This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus for the Service Shares (the "Shares") of the Portfolios listed above, each of which is a separate series of Janus Aspen Series, a Delaware business trust. Each of these series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Each Portfolio is managed separately by Janus Capital Management LLC ("Janus Capital"). Core Equity Portfolio was formerly known as Equity Income Portfolio. The name change was effective July 31, 2001.


The Service Shares of the Portfolios may be purchased only by separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts (collectively, "variable insurance contracts") and by certain qualified retirement plans. Certain Portfolios also offer one or two additional classes of shares to certain qualified plans or separate accounts of insurance companies.

This SAI is not a Prospectus and should be read in conjunction with the Portfolios' Prospectus dated May 1, 2002, which is incorporated by reference into this SAI and may be obtained from your insurance company or plan sponsor. This SAI contains additional and more detailed information about the Portfolios' operations and activities than the Prospectus. The Annual and Semiannual Reports, which contain important financial information about the Portfolios, are incorporated by reference into this SAI and are also available, without charge from your insurance company or plan sponsor.

    [JANUS LOGO]

TABLE OF CONTENTS
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                Classification, Investment Policies and Restrictions, and
                Investment Strategies and Risks.............................    2
                Investment Adviser..........................................   23
                Custodian, Transfer Agent and Certain Affiliations..........   27
                Portfolio Transactions and Brokerage........................   28
                Trustees and Officers.......................................   32
                Shares of the Trust.........................................   37
                   Net Asset Value Determination............................   37
                   Purchases................................................   37
                   Distribution and Shareholder Servicing Plan..............   38
                   Redemptions..............................................   39
                Income Dividends, Capital Gains Distributions and Tax
                Status......................................................   40
                Principal Shareholders......................................   41
                Miscellaneous Information...................................   44
                   Shares of the Trust......................................   44
                   Shareholder Meetings.....................................   44
                   Voting Rights............................................   44
                   Independent Accountants..................................   45
                   Registration Statement...................................   45
                Performance Information.....................................   46
                Financial Statements........................................   48
                Appendix A..................................................   49
                   Explanation of Rating Categories.........................   49

CLASSIFICATION, INVESTMENT POLICIES AND RESTRICTIONS, AND INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

CLASSIFICATION

          Each Portfolio is a series of the Trust, an open-end, management investment company. The Investment Company Act of 1940 ("1940 Act") classifies mutual funds as either diversified or nondiversified. Aggressive Growth Portfolio, Capital Appreciation Portfolio, Strategic Value Portfolio, Global Life Sciences Portfolio, Global Technology Portfolio and Global Value Portfolio intend to operate in a nondiversified manner. Each of these Portfolios may at times, however, operate in a diversified manner if market conditions warrant. The nondiversified Portfolios will be operated in a manner consistent with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code"). Growth Portfolio, Core Equity Portfolio, Balanced Portfolio, Growth and Income Portfolio, International Growth Portfolio, Worldwide Growth Portfolio and Flexible Income Portfolio are diversified funds.

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL PORTFOLIOS

          The Portfolios are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or a particular Portfolio or particular class of shares if a matter affects just that Portfolio or that class of shares), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Portfolio or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Portfolios. Each of these policies applies to all of the Portfolios, except policy (1), which applies only to the Portfolios specifically listed in that policy.

          (1) With respect to 75% of its total assets, Growth Portfolio, Core Equity Portfolio, Balanced Portfolio, Growth and Income Portfolio, International Growth Portfolio, Worldwide Growth Portfolio and Flexible Income Portfolio may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities, and other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Portfolio's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.

          Each Portfolio may not:

          (2) Invest 25% or more of the value of their respective total assets in any particular industry (other than U.S. government securities). This policy does not apply to Global Life Sciences Portfolio.

          (3) Invest directly in real estate or interests in real estate; however, the Portfolios may own debt or equity securities issued by companies engaged in those businesses.

          (4) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Portfolios from purchasing or selling foreign currencies, options, futures, swaps, forward contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

          (5) Lend any security or make any other loan if, as a result, more than 33 1/3% of a Portfolio's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities or loans, including assignments and participation interests).

          (6) Act as an underwriter of securities issued by others, except to the extent that a Portfolio may be deemed an underwriter in connection with the disposition of its portfolio securities.

          (7) Borrow money except that the Portfolios may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Portfolio's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps or forward transactions. The Portfolios may not issue "senior securities" in contravention of the 1940 Act.

          As a fundamental policy, each Portfolio may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as such Portfolio.

          The Trustees have adopted additional investment restrictions for the Portfolios. These restrictions are operating policies of the Portfolios and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:

          (a) A Portfolio will not (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission ("CFTC") regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of a Portfolio's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures contracts if the aggregate amount of such Portfolio's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

          (b) The Portfolios may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor ("short sales against the box"). In addition, the Equity Portfolios may engage in "naked" short sales, which involve selling a security that a Portfolio borrows and does not own. The total market value of all of a Portfolio's naked short sale positions will not exceed 8% of its assets. Transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

          (c) The Portfolios do not currently intend to purchase securities on margin, except that the Portfolios may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

          (d) A Portfolio may not mortgage or pledge any securities owned or held by such Portfolio in amounts that exceed, in the aggregate, 15% of that Portfolio's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

          (e) The Portfolios do not currently intend to purchase any security or enter into a repurchase agreement, if as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Portfolios' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

          (f) The Portfolios may not invest in companies for the purpose of exercising control of management.

          Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each of the Portfolios may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above limits. A Portfolio will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Portfolio will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional borrowing costs.

          For the purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

          For purposes of the Portfolios' restriction on investing in a particular industry, the Portfolios will rely primarily on industry classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. classifications are so broad that the primary economic characteristics in a single class are materially different, the Portfolios may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT POLICIES APPLICABLE TO CERTAIN PORTFOLIOS

          BALANCED PORTFOLIO. As an operational policy, at least 25% of the assets of Balanced Portfolio normally will be invested in fixed-income senior securities.

          GLOBAL LIFE SCIENCES PORTFOLIO. As a fundamental policy, Global Life Sciences Portfolio will normally invest at least 25% of its total assets, in the aggregate, in the following industry groups: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology.

          FLEXIBLE INCOME PORTFOLIO. As a fundamental policy, this Portfolio may not purchase a non-income-producing security if, after such purchase, less than 80% of the Portfolio's total assets would be invested in income-producing securities. Income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

INVESTMENT STRATEGIES AND RISKS

Cash Position

          As discussed in the Prospectus, a Portfolio's cash position may temporarily increase under various circumstances. Securities that the Portfolios may invest in as a means of receiving a return on idle cash include commercial paper, certificates of deposit, repurchase agreements or other short-term debt obligations. The Portfolios may also invest in money market funds, including funds managed by Janus Capital. (See "Investment Company Securities").

Illiquid Investments

          Each Portfolio may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper and municipal lease obligations purchased by the Portfolios. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: (1) the frequency of trades and quoted prices for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be a restricted security subject to these procedures.

          If illiquid securities exceed 15% of a Portfolio's net assets after the time of purchase the Portfolio will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, a portfolio manager may not be able to dispose of them in a timely manner. As a result, a Portfolio may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of a Portfolio to decline.

          Each of the Portfolios may invest up to 5% of its total assets in venture capital investments, although no more than 0.5% of its total assets will be invested in any one venture capital company. Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The Portfolios may not be able to sell such investments when a portfolio manager deems it appropriate to do so due to restrictions on their sale. In addition, the Portfolios may be forced to sell their venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the Portfolios may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in a Portfolio's NAV.

Securities Lending

          Under procedures adopted by the Trustees, the Portfolios may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolios may seek to earn additional income through securities lending. Since there is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially, securities lending will only be made to parties that Janus Capital deems creditworthy and in good standing. In addition, such loans will only be made if Janus Capital believes the benefit from granting such loans justifies the risk. The Portfolios will not have the right to vote on securities while they are being lent, but it will generally call a loan in anticipation of any important vote. All loans will be continuously secured by collateral which consists of cash, U.S. government securities, letters of credit and such other collateral permitted by the SEC. Cash collateral may be invested in money market funds advised by Janus to the extent consistent with exemptive relief obtained from the SEC.

Foreign Securities

          Unless otherwise limited by its specific investment policies, each Portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities, because the Portfolios' performance may depend on issues other than the performance of a particular company. These issues include:

          CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

          POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

          REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

          MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

          TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Short Sales

          Each Portfolio may engage in "short sales against the box." This technique involves selling either a security that a Portfolio owns, or a security equivalent in kind and amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. A Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Portfolio loses the opportunity to participate in the gain.

          The Equity Portfolios may also engage in "naked" short sales. In a naked short sale transaction, a Portfolio sells a security it does not own to a purchaser at a specified price. To complete a naked short sale, a

          Portfolio must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. A Portfolio will engage in naked short sales when its portfolio manager anticipates that the security's market purchase price will be less than its borrowing price. Naked short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, naked short sales carry risks of loss if the value of a security sold short increases prior to the scheduled delivery date and a Portfolio must pay more for the security than it has received from the purchaser in the short sale. The total market value of all of a Portfolio's naked short sale positions will not exceed 8% of its assets.

Zero Coupon, Step Coupon and Pay-In-Kind Securities

          Each Portfolio may invest up to 10% (without limit for Flexible Income Portfolio) of its assets in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any Portfolio's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

          Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Code, a Portfolio must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Portfolio will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Portfolio may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Portfolio might obtain such cash from selling other portfolio holdings which might cause that Portfolio to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Portfolio expenses could be allocated and to reduce the rate of return for that Portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Portfolio to sell the securities at the time.

          Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Pass-Through Securities

          The Portfolios may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Portfolios. The most common type of pass-through securities are mortgage-backed securities. Ginnie Mae Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Portfolio will generally purchase "modified pass-through" Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. government.

          Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

          Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

          Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Portfolios), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A portfolio manager will consider estimated prepayment rates in calculating the average-weighted maturity of a Portfolio. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Portfolio might be converted to cash and that Portfolio will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Portfolio's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

          Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

Investment Company Securities

          From time to time, the Portfolios may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act. The Portfolios may invest in securities of money market funds managed by Janus Capital in excess of the limitations of Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus funds.

Depositary Receipts

          The Portfolios may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Portfolios may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

          Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Portfolios' prospectus.

Municipal Obligations

          The Portfolios may invest in municipal obligations issued by states, territories and possessions of the United States and the District of Columbia. The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Portfolio to demand payment on short notice from the issuer or a financial intermediary.

Other Income-Producing Securities

          Other types of income producing securities that the Portfolios may purchase include, but are not limited to, the following types of securities:

          VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          In order to most effectively use these investments, a portfolio manager must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio manager incorrectly forecasts such movements, a Portfolio could be adversely affected by the use of variable or floating rate obligations.

          STANDBY COMMITMENTS. These instruments, which are similar to a put, give a Portfolio the option to obligate a broker, dealer or bank to repurchase a security held by that Portfolio at a specified price.

          TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

          INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No Portfolio will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a fund could lose money or its NAV could decline by the use of inverse floaters.

          STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          The Portfolios will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of their holdings.

Repurchase and Reverse Repurchase Agreements

          In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Portfolio to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Portfolio may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Portfolios to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.

          A Portfolio may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Portfolio sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Portfolio will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Portfolios will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Portfolio, although the Portfolio's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

High-Yield/High-Risk Bonds

          Flexible Income Portfolio may invest without limit in bonds that are rated below investment grade (e.g., bonds rated BB or lower by Standard & Poor's Ratings Services or Ba or lower by Moody's Investors Service, Inc.). Within the parameters of its specific investment policies, no other Portfolio intends to invest 35% or more of its net assets in such bonds, except Core Equity Portfolio will, under normal circumstances, limit its investments in such bonds to 20% of its net assets. Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Portfolio would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.

          Any Portfolio may also invest in unrated bonds of foreign and domestic issuers. For the Portfolios subject to such limit, unrated bonds will be included in each Portfolio's limit on investments in bonds rated below investment grade unless its portfolio manager deems such securities to be the equivalent of investments grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. A Portfolio's manager will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.

Defaulted Securities

          A Portfolio will invest in defaulted securities only when its portfolio manager believes, based upon his or her analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. For the Portfolios subject to such limit, defaulted securities will be included in each Portfolio's limit on investments in bonds rated below investment grade. Notwithstanding the portfolio manager's belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

          FINANCIAL AND MARKET RISKS. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

          DISPOSITION OF PORTFOLIO SECURITIES. Although these Portfolios generally will purchase securities for which their portfolio managers expect an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Portfolios will limit holdings of any such securities to amounts that the portfolio managers believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Portfolios' ability to readily dispose of securities to meet redemptions.

          OTHER. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Portfolios.

Futures, Options and Other Derivative Instruments

          FUTURES CONTRACTS. The Portfolios may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities, equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the CFTC and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

          The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain other liquid assets by the Portfolios' custodian or subcustodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Portfolio's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Portfolio, that Portfolio may be entitled to return of margin owed to such Portfolio only in proportion to the amount received by the FCM's other customers. Janus Capital will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Portfolios do business and by depositing margin payments in a segregated account with the Portfolios' custodian.

          The Portfolios intend to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. The Portfolios will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations. To the extent that the Portfolios hold positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margin and premiums required to establish such positions will not exceed

          5% of the fair market value of a Portfolio's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

          Although a Portfolio will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Portfolio immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a Portfolio's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Portfolio's return could be diminished due to the opportunity losses of foregoing other potential investments.

          A Portfolio's primary purpose in entering into futures contracts is to protect that Portfolio from fluctuations in the value of individual securities or the securities markets generally, or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Portfolio anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Portfolio could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Portfolio not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Portfolio may also use this technique with respect to an individual company's stock. To the extent a Portfolio enters into futures contracts for this purpose, the segregated assets maintained to cover such Portfolio's obligations with respect to the futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Portfolio with respect to the futures contracts. Conversely, if a Portfolio holds stocks and seeks to protect itself from a decrease in stock prices, the Portfolio might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a Portfolio holds an individual company's stock and expects the price of that stock to decline, the Portfolio may sell a futures contract on that stock in hopes of offsetting the potential decline in the company's stock price. A Portfolio could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

          If a Portfolio owns bonds and the portfolio manager expects interest rates to increase, that Portfolio may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Portfolio selling bonds in its portfolio. If interest rates increase as anticipated, the value of the bonds would decline, but the value of that Portfolio's interest rate futures contract will increase, thereby keeping the net asset value of that Portfolio from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, that Portfolio may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Portfolio can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

          The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a portfolio manager still may not result in a successful use of futures.

          Futures contracts entail risks. Although the Portfolios believe that use of such contracts will benefit the Portfolios, a Portfolio's overall performance could be worse than if such Portfolio had not entered into futures contracts if the portfolio manager's investment judgement proves incorrect. For example, if a Portfolio has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Portfolio will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Portfolio.

          The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Portfolio will not match exactly such Portfolio's current or potential investments. A Portfolio may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of such Portfolio's investments.

          Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Portfolio's investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Portfolio's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Portfolio may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Portfolio's other investments.

          Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Portfolio may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Portfolio's access to other assets held to cover its futures positions also could be impaired.

          OPTIONS ON FUTURES CONTRACTS. The Portfolios may buy and write put and call options on futures contracts. An option on a future gives a Portfolio the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Portfolio is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

          The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Portfolio's holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Portfolio is considering buying. If a call or put option a Portfolio has written is exercised, such Portfolio will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

          The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

          The amount of risk a Portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

          FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. The Portfolios may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

          The following discussion summarizes the Portfolios' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Portfolio may enter into forward currency contracts with stated contract values of up to the value of that Portfolio's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Portfolio will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Portfolio also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. A Portfolio also may enter into a forward currency contract with respect to a currency where the Portfolio is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances a Portfolio may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

          These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Portfolio's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Portfolio's currency exposure from one foreign currency to another removes that Portfolio's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Portfolio if its portfolio manager's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

          The Portfolios will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or whose value is tied to the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Portfolios' custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of such Portfolio's commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, a Portfolio will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Portfolio's commitments with respect to such contracts. As an alternative to segregating assets, a Portfolio may buy call options permitting such Portfolio to buy the amount of foreign currency being hedged by a forward sale contract or a Portfolio may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

          While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Portfolios' ability to utilize forward contracts may be restricted. In addition, a Portfolio may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Portfolio assets.

          OPTIONS ON FOREIGN CURRENCIES. The Portfolios may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may buy put options on the foreign currency. If the value of the currency declines, such Portfolio will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

          Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Portfolio could sustain losses on transactions in foreign currency options that would require such Portfolio to forego a portion or all of the benefits of advantageous changes in those rates.

          The Portfolios may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

          Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Portfolio to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

          The Portfolios may write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if that Portfolio owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Portfolio has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Portfolio in cash or other liquid assets in a segregated account with the Portfolios' custodian.

          The Portfolios also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Portfolio will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

          OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in net asset value, the Portfolios may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Portfolios may write and buy options on the same types of securities that the Portfolios may purchase directly.

          A put option written by a Portfolio is "covered" if that Portfolio (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Portfolios' custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

          A call option written by a Portfolio is "covered" if that Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Portfolios' custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a Portfolio holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by that Portfolio in cash and other liquid assets in a segregated account with its custodian.

          The Portfolios also may write call options that are not covered for cross-hedging purposes. A Portfolio collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its portfolio manager believes that writing the option would achieve the desired hedge.

          The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

          The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

          In the case of a written call option, effecting a closing transaction will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Portfolio to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit a Portfolio to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, such Portfolio will effect a closing transaction prior to or concurrent with the sale of the security.

          A Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio.

          An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Portfolio may not be able to effect closing transactions in particular options and the Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options, (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the

          OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

          A Portfolio may write options in connection with buy-and-write transactions. In other words, a Portfolio may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

          The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Portfolio may elect to close the position or take delivery of the security at the exercise price and that Portfolio's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

          A Portfolio may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

          A Portfolio may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Portfolio.

          EURODOLLAR INSTRUMENTS. A Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

          SWAPS AND SWAP-RELATED PRODUCTS. A Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Portfolio's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Portfolios' custodian. If a Portfolio enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. Janus Capital will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

          The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

          There is no limit on the amount of interest rate swap transactions that may be entered into by a Portfolio. These transactions may in some instances involve the delivery of securities or other underlying assets by a Portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that a Portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

          ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the Portfolios in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

          Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

          The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

          In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

INVESTMENT ADVISER
--------------------------------------------------------------------------------

          As stated in the Prospectus, each Portfolio has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Portfolios' investments, provide office space for the Portfolios, and pay the salaries, fees and expenses of all Portfolio officers and of those Trustees who are affiliated with Janus Capital. Janus Capital also may make payments to selected broker-dealer firms or institutions which were instrumental in the acquisition of shareholders for the Portfolios or other Janus Funds or which perform recordkeeping or other services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Portfolios.

          The Portfolios pay custodian and transfer agent fees and expenses, brokerage commissions and dealer spreads and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, trade or other investment company organization dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Portfolio Trustees who are not affiliated with Janus Capital and other costs of complying with applicable laws regulating the sale of Portfolio shares. Pursuant to the Advisory Agreements, Janus Capital furnishes certain other services, including net asset value determination, portfolio accounting and recordkeeping, for which the Portfolios may reimburse Janus Capital for its costs.

          Growth Portfolio, Aggressive Growth Portfolio, Capital Appreciation Portfolio, Core Equity Portfolio, Balanced Portfolio, Growth and Income Portfolio, Strategic Value Portfolio, International Growth Portfolio, Worldwide Growth Portfolio, Global Life Sciences Portfolio, Global Technology Portfolio and Global Value Portfolio have each agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.65% of the average daily net assets of each Portfolio.

          Janus Capital has agreed to reimburse Strategic Value Portfolio, Core Equity Portfolio, Global Life Sciences Portfolio, Global Technology Portfolio and Global Value Portfolio by the amount, if any, that such Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution fee described below, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.25% of the average daily net assets of the Portfolio until at least the next annual renewal of the advisory agreements. Mortality risk, expense risk and other charges imposed by participating insurance companies are also excluded from the above expense limitation.

          Flexible Income Portfolio has agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.65% of the first $300 million of the average daily net assets of the Portfolio, plus 0.55% of the average daily net assets of the Portfolio in excess of $300 million. Janus Capital has agreed by contract to waive the advisory fee payable by Flexible Income Portfolio in an amount equal to the amount, if any, that the Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution fee described below, brokerage commissions, interest, taxes and extraordinary expenses, exceed 1% of the average daily net assets for a fiscal year. Mortality risk, expense risk and other charges imposed by participating insurance companies are also excluded from the above expense limitation. Janus Capital has agreed to continue such waivers until at least the next annual renewal of the advisory agreements.

          The following table summarizes the advisory fees paid by the Portfolios and any advisory fee waivers for the last three fiscal periods indicated. The information below is for fiscal periods ended December 31. The information presented in the table below reflects the management fees in effect during each of the periods shown.

                                         2001                        2000                        1999
Portfolio Name                  Advisory Fees   Waivers   Advisory Fees(1)   Waivers    Advisory Fees   Waivers
---------------------------------------------------------------------------------------------------------------
Growth Portfolio                 $19,964,950    $    --     $24,948,688      $    --     $11,643,196    $   --
Aggressive Growth Portfolio      $17,257,955    $    --     $29,581,977      $    --     $10,080,519    $   --
Capital Appreciation Portfolio   $ 8,901,772    $    --     $ 8,477,539      $    --     $ 1,716,060    $   --
Strategic Value Portfolio        $    87,965    $12,203     $    15,984(2)   $15,984(3)          N/A        N/A
Core Equity Portfolio(4)         $    94,870    $    --     $   118,672      $70,742     $   106,069    $14,279
Balanced Portfolio               $22,559,338    $    --     $20,105,983      $    --     $10,804,814    $   --
Growth and Income Portfolio      $ 1,163,163    $    --     $   935,796      $    --     $   201,847    $   --
International Growth Portfolio   $ 9,648,235    $    --     $ 9,772,975      $    --     $ 2,829,430    $   --
Worldwide Growth Portfolio       $42,291,852    $    --     $54,995,300      $    --     $25,509,504    $   --
Global Life Sciences Portfolio   $   290,630    $    --     $   133,995(5)   $    --             N/A        N/A
Global Technology Portfolio      $ 2,057,015    $    --     $ 2,010,693(5)   $    --             N/A        N/A
Global Value Portfolio           $     8,495(6) $ 8,495(3)           N/A         N/A             N/A        N/A
Flexible Income Portfolio        $ 2,041,819    $    --     $ 1,344,877      $    --     $ 1,051,109    $   --

(1) The management fee paid by Growth, Aggressive Growth, Capital Appreciation, Core Equity, Balanced, Growth and Income, International Growth and Worldwide Growth Portfolios was reduced to 0.65% of the average daily net assets of each Portfolio.
(2) May 1, 2000 (inception) to December 31, 2000.
(3) Fee waiver by Janus Capital exceeded the advisory fee.
(4) Formerly, Equity Income Portfolio.
(5) January 18, 2000 (inception) to December 31, 2000.
(6) May 1, 2001 (inception) to December 31, 2001.


          Each Portfolio's Advisory Agreement is dated April 3, 2002, and will continue in effect until July 1, 2002, and thereafter from year to year so long as such continuance is approved annually by a majority of the Portfolios' Trustees who are not parties to the Advisory Agreements or interested persons of any such party, and by either a majority of the outstanding voting shares of each Portfolio or the Trustees of the Portfolios. Each Advisory Agreement (i) may be terminated without the payment of any penalty by any Portfolio or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Portfolio, including the Trustees who are not interested persons of that Portfolio or Janus Capital and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Portfolio.



          Janus Capital is an indirect subsidiary of Stilwell Financial Inc. ("Stilwell"), is a publicly traded holding company with principal operations in financial asset management businesses. Stilwell, through its subsidiaries, indirectly owns approximately 92% of Janus Capital, and certain Janus Capital employees directly own approximately 8%.


          In approving the Portfolios' existing Advisory Agreements, the Trustees considered various matters relating to the possible effects on Janus Capital and the Portfolios of the expiration of Mr. Bailey's contractual management rights with respect to Janus Capital, including Stilwell's intentions regarding the preservation and strengthening of Janus Capital's business and existing and proposed incentive compensation arrangements for key Janus Capital employees.

          In addition, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue the Portfolios' Advisory Agreements as in effect from year to year. The Trustees considered information about, among other things:

          - Janus Capital and its personnel (including particularly those personnel with responsibilities for providing services to the Portfolios), resources and investment process;

          - the terms of each Advisory Agreement;

          - the scope and quality of the services that Janus Capital has been providing to the Portfolios;

          - the investment performance of each Portfolio and of comparable funds managed by other advisers over various periods;

          - the advisory fee rates payable to Janus Capital by the Portfolios and by other funds and client accounts managed by Janus Capital, and payable by comparable funds managed by other advisers;

          - the total expense ratio of each Portfolio and of comparable funds managed by other advisers;

          - compensation payable by the Portfolios to affiliates of Janus Capital for other services;

          - the profitability to Janus Capital and its affiliates of their relationships with the Portfolios; and

          - Janus Capital's use of the Portfolios' brokerage transactions to obtain research benefiting the Portfolios or other Janus Capital clients at a cost that may be in excess of the amount other brokers would charge or to reduce certain out-of-pocket expenses otherwise payable by the Portfolios.

          Janus Capital acts as sub-adviser for a number of private-label mutual funds and provides separate account advisor services for institutional accounts. Investment decisions for each account managed by Janus Capital, including the Portfolios, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers will be allocated pro rata under procedures adopted by Janus Capital. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

          With respect to allocations of initial public offerings ("IPOs"), under IPO allocation procedures adopted by Janus Capital, accounts will participate in an IPO if the portfolio manager believes the IPO is an appropriate investment based on the account's investment restrictions, risk profile, asset composition, and/or cash levels. These IPO allocation procedures require that each account be assigned to a pre-defined group ("IPO Group"), based on objective criteria set forth in the procedures. Generally, an account may not participate in an IPO unless it is assigned to an IPO Group that correlates with the pre-offering market capitalization ("IPO Classification") of the company. If, however, the portfolio manager intends to build a long-term position in the company and purchases securities in both the initial offering and in the immediate aftermarket, then all participating portfolio managers' clients will receive the same proportion of IPO shares to aftermarket shares, resulting in a blended price equal to the average price paid for all IPO and immediate aftermarket shares. If there is no immediate aftermarket activity, all shares purchased will be allocated pro rata to the participating manager's accounts in the IPO Group corresponding to the IPO

          Classification, subject to a de minimis standard. In situations where a portfolio manager wants to take a small position in a security, an exception to this de minimis standard may be allowed. These IPO allocation procedures may result in certain accounts, particularly larger accounts, receiving fewer IPOs than other accounts, which may impact performance.

          Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to a portfolio manager who is instrumental in originating or developing an investment opportunity or to comply with a portfolio manager's request to ensure that his or her accounts receive sufficient securities to satisfy specialized investment objectives.

          Pursuant to an exemptive order granted by the SEC, the Portfolios and other portfolios advised by Janus Capital may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating portfolios on a pro rata basis.

          Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

          Janus Capital does not permit the Portfolios' portfolio managers to purchase and sell securities for their own accounts except under the limited exceptions contained in the Code of Ethics which applies to Directors/Trustees of Janus Capital and the Portfolios and employees of, and persons working on a contractual basis for, Janus Capital and its subsidiaries. The Code of Ethics is on file with and available through the SEC Web site at www.sec.gov. The Code of Ethics requires investment personnel, inside Directors/Trustees of Janus Capital and the Portfolios and certain other designated employees deemed to have access to current trading information to pre-clear all transactions in securities not otherwise exempt under the Code of Ethics. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Portfolios.

          In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are required to be reviewed for compliance with the Code of Ethics. Those persons also may be required under certain circumstances to forfeit their profits made from personal trading.

          The provisions of the Code of Ethics are administered by and subject to exceptions authorized by Janus Capital.

CUSTODIAN, TRANSFER AGENT AND CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------

          State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Portfolios. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940
          Act) of the Portfolios' securities and cash held outside the United States. The Portfolios' Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Portfolios' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Portfolio.


          Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Portfolios' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping and shareholder relations services to the Portfolios. Janus Services Corporation is not compensated for its services related to the Shares, except for out-of-pocket costs.


          The Portfolios pay DST Systems, Inc. ("DST"), a subsidiary of Stilwell, license fees at the annual rate of $3.06 per shareholder account for the equity portfolios and $3.98 per shareholder account for Flexible Income Portfolio for the use of DST's shareholder accounting system.

          Prior to June 1, 2001, the Portfolios also paid DST a monthly base fee for the use of its portfolio and fund accounting system, of $265 to $1,323 per month based on the number of Janus funds using the system and an asset charge of $1 per million dollars of net assets (not to exceed $500 per month). Effective June 1, 2001, State Street Bank and Trust Company acquired the portfolio and fund accounting system of DST.

          The Trustees have authorized the Portfolios to use an affiliate of DST as introducing broker for certain Portfolio transactions. Brokerage commissions paid on such transactions may be used as a means to reduce Portfolio expenses through credits against the charges of DST and its affiliates. Such credits will not reduce the fees Janus Capital is obligated to pay any Portfolio under its waiver agreement, and such Portfolio receives the benefit of any such credits. See "Portfolio Transactions and Brokerage."


          Janus Distributors LLC ("Janus Distributors"), 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is the Trust's distributor. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

          Decisions as to the assignment of portfolio business for the Portfolios and negotiation of its commission rates are made by Janus Capital whose policy is to seek to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) except to the extent that Janus Capital may be permitted to pay higher commissions for research services as described below. The Portfolios may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

          Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions. Those factors include, but are not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; and rebates of commissions by a broker to a Portfolio or to a third party service provider to the Portfolio to pay Portfolio expenses. In addition, Janus Capital may consider the value of research products or services provided by broker-dealers as a factor in selecting brokers and dealers and in negotiating commissions. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Janus Capital in carrying out its responsibilities. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts. Most brokers and dealers used by Janus Capital provide research and other services described above. Much of the research provided to Janus Capital by broker-dealers would otherwise be available to Janus Capital for a cash payment. In some cases, research is generated by third parties, but is provided to Janus Capital through broker-dealers. For example, Janus Capital has arrangements with broker-dealers to allocate brokerage in exchange for, among other things, third-party research reports relating to specific industry fundamentals and trends, third-party research reports providing analysis of micro and macro economic trends, and access to databases providing financial, market, economic and fundamental data. Because Janus Capital receives research from broker-dealers, Janus Capital may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital may also direct trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but direct a portion of the commission to another broker-dealer that supplies Janus Capital with research services and/or products.

          For the year ended December 31, 2001, the total brokerage commissions paid by the Portfolios to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Portfolios are summarized below:

Portfolio Name                                                Commissions    Transactions
------------------------------------------------------------------------------------------
Growth Portfolio                                              $2,316,685    $1,658,511,653
Aggressive Growth Portfolio                                   $3,033,478    $1,954,351,001
Capital Appreciation Portfolio                                $1,671,235    $1,393,566,670
Strategic Value Portfolio                                     $   36,231    $   21,446,650
Core Equity Portfolio(1)                                      $   28,128    $   19,839,485
Balanced Portfolio                                            $3,054,114    $2,364,793,906
Growth and Income Portfolio                                   $  158,616    $  112,087,780
International Growth Portfolio                                $  283,659    $  182,788,634
Worldwide Growth Portfolio                                    $2,406,747    $1,639,352,564
Global Life Sciences Portfolio                                $   33,330    $   31,876,085
Global Technology Portfolio                                   $  178,141    $   90,753,082
Global Value Portfolio                                        $    1,825    $      674,757

(1) Formerly, Equity Income Portfolio.
Note: Portfolios that are not included in the table did not pay any commissions related to research for the stated period.

          Janus Capital may use research products and services in servicing other accounts in addition to the Portfolios. Fixed-income related research products and services may be paid for by commissions generated by equity trades. If Janus Capital determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for Janus Capital.

          Janus Capital does not enter into agreements with any brokers regarding the placement of securities transactions because of the research services they provide. It does, however, have an internal procedure for allocating transactions in a manner consistent with its execution policy to brokers that it has identified as providing superior executions and research, research-related products or services which benefit its advisory clients, including the Portfolios. Research products and services incidental to effecting securities transactions furnished by brokers or dealers may be used in servicing any or all of Janus Capital's clients and such research may not necessarily be used by Janus Capital in connection with the accounts which paid commissions to the broker-dealer providing such research products and services.

          Janus Capital may consider sales of Portfolio Shares or shares of other Janus funds by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase Portfolio Shares as a factor in the selection of broker-dealers to execute Portfolio transactions. Janus Capital may also consider payments made by brokers effecting transactions for a Portfolio (i) to the Portfolio or (ii) to other persons on behalf of the Portfolio for services provided to the Portfolio for which it would be obligated to pay. In placing Portfolio business with such broker-dealers, Janus Capital will seek the best execution of each transaction.

          When the Portfolios purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital better prices and executions will be achieved through the use of a broker.

          The Portfolios' Trustees have authorized Janus Capital to place transactions with DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. Janus Capital may do so if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable and if, overall, the associated transaction costs, net of any credits described above under "Custodian, Transfer Agent and Certain Affiliations," are lower than the net costs that would be incurred through other brokerage firms.


          The following table lists the total amount of brokerage commissions paid by each Portfolio for the fiscal periods ending on December 31st of each year:

Portfolio Name                                                   2001           2000           1999
------------------------------------------------------------------------------------------------------
Growth Portfolio                                              $ 3,206,915    $ 3,423,084    $1,800,731
Aggressive Growth Portfolio                                   $ 4,314,792    $ 2,582,189    $1,664,794
Capital Appreciation Portfolio                                $ 1,879,337    $   730,533    $  232,858
Strategic Value Portfolio                                     $    44,753    $     8,024(1)        N/A
Core Equity Portfolio(2)                                      $    35,898    $    22,893    $   15,272
Balanced Portfolio                                            $ 3,841,938    $ 2,213,641    $1,254,757
Growth and Income Portfolio                                   $   216,649    $   131,011    $   39,174
International Growth Portfolio                                $ 3,133,111    $ 3,344,307    $1,084,559
Worldwide Growth Portfolio                                    $12,988,041    $13,476,203    $7,327,446
Global Life Sciences Portfolio                                $    72,825    $    60,730(3)        N/A
Global Technology Portfolio                                   $   478,746    $   499,126(3)        N/A
Global Value Portfolio                                        $     4,313(4)          N/A          N/A
Flexible Income Portfolio                                     $         0    $     1,311    $    1,200

(1) May 1, 2000 (inception) to December 31, 2000.
(2) Formerly, Equity Income Portfolio.
(3) January 18, 2000 (inception) to December 31, 2000.
(4) May 1, 2001 (inception) to December 31, 2001.

          Included in such brokerage commissions are the following amounts paid to DSTS, which served to reduce each Portfolio's out-of-pocket expenses as follows:

                                                                Commission Paid
                                                              through DSTS for the
                                                                  Period Ended       Reduction of    % of Total     % of Total
Portfolio Name                                                 December 31, 2001*     Expenses*     Commissions    Transactions
--------------------------------------------------------------------------------------------------------------------------------
Growth Portfolio                                                    $25,075            $18,811         0.78%           0.82%
Aggressive Growth Portfolio                                         $26,449            $19,842         0.61%           0.53%
Strategic Value Portfolio                                           $   260            $   195         0.58%           0.23%
Core Equity Portfolio**                                             $    95            $    71         0.26%           0.30%
Balanced Portfolio                                                  $24,610            $18,462         0.64%           0.60%
Growth and Income Portfolio                                         $   763            $   572         0.35%           0.25%
Worldwide Growth Portfolio                                          $15,224            $11,421         0.12%           0.14%
Global Life Sciences Portfolio                                      $   128            $    96         0.18%           0.06%

 * The difference between commissions paid through DSTS and expenses reduced constitute commissions paid to an unaffiliated clearing broker.
** Formerly, Equity Income Portfolio.
Note: Portfolios that did not execute trades with DSTS during the periods indicated are not included in the table.

                                                       Commission Paid                         Commission Paid
                                                     through DSTS for the                   through DSTS for the
                                                         Period Ended        Reduction          Period Ended         Reduction of
Portfolio Name                                        December 31, 2000*    of Expenses*     December 31, 1999*       Expenses*
---------------------------------------------------------------------------------------------------------------------------------
Growth Portfolio                                           $    --            $    --              $7,244               $5,433
Core Equity Portfolio**                                    $    37            $    28              $   --               $   --
Balanced Portfolio                                         $    --            $    --              $2,294               $1,721
Growth and Income Portfolio                                $   305            $   229              $   55               $   41
International Growth Portfolio                             $ 1,241            $   931              $   --               $   --
Worldwide Growth Portfolio                                 $16,745            $12,559              $   --               $   --

 * The difference between commissions paid through DSTS and expenses reduced constitute commissions paid to an unaffiliated clearing broker.
** Formerly, Equity Income Portfolio.
Note: Portfolios that did not execute trades with DSTS during the periods indicated are not included in the table.

          As of December 31, 2001, certain Portfolios owned securities of their regular broker-dealers (or parents), as shown below:

                                                                    Value of
                                            Name of                Securities
Portfolio Name                           Broker-Dealer                Owned
------------------------------------------------------------------------------
Growth Portfolio              Charles Schwab Corp.                 $50,788,335
Growth Portfolio              Goldman Sachs Group, Inc.            $26,823,764
Growth Portfolio              Merrill Lynch & Company, Inc.        $19,412,302
Aggressive Growth Portfolio   Charles Schwab Corp.                 $14,353,994
Aggressive Growth Portfolio   E*TRADE Group, Inc.                  $17,568,397
Capital Appreciation          Goldman Sachs Group, Inc.            $65,331,245
  Portfolio
Capital Appreciation          J.P. Morgan Chase & Co.              $14,083,808
  Portfolio
Capital Appreciation          Merrill Lynch & Company, Inc.        $27,326,985
  Portfolio
Strategic Value Portfolio     Lehman Brothers Holdings, Inc.       $   230,460
Core Equity Portfolio         J.P. Morgan Chase & Co.              $   193,745
Balanced Portfolio            Charles Schwab Corp.                 $10,416,193
Balanced Portfolio            J.P. Morgan Chase & Co.              $42,170,478
Balanced Portfolio            Salomon Smith Barney Holdings, Inc.  $17,974,688
Growth and Income Portfolio   Charles Schwab Corp.                 $ 1,206,521
Growth and Income Portfolio   Goldman Sachs Group, Inc.            $ 2,045,601
Growth and Income Portfolio   J.P. Morgan Chase & Co.              $ 2,629,014
Growth and Income Portfolio   Merrill Lynch & Company, Inc.        $ 2,026,088
Worldwide Growth Portfolio    Goldman Sachs Group, Inc.            $42,329,709

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


          The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.



          Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus
          Capital: Janus Investment Fund and Janus Adviser Series. Collectively, these three registered investment companies consist of 51 series or funds.



          The Portfolios' officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Investment Fund and Janus Adviser Series.


----------------------------------------------------------------------------------------------------------------------------------
                                                             TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           NUMBER OF PORTFOLIOS IN
NAME, AGE AND           POSITIONS HELD WITH                            PRINCIPAL OCCUPATIONS DURING THE    FUND COMPLEX OVERSEEN
ADDRESS                 PORTFOLIOS            LENGTH OF TIME SERVED    PAST FIVE YEARS                     BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
 Thomas H. Bailey*      President,            5/93-Present             President, Chairman and Chief       51
 100 Fillmore Street    Chairman                                       Executive Officer of Janus
 Denver, CO 80206       and Trustee                                    Capital; President and Director
 Age 64                                                                of Janus Foundation. Formerly,
                                                                       Director (1978-2002) of Janus
                                                                       Capital Corporation; and Director
                                                                       (1997-2001) of Janus
                                                                       Distributors Inc.
----------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen       Trustee               9/93-Present             Private Investor. Formerly (1997-   51
 100 Fillmore Street                                                   1998) Chief Financial
 Denver, CO 80206                                                      Officer - Boston Market Concepts,
 Age 58                                                                Boston Chicken, Inc., Golden, CO
                                                                       (a restaurant chain)
----------------------------------------------------------------------------------------------------------------------------------
 James T. Rothe         Trustee               1/97-Present             Distinguished Visiting Professor    51
 100 Fillmore Street                                                   of Business, Thunderbird (American
 Denver, CO 80206                                                      Graduate School of International
 Age 58                                                                Management), Phoenix, AZ, and
                                                                       Professor of Business, University
                                                                       of Colorado, Colorado Springs, CO.
                                                                       Formerly (1988-1999) Principal of
                                                                       Phillips-Smith Retail Group,
                                                                       Colorado Springs, CO (a venture
                                                                       capital firm)
----------------------------------------------------------------------------------------------------------------------------------
 William D. Stewart     Trustee               9/93-Present             Corporate Vice President and        51
 100 Fillmore Street                                                   General Manager of MKS
 Denver, CO 80206                                                      Instruments - HPS Products,
 Age 57                                                                Boulder, CO (a manufacturer of
                                                                       vacuum fittings and valves)
----------------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger    Trustee               9/93-Present             Consultant                          51
 100 Fillmore Street
 Denver, CO 80206
 Age 63
----------------------------------------------------------------------------------------------------------------------------------

----------------------  -----------------------
                               TRUSTEES
----------------------  -----------------------

NAME, AGE AND           OTHER DIRECTORSHIPS
ADDRESS                 HELD BY TRUSTEE
----------------------  -----------------------
INTERESTED TRUSTEE
-----------------------------------------------------------------------
 Thomas H. Bailey*      N/A
 100 Fillmore Street
 Denver, CO 80206
 Age 64
-----------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen       N/A
 100 Fillmore Street
 Denver, CO 80206
 Age 58
----------------------------------------------------------------------------------------------------------------------------------
 James T. Rothe         Director, Optika, Inc.;
 100 Fillmore Street    Director, NeoCore Corp.
 Denver, CO 80206
 Age 58
----------------------------------------------------------------------------------------------------------------------------------
 William D. Stewart     N/A
 100 Fillmore Street
 Denver, CO 80206
 Age 57
----------------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger    N/A
 100 Fillmore Street
 Denver, CO 80206
 Age 63
----------------------------------------------------------------------------------------------------------------------------------


* Mr. Bailey is an "interested person" of the Trust by virtue of his positions with Janus Capital.


                                    OFFICERS
NAME, AGE AND
ADDRESS                POSITIONS HELD WITH PORTFOLIOS       LENGTH OF TIME SERVED
----------------------------------------------------------------------------------
 Laurence J. Chang*    Executive Vice President and Co-     1/00-Present
 100 Fillmore Street   Portfolio Manager
 Denver, CO 80206      Worldwide Growth Portfolio
 Age 36
----------------------------------------------------------------------------------
 Jonathan D. Coleman*  Executive Vice President and         2/02-Present
 100 Fillmore Street   Portfolio Manager
 Denver, CO 80206      Aggressive Growth Portfolio
 Age 31
----------------------------------------------------------------------------------
 David J. Corkins*     Executive Vice President and         11/97-Present
 100 Fillmore Street   Portfolio Manager
 Denver, CO 80206      Growth and Income Portfolio
 Age 35
----------------------------------------------------------------------------------
 David C. Decker*      Executive Vice President and         12/99-Present
 100 Fillmore Street   Portfolio Manager
 Denver, CO 80206      Strategic Value Portfolio
 Age 35
----------------------------------------------------------------------------------
 Helen Young Hayes*    Executive Vice President and         3/94-Present
 100 Fillmore Street   Co-Portfolio Manager
 Denver, CO 80206      Worldwide Growth Portfolio and
 Age 39                International Growth Portfolio
----------------------------------------------------------------------------------
 C. Mike Lu*           Executive Vice President and         12/99-Present
 100 Fillmore Street   Portfolio Manager
 Denver, CO 80206      Global Technology Portfolio
 Age 32
----------------------------------------------------------------------------------
 Brent A. Lynn*        Executive Vice President and         1/01-Present
 100 Fillmore Street   Co-Portfolio Manager
 Denver, CO 80206      International Growth Portfolio
 Age 38
----------------------------------------------------------------------------------
 Thomas R. Malley*     Executive Vice President and         12/99-Present
 100 Fillmore Street   Portfolio Manager
 Denver, CO 80206      Global Life Sciences Portfolio
 Age 33
----------------------------------------------------------------------------------
 Karen L. Reidy*       Executive Vice President and         1/00-Present
 100 Fillmore Street   Portfolio Manager
 Denver, CO 80206      Balanced Portfolio and
 Age 34                Core Equity Portfolio
----------------------------------------------------------------------------------
 Blaine P. Rollins*    Executive Vice President and         1/00-Present
 100 Fillmore Street   Portfolio Manager
 Denver, CO 80206      Growth Portfolio
 Age 35
----------------------------------------------------------------------------------
 Scott W. Schoelzel*   Executive Vice President and         5/97-Present
 100 Fillmore Street   Portfolio Manager
 Denver, CO 80206      Capital Appreciation Portfolio
 Age 43
----------------------------------------------------------------------------------
 Ronald V. Speaker*    Executive Vice President and         5/93-Present
 100 Fillmore Street   Portfolio Manager
 Denver, CO 80206      Flexible Income Portfolio
 Age 37
----------------------------------------------------------------------------------


                                           OFFICERS
NAME, AGE AND
ADDRESS                PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
---------------------  --------------------------------------------------
 Laurence J. Chang*    Vice President of Janus Capital. Formerly, Analyst
 100 Fillmore Street   (1993-1998) for Janus Capital Corporation.
 Denver, CO 80206
 Age 36
----------------------------------------------------------------------------------
 Jonathan D. Coleman*  Vice President of Janus Capital. Formerly,
 100 Fillmore Street   Co-Portfolio Manager (1997-2000) for other Janus
 Denver, CO 80206      accounts and Analyst (1994-1997 and 2000-2002) for
 Age 31                Janus Capital Corporation.
----------------------------------------------------------------------------------
 David J. Corkins*     Vice President of Janus Capital. Formerly, Analyst
 100 Fillmore Street   (1995-1997) for Janus Capital Corporation.
 Denver, CO 80206
 Age 35
----------------------------------------------------------------------------------
 David C. Decker*      Vice President of Janus Capital.
 100 Fillmore Street
 Denver, CO 80206
 Age 35
----------------------------------------------------------------------------------
 Helen Young Hayes*    Vice President and Managing Director of
 100 Fillmore Street   Investments of Janus Capital. Formerly, Director
 Denver, CO 80206      (2000-2002) for Janus Capital Corporation.
 Age 39
----------------------------------------------------------------------------------
 C. Mike Lu*           Vice President of Janus Capital. Formerly, Analyst
 100 Fillmore Street   (1991-1998) for Janus Capital Corporation.
 Denver, CO 80206
 Age 32
----------------------------------------------------------------------------------
 Brent A. Lynn*        Vice President of Janus Capital. Formerly, Analyst
 100 Fillmore Street   (1991-2001) for Janus Capital Corporation.
 Denver, CO 80206
 Age 38
----------------------------------------------------------------------------------
 Thomas R. Malley*     Vice President of Janus Capital. Formerly, Analyst
 100 Fillmore Street   (1991-1998) for Janus Capital Corporation.
 Denver, CO 80206
 Age 33
----------------------------------------------------------------------------------
 Karen L. Reidy*       Vice President of Janus Capital. Formerly, Analyst
 100 Fillmore Street   (1995-1999) for Janus Capital Corporation.
 Denver, CO 80206
 Age 34
----------------------------------------------------------------------------------
 Blaine P. Rollins*    Vice President of Janus Capital.
 100 Fillmore Street
 Denver, CO 80206
 Age 35
----------------------------------------------------------------------------------
 Scott W. Schoelzel*   Vice President of Janus Capital.
 100 Fillmore Street
 Denver, CO 80206
 Age 43
----------------------------------------------------------------------------------
 Ronald V. Speaker*    Vice President of Janus Capital.
 100 Fillmore Street
 Denver, CO 80206
 Age 37
----------------------------------------------------------------------------------






 * "Interested person" of the Trust by virtue of positions with Janus Capital.


                                    OFFICERS
NAME, AGE AND
ADDRESS                POSITIONS HELD WITH PORTFOLIOS       LENGTH OF TIME SERVED
----------------------------------------------------------------------------------
 Jason P. Yee*         Executive Vice President and         3/01-Present
 100 Fillmore Street   Portfolio Manager
 Denver, CO 80206      Global Value Portfolio
 Age 32
----------------------------------------------------------------------------------
 Thomas A. Early*      Vice President and General Counsel   3/98-Present
 100 Fillmore Street
 Denver, CO 80206
 Age 47
----------------------------------------------------------------------------------
 Bonnie M. Howe*       Vice President                       12/99-Present
 100 Fillmore Street
 Denver, CO 80206
 Age 36
----------------------------------------------------------------------------------
 Kelley Abbott Howes*  Vice President and Secretary         12/99-Present
 100 Fillmore Street
 Denver, CO 80206
 Age 36
----------------------------------------------------------------------------------
 Glenn P. O'Flaherty*  Treasurer and Chief Accounting       1/96-Present
 100 Fillmore Street   Officer
 Denver, CO 80206
 Age 43
----------------------------------------------------------------------------------
 Loren M. Starr*       Vice President and Chief Financial   9/01-Present
 100 Fillmore Street   Officer
 Denver, CO 80206
 Age 40
----------------------------------------------------------------------------------
 Heidi J. Walter*      Vice President                       4/00-Present
 100 Fillmore Street
 Denver, CO 80206
 Age 34
----------------------------------------------------------------------------------


                                           OFFICERS
NAME, AGE AND
ADDRESS                PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
---------------------  --------------------------------------------------
 Jason P. Yee*         Vice President of Janus Capital. Formerly,
 100 Fillmore Street   Portfolio Manager and Managing Director
 Denver, CO 80206      (1996-2000) for Bee & Associates and Analyst
 Age 32                (2000-2001) for Janus Capital Corporation.
----------------------------------------------------------------------------------
 Thomas A. Early*      Vice President, General Counsel, Secretary and
 100 Fillmore Street   Interim Director of Janus Capital; Vice President,
 Denver, CO 80206      General Counsel and Secretary of Janus
 Age 47                Distributors; Vice President, General Counsel,
                       Secretary and Director of Janus Services, Janus
                       Capital International LLC, Janus Institutional
                       Services LLC, and Janus International Holding LLC;
                       Vice President, General Counsel and Director to
                       Janus International (Asia) Limited and Janus
                       International Limited; Vice President, General
                       Counsel and Secretary to the Janus Foundation;
                       and Director for Janus Capital Trust Manager
                       Limited and Janus World Funds. Formerly, Director
                       of Janus Distributors, Inc. (2001) and Executive
                       Vice President and General Counsel/Mutual Funds
                       (1994-1998) of Prudential Insurance Company.
----------------------------------------------------------------------------------
 Bonnie M. Howe*       Vice President and Assistant General Counsel to
 100 Fillmore Street   Janus Capital, Janus Distributors and Janus
 Denver, CO 80206      Services. Formerly, Assistant Vice President
 Age 36                (1997-1999) and Associate Counsel (1995-1999) for
                       Janus Capital Corporation and Assistant Vice
                       President (1998-2000) for Janus Service, Inc.
----------------------------------------------------------------------------------
 Kelley Abbott Howes*  Vice President, Assistant General Counsel and
 100 Fillmore Street   Interim Director of Janus Capital; Vice President
 Denver, CO 80206      and Assistant General Counsel to Janus
 Age 36                Distributors and Janus Services. Formerly,
                       Assistant Vice President (1997-1999) of Janus
                       Capital Corporation; Chief Compliance Officer,
                       Director and President (1997-1999) of Janus
                       Distributors, Inc.; and Assistant Vice President
                       (1998-2000) of Janus Service, Inc.
----------------------------------------------------------------------------------
 Glenn P. O'Flaherty*  Vice President of Janus Capital. Formerly,
 100 Fillmore Street   Director of Fund Accounting (1991-1997) of Janus
 Denver, CO 80206      Capital Corporation.
 Age 43
----------------------------------------------------------------------------------
 Loren M. Starr*       Vice President of Finance, Treasurer, Chief
 100 Fillmore Street   Financial Officer and Interim Director of Janus
 Denver, CO 80206      Capital; Vice President of Finance, Treasurer
 Age 40                and Chief Financial Officer of Janus Services
                       and Janus International Limited; Vice President of
                       Finance, Treasurer, Chief Financial Officer and
                       Director of Janus Distributors, Janus Capital
                       International LLC, Janus Institutional Services
                       LLC and Janus International Holding LLC; and
                       Director of Janus Capital Trust Manager Limited
                       and Janus World Funds. Formerly, Managing
                       Director, Treasurer and Head of Corporate Finance
                       and Reporting (1998-2001) for Putnam Investments;
                       and Senior Vice President of Financial Planning
                       and Analysis (1996-1998) for Lehman Brothers, Inc.
----------------------------------------------------------------------------------
 Heidi J. Walter*      Vice President and Assistant General Counsel to
 100 Fillmore Street   Janus Capital and Janus Services. Formerly, Vice
 Denver, CO 80206      President and Senior Legal Counsel (1995-1999) for
 Age 34                Stein Roe & Farnham, Inc.
----------------------------------------------------------------------------------






 * "Interested person" of the Trust by virtue of positions with Janus Capital.

          The Trustees are responsible for major decisions relating to each Portfolio's objective, policies and techniques. The Trustees also supervise the operation of the Portfolios by their officers and review the investment decisions of the officers although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has five standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Money Market Committee, Nominating and Governance Committee and Pricing Committee. Information about each of these committees is provided in the following table:

--------------------------------------------------------------------------------------------------------------

                                    FUNCTIONS                               MEMBERS
--------------------------------------------------------------------------------------------------------------
 AUDIT COMMITTEE                    Reviews the financial reporting         Martin H. Waldinger (Chairman)
                                    process, the system of internal         William D. Stewart
                                    control, the audit process, and the     Dennis B. Mullen
                                    Trusts' process for monitoring
                                    compliance with investment
                                    restrictions and applicable laws and
                                    the Trusts' Code of Ethics.
--------------------------------------------------------------------------------------------------------------
 BROKERAGE COMMITTEE                Reviews and makes recommendations       James T. Rothe (Chairman)
                                    regarding matters related to the        William D. Stewart
                                    Trusts' use of brokerage commissions    Dennis B. Mullen
                                    and placement of portfolio
                                    transactions.
--------------------------------------------------------------------------------------------------------------
 MONEY MARKET COMMITTEE             Reviews various matters related to the  William D. Stewart (Chairman)
                                    operations of the Janus Money Market    Dennis B. Mullen
                                    Funds, including compliance with each   James T. Rothe
                                    Trust's Money Market Fund Procedures.
--------------------------------------------------------------------------------------------------------------
 NOMINATING AND GOVERNANCE          Identifies and recommends individuals   Dennis B. Mullen (Chairman)
 COMMITTEE                          for Trustee membership, consults with   William D. Stewart
                                    Management in planning Trustee          Martin H. Waldinger
                                    meetings, and oversees the
                                    administration of, and ensures the
                                    compliance with, the Governance
                                    Procedures and Guidelines adopted by
                                    the Trusts.
--------------------------------------------------------------------------------------------------------------
 PRICING COMMITTEE                  Determines the fair value of            William D. Stewart (Chairman)
                                    restricted securities and other         Dennis B. Mullen
                                    securities for which market quotations  James T. Rothe
                                    are not readily available, pursuant to
                                    procedures adopted by the Trustees.
--------------------------------------------------------------------------------------------------------------

----------------------------------  -----------------------------------
                                    NUMBER OF MEETINGS HELD DURING LAST
                                    FISCAL YEAR
----------------------------------  -----------------------------------
 AUDIT COMMITTEE                    4
--------------------------------------------------------------------------------------------------------------
 BROKERAGE COMMITTEE                5
--------------------------------------------------------------------------------------------------------------
 MONEY MARKET COMMITTEE             4
--------------------------------------------------------------------------------------------------------------
 NOMINATING AND GOVERNANCE          5
 COMMITTEE
--------------------------------------------------------------------------------------------------------------
 PRICING COMMITTEE                  15
--------------------------------------------------------------------------------------------------------------

          The table below gives the dollar range of shares of each Portfolio described in this SAI, as well as the aggregate dollar range of shares of all funds advised and sponsored by Janus Capital (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2001.

-----------------------------------------------------------------------------------------
                            DOLLAR RANGE OF EQUITY
NAME OF TRUSTEE             SECURITIES IN THE PORTFOLIOS
-----------------------------------------------------------------------------------------
INTERESTED TRUSTEE
-----------------------------------------------------------------------------------------
 THOMAS H. BAILEY           None
-----------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------
 DENNIS B. MULLEN           None
-----------------------------------------------------------------------------------------
 JAMES T. ROTHE             None
-----------------------------------------------------------------------------------------
 WILLIAM D. STEWART         None
-----------------------------------------------------------------------------------------
 MARTIN H. WALDINGER        None
-----------------------------------------------------------------------------------------

--------------------------  -------------------------------------------------------------
                            AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED
NAME OF TRUSTEE             INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN JANUS FUNDS
--------------------------  -------------------------------------------------------------
INTERESTED TRUSTEE
-----------------------------------------------------------------------------------------
 THOMAS H. BAILEY           Over $100,000
-----------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------
 DENNIS B. MULLEN           Over $100,000
-----------------------------------------------------------------------------------------
 JAMES T. ROTHE             Over $100,000
-----------------------------------------------------------------------------------------
 WILLIAM D. STEWART         Over $100,000
-----------------------------------------------------------------------------------------
 MARTIN H. WALDINGER        Over $100,000
-----------------------------------------------------------------------------------------


          As of December 31, 2001, none of the Trustees or their immediate family members owned shares of Janus Capital, Janus Distributors or their control persons.


          The following table shows the aggregate compensation earned by and paid to each Trustee by the Portfolios described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Portfolios or the Janus Funds.

                                                              Aggregate Compensation        Total Compensation
                                                              from the Portfolios for    from the Janus Funds for
                                                                 fiscal year ended          calendar year ended
Name of Person, Position                                         December 31, 2001         December 31, 2001***
------------------------------------------------------------------------------------------------------------------
Thomas H. Bailey, Chairman and Trustee*                               $     0                    $      0
William D. Stewart, Trustee**                                         $21,597                    $185,000
Dennis B. Mullen, Trustee**                                           $20,784                    $185,000
Martin H. Waldinger, Trustee**                                        $21,933                    $185,000
James T. Rothe, Trustee**                                             $20,559                    $185,000

  * Mr. Bailey is an interested person of the Portfolios and Janus Capital and is compensated by Janus Capital.
 ** Independent Trustee.
*** As of December 31, 2001, Janus Funds consisted of three registered investment companies comprised of a total of 51 funds.

SHARES OF THE TRUST
--------------------------------------------------------------------------------

NET ASSET VALUE DETERMINATION

          As stated in the Portfolios' Prospectus, the net asset value ("NAV") of the Shares of each Portfolio is determined once each day on which the NYSE is open, at the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The NAV of the Shares of each Portfolio is not determined on days the NYSE is closed. The per Share NAV of the Shares of each Portfolio is determined by dividing the total value of a Portfolio's securities and other assets, less liabilities, attributable to the Shares of a Portfolio, by the total number of Shares outstanding. In determining NAV, securities listed on an Exchange, the Nasdaq National Market and foreign markets are generally valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Portfolios are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Portfolios and approved by the Trustees and are based upon last trade or closing sales prices or a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter market are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Each Portfolio will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which market quotations are not readily available are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees (the "Valuation Procedures").

          Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Portfolio's NAV is not calculated. A Portfolio calculates its NAV per Share, and therefore effects sales, redemptions and repurchases of its Shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the exchange or market on which that security is traded, and before the Portfolio calculates its NAV per Share, then that security may be valued in good faith under the Valuation Procedures.

PURCHASES

          Shares of the Portfolios can be purchased only by (i) the separate accounts of participating insurance companies for the purpose of funding variable insurance contracts and (ii) qualified retirement plans. Participating insurance companies and certain designated organizations are authorized to receive purchase orders on the Portfolios' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Portfolio when authorized organizations, their agents or affiliates receive the order. The Portfolios are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Shares of the Portfolios are purchased at the NAV per Share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received and accepted by a

          Portfolio or its authorized agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the NYSE as described above in "Net Asset Value Determination." The prospectus for your insurance company's separate account or your plan documents contain detailed information about investing in the different Portfolios.

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

          Under a distribution and shareholder servicing plan ("Plan") adopted in accordance with Rule 12b-1 under the 1940 Act, the Shares may pay Janus Distributors, the Trust's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of a Portfolio. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and shareholder servicing performed by such service providers. The Plan is a compensation type plan and permits the payment at an annual rate of up to 0.25% of the average daily net assets of the Shares of a Portfolio for recordkeeping and administrative services as well as activities which are primarily intended to result in sales of the Shares, including but not limited to preparing, printing and distributing prospectuses, Statements of Additional Information, shareholder reports, and educational materials to prospective and existing contract owners and plan participants; responding to inquiries by contract owners and plan participants; receiving and answering correspondence; contract owner and participant level recordkeeping and administrative services; and similar activities. On December 14, 1999, Trustees unanimously approved the Plan which became effective on that date. The Plan and any Rule 12b-1 related agreement that is entered into by the Portfolios or Janus Distributors in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any related agreements ("12b-1 Trustees"). All material amendments to the Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, the Plan may be terminated at any time, without penalty, by vote of a majority of the outstanding Shares of a Portfolio or by vote of a majority of 12b-1 Trustees.

          For the year ended December 31, 2001, the total amounts paid by the Shares to Janus Distributors (substantially all of which Janus Distributors paid out as compensation to broker-dealers and other service providers) under the 12b-1 plan are summarized below:

Portfolio Name                                                12b-1 Distribution Fees
-------------------------------------------------------------------------------------
Growth Portfolio - Service Shares                                   $  400,499
Aggressive Growth Portfolio - Service Shares                        $  367,211
Capital Appreciation Portfolio - Service Shares                     $1,285,010
Strategic Value Portfolio - Service Shares                          $   19,990
Core Equity Portfolio - Service Shares(1)                           $    1,530
Balanced Portfolio - Service Shares                                 $  272,088
Growth and Income Portfolio - Service Shares                        $  184,263
International Growth Portfolio - Service Shares                     $1,305,002
Worldwide Growth Portfolio - Service Shares                         $  298,574
Global Life Sciences Portfolio - Service Shares                     $   95,322
Global Technology Portfolio - Service Shares                        $  768,055
Global Value Portfolio - Service Shares                             $    3,267
Flexible Income Portfolio - Service Shares                          $    3,631

(1) Formerly, Equity Income Portfolio.

REDEMPTIONS

          Redemptions, like purchases, may only be effected through the separate accounts of participating insurance companies or qualified retirement plans. Certain designated organizations are authorized to receive redemption orders on the Portfolios' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Portfolio when authorized organizations, their agents or affiliates receive the order. The Portfolios are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Shares normally will be redeemed for cash, although each Portfolio retains the right to redeem some or all of its Shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Portfolios are governed by Rule 18f-1 under the 1940 Act, which requires each Portfolio to sell shares solely in cash up to the lesser of $250,000 or 1% of the NAV of that Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Portfolio will have the option of selling the excess in cash or in kind. If shares are sold in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Shares of the Trust - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.

          The right to require the Portfolios to sell their Shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX STATUS
--------------------------------------------------------------------------------

          It is a policy of the Shares of the Portfolios to make distributions of substantially all of their respective investment income and any net realized capital gains. The Portfolios intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code ("Code"). In addition, each Portfolio intends to comply with the diversification requirements of Code Section 817(h) related to the tax-deferred status of insurance company separate accounts.

          All income dividends and capital gains distributions, if any, on a Portfolio's Shares are reinvested automatically in additional Shares of that Portfolio at the NAV determined on the first business day following the record date.

          The Portfolios may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the IRS. In order to avoid taxes and interest that must be paid by the Portfolios if these instruments appreciate in value, the Portfolios may make various elections permitted by the tax laws. However, these elections could require that the Portfolios recognize taxable income, which in turn must be distributed.

          Some foreign securities purchased by the Portfolios may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, the Portfolios that qualify under Section 853 of the Code may elect to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to each Portfolio which will reduce its investment company taxable income.

          Because Shares of the Portfolios can only be purchased through variable insurance contracts or qualified plans, it is anticipated that any income dividends or capital gains distributions will be exempt from current taxation if left to accumulate within such plans. See the prospectus for the separate account of the related insurance company or the plan documents for additional information.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------


          The officers and Trustees of the Portfolios cannot directly own Shares of the Portfolios without purchasing an insurance contract through one of the participating insurance companies or through a qualified plan. As a result, such officers and Trustees as a group own less than 1% of the outstanding Shares of each Portfolio. As of April 2, 2002, all of the outstanding Shares of the Portfolios were owned by certain insurance company separate accounts or qualified plans. As of April 2, 2002, 97.30% of the outstanding Shares of Global Value Portfolio were owned by Janus Capital, which provided seed capital for the Portfolio. The percentage ownership of each separate account or plan owning 5% or more of the Shares of any Portfolio is as follows:





          Allmerica Financial Life Insurance Company, Separate Accounts S-310, 440 Lincoln Street, Worcester, MA 01653-0002, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Growth Portfolio                                                 38.63%
Growth and Income Portfolio                                      81.73%



          GE Life and Annuity Assurance Company, 6610 W. Broad Street, Richmond, VA 23230-1702, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Growth Portfolio                                                  9.45%
Aggressive Growth Portfolio                                       8.41%
Balanced Portfolio                                               29.24%
Worldwide Growth Portfolio                                       14.54%
Global Life Sciences Portfolio                                   63.23%
Global Technology Portfolio                                       8.76%



          Guardian Insurance and Annuity Company, Inc., S/A F VA-461, FBO Flexible Income, 3900 Burgess Place, Bethlehem, PA 18017-9097, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Flexible Income                                                  65.83%



          Hartford Life and Annuity Company, Separate Account ICMG, P.O. Box 2999, Wing A3, Hartford, CT 06104-2999, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Balanced Portfolio                                                9.10%
Flexible Income Portfolio                                        19.02%



          IDS Life Insurance Company, 1497 AXP Financial Center, Minneapolis, MN 55474-0001, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Aggressive Growth Portfolio                                      23.77%
International Growth Portfolio                                   14.35%
Global Technology Portfolio                                      10.93%



          Integrity Life Insurance Company, 515 W. Market Street, Louisville, KY 40202-3333, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Strategic Value Portfolio                                        33.76%
Core Equity Portfolio                                           100.00%

          John Hancock Variable Life Insurance Company, 101 Huntington Avenue, Boston, MA 02199-7603, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Worldwide Growth Portfolio                                       6.81%



          Lincoln National Life, Separate Account 70, 1300 S. Clinton Street, Fort Wayne, IN 46802-3518, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Growth Portfolio                                                 23.01%



          Minnesota Life Insurance Company, 400 N. Robert Street, St. Paul, MN 55101, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Capital Appreciation Portfolio                                   7.96%
International Growth Portfolio                                   5.88%



          MONY Life Insurance Company, MONY America Variable Account A, 1740 Broadway, Suite 635, New York, NY 10019-4315, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Flexible Income Portfolio                                        6.54%



          Nationwide Insurance Company, C/O IPO Portfolio Accounting, P.O. Box 182029, Columbus, OH 43218-2029, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Capital Appreciation Portfolio                                   83.32%
International Growth Portfolio                                   54.98%
Global Technology Portfolio                                      65.65%



          Ohio National Life Insurance Company, P.O. Box 237, Cincinnati, OH 45201-0237, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Growth Portfolio                                                 14.04%
Balanced Portfolio                                               30.15%
Worldwide Growth Portfolio                                       16.31%



          PFL Life Insurance Company, 4333 Edgewood Road, NE, Cedar Rapids, IA 52499-0001, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Strategic Value Portfolio                                        48.70%
Worldwide Growth Portfolio                                        7.22%



          Principal Life Insurance Company, 711 High Street, Des Moines, IA 50392-1520, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Aggressive Growth Portfolio                                      7.10%

          Travelers Life and Annuity Company, 1 Tower Square, Hartford, CT 06183-0001, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Aggressive Growth Portfolio                                      23.33%
Strategic Value Portfolio                                         9.00%
Balanced Portfolio                                               21.21%
Growth and Income Portfolio                                      16.29%
International Growth Portfolio                                    5.15%
Worldwide Growth Portfolio                                       28.03%
Global Life Sciences Portfolio                                   36.69%
Global Technology Portfolio                                       6.34%



          No qualified plan owned 10% or more of the shares of the Trust as a whole.


          The Shares held by the separate accounts of each insurance company, including Shares for which no voting instructions have been received, will be voted by each insurance company in proportion to instructions received from contract owners.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------

          Each Portfolio is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware business trust on May 20, 1993. As of the date of this SAI, the Trust consists of fourteen series of shares, known as "Portfolios," three of which offer three classes of shares, ten of which offer two classes of shares and one of which offers one class of shares.

SHARES OF THE TRUST

          The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each Portfolio are fully paid and nonassessable when issued. Shares of a Portfolio participate equally in dividends and other distributions by the shares of such Portfolio, and in residual assets of that Portfolio in the event of liquidation. Shares of each Portfolio have no preemptive, conversion or subscription rights.

          The Portfolios discussed in this SAI each offer one to three classes of shares. The Shares discussed in this SAI are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. The second class of shares, Institutional Shares, is offered only in connection with investments in and payments under variable insurance contracts as well as other qualified retirement plans. The third class of shares, Service II Shares, is offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants and includes a redemption fee. The redemption fee may be imposed on interests in separate accounts or plans held 60 days or less.

SHAREHOLDER MEETINGS

          The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called for a specific Portfolio or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by each Portfolio or class only if a matter affects or requires the vote of only that Portfolio or class or that Portfolio's or class' interest in the matter differs from the interest of other Portfolios of the Trust. A shareholder is entitled to one vote for each Share owned.

VOTING RIGHTS

          A participating insurance company issuing a variable insurance contract will vote shares in the separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations, a participating insurance company is required to request voting instructions from policy owners and must vote shares in the separate account, including shares for which no instructions have been received, in proportion to the voting instructions received. Additional information may be found in the participating insurance company's separate account prospectus.

          The Trustees are responsible for major decisions relating to each Portfolio's policies and objectives; the Trustees oversee the operation of each Portfolio by its officers and review the investment decisions of the officers.

          The present Trustees were elected by the initial trustee of the Trust on May 25, 1993, and were approved by the initial shareholder on May 25, 1993, with the exception of Mr. Rothe who was appointed by the Trustees as of January 1, 1997. Under the Trust Instrument, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, bankruptcy, incapacity or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Portfolio, to amend the Trust Instrument, to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Trust Instrument, the Trust's Bylaws or the Trustees.

          As mentioned above in "Shareholder Meetings," each share of each portfolio of the Trust has one vote (and fractional votes for fractional shares). Shares of all portfolios of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

INDEPENDENT ACCOUNTANTS

          PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, independent accountants for the Portfolios, audit the Portfolios' annual financial statements and prepare their tax returns.

REGISTRATION STATEMENT

          The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Portfolios or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

          Quotations of average annual total return for the Shares of a Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Shares of such Portfolio over periods of 1, 5, and 10 years (up to the life of the Portfolio). These are the annual total rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula: P(1 + T)(n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of expenses of the Shares of a Portfolio on an annual basis, and assume that all dividends and distributions are reinvested when paid.

          The average annual total return of the Shares of each Portfolio, computed as of December 31, 2001, is shown in the table below.

          The Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares of these Portfolios reflect the historical performance of a different class of shares (the Institutional Shares) prior to December 31, 1999, restated based on the Service Shares' estimated fees and expenses (ignoring any fee and expense limitations).


                                                                                           Average Annual Total Return
                                                                Date         Number       ------------------------------
                                                              Available     of Months       One       Five      Life of
Portfolio Name                                                for Sale     in Lifetime     Year      Years     Portfolio
------------------------------------------------------------------------------------------------------------------------
Growth Portfolio - Service Shares                             9/13/1993       99.5        (24.90%)    8.75%       11.49%
Aggressive Growth Portfolio - Service Shares                  9/13/1993       99.5        (39.59%)    6.79%       12.22%
Capital Appreciation Portfolio - Service Shares                5/1/1997         56        (21.83%)      N/A       17.28%
Strategic Value Portfolio - Service Shares                     5/1/2000         20         (8.38%)      N/A       (4.88%)
Core Equity Portfolio - Service Shares(1)                      5/1/1997         56        (12.04%)      N/A       18.67%
Balanced Portfolio - Service Shares                           9/13/1993       99.5         (4.90%)   14.08%       14.31%
Growth and Income Portfolio - Service Shares                   5/1/1998         44        (13.58%)      N/A       12.44%
International Growth Portfolio - Service Shares                5/2/1994         92        (23.43%)    9.78%       13.47%
Worldwide Growth Portfolio - Service Shares                   9/13/1993       99.5        (22.62%)   10.77%       15.43%
Global Life Sciences Portfolio - Service Shares               1/18/2000       23.5        (16.76%)      N/A      (12.23%)
Global Technology Portfolio - Service Shares                  1/18/2000       23.5        (37.31%)      N/A      (36.41%)
Global Value Portfolio - Service Shares                        5/1/2001          8            N/A       N/A        4.97%(2)
Flexible Income Portfolio - Service Shares                    9/13/1993       99.5          7.49%     6.98%        7.97%


(1) Formerly, Equity Income Portfolio.
(2) Cumulative total return from May 1, 2001 (inception) to December 31, 2001.

          Yield quotations for a Portfolio's Shares are based on the investment income per Share earned during a particular 30-day period (including dividends, if any, and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the net asset value per share on the last day of the period, according to the following formula:

                              YIELD = 2[(a - b + 1)(6) - 1]
                                         -----
                                          cd

          where a = dividend and interest income
                b = expenses accrued for the period (net of reimbursements) c = average daily number of shares outstanding during the period that were entitled to receive dividends
                d = maximum net asset value per share on the last day of the period

          The yield for the 30-day period ending December 31, 2001, for the Shares of Flexible Income Portfolio is 5.35%.

          From time to time in advertisements or sales material, the Portfolios may discuss their performance ratings or other information as published by recognized mutual fund statistical rating services, including, but not limited to, Lipper Analytical Services, Inc. ("Lipper"), Ibbotson Associates, Micropal or Morningstar, Inc. ("Morningstar"), or by publications of general interest such as Forbes, Money, The Wall Street Journal, Mutual Funds Magazine, Kiplinger's or Smart Money. The Portfolios may also compare their performance to that of other selected mutual funds (for example, peer groups created by Lipper or Morningstar), mutual fund averages or recognized stock market indicators, including, but not limited to, the Standard & Poor's 500 Composite Stock Price Index, the Lehman Brothers Government/Credit Index and the Nasdaq composite. In addition, the Portfolios may compare their total return or yield to the yield on U.S. Treasury obligations and to the percentage change in the Consumer Price Index. Worldwide Growth Portfolio and International Growth Portfolio may also compare their performance to the record of global market indicators, such as the Morgan Stanley Capital International World Index or Morgan Stanley Capital International Europe, Australasia, Far East Index (EAFE(R) Index). Such performance ratings or comparisons may be made with funds that may have different investment restrictions, objectives, policies or techniques than the Portfolios and such other funds or market indicators may be comprised of securities that differ significantly from the Portfolios' investments.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT



          The following audited financial statements for the period ended December 31, 2001 are hereby incorporated into this SAI by reference to the Portfolios' Annual Report dated December 31, 2001:





          Schedules of Investments as of December 31, 2001

          Statements of Assets and Liabilities as of December 31, 2001

          Statements of Operations for the period ended December 31, 2001

          Statements of Changes in Net Assets for the period ended December 31, 2001

          Financial Highlights for each of the periods indicated

          Notes to Financial Statements

          Report of Independent Accountants

          The portions of the Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------

EXPLANATION OF RATING CATEGORIES

          The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES

                BOND RATING                  EXPLANATION
                -----------------------------------------------------------------------------------------
                Investment Grade
                AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
                AA.......................... High quality; very strong capacity to pay principal and interest.
                A........................... Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
                BBB......................... Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
                Non-Investment Grade
                BB, B, CCC, CC, C........... Predominantly speculative with respect to the issuer's capacity to meet required interest and principal payments.
                                             BB -- lowest degree of speculation; C -- the highest degree of speculation. Quality and protective characteristics
                                             outweighed by large uncertainties or major risk exposure to adverse conditions.
                D........................... In default.

MOODY'S INVESTORS SERVICE, INC.

                BOND RATING                  EXPLANATION
                -----------------------------------------------------------------------------------------
                Investment Grade
                Aaa......................... Highest quality, smallest degree of investment risk.
                Aa.......................... High quality; together with Aaa bonds, they compose the high-grade bond group.
                A........................... Upper-medium grade obligations; many favorable investment attributes.
                Baa......................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
                Non-Investment Grade
                Ba.......................... More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
                B........................... Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
                Caa......................... Poor standing, may be in default; elements of danger with respect to principal or interest payments.
                Ca.......................... Speculative in a high degree; could be in default or have other marked shortcomings.
                C........................... Lowest-rated; extremely poor prospects of ever attaining investment standing.

          Unrated securities will be treated as noninvestment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

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                                        Denver, CO
                                        80206-4928
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110-22-700 5/02

                                                May 1, 2002

                                                International Growth Portfolio
                                                Worldwide Growth Portfolio
                                                Global Technology Portfolio

                               JANUS ASPEN SERIES
                               SERVICE II SHARES

                      Statement of Additional Information


     This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectuses for the Service II Shares (the "Shares") of the Portfolios listed above, each of which is a separate series of Janus Aspen Series, a Delaware business trust. Each of these series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Each Portfolio is managed separately by Janus Capital Management LLC ("Janus Capital").


     The Shares of the Portfolios may be purchased only by separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts (collectively, "variable insurance contracts") and by certain qualified retirement plans. Each portfolio also offers two additional classes of shares to certain qualified plans or separate accounts of insurance companies.

     This SAI is not a Prospectus and should be read in conjunction with the Portfolios' Prospectus dated May 1, 2002, which is incorporated by reference into this SAI and may be obtained from your insurance company or plan sponsor. This SAI contains additional and more detailed information about the Portfolios' operations and activities than the Prospectuses. The Annual and Semiannual Reports, which contain important financial information about the Portfolios, are incorporated by reference into this SAI and are also available, without charge from your insurance company or plan sponsor.

    [JANUS LOGO]

TABLE OF CONTENTS
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                Classification, Portfolio Turnover, Investment Policies and
                Restrictions, and Investment Strategies and Risks...........    2
                Investment Adviser..........................................   22
                Custodian, Transfer Agent and Certain Affiliations..........   25
                Portfolio Transactions and Brokerage........................   26
                Trustees and Officers.......................................   29
                Shares of the Trust.........................................   34
                   Net Asset Value Determination............................   34
                   Purchases................................................   34
                   Distribution and Shareholder Servicing Plan..............   35
                   Redemptions..............................................   35
                Income Dividends, Capital Gains
                Distributions and Tax Status................................   37
                Principal Shareholders......................................   38
                Miscellaneous Information...................................   39
                   Shares of the Trust......................................   39
                   Shareholder Meetings.....................................   39
                   Voting Rights............................................   39
                   Independent Accountants..................................   40
                   Registration Statement...................................   40
                Performance Information.....................................   41
                Financial Statements........................................   42
                Appendix A..................................................   43
                   Explanation of Rating Categories.........................   43

CLASSIFICATION, PORTFOLIO TURNOVER, INVESTMENT POLICIES AND RESTRICTIONS, AND INVESTMENT STRATEGIES AND RISKS

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CLASSIFICATION

          Each Portfolio is a series of the Trust, an open-end, management investment company. The Investment Company Act of 1940 ("1940 Act") classifies mutual funds as either diversified or nondiversified. Global Technology Portfolio intends to operate in a nondiversified manner. Global Technology Portfolio may at times, however, operate in a diversified manner if market conditions warrant. The Portfolio will be operated in a manner consistent with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code"). International Growth Portfolio and Worldwide Growth Portfolio are diversified funds.


PORTFOLIO TURNOVER



          The Prospectuses include a discussion of portfolio turnover policies. Portfolio turnover is calculated by dividing total purchases or sales, whichever is less, by the average monthly value of a Portfolio's securities. The following table summarizes the portfolio turnover rates for the fiscal periods indicated. The information below is for fiscal periods ended December 31.



Portfolio Name                                                  2001    2000
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International Growth Portfolio..............................    65%     67%
Worldwide Growth Portfolio..................................    82%     66%
Global Technology Portfolio.................................    91%     34%


INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL PORTFOLIOS

          The Portfolios are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or a particular Portfolio or particular class of shares if a matter affects just that Portfolio or that class of shares), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Portfolio or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Portfolios. Each of these policies applies to all of the Portfolios, except policy (1), which applies only to the Portfolios specifically listed in that policy.

          (1) With respect to 75% of its total assets, International Growth Portfolio and Worldwide Growth Portfolio may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities, and other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Portfolio's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.

          Each Portfolio may not:

          (2) Invest 25% or more of the value of their respective total assets in any particular industry (other than U.S. government securities).

          (3) Invest directly in real estate or interests in real estate; however, the Portfolios may own debt or equity securities issued by companies engaged in those businesses.

          (4) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Portfolios from purchasing or selling foreign currencies, options, futures, swaps, forward contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

          (5) Lend any security or make any other loan if, as a result, more than 33 1/3% of a Portfolio's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities or loans, including assignments and participation interests).

          (6) Act as an underwriter of securities issued by others, except to the extent that a Portfolio may be deemed an underwriter in connection with the disposition of its portfolio securities.

          (7) Borrow money except that the Portfolios may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Portfolio's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps or forward transactions. The Portfolios may not issue "senior securities" in contravention of the 1940 Act.

          As a fundamental policy, each Portfolio may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as such Portfolio.

          The Trustees have adopted additional investment restrictions for the Portfolios. These restrictions are operating policies of the Portfolios and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:

          (a) A Portfolio will not (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission ("CFTC") regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of a Portfolio's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures contracts if the aggregate amount of such Portfolio's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

          (b) The Portfolios may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor ("short sales against the box"). In addition, the Portfolios may engage in "naked" short sales, which involve selling a security that a Portfolio borrows and does not own. The total market value of all of a Portfolio's naked short sale positions will not exceed 8% of its assets. Transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

          (c) The Portfolios do not currently intend to purchase securities on margin, except that the Portfolios may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

          (d) A Portfolio may not mortgage or pledge any securities owned or held by such Portfolio in amounts that exceed, in the aggregate, 15% of that Portfolio's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

          (e) The Portfolios do not currently intend to purchase any security or enter into a repurchase agreement, if as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Portfolios' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

          (f) The Portfolios may not invest in companies for the purpose of exercising control of management.

          Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each of the Portfolios may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above limits. A Portfolio will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Portfolio will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional borrowing costs.

          For purposes of the Portfolios' restriction on investing in a particular industry, the Portfolios will rely primarily on industry classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. classifications are so broad that the primary economic characteristics in a single class are materially different, the Portfolios may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT STRATEGIES AND RISKS

Cash Position

          As discussed in the Prospectus, a Portfolio's cash position may temporarily increase under various circumstances. Securities that the Portfolios may invest in as a means of receiving a return on idle cash include commercial paper, certificates of deposit, repurchase agreements or other short-term debt obligations. The Portfolios may also invest in money market funds, including funds managed by Janus Capital. (See "Investment Company Securities").

Illiquid Investments

          Each Portfolio may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper and municipal lease obligations purchased by the Portfolios. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: (1) the frequency of trades and quoted prices for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. In the case of commercial paper, Janus

          Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be a restricted security subject to these procedures.

          If illiquid securities exceed 15% of a Portfolio's net assets after the time of purchase the Portfolio will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, a portfolio manager may not be able to dispose of them in a timely manner. As a result, a Portfolio may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of a Portfolio to decline.

          Each of the Portfolios may invest up to 5% of its total assets in venture capital investments, although no more than 0.5% of its total assets will be invested in any one venture capital company. Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The Portfolios may not be able to sell such investments when a portfolio manager deems it appropriate to do so due to restrictions on their sale. In addition, the Portfolios may be forced to sell their venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the Portfolios may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in a Portfolio's NAV.

Securities Lending

          Under procedures adopted by the Trustees, the Portfolios may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolios may seek to earn additional income through securities lending. Since there is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially, securities lending will only be made to parties that Janus Capital deems creditworthy and in good standing. In addition, such loans will only be made if Janus Capital believes the benefit from granting such loans justifies the risk. The Portfolios will not have the right to vote on securities while they are being lent, but they will generally call a loan in anticipation of any important vote. All loans will be continuously secured by collateral which consists of cash, U.S. government securities, letters of credit and such other collateral permitted by the SEC. Cash collateral may be invested in money market funds advised by Janus to the extent consistent with exemptive relief obtained from the SEC.

Short Sales

          Each Portfolio may engage in "short sales against the box." This technique involves selling either a security that a Portfolio owns, or a security equivalent in kind and amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. A Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Portfolio loses the opportunity to participate in the gain.

          The Portfolios may also engage in "naked" short sales. In a naked short sale transaction, a Portfolio sells a security it does not own to a purchaser at a specified price. To complete a naked short sale, a Portfolio must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. A Portfolio will engage in naked short sales when its portfolio manager anticipates that the security's market purchase price will be less than its borrowing price. Naked short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, naked short sales carry risks of loss if the value of a security sold short increases prior to the scheduled delivery date and a Portfolio must pay more for the security than it has received from the purchaser in the short sale. The total market value of all of a Portfolio's naked short sale positions will not exceed 8% of its assets.

Zero Coupon, Step Coupon and Pay-In-Kind Securities

          Each Portfolio may invest up to 10% of its assets in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

          Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Code, a Portfolio must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Portfolio will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Portfolio may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Portfolio might obtain such cash from selling other portfolio holdings which might cause that Portfolio to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Portfolio expenses could be allocated and to reduce the rate of return for that Portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Portfolio to sell the securities at the time.

          Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Pass-Through Securities

          The Portfolios may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Portfolios. The most common type of pass-through securities are mortgage-backed securities. Ginnie Mae Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Portfolio will generally purchase "modified pass-through" Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. government.

          Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

          Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

          Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Portfolios), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A portfolio manager will consider estimated prepayment rates in calculating the average-weighted maturity of a Portfolio. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Portfolio might be converted to cash and that Portfolio will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Portfolio's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

          Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

Investment Company Securities

          From time to time, the Portfolios may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act. The Portfolios may invest in securities of money market funds managed by Janus Capital in excess of the limitations of Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus funds.

Depositary Receipts

          The Portfolios may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Portfolios may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

          Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Portfolios' prospectus.

Municipal Obligations

          The Portfolios may invest in municipal obligations issued by states, territories and possessions of the United States and the District of Columbia. The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Portfolio to demand payment on short notice from the issuer or a financial intermediary.

Other Income-Producing Securities

          Other types of income producing securities that the Portfolios may purchase include, but are not limited to, the following types of securities:

          VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          In order to most effectively use these investments, a portfolio manager must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio manager incorrectly forecasts such movements, a Portfolio could be adversely affected by the use of variable or floating rate obligations.

          STANDBY COMMITMENTS. These instruments, which are similar to a put, give a Portfolio the option to obligate a broker, dealer or bank to repurchase a security held by that Portfolio at a specified price.

          TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

          INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No Portfolio will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a fund could lose money or its NAV could decline by the use of inverse floaters.

          STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          The Portfolios will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of their holdings.

Repurchase and Reverse Repurchase Agreements

          In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Portfolio to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Portfolio may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Portfolios to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.

          A Portfolio may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Portfolio sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Portfolio will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Portfolios will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Portfolio, although the Portfolio's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

High-Yield/High-Risk Bonds

          Within the parameters of its specific investment policies, each Portfolio does not intend to invest 35% or more of its net assets in bonds that are rated below investment grade (e.g., bonds rated BB or lower by Standard & Poor's Ratings Services or Ba or lower by Moody's Investors Service, Inc.). Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Portfolio would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.

          Any Portfolio may also invest in unrated bonds of foreign and domestic issuers. Unrated bonds will be included in the 35% limit on investments in bonds rated below investment grade unless the portfolio managers deem such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Sovereign debt of foreign governments is generally rated by country. Because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly, Janus Capital may treat such securities as unrated debt. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. A Portfolio's manager will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds. Unrated bonds will be included in the 35% limit of each Portfolio unless the portfolio manager deems such bonds to be the equivalent of investment grade securities.

Defaulted Securities
          Defaulted securities will be included in the 35% limit on investments in bonds rated below investment grade. A Portfolio will purchase defaulted securities only when its portfolio manager believes, based upon analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Notwithstanding the portfolio manager's belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

          FINANCIAL AND MARKET RISKS. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

          DISPOSITION OF PORTFOLIO SECURITIES. Although these Portfolios generally will purchase securities for which their portfolio managers expect an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Portfolios will limit holdings of any such securities to amounts that the portfolio managers believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Portfolios' ability to readily dispose of securities to meet redemptions.

          OTHER. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Portfolios.

Futures, Options and Other Derivative Instruments

          FUTURES CONTRACTS. The Portfolios may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities, equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the CFTC and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

          The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain other liquid assets by the Portfolios' custodian or subcustodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Portfolio's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Portfolio, that Portfolio may be entitled to return of margin owed to such Portfolio only in proportion to the amount received by the FCM's other customers. Janus Capital will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Portfolios do business and by depositing margin payments in a segregated account with the Portfolios' custodian.

          The Portfolios intend to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. The Portfolios will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations. To the extent that the Portfolios hold positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of a Portfolio's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

          Although a Portfolio will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Portfolio immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a Portfolio's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Portfolio's return could be diminished due to the opportunity losses of foregoing other potential investments.

          A Portfolio's primary purpose in entering into futures contracts is to protect that Portfolio from fluctuations in the value of individual securities or the securities markets generally, or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Portfolio anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Portfolio could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Portfolio not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Portfolio may also use this technique with respect to an individual company's stock. To the extent a Portfolio enters into futures contracts for this purpose, the segregated assets maintained to cover such Portfolio's obligations with respect to the futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Portfolio with respect to the futures contracts. Conversely, if a Portfolio holds stocks and seeks to protect itself from a decrease in stock prices, the Portfolio might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a Portfolio holds an individual company's stock and expects the price of that stock to decline, the Portfolio may sell a futures contract on that stock in hopes of offsetting the potential decline in the company's stock price. A Portfolio could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

          If a Portfolio owns bonds and the portfolio manager expects interest rates to increase, that Portfolio may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Portfolio selling bonds in its portfolio. If interest rates increase as anticipated, the value of the bonds would decline, but the value of that Portfolio's interest rate futures contract will increase, thereby keeping the net asset value of that Portfolio from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, that Portfolio may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Portfolio can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

          The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a portfolio manager still may not result in a successful use of futures.

          Futures contracts entail risks. Although the Portfolios believe that use of such contracts will benefit the Portfolios, a Portfolio's overall performance could be worse than if such Portfolio had not entered into futures contracts if the portfolio manager's investment judgement proves incorrect. For example, if a Portfolio has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Portfolio will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Portfolio.

          The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Portfolio will not match exactly such Portfolio's current or potential investments. A Portfolio may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of such Portfolio's investments.

          Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Portfolio's investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Portfolio's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Portfolio may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Portfolio's other investments.

          Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Portfolio may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Portfolio's access to other assets held to cover its futures positions also could be impaired.

          OPTIONS ON FUTURES CONTRACTS. The Portfolios may buy and write put and call options on futures contracts. An option on a future gives a Portfolio the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Portfolio is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

          The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Portfolio's holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Portfolio is considering buying. If a call or put option a Portfolio has written is exercised, such Portfolio will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

          The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

          The amount of risk a Portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

          FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. The Portfolios may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

          The following discussion summarizes the Portfolios' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Portfolio may enter into forward currency contracts with stated contract values of up to the value of that Portfolio's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Portfolio will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Portfolio also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. A Portfolio also may enter into a forward currency contract with respect to a currency where the Portfolio is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances a Portfolio may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

          These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Portfolio's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Portfolio's currency exposure from one foreign currency to another removes that Portfolio's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Portfolio if its portfolio manager's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

          The Portfolios will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or whose value is tied to the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Portfolios' custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of such Portfolio's commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, a Portfolio will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Portfolio's commitments with respect to such contracts. As an alternative to segregating assets, a Portfolio may buy call options permitting such Portfolio to buy the amount of foreign currency being hedged by a forward sale contract or a Portfolio may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

          While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Portfolios' ability to utilize forward contracts may be restricted. In addition, a Portfolio may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Portfolio assets.

          OPTIONS ON FOREIGN CURRENCIES. The Portfolios may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may buy put options on the foreign currency. If the value of the currency declines, such Portfolio will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

          Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Portfolio could sustain losses on transactions in foreign currency options that would require such Portfolio to forego a portion or all of the benefits of advantageous changes in those rates.

          The Portfolios may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

          Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Portfolio to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

          The Portfolios may write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if that Portfolio owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Portfolio has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Portfolio in cash or other liquid assets in a segregated account with the Portfolios' custodian.

          The Portfolios also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Portfolio will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

          OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in net asset value, the Portfolios may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Portfolios may write and buy options on the same types of securities that the Portfolios may purchase directly.

          A put option written by a Portfolio is "covered" if that Portfolio (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Portfolios' custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

          A call option written by a Portfolio is "covered" if that Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Portfolios' custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a Portfolio holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by that Portfolio in cash and other liquid assets in a segregated account with its custodian.

          The Portfolios also may write call options that are not covered for cross-hedging purposes. A Portfolio collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its portfolio manager believes that writing the option would achieve the desired hedge.

          The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

          The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

          In the case of a written call option, effecting a closing transaction will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Portfolio to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit a Portfolio to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, such Portfolio will effect a closing transaction prior to or concurrent with the sale of the security.

          A Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio.

          An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Portfolio may not be able to effect closing transactions in particular options and the Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options, (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

          A Portfolio may write options in connection with buy-and-write transactions. In other words, a Portfolio may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

          The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Portfolio may elect to close the position or take delivery of the security at the exercise price and that Portfolio's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

          A Portfolio may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

          A Portfolio may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Portfolio.

          EURODOLLAR INSTRUMENTS. A Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

          SWAPS AND SWAP-RELATED PRODUCTS. A Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Portfolio's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Portfolios' custodian. If a Portfolio enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. Janus Capital will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

          The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

          There is no limit on the amount of interest rate swap transactions that may be entered into by a Portfolio. These transactions may in some instances involve the delivery of securities or other underlying assets by a Portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that a Portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

          ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the Portfolios in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

          Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

          The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

          In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

INVESTMENT ADVISER
--------------------------------------------------------------------------------

          As stated in the Prospectus, each Portfolio has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Portfolios' investments, provide office space for the Portfolios, and pay the salaries, fees and expenses of all Portfolio officers and of those Trustees who are affiliated with Janus Capital. Janus Capital also may make payments to selected broker-dealer firms or institutions which were instrumental in the acquisition of shareholders for the Portfolios or other Janus Funds or which perform recordkeeping or other services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Portfolios.

          The Portfolios pay custodian and transfer agent fees and expenses, brokerage commissions and dealer spreads and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, trade or other investment company organization dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Portfolio Trustees who are not affiliated with Janus Capital and other costs of complying with applicable laws regulating the sale of Portfolio shares. Pursuant to the Advisory Agreements, Janus Capital furnishes certain other services, including net asset value determination, portfolio accounting and recordkeeping, for which the Portfolios may reimburse Janus Capital for its costs.

          The Portfolios have agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.65% of the average daily net assets of each Portfolio.

          Janus Capital has agreed by contract to waive the advisory fee payable by Global Technology Portfolio in an amount equal to the amount, if any, that the Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution fee described below, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.25% of the average daily net assets of the Portfolio until at least the next annual renewal of the advisory agreements. Mortality risk, expense risk and other charges imposed by participating insurance companies are also excluded from the above expense limitation.

          The following table summarizes the advisory fees paid by the Portfolios and any advisory fee waivers for the last three fiscal periods indicated. The information below is for fiscal periods ended December 31. The information presented in the table below reflects the management fees in effect during each of the periods shown.

                                           2001                        2000                       1999
        Portfolio Name            Advisory Fees   Waivers   Advisory Fees(1)   Waivers   Advisory Fees   Waivers
----------------------------------------------------------------------------------------------------------------
International Growth Portfolio     $ 9,648,235      $--       $ 9,772,975        $--      $ 2,829,430      $ --
Worldwide Growth Portfolio         $42,291,852      $--       $54,995,300        $--      $25,509,504      $ --
Global Technology Portfolio        $ 2,057,015      $--       $ 2,010,693(2)     $--              N/A      N/A

(1) The management fee paid by International Growth and Worldwide Growth Portfolios was reduced to 0.65% of the average daily net assets of each Portfolio.
(2) January 18, 2000 (inception) to December 31, 2000.


          Each Portfolio's Advisory Agreement is dated April 3, 2002, and will continue in effect until July 1, 2002, and thereafter from year to year so long as such continuance is approved annually by a majority of the Portfolios' Trustees who are not parties to the Advisory Agreements or interested persons of any such party, and by either a majority of the outstanding voting shares of each Portfolio or the Trustees of the Portfolios. Each Advisory Agreement (i) may be terminated without the payment of any penalty by any Portfolio or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Portfolio, including the Trustees who are not interested persons of that Portfolio or Janus Capital and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Portfolio.


          Janus Capital is an indirect subsidiary of Stilwell Financial Inc. ("Stilwell"), a publicly traded holding company with principal operations in financial asset management businesses. Stilwell, through its subsidiaries, indirectly owns approximately 92% of Janus Capital, and certain Janus Capital employees directly own approximately 8%.


          In approving the Portfolios' existing Advisory Agreements, the Trustees considered various matters relating to the possible effects on Janus Capital and the Portfolios of the expiration of Mr. Bailey's contractual management rights with respect to Janus Capital, including Stilwell's intentions regarding the preservation and strengthening of Janus Capital's business and existing and proposed incentive compensation arrangements for key Janus Capital employees.

          In addition, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue the Portfolios' Advisory Agreements as in effect from year to year. The Trustees considered information about, among other things:

          - Janus Capital and its personnel (including particularly those personnel with responsibilities for providing services to the Portfolios), resources and investment process;

          - the terms of each Advisory Agreement;

          - the scope and quality of the services that Janus Capital has been providing to the Portfolios;

          - the investment performance of each Portfolio and of comparable funds managed by other advisers over various periods;

          - the advisory fee rates payable to Janus Capital by the Portfolios and by other funds and client accounts managed by Janus Capital, and payable by comparable funds managed by other advisers;

          - the total expense ratio of each Portfolio and of comparable funds managed by other advisers;

          - compensation payable by the Portfolios to affiliates of Janus Capital for other services;

          - the profitability to Janus Capital and its affiliates of their relationships with the Portfolios; and

          - Janus Capital's use of the Portfolios' brokerage transactions to obtain research benefiting the Portfolios or other Janus Capital clients at a cost that may be in excess of the amount other brokers would charge or to reduce certain out-of-pocket expenses otherwise payable by the Portfolios.

          Janus Capital acts as sub-adviser for a number of private-label mutual funds and provides separate account advisor services for institutional accounts. Investment decisions for each account managed by Janus Capital, including the Portfolios, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers will be allocated pro rata under procedures adopted by Janus Capital. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

          With respect to allocations of initial public offerings ("IPOs"), under IPO allocation procedures adopted by Janus Capital, accounts will participate in an IPO if the portfolio manager believes the IPO is an appropriate investment based on the account's investment restrictions, risk profile, asset composition, and/or cash levels. These IPO allocation procedures require that each account be assigned to a pre-defined group ("IPO Group"), based on objective criteria set forth in the procedures. Generally, an account may not participate in an IPO unless it is assigned to an IPO Group that correlates with the pre-offering market capitalization ("IPO Classification") of the company. If, however, the portfolio manager intends to build a long-term position in the company and purchases securities in both the initial offering and in the immediate aftermarket, then all participating portfolio managers' clients will receive the same proportion of IPO shares to aftermarket shares, resulting in a blended price equal to the average price paid for all IPO and immediate aftermarket shares. If there is no immediate aftermarket activity, all shares purchased will be allocated pro rata to the participating manager's accounts in the IPO Group corresponding to the IPO Classification, subject to a de minimis standard. In situations where a portfolio manager wants to take a small position in a security, an exception to this de minimis standard may be allowed. These IPO allocation procedures may result in certain accounts, particularly larger accounts, receiving fewer IPOs than other accounts, which may impact performance.

          Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to a portfolio manager who is instrumental in originating or developing an investment opportunity or to comply with a portfolio manager's request to ensure that his or her accounts receive sufficient securities to satisfy specialized investment objectives.

          Pursuant to an exemptive order granted by the SEC, the Portfolios and other portfolios advised by Janus Capital may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating portfolios on a pro rata basis.

          Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

          Janus Capital does not permit the Portfolios' portfolio managers to purchase and sell securities for their own accounts except under the limited exceptions contained in the Code of Ethics which applies to Directors/Trustees of Janus Capital and the Portfolios and employees of, and persons working on a contractual basis for, Janus Capital and its subsidiaries. The Code of Ethics is on file with and available through the SEC Web site at www.sec.gov. The Code of Ethics requires investment personnel, inside Directors/Trustees of Janus Capital and the Portfolios and certain other designated employees deemed to have access to current trading information to pre-clear all transactions in securities not otherwise exempt under the Code of Ethics. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Portfolios.

          In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are required to be reviewed for compliance with the Code of Ethics. Those persons also may be required under certain circumstances to forfeit their profits made from personal trading.

          The provisions of the Code of Ethics are administered by and subject to exceptions authorized by Janus Capital.

CUSTODIAN, TRANSFER AGENT AND CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------

          State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Portfolios. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940
          Act) of the Portfolios' securities and cash held outside the United States. The Portfolios' Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Portfolios' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Portfolio.


          Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Portfolios' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping and shareholder relations services to the Portfolios. Janus Services Corporation is not compensated for its services related to the Shares, except for out-of-pocket costs.


          The Portfolios pay DST Systems, Inc. ("DST"), a subsidiary of Stilwell, license fees at the annual rate of $3.06 per shareholder account for the portfolios for the use of DST's shareholder accounting system.

          Prior to June 1, 2001, the Portfolios also paid DST a monthly base fee for the use of its portfolio and fund accounting system, of $265 to $1,323 per month based on the number of Janus funds using the system and an asset charge of $1 per million dollars of net assets (not to exceed $500 per month). Effective June 1, 2001, State Street Bank and Trust Company acquired the portfolio and fund accounting system of DST.

          The Trustees have authorized the Portfolios to use an affiliate of DST as introducing broker for certain Portfolio transactions. Brokerage commissions paid on such transactions may be used as a means to reduce Portfolio expenses through credits against the charges of DST and its affiliates. Such credits will not reduce the fees Janus Capital is obligated to pay any Portfolio under its waiver agreement, and such Portfolio receives the benefit of any such credits. See "Portfolio Transactions and Brokerage."


          Janus Distributors LLC ("Janus Distributors"), 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is the Trust's distributor. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

          Decisions as to the assignment of portfolio business for the Portfolios and negotiation of its commission rates are made by Janus Capital whose policy is to seek to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) except to the extent that Janus Capital may be permitted to pay higher commissions for research services as described below. The Portfolios may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

          Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions. Those factors include, but are not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; and rebates of commissions by a broker to a Portfolio or to a third party service provider to the Portfolio to pay Portfolio expenses. In addition, Janus Capital may consider the value of research products or services provided by broker-dealers as a factor in selecting brokers and dealers and in negotiating commissions. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Janus Capital in carrying out its responsibilities. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts. Most brokers and dealers used by Janus Capital provide research and other services described above. Much of the research provided to Janus Capital by broker-dealers would otherwise be available to Janus Capital for a cash payment. In some cases, research is generated by third parties, but is provided to Janus Capital through broker-dealers. For example, Janus Capital has arrangements with broker-dealers to allocate brokerage in exchange for, among other things, third-party research reports relating to specific industry fundamentals and trends, third-party research reports providing analysis of micro and macro economic trends, and access to databases providing financial, market, economic and fundamental data. Because Janus Capital receives research from broker-dealers, Janus Capital may have an incentive to continue to use those broker-dealers to effect transactions, Janus Capital may also direct trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but direct a portion of the commission to another broker-dealer that supplies Janus Capital with research services and/or products.

          For the year ended December 31, 2001, the total brokerage commissions paid by the Portfolios to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Portfolios are summarized below:

Portfolio Name                                                Commissions    Transactions
------------------------------------------------------------------------------------------
International Growth Portfolio                                $  283,659    $  182,788,634
Worldwide Growth Portfolio                                    $2,406,747    $1,639,352,564
Global Technology Portfolio                                   $  178,141    $   90,753,082

          Janus Capital may use research products and services in servicing other accounts in addition to the Portfolios. Fixed-income related research products and services may be paid for by commissions generated by equity trades. If Janus Capital determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for Janus Capital.

          Janus Capital does not enter into agreements with any brokers regarding the placement of securities transactions because of the research services they provide. It does, however, have an internal procedure for allocating transactions in a manner consistent with its execution policy to brokers that it has identified as providing superior executions and research, research-related products or services which benefit its advisory clients, including the Portfolios. Research products and services incidental to effecting securities transactions furnished by brokers or dealers may be used in servicing any or all of Janus Capital's clients and such research may not necessarily be used by Janus Capital in connection with the accounts which paid commissions to the broker-dealer providing such research products and services.

          Janus Capital may consider sales of Portfolio Shares or shares of other Janus funds by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase Portfolio Shares as a factor in the selection of broker-dealers to execute Portfolio transactions. Janus Capital may also consider payments made by brokers effecting transactions for a Portfolio (i) to the Portfolio or (ii) to other persons on behalf of the Portfolio for services provided to the Portfolio for which it would be obligated to pay. In placing Portfolio business with such broker-dealers, Janus Capital will seek the best execution of each transaction.

          When the Portfolios purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital better prices and executions will be achieved through the use of a broker.


          The Portfolios' Trustees have authorized Janus Capital to place transactions with DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. Janus Capital may do so if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable and if, overall, the associated transaction costs, net of any credits described above under "Custodian, Transfer Agent and Certain Affiliations," are lower than the net costs that would be incurred through other brokerage firms.

          The following table lists the total amount of brokerage commissions paid by each Portfolio for the fiscal periods ending on December 31st of each year:

Portfolio Name                                                   2001            2000           1999
-------------------------------------------------------------------------------------------------------
International Growth Portfolio                                $ 3,133,111    $ 3,344,307     $1,084,559
Worldwide Growth Portfolio                                    $12,988,041    $13,476,203     $7,327,446
Global Technology Portfolio                                   $   478,746    $   499,126(1)         N/A

(1) January 18, 2000 (inception) to December 31, 2000.

          Included in such brokerage commissions are the following amounts paid to DSTS, which served to reduce each Portfolio's out-of-pocket expenses as follows:

                                                                Commission Paid
                                                              through DSTS for the
                                                                  Period Ended       Reduction of    % of Total     % of Total
Portfolio Name                                                 December 31, 2001*     Expenses*     Commissions    Transactions
--------------------------------------------------------------------------------------------------------------------------------
Worldwide Growth Portfolio                                          $15,224            $11,421         0.12%           0.14%

 * The difference between commissions paid through DSTS and expenses reduced constitute commissions paid to an unaffiliated clearing broker.
Note: Portfolios that did not execute trades with DSTS during the period indicated are not included in the table.

                                                          Commission Paid                       Commission Paid
                                                        through DSTS for the                  through DSTS for the
                                                            Period Ended       Reduction of       Period Ended       Reduction of
Portfolio Name                                           December 31, 2000*     Expenses*     December 31, 1999**     Expenses**
---------------------------------------------------------------------------------------------------------------------------------
International Growth Portfolio                                $ 1,241            $   931                --                 --
Worldwide Growth Portfolio                                    $16,745            $12,559                --                 --

  * The difference between commissions paid through DSTS and expenses reduced constitute commissions paid to an unaffiliated clearing broker.
 ** The Portfolios did not execute trades with DSTS during 1999.
Note: Portfolios that did not execute trades with DSTS during the periods indicated are not included in the table.

          As of December 31, 2001, certain Portfolios owned securities of their regular broker-dealers (or parents), as shown below:

                                                                                            Value of
                                                                       Name of             Securities
Portfolio Name                                                      Broker-Dealer             Owned
------------------------------------------------------------------------------------------------------
Worldwide Growth Portfolio                                    Goldman Sachs Group, Inc.    $42,329,709

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


          The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.



          Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus
          Capital: Janus Investment Fund and Janus Adviser Series. Collectively, these three registered investment companies consist of 51 series or funds.



          The Portfolios' officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Investment Fund and Janus Adviser Series.


------------------------------------------------------------------------------------------------------------------
                                                     TRUSTEES
------------------------------------------------------------------------------------------------------------------

NAME, AGE AND                    POSITIONS HELD WITH                            PRINCIPAL OCCUPATIONS DURING THE
ADDRESS                          PORTFOLIOS            LENGTH OF TIME SERVED    PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------
 Thomas H. Bailey*               President,            5/93-Present             President, Chairman and Chief
 100 Fillmore Street             Chairman                                       Executive Officer of Janus
 Denver, CO 80206                and Trustee                                    Capital; President and Director
 Age 64                                                                         of Janus Foundation. Formerly,
                                                                                Director (1978-2002) of Janus
                                                                                Capital Corporation; and Director
                                                                                (1997-2001) of Janus Distributors
                                                                                Inc.
------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen                Trustee               9/93-Present             Private Investor. Formerly (1997-
 100 Fillmore Street                                                            1998) Chief Financial
 Denver, CO 80206                                                               Officer - Boston Market Concepts,
 Age 58                                                                         Boston Chicken, Inc., Golden, CO
                                                                                (a restaurant chain)
------------------------------------------------------------------------------------------------------------------
 James T. Rothe                  Trustee               1/97-Present             Distinguished Visiting Professor
 100 Fillmore Street                                                            of Business, Thunderbird (American
 Denver, CO 80206                                                               Graduate School of International
 Age 58                                                                         Management), Phoenix, AZ, and
                                                                                Professor of Business, University
                                                                                of Colorado, Colorado Springs, CO.
                                                                                Formerly (1988-1999) Principal of
                                                                                Phillips-Smith Retail Group,
                                                                                Colorado Springs, CO (a venture
                                                                                capital firm)
------------------------------------------------------------------------------------------------------------------
 William D. Stewart              Trustee               9/93-Present             Corporate Vice President and
 100 Fillmore Street                                                            General Manager of MKS
 Denver, CO 80206                                                               Instruments - HPS Products,
 Age 57                                                                         Boulder, CO (a manufacturer of
                                                                                vacuum fittings and valves)
------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger             Trustee               9/93-Present             Consultant
 100 Fillmore Street
 Denver, CO 80206
 Age 63
------------------------------------------------------------------------------------------------------------------

-------------------------------  ------------------------------------------------
                                                     TRUSTEES
-------------------------------  ------------------------------------------------
                                 NUMBER OF PORTFOLIOS IN
NAME, AGE AND                    FUND COMPLEX OVERSEEN    OTHER DIRECTORSHIPS
ADDRESS                          BY TRUSTEE               HELD BY TRUSTEE
-------------------------------  ------------------------------------------------
INTERESTED TRUSTEE
---------------------------------------------------------------------------------------------------------
 Thomas H. Bailey*               51                       N/A
 100 Fillmore Street
 Denver, CO 80206
 Age 64
------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen                51                       N/A
 100 Fillmore Street
 Denver, CO 80206
 Age 58
------------------------------------------------------------------------------------------------------------------
 James T. Rothe                  51                       Director, Optika, Inc.;
 100 Fillmore Street                                      Director, NeoCore Corp.
 Denver, CO 80206
 Age 58
------------------------------------------------------------------------------------------------------------------
 William D. Stewart              51                       N/A
 100 Fillmore Street
 Denver, CO 80206
 Age 57
------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger             51                       N/A
 100 Fillmore Street
 Denver, CO 80206
 Age 63
------------------------------------------------------------------------------------------------------------------


* Mr. Bailey is an "interested person" of the Trust by virtue of his positions with Janus Capital.


------------------------------------------------------------------------------------------------------------------------------
                                                           OFFICERS
------------------------------------------------------------------------------------------------------------------------------
NAME, AGE AND
ADDRESS                POSITIONS HELD WITH PORTFOLIOS  LENGTH OF TIME SERVED  PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------
 Laurence J. Chang*    Executive Vice President and    1/00-Present           Vice President of Janus Capital. Formerly,
 100 Fillmore Street   Co-Portfolio Manager                                   Analyst (1993-1998) for Janus Capital
 Denver, CO 80206      Worldwide Growth Portfolio                             Corporation.
 Age 36
------------------------------------------------------------------------------------------------------------------------------
 Helen Young Hayes*    Executive Vice President and    3/94-Present           Vice President and Managing Director of
 100 Fillmore Street   Co-Portfolio Manager                                   Investments of Janus Capital. Formerly, Director
 Denver, CO 80206      Worldwide Growth Portfolio and                         (2000-2002) for Janus Capital Corporation.
 Age 39                International Growth Portfolio
------------------------------------------------------------------------------------------------------------------------------
 C. Mike Lu*           Executive Vice President and    12/99-Present          Vice President of Janus Capital. Formerly,
 100 Fillmore Street   Portfolio Manager                                      Analyst (1991-1998) for Janus Capital
 Denver, CO 80206      Global Technology Portfolio                            Corporation.
 Age 32
------------------------------------------------------------------------------------------------------------------------------
 Brent A. Lynn*        Executive Vice President and    1/01-Present           Vice President of Janus Capital. Formerly,
 100 Fillmore Street   Co-Portfolio Manager                                   Analyst (1991-2001) for Janus Capital
 Denver, CO 80206      International Growth Portfolio                         Corporation.
 Age 38
------------------------------------------------------------------------------------------------------------------------------
 Thomas A. Early*      Vice President and General      3/98-Present           Vice President, General Counsel, Secretary and
 100 Fillmore Street   Counsel                                                Interim Director of Janus Capital; Vice
 Denver, CO 80206                                                             President, General Counsel and Secretary of
 Age 47                                                                       Janus Distributors; Vice President, General
                                                                              Counsel, Secretary and Director of Janus
                                                                              Services, Janus Capital International LLC,
                                                                              Janus Institutional Services LLC, and Janus
                                                                              International Holding LLC; Vice President,
                                                                              General Counsel and Director to Janus
                                                                              International (Asia) Limited and Janus
                                                                              International Limited; Vice President, General
                                                                              Counsel and Secretary to the Janus Foundation;
                                                                              and Director for Janus Capital Trust Manager
                                                                              Limited and Janus World Funds. Formerly,
                                                                              Director of Janus Distributors, Inc. (2001) and
                                                                              Executive Vice President and General
                                                                              Counsel/Mutual Funds (1994-1998) of Prudential
                                                                              Insurance Company.
------------------------------------------------------------------------------------------------------------------------------
 Bonnie M. Howe*       Vice President                  12/99-Present          Vice President and Assistant General Counsel to
 100 Fillmore Street                                                          Janus Capital, Janus Distributors and Janus
 Denver, CO 80206                                                             Services. Formerly, Assistant Vice President
 Age 36                                                                       (1997-1999) and Associate Counsel (1995-1999)
                                                                              for Janus Capital Corporation and Assistant Vice
                                                                              President (1998-2000) for Janus Service, Inc.
------------------------------------------------------------------------------------------------------------------------------
 Kelley Abbott Howes*  Vice President and Secretary    12/99-Present          Vice President, Assistant General Counsel and
 100 Fillmore Street                                                          Interim Director of Janus Capital; Vice President
 Denver, CO 80206                                                             and Assistant General Counsel to Janus
 Age 36                                                                       Distributors and Janus Services. Formerly,
                                                                              Assistant Vice President (1997-1999) of Janus
                                                                              Capital Corporation; Chief Compliance Officer,
                                                                              Director and President (1997-1999) of Janus
                                                                              Distributors, Inc.; and Assistant Vice President
                                                                              (1998-2000) of Janus Service, Inc.
------------------------------------------------------------------------------------------------------------------------------






* "Interested person" of the Trust by virtue of positions with Janus Capital.


------------------------------------------------------------------------------------------------------------------------------
                                                           OFFICERS
------------------------------------------------------------------------------------------------------------------------------
NAME, AGE AND
ADDRESS                POSITIONS HELD WITH PORTFOLIOS  LENGTH OF TIME SERVED  PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------
 Glenn P. O'Flaherty*  Treasurer and Chief Accounting  1/96-Present           Vice President of Janus Capital. Formerly,
 100 Fillmore Street   Officer                                                Director of Fund Accounting (1991-1997) of Janus
 Denver, CO 80206                                                             Capital Corporation.
 Age 43
------------------------------------------------------------------------------------------------------------------------------
 Loren M. Starr*       Vice President and Chief        9/01-Present           Vice President of Finance, Treasurer, Chief
 100 Fillmore Street   Financial Officer                                      Financial Officer and Interim Director of Janus
 Denver, CO 80206                                                             Capital; Vice President of Finance, Treasurer
 Age 40                                                                       and Chief Financial Officer of Janus Services
                                                                              and Janus International Limited; Vice President
                                                                              of Finance, Treasurer, Chief Financial Officer
                                                                              and Director of Janus Distributors, Janus
                                                                              Capital International LLC, Janus Institutional
                                                                              Services LLC and Janus International Holding
                                                                              LLC; and Director of Janus Capital Trust
                                                                              Manager Limited and Janus World Funds. Formerly,
                                                                              Managing Director, Treasurer and Head of
                                                                              Corporate Finance and Reporting (1998-2001) for
                                                                              Putnam Investments; and Senior Vice President
                                                                              of Financial Planning and Analysis (1996-1998)
                                                                              for Lehman Brothers, Inc.
------------------------------------------------------------------------------------------------------------------------------
 Heidi J. Walter*      Vice President                  4/00-Present           Vice President and Assistant General Counsel to
 100 Fillmore Street                                                          Janus Capital and Janus Services. Formerly, Vice
 Denver, CO 80206                                                             President and Senior Legal Counsel (1995-1999)
 Age 34                                                                       for Stein Roe & Farnham, Inc.
------------------------------------------------------------------------------------------------------------------------------



* "Interested person" of the Trust by virtue of positions with Janus Capital.

          The Trustees are responsible for major decisions relating to each Portfolio's objective, policies and techniques. The Trustees also supervise the operation of the Portfolios by their officers and review the investment decisions of the officers although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has five standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Money Market Committee, Nominating and Governance Committee and Pricing Committee. Information about each of these committees is provided in the following table:

--------------------------------------------------------------------------------------------------------------

                                    FUNCTIONS                               MEMBERS
--------------------------------------------------------------------------------------------------------------
 AUDIT COMMITTEE                    Reviews the financial reporting         Martin H. Waldinger (Chairman)
                                    process, the system of internal         William D. Stewart
                                    control, the audit process, and the     Dennis B. Mullen
                                    Trusts' process for monitoring
                                    compliance with investment
                                    restrictions and applicable laws and
                                    the Trusts' Code of Ethics.
--------------------------------------------------------------------------------------------------------------
 BROKERAGE COMMITTEE                Reviews and makes recommendations       James T. Rothe (Chairman)
                                    regarding matters related to the        William D. Stewart
                                    Trusts' use of brokerage commissions    Dennis B. Mullen
                                    and placement of portfolio
                                    transactions.
--------------------------------------------------------------------------------------------------------------
 MONEY MARKET COMMITTEE             Reviews various matters related to the  William D. Stewart (Chairman)
                                    operations of the Janus Money Market    Dennis B. Mullen
                                    Funds, including compliance with each   James T. Rothe
                                    Trust's Money Market Fund Procedures.
--------------------------------------------------------------------------------------------------------------
 NOMINATING AND GOVERNANCE          Identifies and recommends individuals   Dennis B. Mullen (Chairman)
 COMMITTEE                          for Trustee membership, consults with   William D. Stewart
                                    Management in planning Trustee          Martin H. Waldinger
                                    meetings, and oversees the
                                    administration of, and ensures the
                                    compliance with, the Governance
                                    Procedures and Guidelines adopted by
                                    the Trusts.
--------------------------------------------------------------------------------------------------------------
 PRICING COMMITTEE                  Determines the fair value of            William D. Stewart (Chairman)
                                    restricted securities and other         Dennis B. Mullen
                                    securities for which market quotations  James T. Rothe
                                    are not readily available, pursuant to
                                    procedures adopted by the Trustees.
--------------------------------------------------------------------------------------------------------------

----------------------------------  -----------------------------------
                                    NUMBER OF MEETINGS HELD DURING LAST
                                    FISCAL YEAR
----------------------------------  -----------------------------------
 AUDIT COMMITTEE                    4
-----------------------------------------------------------------------
 BROKERAGE COMMITTEE                5
-----------------------------------------------------------------------
 MONEY MARKET COMMITTEE             4
-----------------------------------------------------------------------
 NOMINATING AND GOVERNANCE          5
 COMMITTEE
-----------------------------------------------------------------------
 PRICING COMMITTEE                  15
-----------------------------------------------------------------------

          The table below gives the dollar range of shares of each Portfolio described in this SAI, as well as the aggregate dollar range of shares of all funds advised and sponsored by Janus Capital (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2001.

-----------------------------------------------------------------------------------
                      DOLLAR RANGE OF EQUITY
NAME OF TRUSTEE       SECURITIES IN THE PORTFOLIOS
-----------------------------------------------------------------------------------
INTERESTED TRUSTEE
-----------------------------------------------------------------------------------
 THOMAS H. BAILEY     None
-----------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------
 DENNIS B. MULLEN     None
-----------------------------------------------------------------------------------
 JAMES T. ROTHE       None
-----------------------------------------------------------------------------------
 WILLIAM D. STEWART   None
-----------------------------------------------------------------------------------
 MARTIN H. WALDINGER  None
-----------------------------------------------------------------------------------

--------------------  -------------------------------------------------------------
                      AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED
NAME OF TRUSTEE       INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN JANUS FUNDS
--------------------  -------------------------------------------------------------
INTERESTED TRUSTEE
-----------------------------------------------------------------------------------
 THOMAS H. BAILEY     Over $100,000
-----------------------------------------------------------------------------------
 INDEPENDENT TRUSTEE
-----------------------------------------------------------------------------------
 DENNIS B. MULLEN     Over $100,000
-----------------------------------------------------------------------------------
 JAMES T. ROTHE       Over $100,000
-----------------------------------------------------------------------------------
 WILLIAM D. STEWART   Over $100,000
-----------------------------------------------------------------------------------
 MARTIN H. WALDINGER  Over $100,000
-----------------------------------------------------------------------------------


          As of December 31, 2001, none of the Trustees or their immediate family members owned shares of Janus Capital, Janus Distributors or their control persons.


          The following table shows the aggregate compensation earned by and paid to each Trustee by the Portfolios described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Portfolios or the Janus Funds.

                                                              Aggregate Compensation        Total Compensation
                                                              from the Portfolios for    from the Janus Funds for
                                                                 fiscal year ended          calendar year ended
                  Name of Person, Position                       December 31, 2001         December 31, 2001***
------------------------------------------------------------------------------------------------------------------
Thomas H. Bailey, Chairman and Trustee*                               $     0                    $      0
William D. Stewart, Trustee**                                         $21,597                    $185,000
Dennis B. Mullen, Trustee**                                           $20,784                    $185,000
Martin H. Waldinger, Trustee**                                        $21,933                    $185,000
James T. Rothe, Trustee**                                             $20,559                    $185,000

  * Mr. Bailey is an interested person of the Portfolios and Janus Capital and is compensated by Janus Capital.
 ** Independent Trustee.
*** As of December 31, 2001, Janus Funds consisted of three registered investment companies comprised of a total of 51 funds.

SHARES OF THE TRUST
--------------------------------------------------------------------------------

NET ASSET VALUE DETERMINATION

          As stated in the Portfolios' Prospectus, the net asset value ("NAV") of the Shares of each Portfolio is determined once each day on which the NYSE is open, at the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The NAV of the Shares of each Portfolio is not determined on days the NYSE is closed. The per Share NAV of the Shares of each Portfolio is determined by dividing the total value of a Portfolio's securities and other assets, less liabilities, attributable to the Shares of a Portfolio, by the total number of Shares outstanding. In determining NAV, securities listed on an Exchange, the Nasdaq National Market and foreign markets are generally valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Portfolios are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Portfolios and approved by the Trustees and are based upon last trade or closing sales prices or a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter market are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Each Portfolio will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which market quotations are not readily available are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees (the "Valuation Procedures").

          Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Portfolio's NAV is not calculated. A Portfolio calculates its NAV per Share, and therefore effects sales, redemptions and repurchases of its Shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the exchange or market on which that security is traded, and before the Portfolio calculates its NAV per Share, then that security may be valued in good faith under the Valuation Procedures.

PURCHASES

          Shares of the Portfolios can be purchased only by (i) the separate accounts of participating insurance companies for the purpose of funding variable insurance contracts and (ii) qualified retirement plans that have signed appropriate agreements with the Portfolios containing provisions requiring them to administer the redemption fee, consistent with the Portfolios' requirements. Participating insurance companies and certain designated organizations are authorized to receive purchase orders on the Portfolios' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Portfolio when authorized organizations, their agents or affiliates receive the order. The Portfolios are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Shares of the Portfolios are purchased at the NAV per Share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received and accepted by a Portfolio or its authorized agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the NYSE as described above in "Net Asset Value Determination." The prospectus for your insurance company's separate account or your plan documents contain detailed information about investing in the different Portfolios.

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

          Under a distribution and shareholder servicing plan ("Plan") adopted in accordance with Rule 12b-1 under the 1940 Act, the Shares may pay Janus Distributors, the Trust's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of a Portfolio. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and shareholder servicing performed by such service providers. The Plan is a compensation type plan and permits the payment at an annual rate of up to 0.25% of the average daily net assets of the Shares of a Portfolio for recordkeeping and administrative services as well as activities which are primarily intended to result in sales of the Shares, including but not limited to preparing, printing and distributing prospectuses, Statements of Additional Information, shareholder reports, and educational materials to prospective and existing contract owners and plan participants; responding to inquiries by contract owners and plan participants; receiving and answering correspondence; contract owner and participant level recordkeeping and administrative services; and similar activities. On October 18, 2001, Trustees unanimously approved the Plan which became effective on that date. The Plan and any Rule 12b-1 related agreement that is entered into by the Portfolios or Janus Distributors in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any related agreements ("12b-1 Trustees"). All material amendments to the Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, the Plan may be terminated at any time, without penalty, by vote of a majority of the outstanding Shares of a Portfolio or by vote of a majority of 12b-1 Trustees.

REDEMPTIONS

          Redemptions, like purchases, may only be effected through the separate accounts of participating insurance companies or qualified retirement plans. Certain designated organizations are authorized to receive redemption orders on the Portfolios' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Portfolio when authorized organizations, their agents or affiliates receive the order. The Portfolios are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Shares normally will be redeemed for cash, although each Portfolio retains the right to redeem some or all of its Shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Portfolios are governed by Rule 18f-1 under the 1940 Act, which requires each Portfolio to sell shares solely in cash up to the lesser of $250,000 or 1% of the NAV of that Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Portfolio will have the option of selling the excess in cash or in kind. If shares are sold in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Shares of the Trust - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.

          The right to require the Portfolios to sell their Shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX STATUS
--------------------------------------------------------------------------------

          It is a policy of the Shares of the Portfolios to make distributions of substantially all of their respective investment income and any net realized capital gains. The Portfolios intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code ("Code"). In addition, each Portfolio intends to comply with the diversification requirements of Code Section 817(h) related to the tax-deferred status of insurance company separate accounts.

          All income dividends and capital gains distributions, if any, on a Portfolio's Shares are reinvested automatically in additional Shares of that Portfolio at the NAV determined on the first business day following the record date.

          The Portfolios may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the IRS. In order to avoid taxes and interest that must be paid by the Portfolios if these instruments appreciate in value, the Portfolios may make various elections permitted by the tax laws. However, these elections could require that the Portfolios recognize taxable income, which in turn must be distributed.

          Some foreign securities purchased by the Portfolios may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, the Portfolios that qualify under Section 853 of the Code may elect to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to each Portfolio which will reduce its investment company taxable income.

          Because Shares of the Portfolios can only be purchased through variable insurance contracts or qualified plans, it is anticipated that any income dividends or capital gains distributions will be exempt from current taxation if left to accumulate within such plans. See the prospectus for the separate account of the related insurance company or the plan documents for additional information.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------


          The officers and Trustees of the Portfolios cannot directly own Shares of the Portfolios without purchasing an insurance contract through one of the participating insurance companies or through a qualified plan. As a result, such officers and Trustees as a group own less than 1% of the outstanding Shares of each Portfolio. As of April 2, 2002, all of the outstanding Shares of the Portfolios were owned by Janus Capital, which provided seed capital for the Shares of the Portfolios.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------

          Each Portfolio is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware business trust on May 20, 1993. As of the date of this SAI, the Trust consists of fourteen series of shares, known as "Portfolios," three of which offer three classes of shares, ten of which offer two classes of shares and one of which offers one class of shares.

SHARES OF THE TRUST

          The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each Portfolio are fully paid and nonassessable when issued. Shares of a Portfolio participate equally in dividends and other distributions by the shares of such Portfolio, and in residual assets of that Portfolio in the event of liquidation. Shares of each Portfolio have no preemptive, conversion or subscription rights.

          The Portfolios discussed in this SAI each offer three classes of shares. The Shares discussed in this SAI are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants and include a redemption fee. The redemption fee may be imposed on interests in separate accounts or plans held 60 days or less and thus an insurance company or qualified plan must have agreed to administer the fee. The second class of shares, Institutional Shares, is offered only in connection with investments in and payments under variable insurance contracts as well as certain qualified retirement plans. The third class of shares, Service Shares, is offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

SHAREHOLDER MEETINGS

          The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called for a specific Portfolio or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by each Portfolio or class only if a matter affects or requires the vote of only that Portfolio or class or that Portfolio's or class' interest in the matter differs from the interest of other Portfolios of the Trust. A shareholder is entitled to one vote for each Share owned.

VOTING RIGHTS

          A participating insurance company issuing a variable insurance contract will vote shares in the separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations, a participating insurance company is required to request voting instructions from policy owners and must vote shares in the separate account, including shares for which no instructions have been received, in proportion to the voting instructions received. Additional information may be found in the participating insurance company's separate account prospectus.

          The Trustees are responsible for major decisions relating to each Portfolio's policies and objectives; the Trustees oversee the operation of each Portfolio by its officers and review the investment decisions of the officers.

          The present Trustees were elected at a meeting of shareholders held on January 31, 2002. Under the Trust Instrument, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, bankruptcy, incapacity or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Portfolio, to amend the Trust Instrument, to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Trust Instrument, the Trust's Bylaws or the Trustees.

          As mentioned above in "Shareholder Meetings," each share of each portfolio of the Trust has one vote (and fractional votes for fractional shares). Shares of all portfolios of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

INDEPENDENT ACCOUNTANTS

          PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, independent accountants for the Portfolios, audit the Portfolios' annual financial statements and prepare their tax returns.

REGISTRATION STATEMENT

          The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Portfolios or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

          Quotations of average annual total return for the Shares of a Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Shares of such Portfolio over periods of 1, 5, and 10 years (up to the life of the Portfolio). These are the annual total rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula: P(1 + T)(n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of expenses of the Shares of a Portfolio on an annual basis, and assume that all dividends and distributions are reinvested when paid.

          The Service II Shares commenced operations on December 31, 2001. The returns shown for the Service II Shares of these Portfolios reflect the historical performance of a different class of shares (the Institutional Shares) prior to December 31, 2001, restated based on the Service II Shares' estimated fees and expenses (ignoring any fee and expense limitations). The returns shown do not take into account the 1.00% redemption fee (on interests held in separate accounts or plans for less than 60 days).

          The average annual total return of the Shares of each Portfolio, computed as of December 31, 2001, is shown in the table below.

                                                                                           Average Annual Total Return
                                                              Portfolio      Number       -----------------------------
                                                              Inception     of Months       One      Five      Life of
                       Portfolio Name                           Date       in Lifetime     Year      Years    Portfolio
-----------------------------------------------------------------------------------------------------------------------
International Growth Portfolio - Service II Shares              5/2/94          92        (23.43%)    9.78%     13.47%
Worldwide Growth Portfolio - Service II Shares                 9/13/93        99.5        (22.62%)   10.77%     15.43%
Global Technology Portfolio - Service II Shares                1/18/00        23.5        (37.31%)     N/A      36.41%

          From time to time in advertisements or sales material, the Portfolios may discuss their performance ratings or other information as published by recognized mutual fund statistical rating services, including, but not limited to, Lipper Analytical Services, Inc. ("Lipper"), Ibbotson Associates, Micropal or Morningstar, Inc. ("Morningstar"), or by publications of general interest such as Forbes, Money, The Wall Street Journal, Mutual Funds Magazine, Kiplinger's or Smart Money. The Portfolios may also compare their performance to that of other selected mutual funds (for example, peer groups created by Lipper or Morningstar), mutual fund averages or recognized stock market indicators, including, but not limited to, the Standard & Poor's 500 Composite Stock Price Index and the Nasdaq composite. Worldwide Growth Portfolio and International Growth Portfolio may also compare their performance to the record of global market indicators, such as the Morgan Stanley Capital International World Index or Morgan Stanley Capital International Europe, Australasia, Far East Index (EAFE(R) Index). Such performance ratings or comparisons may be made with funds that may have different investment restrictions, objectives, policies or techniques than the Portfolios and such other funds or market indicators may be comprised of securities that differ significantly from the Portfolios' investments.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT


          The following audited financial statements for Institutional Shares and Service Shares for the period ended December 31, 2001 are hereby incorporated into this SAI by reference to the Portfolios' Annual Report dated December 31, 2001. The Service II Shares commenced operations on December 31, 2001 and were not reflected in the Portfolios' Annual Report.



          Schedules of Investments as of December 31, 2001

          Statements of Operations for the period ended December 31, 2001

          Statements of Assets and Liabilities as of December 31, 2001

          Statements of Changes in Net Assets for the period ended December 31, 2001

          Financial Highlights for each of the periods indicated

          Notes to Financial Statements

          Report of Independent Accountants

          The portions of the Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------

EXPLANATION OF RATING CATEGORIES

          The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES

                BOND RATING                  EXPLANATION
                -----------------------------------------------------------------------------------------
                Investment Grade
                AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
                AA.......................... High quality; very strong capacity to pay principal and interest.
                A........................... Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
                BBB......................... Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
                Non-Investment Grade
                BB, B, CCC, CC, C........... Predominantly speculative with respect to the issuer's capacity to meet required interest and principal payments.
                                             BB -- lowest degree of speculation; C -- the highest degree of speculation. Quality and protective characteristics
                                             outweighed by large uncertainties or major risk exposure to adverse conditions.
                D........................... In default.

MOODY'S INVESTORS SERVICE, INC.

                BOND RATING                  EXPLANATION
                -----------------------------------------------------------------------------------------
                Investment Grade
                Aaa......................... Highest quality, smallest degree of investment risk.
                Aa.......................... High quality; together with Aaa bonds, they compose the high-grade bond group.
                A........................... Upper-medium grade obligations; many favorable investment attributes.
                Baa......................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
                Non-Investment Grade
                Ba.......................... More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
                B........................... Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
                Caa......................... Poor standing, may be in default; elements of danger with respect to principal or interest payments.
                Ca.......................... Speculative in a high degree; could be in default or have other marked shortcomings.
                C........................... Lowest-rated; extremely poor prospects of ever attaining investment standing.

          Unrated securities will be treated as noninvestment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

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                                      [JANUS LOGO]
                                        www.janus.com

                                        100 Fillmore Street
                                        Denver, CO
                                        80206-4928
                                        1-800-525-0020


113-22-400 5/02

                                                May 1, 2002

                                                Money Market Portfolio

                               JANUS ASPEN SERIES
                              INSTITUTIONAL SHARES

                      Statement of Additional Information

This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus for the Institutional Shares (the "Shares") of Money Market Portfolio. The Shares are sold under the name "Janus Aspen Series." The Portfolio is a separate series of Janus Aspen Series, a Delaware business trust.

The Shares of the Portfolio may be purchased only by the separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts (collectively, "variable insurance contracts") and by certain qualified retirement plans. The Portfolio also offers a second class of shares to certain qualified plans or separate accounts of insurance companies.

This SAI is not a Prospectus and should be read in conjunction with the Prospectus dated May 1, 2002, which is incorporated by reference into this SAI and may be obtained from your insurance company or plan sponsor. This SAI contains additional and more detailed information about the Portfolio's operations and activities than the Prospectus. The Annual and Semiannual Reports, which contain important financial information about the Portfolio, are incorporated by reference into this SAI and are also available, without charge, from your insurance company or plan sponsor.

    [JANUS LOGO]

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                Investment Restrictions and
                Investment Strategies.......................................    2
                Performance Data............................................   10
                Determination of Net Asset Value............................   12
                Investment Adviser..........................................   13
                Custodian, Transfer Agent
                and Certain Affiliations....................................   16
                Portfolio Transactions and Brokerage........................   17
                Trustees and Officers.......................................   19
                Purchase of Shares..........................................   23
                Redemption of Shares........................................   24
                Dividends and Tax Status....................................   25
                Principal Shareholders......................................   26
                Miscellaneous Information...................................   27
                   Shares of the Trust......................................   27
                   Shareholder Meetings.....................................   27
                   Voting Rights............................................   27
                   Independent Accountants..................................   28
                   Registration Statement...................................   28
                Financial Statements........................................   29
                Appendix A..................................................   30
                   Description of Securities Ratings........................   30
                Appendix B..................................................   32
                   Description of Municipal Securities......................   32

INVESTMENT RESTRICTIONS AND INVESTMENT STRATEGIES
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INVESTMENT RESTRICTIONS

          The Portfolio has adopted certain fundamental investment restrictions that cannot be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or the Portfolio or class of shares if a matter affects just the Portfolio or class of shares), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the Portfolio or class of shares) are present or represented by proxy.

          As used in the restrictions set forth below and as used elsewhere in this SAI, the term "U.S. Government Securities" shall have the meaning set forth in the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act defines U.S. Government Securities as securities issued or guaranteed by the United States government, its agencies or instrumentalities. U.S. Government Securities may also include repurchase agreements collateralized and municipal securities escrowed with or refunded with escrowed U.S. government securities.

          The Portfolio has adopted the following fundamental policies:

          (1) With respect to 75% of its total assets, the Portfolio may not purchase securities of an issuer (other than a U.S. Government Security or securities of another investment company) if: (a) such purchase would, at the time, cause more than 5% of the Portfolio's total assets taken at market value to be invested in the securities of such issuer (except as allowed under Rule 2a-7); or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.

          (2) The Portfolio may not purchase securities if 25% or more of the value of its total assets would be invested in the securities of issuers conducting their principal business activities in the same industry; provided that: (i) there is no limit on investments in U.S. Government Securities or in obligations of domestic commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); (ii) this limitation shall not apply to the Portfolio's investments in municipal securities; (iii) there is no limit on investment in issuers domiciled in a single country; (iv) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance are each considered to be a separate industry); and (v) utility companies are classified according to their services (for example, gas, gas transmission, electric, and telephone are each considered to be a separate industry).

          (3) The Portfolio may not act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

          (4) The Portfolio may not lend any security or make any other loan if, as a result, more than 33 1/3% of the Portfolio's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities or loans, including assignments and participation interests).

          (5) The Portfolio may not purchase or sell real estate or any interest therein, except that the Portfolio may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

          (6) The Portfolio may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Portfolio from purchasing or selling foreign currencies, options, futures, swaps, forward contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

          (7) The Portfolio may not borrow money except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of the Portfolio's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps or forward transactions. The Portfolio may not issue "senior securities" in contravention of the 1940 Act.

          (8) The Portfolio may, notwithstanding any other investment policy or restriction (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Portfolio.

          Investment restriction (1) is intended to reflect the requirements under Section 5(b)(1) of the 1940 Act for a diversified fund. Rule 2a-7 provides that money market funds that comply with the diversification limits of Rule 2a-7 are deemed to comply with the diversification limits of Section 5(b)(1). Thus, the Portfolio interprets restriction (1) in accordance with Rule 2a-7. Accordingly, if securities are subject to a guarantee provided by a non-controlled person, the Rule 2a-7 diversification tests apply to the guarantor, and the diversification test in restriction (1) does not apply to the issuer.

          The Portfolio has adopted the following nonfundamental investment restrictions that may be changed by the Trustees without shareholder approval:

          (1) The Portfolio may not invest in securities or enter into repurchase agreements with respect to any securities if, as a result, more than 10% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in other securities that are not readily marketable ("illiquid securities"). The Trustees, or the Portfolio's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for certain securities such as securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule,
          Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

          (2) The Portfolio may not purchase securities on margin, or make short sales of securities, except for short sales against the box and the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

          (3) The Portfolio may not pledge, mortgage, hypothecate or encumber any of its assets except to secure permitted borrowings or in connection with permitted short sales.

          (4) The Portfolio may not invest in companies for the purpose of exercising control of management.


          Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), the Portfolio may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital Management LLC ("Janus Capital") serves as investment adviser. All such borrowing and lending will be subject to the above limits. The Portfolio will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. The Portfolio will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). The Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional borrowing costs.

          For purposes of the Portfolio's policies on investing in particular industries, the Portfolio will rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single industry are materially different, the Portfolio may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT STRATEGIES

          The Portfolio may invest only in "eligible securities" as defined in Rule 2a-7 adopted under the 1940 Act. Generally, an eligible security is a security that (i) is denominated in U.S. dollars and has a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7); (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "Requisite NRSROs") or is unrated and of comparable quality to a rated security, as determined by Janus Capital; and (iii) has been determined by Janus Capital to present minimal credit risks pursuant to procedures approved by the Trustees. In addition, the Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less. A description of the ratings of some NRSROs appears in Appendix A.

          Under Rule 2a-7, the Portfolio may not invest more than five percent of its total assets in the securities of any one issuer other than U.S. Government Securities, provided that in certain cases it may invest more than 5% of its assets in a single issuer for a period of up to three business days. Investment in demand features, guarantees and other types of instruments or features are subject to the diversification limits under Rule 2a-7.

          Pursuant to Rule 2a-7, the Portfolio will invest at least 95% of its total assets in "first-tier" securities. First-tier securities are eligible securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest rating category by the Requisite NRSROs or are unrated and of comparable quality to a rated security. In addition, the Portfolio may invest in "second-tier" securities which are eligible securities that are not first-tier securities. However, the Portfolio may not invest in a second-tier security if immediately after the acquisition thereof it would have invested more than (i) the greater of one percent of its total assets or one million dollars in second-tier securities issued by that issuer, or (ii) five percent of its total assets in second-tier securities.

          The following discussion of types of securities in which the Portfolio may invest supplements and should be read in conjunction with the Prospectus.

Participation Interests

          The Portfolio may purchase participation interests in loans or securities in which it may invest directly. Participation interests are generally sponsored or issued by banks or other financial institutions. A participation interest gives the Portfolio an undivided interest in the underlying loans or securities in the proportion that the Portfolio's interest bears to the total principal amount of the underlying loans or securities. Participation interests, which may have fixed, floating or variable rates, may carry a demand feature backed by a letter of credit or guarantee of a bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests, the Portfolio will have the right to demand payment, on not more than seven days' notice, for all or a part of the Portfolio's participation interest. The Portfolio intends to exercise any demand rights it may have upon default under the terms of the loan or security, to provide liquidity or to maintain or improve the quality of the

          Portfolio's investment portfolio. The Portfolio will only purchase participation interests that Janus Capital determines present minimal credit risks.

Variable and Floating Rate Notes

          The Portfolio also may purchase variable and floating rate demand notes of corporations, which are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.

          Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government Securities may be purchased. The rate of interest on securities purchased by the Portfolio may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Portfolio, as well as other money market rates of interest. The Portfolio will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

Mortgage- and Asset-Backed Securities

          The Portfolio may invest in mortgage-backed securities, which represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers, mortgage brokers and savings banks. Mortgage-backed securities may be issued by governmental or government-related entities or by non-governmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers.

          Interests in pools of mortgage-backed securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-backed securities provide periodic payments which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-backed securities are caused by prepayments resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.

          As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the effective maturities. Mortgage-backed securities may have varying assumptions for average life. The volume of prepayments of principal on a pool of mortgages underlying a particular security will influence the yield of that security, and the principal returned to the Portfolio may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had the prepayments not occurred. When interest rates are declining, prepayments usually increase, with the result that reinvestment of principal prepayments will be at a lower rate than the rate applicable to the original mortgage-backed security.

          The Portfolio may invest in mortgage-backed securities that are issued by agencies or instrumentalities of the U.S. government. Ginnie Mae is the principal federal government guarantor of mortgage-backed securities. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae Certificates are debt securities which represent an interest in one mortgage or a pool of mortgages which are insured by the Federal Housing Administration or the Farmers Home Administration or are guaranteed by the Veterans Administration. The Portfolio may also invest in pools of conventional mortgages which are issued or guaranteed by agencies of the U.S. government. Ginnie Mae pass-through securities are considered to be riskless with respect to default in that (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. government, regardless of whether or not payments have been made on the underlying mortgages. Ginnie Mae pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the market value of the Portfolio's Ginnie Mae securities can be expected to fluctuate in response to changes in prevailing interest rate levels.

          Residential mortgage loans are pooled also by Freddie Mac. Freddie Mac is a privately managed, publicly chartered agency created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Freddie Mac issues participation certificates ("PCs") which represent interests in mortgages from Freddie Mac's national portfolio. The mortgage loans in Freddie Mac's portfolio are not U.S. government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on Freddie Mac PCs; the U.S. government does not guarantee any aspect of Freddie Mac PCs.

          Fannie Mae is a government-sponsored corporation owned entirely by private shareholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers which include savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on the pass-through securities issued by Fannie Mae; the U.S. government does not guarantee any aspect of the Fannie Mae pass-through securities.

          The Portfolio may also invest in privately-issued mortgage-backed securities to the extent permitted by their investment restrictions. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations ("CMOs") which are collateralized by mortgage-backed securities issued by Ginnie Mae, Freddie Mac or Fannie Mae or by pools of conventional mortgages.

          Asset-backed securities represent direct or indirect participation in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.

Reverse Repurchase Agreements

          Reverse repurchase agreements are transactions in which the Portfolio sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Portfolio will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities.

          Generally, a reverse repurchase agreement enables the Portfolio to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Portfolio of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Portfolio with those monies.

When-Issued and Delayed Delivery Securities

          The Portfolio may purchase securities on a when-issued or delayed delivery basis. The Portfolio will enter into such transactions only when it has the intention of actually acquiring the securities. To facilitate such acquisitions, the Portfolio's custodian will segregate cash or high quality liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, the Portfolio will meet its obligations from maturities, sales of the segregated securities or from other available sources of cash. If it chooses to dispose of the right to acquire a when-issued security prior to its acquisition, the Portfolio could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. At the time it makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Portfolio will record the transaction as a purchase and thereafter reflect the value of such securities in determining its net asset value.

Investment Company Securities

          From time to time, the Portfolio may invest in securities of other investment companies. The Portfolio is subject to the provisions of
          Section 12(d)(1) of the 1940 Act. The Portfolio may invest in securities of money market funds managed by Janus Capital in excess of the limitations of Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus funds.

Debt Obligations

          Money Market Portfolio may invest in U.S. dollar denominated debt obligations. In general, sales of these securities may not be made absent registration under the Securities Act of 1933 or the availability of an appropriate exemption. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, however, some of these securities are eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.

Obligations of Financial Institutions

          The Portfolio may invest in obligations of financial institutions. Examples of obligations in which the Portfolio may invest include negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. The Portfolio may also invest in Eurodollar and Yankee bank obligations as discussed below and other

          U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Portfolio may invest.

          Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Portfolio but may be subject to early withdrawal penalties and that could reduce the Portfolio's yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.

          Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.


          Foreign, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.


U.S. Government Securities

          Money Market Portfolio may invest in U.S. Government Securities. U.S. Government Securities shall have the meaning set forth in the 1940 Act. The 1940 Act defines U.S. Government Securities to include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. U.S. Government Securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. government securities. U.S. Government Securities in which the Portfolio may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. government agencies and instrumentalities that are backed by the full faith and credit of the U.S. government, such as those guaranteed by the Small Business Administration or issued by Ginnie Mae. In addition, U.S. Government Securities in which the Portfolio may invest include securities supported primarily or solely by the creditworthiness of the issuer, such as securities of Fannie Mae, Freddie Mac and the Tennessee Valley Authority. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. government.

Municipal Leases

          The Portfolio may invest in municipal leases. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. The Portfolio will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus under "Taxable Investments."

          In evaluating municipal lease obligations, Janus Capital will consider such factors as it deems appropriate, including: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality;
          (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, then Janus Capital may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.

          Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Portfolio, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Portfolio.

PERFORMANCE DATA
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          The Portfolio may provide current annualized and effective annualized yield quotations of the Shares based on the Shares' daily dividends. These quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. All performance information supplied by the Portfolio in advertising is historical and is not intended to indicate future returns.

          In performance advertising, the Portfolio may compare any of its performance information with data published by independent evaluators such as Morningstar, Inc., Lipper Analytical Services, Inc., CDC/Wiesenberger, iMoneyNet's Money Fund Report or other companies which track the investment performance of investment companies ("Fund Tracking Companies"). The Portfolio may also compare its performance information with the performance of recognized stock, bond and other indices, including but not limited to the Municipal Bond Buyers Indices, the Salomon Brothers Bond Index, the Lehman Brothers Bond Index, the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Portfolio may refer to general market performance over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"). The Portfolio may also refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of the Portfolio and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines. The Portfolio may also compare the Shares' yield to those of certain U.S. Treasury obligations or other money market instruments.

          Any current yield quotation of the Portfolio's Shares which is used in such a manner as to be subject to the provisions of Rule 482(d) under the Securities Act of 1933, as amended, shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven calendar day period. The current yield of the Portfolio's Shares shall be calculated by (a) determining the net change during a seven calendar day period in the value of a hypothetical account having a balance of one share at the beginning of the period, (b) dividing the net change by the value of the account at the beginning of the period to obtain a base period return, and (c) multiplying the quotient by 365/7 (i.e., annualizing). For this purpose, the net change in account value will reflect the value of additional shares purchased with dividends declared on the original share and dividends declared on both the original share and any such additional shares, but will not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, the Portfolio may advertise effective yield quotations. Effective yield quotations are calculated by adding 1 to the base period return, raising the sum to a power equal to 365/7, and subtracting 1 from the result (i.e., compounding).

          Income calculated for the purpose of determining the yield of the Portfolio's Shares differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for the Portfolio's Shares may differ from the rate of distribution the Shares paid over the same period or the rate of income reported in the Portfolio's financial statements.

          Although published yield information is useful to investors in reviewing the performance of the Portfolio's Shares, investors should be aware that the yield fluctuates from day to day and that the Share's yield for any given period is not an indication or representation by the Portfolio of future yields or rates of return on the Portfolio's Shares. Also, because Shares of the Portfolio may only be purchased through variable insurance contracts, the prospectus of the participating insurance company sponsoring such contract should be carefully reviewed for information on relevant charges and expenses. The Shares' yield is not fixed or guaranteed, and an investment in the Portfolio is not insured. Accordingly, the Shares' yield information may not necessarily be used to compare Portfolio Shares with investment alternatives which, like money market instruments or bank accounts, may provide a fixed rate of interest. In addition, because investments in the Portfolio are not insured or guaranteed, the yield information may not necessarily be used to compare the Portfolio with investment alternatives which are insured or guaranteed.

          The Shares' current yield and effective yield for the seven-day period ended December 31, 2001, were 2.08% and 2.10%, respectively.

DETERMINATION OF NET ASSET VALUE
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          Pursuant to the rules of the SEC, the Trustees have established procedures to stabilize the Portfolio's net asset value at $1.00 per Share. These procedures include a review of the extent of any deviation of net asset value per share as a result of fluctuating interest rates, based on available market rates, from the Portfolio's $1.00 amortized cost price per Share. Should that deviation exceed
          1/2 of 1%, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Portfolio (i) will maintain a dollar-weighted average portfolio maturity of 90 days or less; (ii) will not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than 397 days; (iii) will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that Janus Capital has determined present minimal credit risks pursuant to procedures established by the Trustees; and (iv) will comply with certain reporting and recordkeeping procedures. The Trust has also established procedures to ensure that portfolio securities meet the Portfolio's high quality criteria.

INVESTMENT ADVISER
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          As stated in the Prospectus, the Portfolio has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. The Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Portfolio's investments, provide office space for the Portfolio, and pay the salaries, fees and expenses of all Portfolio officers and of those Trustees who are affiliated with Janus Capital. Janus Capital also may make payments to selected broker-dealer firms or institutions which were instrumental in the acquisition of shareholders for the Portfolio or which performed services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Portfolio.

          The Portfolio pays custodian agent fees and expenses, brokerage commissions and dealer spreads and other expenses in connection with the execution of Portfolio transactions, legal and accounting expenses, interest and taxes, registration fees, expenses of shareholders' meetings, and reports to shareholders, fees and expenses of Trustees who are not affiliated with Janus Capital, and other costs of complying with applicable laws regulating the sale of Portfolio shares. Pursuant to the Advisory Agreement, Janus Capital furnishes certain other services, including net asset value determination, portfolio accounting and record-keeping for which the Portfolio may reimburse Janus Capital for its costs.

          The Portfolio has agreed to compensate Janus Capital for its advisory services by the monthly payment of an advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. Janus Capital has agreed to reimburse the Portfolio by the amount, if any, that the Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed 0.50% of average daily net assets. Mortality risk, expense risk and other charges imposed by participating insurance companies are excluded from the above expense limitation. Janus Capital has agreed to continue such waivers until at least the next annual renewal of the advisory agreements.

          For the fiscal year ended December 31, 2001, the advisory fee was $241,338. For the fiscal years ended December 31, 2000 and December 31, 1999, the advisory fees were $168,192 and $137,596, respectively.


          The Portfolio's Advisory Agreement is dated April 3, 2002, and will continue in effect until July 1, 2002, and thereafter from year to year so long as such continuance is approved annually by a majority of the Portfolio's Trustees who are not parties to the Advisory Agreement or interested persons of any such party, and by either a majority of the outstanding voting shares of the Portfolio or the Trustees of the Portfolio. The Advisory Agreement (i) may be terminated without the payment of any penalty by the Portfolio or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees, including the Trustees who are not interested persons of the Portfolio or Janus Capital and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of the Portfolio.



          Janus Capital is an indirect subsidiary of Stilwell Financial Inc. ("Stilwell"), is a publicly traded holding company with principal operations in financial asset management businesses. Stilwell, through its subsidiaries, indirectly owns approximately 92% of Janus Capital, and certain Janus Capital employees directly own approximately 8%.


          In approving the Portfolio's existing Advisory Agreement, the Trustees considered various matters relating to the possible effects on Janus Capital and the Portfolio of the expiration of Mr. Bailey's contractual management rights with respect to Janus Capital, including Stilwell's intentions regarding the preservation and strengthening of Janus Capital's business and existing and proposed incentive compensation arrangements for key Janus Capital employees.

          In addition, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue the Portfolio's Advisory Agreement as in effect from year to year. The Trustees considered information about, among other things:

          - Janus Capital and its personnel (including particularly those personnel with responsibilities for providing services to the Portfolio), resources and investment process;

          - the terms of the Advisory Agreement;

          - the scope and quality of the services that Janus Capital has been providing to the Portfolio;

          - the investment performance of the Portfolio and of comparable funds managed by other advisers over various periods;

          - the advisory fee rates payable to Janus Capital by the Portfolio and by other funds and client accounts managed by Janus Capital, and payable by comparable funds managed by other advisers;

          - the total expense ratio of the Portfolio and of comparable funds managed by other advisers;

          - compensation payable by the Portfolio to affiliates of Janus Capital for other services;

          - the profitability to Janus Capital and its affiliates of their relationships with the Portfolio; and

          - Janus Capital's use of the Portfolio's brokerage transactions to obtain research benefiting the Portfolio or other Janus Capital clients at a cost that may be in excess of the amount other brokers would charge or to reduce certain out-of-pocket expenses otherwise payable by the Portfolio.

          Janus Capital acts as sub-adviser for a number of private-label mutual funds and provides separate account advisor services for institutional accounts. Investment decisions for each account managed by Janus Capital, including the Portfolio, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers will be allocated pro rata under procedures adopted by Janus Capital. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

          Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to a portfolio manager who is instrumental in originating or developing an investment opportunity or to comply with a portfolio manager's request to ensure that his or her accounts receive sufficient securities to satisfy specialized investment objectives.

          Pursuant to an exemptive order granted by the SEC, the Portfolio and other funds advised by Janus Capital may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

          Each account managed by Janus Capital has its own investment objective and is managed in accordance with that objective by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

          Janus Capital does not permit portfolio managers to purchase and sell securities for their own accounts except under the limited exceptions contained in the Code of Ethics which applies to Directors/Trustees of Janus Capital and the Funds and employees of, and persons working on a contractual basis for, Janus Capital and its subsidiaries. The Code of Ethics is on file with and available from the SEC through the SEC Web site at www.sec.gov. The Code of Ethics requires investment personnel and officers of Janus Capital, inside Directors/Trustees of Janus Capital and the Portfolio and certain other designated employees deemed to have access to current trading information to pre-clear all transactions in securities not otherwise exempt under the Code of Ethics. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Portfolio.

          In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel, to various trading restrictions and reporting obligations. All reportable transactions are required to be reviewed for compliance with the Code of Ethics. Those persons also may be required under certain circumstances to forfeit their profits made from personal trading.

          The provisions of the Code of Ethics are administered by and subject to exceptions authorized by Janus Capital.

CUSTODIAN, TRANSFER AGENT AND CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------

          Citibank, N.A., 111 Wall Street, 24th Floor, Zone 5, New York, NY 10043, is the Portfolio's custodian. The custodian holds the Portfolio's assets in safekeeping and collects and remits the income thereon, subject to the instructions of the Portfolio.


          Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Portfolio's transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping and shareholder relations services to the Portfolio. Janus Services is not compensated for its services with respect to the Shares except for out-of-pocket costs.



          Janus Distributors LLC ("Janus Distributors"), 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.



          The Portfolio pays DST Systems, Inc. ("DST"), a subsidiary of Stilwell, license fees at the annual rate of $3.98 per shareholder account for the use of DST's shareholder accounting system.


          Prior to June 1, 2001, the Portfolio also paid DST a monthly base fee for the use of its portfolio and fund accounting system, of $265 to $1,323 per month based on the number of Janus funds using the system and an asset charge of $1 per million dollars of net assets (not to exceed $500 per month). Effective June 1, 2001, State Street Bank and Trust Company acquired the portfolio and fund accounting system of DST.

          The Trustees have authorized the Portfolio to use an affiliate of DST as introducing broker for certain Portfolio transactions. Brokerage commissions paid on such transactions may be used as a means to reduce Portfolio expenses through credits against the charges of DST and its affiliates. Such credits will not reduce the fees Janus Capital is obligated to pay any Portfolio under its waiver agreement, and such Portfolio receives the benefit of any such credits. See "Portfolio Transactions and Brokerage."

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

          Decisions as to the assignment of portfolio business for the Portfolio and negotiation of its commission rates are made by Janus Capital whose policy is to seek to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) except to the extent that Janus Capital may be permitted to pay higher commissions for research services as described below.

          Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions. Those factors include, but are not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance and settlement services; and financial stability of the broker or dealer. In addition, Janus Capital may consider the value of research products or services provided by broker-dealers as a factor in selecting brokers and dealers and in negotiating commissions. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. These research and other services may include, but are not limited to, general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and access to third party publications, computer and electronic equipment and software. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts. Most brokers and dealers used by Janus Capital provide research and other services described above. Much of the research provided to Janus Capital by broker-dealers would otherwise be available to Janus Capital for a cash payment. In some cases, research is generated by third parties, but is provided to Janus Capital through broker-dealers. For example, Janus Capital has arrangements with broker-dealers to allocate brokerage in exchange for, among other things, third-party research reports relating to specific industry fundamentals and trends, third-party research reports providing analysis of micro and macro economic trends, and access to databases providing financial, market, economic and fundamental data. Because Janus Capital receives research from broker-dealers, Janus Capital may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital may also direct trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but direct a portion of the commission to another broker-dealer that supplies Janus Capital with research services and/or products.

          For the fiscal years ended December 31, 2001, December 31, 2000 and December 31, 1999, the Portfolio did not incur any brokerage commissions. The Portfolio generally buys and sells securities in principal transactions, in which no commissions are paid. However, the Portfolio may engage an agent and pay commissions for such transactions if Janus Capital believes that the net result of the transaction to the Portfolio will be no less favorable than that of contemporaneously available principle transactions.

          Janus Capital may use research products and services in servicing other accounts in addition to the Portfolio. Fixed-income related research products and services may be paid for by commissions generated by equity trades. If Janus Capital determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for Janus Capital.

          Janus Capital may consider sales of Portfolio shares or shares of other Janus funds by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase such shares as a factor in the selection of broker-dealers to execute Portfolio transactions. Janus Capital may also consider payments made by brokers effecting transactions for a Portfolio i) to the Portfolio or ii) to other persons on behalf of the Portfolio for services provided to the Portfolio for which it would be obligated to pay. In placing portfolio business with such broker-dealers, Janus Capital will seek the best execution of each transaction.

          When the Portfolio purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital better prices and executions will be achieved through the use of a broker.

          As of December 31, 2001, the Portfolio owned securities of its regular broker-dealers (or parents) as shown below:

Name of Broker-Dealer                                                                           Value of Securities Owned
-------------------------------------------------------------------------------------------------------------------------
ABN AMRO Bank N.V.                                                                                     $ 6,000,000
Bank One Corp.                                                                                         $ 2,010,815
Deutsche Banc Alex. Brown, Inc.                                                                        $13,000,000

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


          The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.



          Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus
          Capital: Janus Investment Fund and Janus Adviser Series. Collectively, these three registered investment companies consist of 51 series or funds.



          The Portfolio's officers are elected annually by the Trustees for a one-year term. The portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Investment Fund and Janus Adviser Series.


---------------------------------------------------------------------------------------------------------------------------------
                                                            TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                          NUMBER OF PORTFOLIOS IN
NAME, AGE AND          POSITIONS HELD WITH                            PRINCIPAL OCCUPATIONS DURING THE    FUND COMPLEX OVERSEEN
ADDRESS                PORTFOLIO             LENGTH OF TIME SERVED    PAST FIVE YEARS                     BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
 Thomas H. Bailey*     President,            5/93-Present             President, Chairman and Chief       51
 100 Fillmore Street   Chairman                                       Executive Officer of Janus
 Denver, CO 80206      and Trustee                                    Capital; President and Director
 Age 64                                                               of the Janus Foundation. Formerly,
                                                                      Director (1978-2002) of Janus
                                                                      Capital Corporation; and Director
                                                                      (1997-2001) of Janus Distributors
                                                                      Inc.
---------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen      Trustee               9/93-Present             Private Investor. Formerly (1997-   51
 100 Fillmore Street                                                  1998) Chief Financial
 Denver, CO 80206                                                     Officer - Boston Market Concepts,
 Age 58                                                               Boston Chicken, Inc., Golden, CO
                                                                      (a restaurant chain)
---------------------------------------------------------------------------------------------------------------------------------
 James T. Rothe        Trustee               1/97-Present             Distinguished Visiting Professor    51
 100 Fillmore Street                                                  of Business, Thunderbird (American
 Denver, CO 80206                                                     Graduate School of International
 Age 57                                                               Management), Phoenix, AZ, and
                                                                      Professor of Business, University
                                                                      of Colorado, Colorado Springs, CO.
                                                                      Formerly (1988-1999) Principal of
                                                                      Phillips-Smith Retail Group,
                                                                      Colorado Springs, CO (a venture
                                                                      capital firm)
---------------------------------------------------------------------------------------------------------------------------------
 William D. Stewart    Trustee               9/93-Present             Corporate Vice President and        51
 100 Fillmore Street                                                  General Manager of MKS
 Denver, CO 80206                                                     Instruments - HPS Products,
 Age 57                                                               Boulder, CO (a manufacturer of
                                                                      vacuum fittings and valves)
---------------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger   Trustee               9/93-Present             Consultant                          51
 100 Fillmore Street
 Denver, CO 80206
 Age 63
---------------------------------------------------------------------------------------------------------------------------------

---------------------  -----------------------
                              TRUSTEES
---------------------  -----------------------

NAME, AGE AND          OTHER DIRECTORSHIPS
ADDRESS                HELD BY TRUSTEE
---------------------  -----------------------
INTERESTED TRUSTEE
----------------------------------------------------------------------
 Thomas H. Bailey*     N/A
 100 Fillmore Street
 Denver, CO 80206
 Age 64
----------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen      N/A
 100 Fillmore Street
 Denver, CO 80206
 Age 58
---------------------------------------------------------------------------------------------------------------------------------
 James T. Rothe        Director, Optika, Inc.;
 100 Fillmore Street   Director, NeoCore Corp.
 Denver, CO 80206
 Age 57
---------------------------------------------------------------------------------------------------------------------------------
 William D. Stewart    N/A
 100 Fillmore Street
 Denver, CO 80206
 Age 57
---------------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger   N/A
 100 Fillmore Street
 Denver, CO 80206
 Age 63
---------------------------------------------------------------------------------------------------------------------------------


* Mr. Bailey is an "interested person" of the Trust by virtue of his positions with Janus Capital.

--------------------------------------------------------------------------------------
                                       OFFICERS
--------------------------------------------------------------------------------------
NAME, AGE AND
ADDRESS               POSITIONS HELD WITH PORTFOLIO    LENGTH OF TIME SERVED
--------------------------------------------------------------------------------------
 J. Eric Thorderson*  Executive Vice President and     1/01-Present
 100 Fillmore Street  Portfolio Manager Money Market
 Denver, CO 80206     Portfolio
 Age 41
--------------------------------------------------------------------------------------
 Thomas A. Early*     Vice President and General       3/98-Present
 100 Fillmore Street  Counsel
 Denver, CO 80206
 Age 47
--------------------------------------------------------------------------------------
 Bonnie M. Howe*      Vice President                   12/99-Present
 100 Fillmore Street
 Denver, CO 80206
 Age 36
--------------------------------------------------------------------------------------
 Kelley Abbott        Vice President and Secretary     12/99-Present
 Howes*
 100 Fillmore Street
 Denver, CO 80206
 Age 36
--------------------------------------------------------------------------------------
 Glenn P.             Treasurer and Chief Accounting   1/96-Present
 O'Flaherty*          Officer
 100 Fillmore Street
 Denver, CO 80206
 Age 43
--------------------------------------------------------------------------------------
 Loren M. Starr*      Vice President and Chief         9/01-Present
 100 Fillmore Street  Financial Officer
 Denver, CO 80206
 Age 40
--------------------------------------------------------------------------------------
 Heidi J. Walter*     Vice President                   4/00-Present
 100 Fillmore Street
 Denver, CO 80206
 Age 34
--------------------------------------------------------------------------------------

--------------------  ------------------------------------------------------------
                                                OFFICERS
--------------------  ------------------------------------------------------------
NAME, AGE AND
ADDRESS               PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
--------------------  ------------------------------------------------------------
 J. Eric Thorderson*  Vice President of Janus Capital. Formerly, Senior Analyst
 100 Fillmore Street  (1996- 1999) for Janus Capital Corporation.
 Denver, CO 80206
 Age 41
--------------------------------------------------------------------------------------
 Thomas A. Early*     Vice President, General Counsel, Secretary and Interim
 100 Fillmore Street  Director of Janus Capital; Vice President, General Counsel
 Denver, CO 80206     and Secretary of Janus Distributors; Vice President, General
 Age 47               Counsel, Secretary and Director of Janus Services, Janus
                      Capital International LLC, Janus Institutional Services LLC,
                      and Janus International Holding LLC; Vice President, General
                      Counsel and Director to Janus International (Asia) Limited
                      and Janus International Limited; Vice President, General
                      Counsel and Secretary to the Janus Foundation; and Director
                      for Janus Capital Trust Manager Limited and Janus World
                      Funds. Formerly, Director of Janus Distributors, Inc. (2001)
                      and Executive Vice President and General Counsel/Mutual
                      Funds (1994-1998) of Prudential Insurance Company.
--------------------------------------------------------------------------------------
 Bonnie M. Howe*      Vice President and Assistant General Counsel to Janus
 100 Fillmore Street  Capital, Janus Distributors and Janus Services. Formerly,
 Denver, CO 80206     Assistant Vice President (1997-1999) and Associate Counsel
 Age 36               (1995-1999) for Janus Capital Corporation and Assistant Vice
                      President (1998-2000) for Janus Service, Inc.
--------------------------------------------------------------------------------------
 Kelley Abbott        Vice President, Assistant General Counsel and Interim
 Howes*               Director of Janus Capital; Vice President and Assistant
 100 Fillmore Street  General Counsel to Janus Distributors and Janus Services.
 Denver, CO 80206     Formerly, Assistant Vice President (1997-1999) of Janus
 Age 36               Capital Corporation; Chief Compliance Officer, Director and
                      President (1997-1999) of Janus Distributors, Inc.; and
                      Assistant Vice President (1998-2000) of Janus Service, Inc.
--------------------------------------------------------------------------------------
 Glenn P.             Vice President of Janus Capital. Formerly, Director of Fund
 O'Flaherty*          Accounting (1991-1997) of Janus Capital Corporation.
 100 Fillmore Street
 Denver, CO 80206
 Age 43
--------------------------------------------------------------------------------------
 Loren M. Starr*      Vice President of Finance, Treasurer, Chief Financial
 100 Fillmore Street  Officer and Interim Director of Janus Capital; Vice
 Denver, CO 80206     President of Finance, Treasurer and Chief Financial Officer
 Age 40               of Janus Services and Janus International Limited; Vice
                      President of Finance, Treasurer, Chief Financial Officer
                      and Director of Janus Distributors, Janus Capital
                      International LLC, Janus Institutional Services LLC and
                      Janus International Holding LLC; and Director of Janus
                      Capital Trust Manager Limited and Janus World Funds.
                      Formerly, Managing Director, Treasurer and Head of
                      Corporate Finance and Reporting (1998-2001) for Putnam
                      Investments; and Senior Vice President of Financial Planning
                      and Analysis (1996-1998) for Lehman Brothers, Inc.
--------------------------------------------------------------------------------------
 Heidi J. Walter*     Vice President and Assistant General Counsel to Janus
 100 Fillmore Street  Capital and Janus Services. Formerly, Vice President and
 Denver, CO 80206     Senior Legal Counsel (1995-1999) for Stein Roe & Farnham,
 Age 34               Inc.
--------------------------------------------------------------------------------------






 * "Interested person" of the Trust by virtue of positions with Janus Capital.

          The Trustees are responsible for major decisions relating to the Portfolio's objective, policies and techniques. The Trustees also supervise the operation of the Portfolio by its officers and review the investment decisions of the officers although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has five standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Money Market Committee, Nominating and Governance Committee and Pricing Committee. Information about each of these committees is provided in the following table:

--------------------------------------------------------------------------------------------------------------

                                    FUNCTIONS                               MEMBERS
--------------------------------------------------------------------------------------------------------------
 AUDIT COMMITTEE                    Reviews the financial reporting         Martin H. Waldinger (Chairman)
                                    process, the system of internal         William D. Stewart
                                    control, the audit process, and the     Dennis B. Mullen
                                    Trusts' process for monitoring
                                    compliance with investment
                                    restrictions and applicable laws and
                                    the Trusts' Code of Ethics.
--------------------------------------------------------------------------------------------------------------
 BROKERAGE COMMITTEE                Reviews and makes recommendations       James T. Rothe (Chairman)
                                    regarding matters related to the        William D. Stewart
                                    Trusts' use of brokerage commissions    Dennis B. Mullen
                                    and placement of portfolio
                                    transactions.
--------------------------------------------------------------------------------------------------------------
 MONEY MARKET COMMITTEE             Reviews various matters related to the  William D. Stewart (Chairman)
                                    operations of the Janus Money Market    Dennis B. Mullen
                                    Funds, including compliance with each   James T. Rothe
                                    Trust's Money Market Fund Procedures.
--------------------------------------------------------------------------------------------------------------
 NOMINATING AND GOVERNANCE          Identifies and recommends individuals   Dennis B. Mullen (Chairman)
 COMMITTEE                          for Trustee membership, consults with   William D. Stewart
                                    Management in planning Trustee          Martin H. Waldinger
                                    meetings, and oversees the
                                    administration of, and ensures the
                                    compliance with, the Governance
                                    Procedures and Guidelines adopted by
                                    the Trusts.
--------------------------------------------------------------------------------------------------------------
 PRICING COMMITTEE                  Determines the fair value of            William D. Stewart (Chairman)
                                    restricted securities and other         Dennis B. Mullen
                                    securities for which market quotations  James T. Rothe
                                    are not readily available, pursuant to
                                    procedures adopted by the Trustees.
--------------------------------------------------------------------------------------------------------------

----------------------------------  -----------------------------------
                                    NUMBER OF MEETINGS HELD DURING LAST
                                    FISCAL YEAR
----------------------------------  -----------------------------------
 AUDIT COMMITTEE                    4
--------------------------------------------------------------------------------------------------------------
 BROKERAGE COMMITTEE                5
--------------------------------------------------------------------------------------------------------------
 MONEY MARKET COMMITTEE             4
--------------------------------------------------------------------------------------------------------------
 NOMINATING AND GOVERNANCE          5
 COMMITTEE
--------------------------------------------------------------------------------------------------------------
 PRICING COMMITTEE                  15
--------------------------------------------------------------------------------------------------------------

          The table below gives the dollar range of shares of the Portfolio described in this SAI, as well as the aggregate dollar range of shares of all funds advised and sponsored by Janus Capital (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2001.


----------------------------------------------------------------------------------------------------------------------
                            DOLLAR RANGE OF EQUITY       AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED
NAME OF TRUSTEE             SECURITIES IN THE PORTFOLIO  INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN JANUS FUNDS
----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
----------------------------------------------------------------------------------------------------------------------
THOMAS H. BAILEY            NONE                         OVER $100,000
----------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------
DENNIS B. MULLEN            NONE                         OVER $100,000
----------------------------------------------------------------------------------------------------------------------
JAMES T. ROTHE              NONE                         OVER $100,000
----------------------------------------------------------------------------------------------------------------------
WILLIAM D. STEWART          NONE                         OVER $100,000
----------------------------------------------------------------------------------------------------------------------
MARTIN H. WALDINGER         NONE                         OVER $100,000
----------------------------------------------------------------------------------------------------------------------


          As of December 31, 2001, none of the Trustees or their immediate family members owned shares of Janus Capital, Janus Distributors or their control persons.


          The following table shows the aggregate compensation earned by and paid to each Trustee by the Portfolio described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Portfolio or the Janus Funds.

                                                              Aggregate Compensation      Total Compensation
                                                              from the Portfolio for   from the Janus Funds for
                                                                fiscal year ended         calendar year ended
Name of Person, Position                                        December 31, 2001        December 31, 2001***
----------------------------------------------------------------------------------------------------------------
Thomas H. Bailey, Chairman and Trustee*                                $  0                    $      0
William D. Stewart, Trustee**                                          $145                    $185,000
Dennis B. Mullen, Trustee**                                            $187                    $185,000
Martin H. Waldinger, Trustee**                                         $130                    $185,000
James T. Rothe, Trustee**                                              $198                    $185,000

  *Mr. Bailey is an interested person of the Portfolio and of Janus Capital and is compensated by Janus Capital.
 **Independent Trustee.
***As of December 31, 2001, Janus Funds consisted of three registered investment companies comprised of a total of 51 funds.

PURCHASE OF SHARES
--------------------------------------------------------------------------------

          Shares of the Portfolio can be purchased only by i) the separate accounts of participating insurance companies for the purpose of funding variable insurance contracts and ii) certain qualified retirement plans. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf, and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by the Portfolio when authorized organizations, their agents or affiliates receive the order. The Portfolio is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Shares of the Portfolio are purchased at the NAV per share as determined at the close of regular trading session of the New York Stock Exchange next occurring after a purchase order is received and accepted by the Portfolio or its authorized agent. In order to receive a day's dividend, your order must be received by the close of the regular trading session of the NYSE. The prospectus for your insurance company's separate account or your plan documents contain detailed information about investing in the Portfolio.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

          Redemptions, like purchases, may only be effected through the separate accounts of participating insurance companies or qualified retirement plans. Participating insurance companies and certain designated organizations are authorized to receive redemption orders on the Portfolio's behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by the Portfolio when authorized organizations, their agents or affiliates receive the order. The Portfolio is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Shares normally will be redeemed for cash, although the Portfolio retains the right to redeem some or all of its shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders by delivery of securities selected from its assets at its discretion. However, the Portfolio is governed by Rule 18f-1 under the 1940 Act, which requires the Portfolio to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, their Portfolio will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Determination of Net Asset Value" and such valuation will be made as of the same time the redemption price is determined.

          The right to require the Portfolio to redeem its Shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

DIVIDENDS AND TAX STATUS
--------------------------------------------------------------------------------

          Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month. The Portfolio intends to qualify as a regulated investment company by satisfying certain requirements prescribed by Subchapter M of the Code. In addition, the Portfolio intends to comply with the diversification requirements of Internal Revenue Code Section 817(h) related to the tax-deferred status of insurance company separate accounts.

          All income dividends on the Portfolio's Shares are reinvested automatically in additional Shares of the Portfolio at the NAV determined on the first business day following the record date.

          Because Shares of the Portfolio can only be purchased through variable insurance contracts or qualified plans, it is anticipated that any income dividends or capital gains distributions will be exempt from current taxation if left to accumulate within such contracts or plans. See the prospectus for the separate account of the related insurance company or the plan documents for additional information.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------


          The officers and Trustees of the Portfolio cannot directly own Shares of the Portfolio without purchasing an insurance contract through one of the participating insurance companies or through a qualified plan. As a result, such officers and Trustees as a group own less than 1% of the outstanding Shares of the Portfolio. As of April 2, 2002, all of the outstanding Shares of the Portfolio were owned by certain insurance company separate accounts or qualified plans. Integrity Life Insurance Company, 515 W. Market Street, Louisville, KY 40202-3333, owned of record 54.09% of the outstanding Shares of the Portfolio. Western Reserve Life Assurance Company of Ohio, P.O. Box 5068, Clearwater, FL 33758-5068, owned of record 45.91% of the outstanding Shares of the Portfolio.



          No qualified plan owned 10% or more of the shares of the Trust as a whole.


          The Shares held by the separate accounts of each insurance company, including Shares for which no voting instructions have been received, will be voted by each insurance company in proportion to instructions received from contract owners.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------

          The Portfolio is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware business trust on May 20, 1993. As of the date of this SAI, the Trust consists of fourteen series of shares, known as "Portfolios," three of which offer three classes, ten of which offer two classes of shares and one of which offers one class of shares.

SHARES OF THE TRUST

          The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. The Shares of the Portfolio participate equally in dividends and other distributions by the Portfolio, and in residual assets of the Portfolio in the event of liquidation. Shares of the Portfolio have no preemptive, conversion or subscription rights.

          Money Market Portfolio offers two classes of shares. The Shares discussed in this SAI are offered only in connection with investment in and payments under variable contracts and life insurance contracts, as well as certain qualified retirement plans. The second class of shares, Service Shares, are offered only in connection with investment in and payments under variable insurance contracts and to qualified plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

SHAREHOLDER MEETINGS

          The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called for the Portfolio or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by each Portfolio or class only if a matter affects or requires the vote of only that Portfolio or class or that Portfolio's or class' interest in the matter differs from the interest of the other portfolios or class of the Trust. A shareholder is entitled to one vote for each share owned.

VOTING RIGHTS

          A participating insurance company issuing a variable insurance contract will vote shares in the separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations, a participating insurance company is required to request voting instructions from policy owners and must vote shares in the separate account, including shares for which no instructions have been received, in proportion to the voting instructions received. Additional information may be found in the participating insurance company's separate account prospectus.

          The Trustees are responsible for major decisions relating to the Portfolio's policies and objectives; the Trustees oversee the operation of the Portfolio by its officers and review the investment decisions of the officers.

          The present Trustees were elected at a meeting of shareholders held on January 31, 2002. Under the Trust Instrument, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, bankruptcy, incapacity or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize the Portfolio, to amend the Trust Instrument, to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Trust Instrument, the Trust's Bylaws or the Trustees.

          As mentioned in "Shareholder Meetings", each share of each portfolio of the Trust has one vote (and fractional votes for fractional shares). Shares of all portfolios of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares of all portfolios of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

INDEPENDENT ACCOUNTANTS

          PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, independent accountants for the Portfolio, audit the Portfolio's annual financial statements and prepare its tax returns.

REGISTRATION STATEMENT

          The Trust has filed with the Securities and Exchange Commission, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Portfolio or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
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DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT



          The following audited financial statements for the period ended December 31, 2001 are hereby incorporated into this SAI by reference to the Portfolio's Annual Report dated December 31, 2001:





          Schedule of Investments as of December 31, 2001

          Statement of Assets and Liabilities as of December 31, 2001

          Statement of Operations for the period ended December 31, 2001

          Statement of Changes in Net Assets for the periods ended December 31, 2001 and 2000

          Financial Highlights for each of the periods indicated

          Notes to Financial Statements

          Report of Independent Accountants

          The portions of the Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES RATINGS

Moody's and Standard & Poor's

          MUNICIPAL AND CORPORATE BONDS AND MUNICIPAL LOANS

          The two highest ratings of Standard & Poor's Ratings Services ("S&P") for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

          The two highest ratings of Moody's Investors Service, Inc. ("Moody's") for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2 or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

          SHORT TERM MUNICIPAL LOANS

          S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay debt service will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

          Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

          OTHER SHORT-TERM DEBT SECURITIES

          Prime-1 and Prime-2 are the two highest ratings assigned by Moody's for other short-term debt securities and commercial paper, and A-1 and A-2 are the two highest ratings for commercial paper assigned by S&P. Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of Prime, while S&P uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of
          A. Issuers rated Prime-1 by Moody's have a superior ability for repayment of senior short-term debt obligations and have many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations and display many of the same characteristics displayed by issuers rated Prime-1, but to a lesser degree. Issuers rated A-1 by S&P carry a strong degree of safety regarding timely repayment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. Issuers rated A-2 by S&P carry a satisfactory degree of safety regarding timely repayment.

FITCH

                BOND RATING                  EXPLANATION
                -----------------------------------------------------------------------------------------
                F-1+........................ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of
                                             assurance for timely payment.
                F-1......................... Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.
                F-2......................... Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but
                                             the margin of safety is not as great as the F-1+ and F-1
                                             ratings.

APPENDIX B
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DESCRIPTION OF MUNICIPAL SECURITIES

          MUNICIPAL NOTES generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

          1. Project Notes, which carry a U.S. government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

          2. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

          3. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing Programs.

          4. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

          5. Construction Loan Notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under Fannie Mae or Ginnie Mae.

          6. Tax-Exempt Commercial Paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

          MUNICIPAL BONDS, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:

          1. General Obligation Bonds are issued by such entities as states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

          2. Revenue Bonds in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity, including states, state agencies, cities, counties, authorities of various kinds, such as public housing or redevelopment authorities, and special districts, such as water, sewer or sanitary districts. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

          In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated (see 3 below).

          3. Private Activity Bonds are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing and health. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

          While, at one time, the pertinent provisions of the Internal Revenue Code permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of qualifying projects under the Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated rental multi-family housing facilities, nonprofit hospital and nursing home projects, airports, docks and wharves, mass commuting facilities and solid waste disposal projects, among others, and for the refunding (that is, the tax-exempt refinancing) of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing are expected to become increasingly limited.

          Because of terminology formerly used in the Internal Revenue Code, virtually any form of private activity bond may still be referred to as an "industrial development bond," but more and more frequently revenue bonds have become classified according to the particular type of facility being financed, such as hospital revenue bonds, nursing home revenue bonds, multi-family housing revenues bonds, single family housing revenue bonds, industrial development revenue bonds, solid waste resource recovery revenue bonds, and so on.

          OTHER MUNICIPAL OBLIGATIONS, incurred for a variety of financing purposes, include: municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus.

          Tax-exempt bonds are also categorized according to whether the interest is or is not includible in the calculation of alternative minimum taxes imposed on individuals, according to whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for Federal income tax purposes. Due to the increasing complexity of Internal Revenue Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required, as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

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                                        Denver, CO
                                        80206-4928
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109-22-001 5/02

                                                May 1, 2002

                                                Money Market Portfolio

                               JANUS ASPEN SERIES
                                 SERVICE SHARES

                      Statement of Additional Information

     This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus for the Service Shares (the "Shares") of Money Market Portfolio. The Portfolio is a separate series of Janus Aspen Series, a Delaware trust.

     The Shares of the Portfolio may be purchased only by the separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts (collectively, "variable insurance contracts") and by certain qualified retirement plans. The Portfolio also offers a second class of shares to certain qualified plans or separate accounts of insurance companies.

     This SAI is not a Prospectus and should be read in conjunction with the Prospectus dated May 1, 2002, which is incorporated by reference into this SAI and may be obtained from your insurance company or plan sponsor. This SAI contains additional and more detailed information about the Portfolio's operations and activities than the Prospectus. The Annual and Semiannual Reports, which contain important financial information about the Portfolio, are incorporated by reference into this SAI and are also available, without charge, from your insurance company or plan sponsor.

    [JANUS LOGO]

                                                               Table of contents

                Investment Restrictions and
                Investment Strategies.......................................    2
                Performance Data............................................   10
                Determination of Net Asset Value............................   12
                Investment Adviser..........................................   13
                Custodian, Transfer Agent
                and Certain Affiliations....................................   16
                Portfolio Transactions and Brokerage........................   17
                Trustees and Officers.......................................   19
                Purchase of Shares..........................................   23
                Distribution and Shareholder Servicing Plan.................   24
                Redemption of Shares........................................   25
                Dividends and Tax Status....................................   26
                Principal Shareholders......................................   27
                Miscellaneous Information...................................   28
                   Shares of the Trust......................................   28
                   Shareholder Meetings.....................................   28
                   Voting Rights............................................   28
                   Independent Accountants..................................   29
                   Registration Statement...................................   29
                Financial Statements........................................   30
                Appendix A..................................................   31
                   Description of Securities Ratings........................   31
                Appendix B..................................................   33
                   Description of Municipal Securities......................   33

INVESTMENT RESTRICTIONS AND INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

INVESTMENT RESTRICTIONS

          The Portfolio has adopted certain fundamental investment restrictions that cannot be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or the Portfolio or class of shares if a matter affects just the Portfolio or class of shares), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the Portfolio or class of shares) are present or represented by proxy.

          As used in the restrictions set forth below and as used elsewhere in this SAI, the term "U.S. Government Securities" shall have the meaning set forth in the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act defines U.S. Government Securities as securities issued or guaranteed by the United States government, its agencies or instrumentalities. U.S. Government Securities may also include repurchase agreements collateralized and municipal securities escrowed with or refunded with escrowed U.S. government securities.

          The Portfolio has adopted the following fundamental policies:

          (1) With respect to 75% of its total assets, the Portfolio may not purchase securities of an issuer (other than a U.S. Government Security or securities of another investment company) if: (a) such purchase would, at the time, cause more than 5% of the Portfolio's total assets taken at market value to be invested in the securities of such issuer (except as allowed under Rule 2a-7); or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.

          (2) The Portfolio may not purchase securities if 25% or more of the value of its total assets would be invested in the securities of issuers conducting their principal business activities in the same industry; provided that: (i) there is no limit on investments in U.S. Government Securities or in obligations of domestic commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); (ii) this limitation shall not apply to the Portfolio's investments in municipal securities; (iii) there is no limit on investment in issuers domiciled in a single country; (iv) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance are each considered to be a separate industry); and (v) utility companies are classified according to their services (for example, gas, gas transmission, electric, and telephone are each considered to be a separate industry).

          (3) The Portfolio may not act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

          (4) The Portfolio may not lend any security or make any other loan if, as a result, more than 33 1/3% of the Portfolio's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities or loans, including assignments and participation interests).

          (5) The Portfolio may not purchase or sell real estate or any interest therein, except that the Portfolio may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

          (6) The Portfolio may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Portfolio from purchasing or selling foreign currencies, options, futures, swaps, forward contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

          (7) The Portfolio may not borrow money except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of the Portfolio's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps or forward transactions. The Portfolio may not issue "senior securities" in contravention of the 1940 Act.

          (8) The Portfolio may, notwithstanding any other investment policy or restriction (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Portfolio.

          Investment restriction (1) is intended to reflect the requirements under Section 5(b)(1) of the 1940 Act for a diversified fund. Rule 2a-7 provides that money market funds that comply with the diversification limits of Rule 2a-7 are deemed to comply with the diversification limits of Section 5(b)(1). Thus, the Portfolio interprets restriction (1) in accordance with Rule 2a-7. Accordingly, if securities are subject to a guarantee provided by a non-controlled person, the Rule 2a-7 diversification tests apply to the guarantor, and the diversification test in restriction (1) does not apply to the issuer.

          The Portfolio has adopted the following nonfundamental investment restrictions that may be changed by the Trustees without shareholder approval:

          (1) The Portfolio may not invest in securities or enter into repurchase agreements with respect to any securities if, as a result, more than 10% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in other securities that are not readily marketable ("illiquid securities"). The Trustees, or the Portfolio's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for certain securities such as securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule,
          Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

          (2) The Portfolio may not purchase securities on margin, or make short sales of securities, except for short sales against the box and the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

          (3) The Portfolio may not pledge, mortgage, hypothecate or encumber any of its assets except to secure permitted borrowings or in connection with permitted short sales.

          (4) The Portfolio may not invest in companies for the purpose of exercising control of management.


          Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), the Portfolio may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital Management LLC ("Janus Capital") serves as investment adviser. All such borrowing and lending will be subject to the above limits. The Portfolio will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. The Portfolio will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). The Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional borrowing costs.

          For purposes of the Portfolio's policies on investing in particular industries, the Portfolio will rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single industry are materially different, the Portfolio may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT STRATEGIES

          The Portfolio may invest only in "eligible securities" as defined in Rule 2a-7 adopted under the 1940 Act. Generally, an eligible security is a security that (i) is denominated in U.S. dollars and has a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7); (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "Requisite NRSROs") or is unrated and of comparable quality to a rated security, as determined by Janus Capital; and (iii) has been determined by Janus Capital to present minimal credit risks pursuant to procedures approved by the Trustees. In addition, the Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less. A description of the ratings of some NRSROs appears in Appendix A.

          Under Rule 2a-7, the Portfolio may not invest more than five percent of its total assets in the securities of any one issuer other than U.S. Government Securities, provided that in certain cases it may invest more than 5% of its assets in a single issuer for a period of up to three business days. Investment in demand features, guarantees and other types of instruments or features are subject to the diversification limits under Rule 2a-7.

          Pursuant to Rule 2a-7, the Portfolio will invest at least 95% of its total assets in "first-tier" securities. First-tier securities are eligible securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest rating category by the Requisite NRSROs or are unrated and of comparable quality to a rated security. In addition, the Portfolio may invest in "second-tier" securities which are eligible securities that are not first-tier securities. However, the Portfolio may not invest in a second-tier security if immediately after the acquisition thereof it would have invested more than (i) the greater of one percent of its total assets or one million dollars in second-tier securities issued by that issuer, or (ii) five percent of its total assets in second-tier securities.

          The following discussion of types of securities in which the Portfolio may invest supplements and should be read in conjunction with the Prospectus.

Participation Interests

          The Portfolio may purchase participation interests in loans or securities in which it may invest directly. Participation interests are generally sponsored or issued by banks or other financial institutions. A participation interest gives the Portfolio an undivided interest in the underlying loans or securities in the proportion that the Portfolio's interest bears to the total principal amount of the underlying loans or securities. Participation interests, which may have fixed, floating or variable rates, may carry a demand feature backed by a letter of credit or guarantee of a bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests, the Portfolio will have the right to demand payment, on not more than seven days' notice, for all or a part of the Portfolio's participation interest. The Portfolio intends to exercise any demand rights it may have upon default under the terms of the loan or security, to provide liquidity or to maintain or improve the quality of the Portfolio's investment portfolio. The Portfolio will only purchase participation interests that Janus Capital determines present minimal credit risks.

Variable and Floating Rate Notes

          The Portfolio also may purchase variable and floating rate demand notes of corporations, which are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.

          Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government Securities may be purchased. The rate of interest on securities purchased by the Portfolio may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Portfolio, as well as other money market rates of interest. The Portfolio will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

Mortgage- and Asset-Backed Securities

          The Portfolio may invest in mortgage-backed securities, which represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers, mortgage brokers and savings banks. Mortgage-backed securities may be issued by governmental or government-related entities or by non-governmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers.

          Interests in pools of mortgage-backed securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-backed securities provide periodic payments which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-backed securities are caused by prepayments resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.

          As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the effective maturities. Mortgage-backed securities may have varying assumptions for average life. The volume of prepayments of principal on a pool of mortgages underlying a particular security will influence the yield of that security, and the principal returned to the Portfolio may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had the prepayments not occurred. When interest rates are declining, prepayments usually increase, with the result that reinvestment of principal prepayments will be at a lower rate than the rate applicable to the original mortgage-backed security.

          The Portfolio may invest in mortgage-backed securities that are issued by agencies or instrumentalities of the U.S. government. Ginnie Mae is the principal federal government guarantor of mortgage-backed securities. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae Certificates are debt securities which represent an interest in one mortgage or a pool of mortgages which are insured by the Federal Housing Administration or the Farmers Home Administration or are guaranteed by the Veterans Administration. The Portfolio may also invest in pools of conventional mortgages which are issued or guaranteed by agencies of the U.S. government. Ginnie Mae pass-through securities are considered to be riskless with respect to default in that (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. government, regardless of whether or not payments have been made on the underlying mortgages. Ginnie Mae pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the market value of the Portfolio's Ginnie Mae securities can be expected to fluctuate in response to changes in prevailing interest rate levels.

          Residential mortgage loans are pooled also by Freddie Mac. Freddie Mac is a privately managed, publicly chartered agency created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Freddie Mac issues participation certificates ("PCs") which represent interests in mortgages from Freddie Mac's national portfolio. The mortgage loans in Freddie Mac's portfolio are not U.S. government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on Freddie Mac PCs; the U.S. government does not guarantee any aspect of Freddie Mac PCs.

          Fannie Mae is a government-sponsored corporation owned entirely by private shareholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers which include savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on the pass-through securities issued by Fannie Mae; the U.S. government does not guarantee any aspect of the Fannie Mae pass-through securities.

          The Portfolio may also invest in privately-issued mortgage-backed securities to the extent permitted by their investment restrictions. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations ("CMOs") which are collateralized by mortgage-backed securities issued by Ginnie Mae, Freddie Mac or Fannie Mae or by pools of conventional mortgages.

          Asset-backed securities represent direct or indirect participation in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.

Reverse Repurchase Agreements

          Reverse repurchase agreements are transactions in which the Portfolio sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Portfolio will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities.

          Generally, a reverse repurchase agreement enables the Portfolio to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Portfolio of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Portfolio with those monies.

When Issued and Delayed Delivery Securities

          The Portfolio may purchase securities on a when-issued or delayed delivery basis. The Portfolio will enter into such transactions only when it has the intention of actually acquiring the securities. To facilitate such acquisitions, the Portfolio's custodian will segregate cash or high quality liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, the Portfolio will meet its obligations from maturities, sales of the segregated securities or from other available sources of cash. If it chooses to dispose of the right to acquire a when-issued security prior to its acquisition, the Portfolio could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. At the time it makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Portfolio will record the transaction as a purchase and thereafter reflect the value of such securities in determining its net asset value.

Investment Company Securities

          From time to time, the Portfolio may invest in securities of other investment companies. The Portfolio is subject to the provisions of
          Section 12(d)(1) of the 1940 Act. The Portfolio may invest in securities of money market funds managed by Janus Capital in excess of the limitations of Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus Funds.

Debt Obligations

          Money Market Portfolio may invest in U.S. dollar denominated debt obligations. In general, sales of these securities may not be made absent registration under the Securities Act of 1933 or the availability of an appropriate exemption. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, however, some of these securities are eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.

Obligations of Financial Institutions

          The Portfolio may invest in obligations of financial institutions. Examples of obligations in which the Portfolio may invest include negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. The Portfolio may also invest in Eurodollar and Yankee bank obligations as discussed below and other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Portfolio may invest.

          Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Portfolio but may be subject to early withdrawal penalties and that could reduce the Portfolio's yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.

          Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.


          Foreign, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.


U.S. Government Securities

          Money Market Portfolio may invest in U.S. Government Securities. U.S. Government Securities shall have the meaning set forth in the 1940 Act. The 1940 Act defines U.S. Government Securities to include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. U.S. Government Securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. government securities. U.S. Government Securities in which the Portfolio may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. government agencies and instrumentalities that are backed by the full faith and credit of the U.S. government, such as those guaranteed by the Small Business Administration or issued by Ginnie Mae. In addition, U.S. Government Securities in which the Portfolio may invest include securities supported primarily or solely by the creditworthiness of the issuer, such as securities of Fannie Mae, Freddie Mac and the Tennessee Valley Authority. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. government.

Municipal Leases

          The Portfolio may invest in municipal leases. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities.

          Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. The Portfolio will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus under "Taxable Investments."

          In evaluating municipal lease obligations, Janus Capital will consider such factors as it deems appropriate, including: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality;
          (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, then Janus Capital may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.

          Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Portfolio, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Portfolio.

PERFORMANCE DATA
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          The Portfolio may provide current annualized and effective annualized yield quotations of the Shares based on the Shares' daily dividends. These quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. All performance information supplied by the Portfolio in advertising is historical and is not intended to indicate future returns.

          In performance advertising, the Portfolio may compare any of its performance information with data published by independent evaluators such as Morningstar, Inc., Lipper Analytical Services, Inc., CDC/Wiesenberger, iMoneyNet's Money Fund Report or other companies which track the investment performance of investment companies ("Fund Tracking Companies"). The Portfolio may also compare its performance information with the performance of recognized stock, bond and other indices, including but not limited to the Municipal Bond Buyers Indices, the Salomon Brothers Bond Index, the Lehman Brothers Bond Index, the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Portfolio may refer to general market performance over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"). The Portfolio may also refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of the Portfolio and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines. The Portfolio may also compare the Shares' yield to those of certain U.S. Treasury obligations or other money market instruments.

          Any current yield quotation of the Portfolio's Shares which is used in such a manner as to be subject to the provisions of Rule 482(d) under the Securities Act of 1933, as amended, shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven calendar day period. The current yield of the Portfolio's Shares shall be calculated by (a) determining the net change during a seven calendar day period in the value of a hypothetical account having a balance of one share at the beginning of the period, (b) dividing the net change by the value of the account at the beginning of the period to obtain a base period return, and (c) multiplying the quotient by 365/7 (i.e., annualizing). For this purpose, the net change in account value will reflect the value of additional shares purchased with dividends declared on the original share and dividends declared on both the original share and any such additional shares, but will not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, the Portfolio may advertise effective yield quotations. Effective yield quotations are calculated by adding 1 to the base period return, raising the sum to a power equal to 365/7, and subtracting 1 from the result (i.e., compounding).

          Income calculated for the purpose of determining the yield of the Portfolio's Shares differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for the Portfolio's Shares may differ from the rate of distribution the Shares paid over the same period or the rate of income reported in the Portfolio's financial statements.

          Although published yield information is useful to investors in reviewing the performance of the Portfolio's Shares, investors should be aware that the yield fluctuates from day to day and that the Share's yield for any given period is not an indication or representation by the Portfolio of future yields or rates of return on the Portfolio's Shares. The Shares' yield is not fixed or guaranteed, and an investment in the Portfolio is not insured. Accordingly, the Shares' yield information may not necessarily be used to compare Portfolio Shares with investment alternatives which, like money market instruments or bank accounts, may provide a fixed rate of interest. In addition, because investments in the Portfolio are not insured or guaranteed, the yield information may not necessarily be used to compare the Portfolio with investment alternatives which are insured or guaranteed.

          The Shares' current yield and effective yield for the seven-day period ended December 31, 2001, were 1.83% and 1.85%, respectively.

DETERMINATION OF NET ASSET VALUE
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          Pursuant to the rules of the SEC, the Trustees have established procedures to stabilize the Portfolio's net asset value at $1.00 per Share. These procedures include a review of the extent of any deviation of net asset value per Share as a result of fluctuating interest rates, based on available market rates, from the Portfolio's $1.00 amortized cost price per Share. Should that deviation exceed
          1/2 of 1%, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Portfolio i) will maintain a dollar-weighted average portfolio maturity of 90 days or less; ii) will not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than 397 days; iii) will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that Janus Capital has determined present minimal credit risks pursuant to procedures established by the Trustees; and iv) will comply with certain reporting and recordkeeping procedures. The Trust has also established procedures to ensure that portfolio securities meet the Portfolio's high quality criteria.

INVESTMENT ADVISER
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          As stated in the Prospectus, the Portfolio has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. The Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Portfolio's investments, provide office space for the Portfolio and pay the salaries, fees and expenses of all Portfolio officers and of those Trustees who are affiliated with Janus Capital. Janus Capital also may make payments to selected broker-dealer firms or institutions which were instrumental in the acquisition of shareholders for the Portfolio or which performed services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Portfolio.

          The Portfolio pays custodian agent fees and expenses, brokerage commissions and dealer spreads and other expenses in connection with the execution of Portfolio transactions, legal and accounting expenses, interest and taxes, registration fees, expenses of shareholders' meetings, and reports to shareholders, fees and expenses of Trustees who are not affiliated with Janus Capital, and other costs of complying with applicable laws regulating the sale of Portfolio shares. Pursuant to the Advisory Agreement, Janus Capital furnishes certain other services, including net asset value determination, portfolio accounting and record-keeping for which the Portfolio may reimburse Janus Capital for its costs.

          The Portfolio has agreed to compensate Janus Capital for its advisory services by the monthly payment of an advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. Janus Capital has agreed to reimburse the Portfolio by the amount, if any, that the Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution fee described below, brokerage commissions, interest, taxes and extraordinary expenses, exceed 0.50% of average daily net assets. Mortality risk, expense risk and other charges imposed by participating insurance companies are also excluded from the above expense limitation. Janus Capital has agreed to continue such waivers until at least the next annual renewal of the advisory agreements.

          For the fiscal year ended December 31, 2001, the advisory fee was $241,338. For the fiscal year ended December 31, 2000 and December 31, 1999, the advisory fees were $168,192 and $137,596, respectively.


          The Portfolio's Advisory Agreement is dated April 3, 2002, and will continue in effect until July 1, 2002, and thereafter from year to year so long as such continuance is approved annually by a majority of the Portfolio's Trustees who are not parties to the Advisory Agreement or interested persons of any such party, and by either a majority of the outstanding voting shares of the Portfolio or the Trustees of the Portfolio. The Advisory Agreement i) may be terminated without the payment of any penalty by the Portfolio or Janus Capital on 60 days' written notice; ii) terminates automatically in the event of its assignment; and iii) generally, may not be amended without the approval by vote of a majority of the Trustees, including the Trustees who are not interested persons of the Portfolio or Janus Capital and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of the Portfolio.



          Janus Capital is an indirect subsidiary of Stilwell Financial Inc. ("Stilwell"), is a publicly traded holding company with principal operations in financial asset management businesses. Stilwell, through its subsidiaries, indirectly owns approximately 92% of Janus Capital, and certain Janus Capital employees directly own approximately 8%.


          In approving the Portfolio's existing Advisory Agreement, the Trustees considered various matters relating to the possible effects on Janus Capital and the Portfolio of the expiration of Mr. Bailey's contractual management rights with respect to Janus Capital, including Stilwell's intentions regarding the preservation and strengthening of Janus Capital's business and existing and proposed incentive compensation arrangements for key Janus Capital employees.

          In addition, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue the Portfolio's Advisory Agreement as in effect from year to year. The Trustees considered information about, among other things:

          - Janus Capital and its personnel (including particularly those personnel with responsibilities for providing services to the Portfolio), resources and investment process;

          - the terms of the Advisory Agreement;

          - the scope and quality of the services that Janus Capital has been providing to the Portfolio;

          - the investment performance of the Portfolio and of comparable funds managed by other advisers over various periods;

          - the advisory fee rates payable to Janus Capital by the Portfolio and by other funds and client accounts managed by Janus Capital, and payable by comparable funds managed by other advisers;

          - the total expense ratio of the Portfolio and of comparable funds managed by other advisers;

          - compensation payable by the Portfolio to affiliates of Janus Capital for other services;

          - the profitability to Janus Capital and its affiliates of their relationships with the Portfolio; and

          - Janus Capital's use of the Portfolio's brokerage transactions to obtain research benefiting the Portfolio or other Janus Capital clients at a cost that may be in excess of the amount other brokers would charge or to reduce certain out-of-pocket expenses otherwise payable by the Portfolio.

          Janus Capital acts as sub-advisor for a number of private-label mutual funds and provides separate account advisor services for institutional accounts. Investment decisions for each account managed by Janus Capital, including the Portfolio, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers will be allocated pro rata under procedures adopted by Janus Capital. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

          Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to a portfolio manager who is instrumental in originating or developing an investment opportunity or to comply with a portfolio manager's request to ensure that his or her accounts receive sufficient securities to satisfy specialized investment objectives.

          Pursuant to an exemptive order granted by the SEC, the Portfolio and other funds advised by Janus Capital may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

          Each account managed by Janus Capital has its own investment objective and is managed in accordance with that objective by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

          Janus Capital does not permit portfolio managers to purchase and sell securities for their own accounts except under the limited exceptions contained in the Code of Ethics which applies to Directors/Trustees of Janus Capital and employees of, and persons working on a contractual basis for, Janus Capital and its subsidiaries. The Code of Ethics is on file with and available from the SEC through the SEC Web site at www.sec.gov. The Code of Ethics requires investment personnel and officers of Janus Capital, inside Directors/Trustees of Janus Capital and the Portfolio and other certain designated employees deemed to have access to current trading information to pre-clear all transactions in securities not otherwise exempt under the Code of Ethics. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Portfolio.

          In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel, to various trading restrictions and reporting obligations. All reportable transactions are required to be reviewed for compliance with the Code of Ethics. Those persons also may be required under certain circumstances to forfeit their profits made from personal trading.

          The provisions of the Code of Ethics are administered by and subject to exceptions authorized by Janus Capital.

CUSTODIAN, TRANSFER AGENT AND CERTAIN AFFILIATIONS
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          Citibank, N.A., 111 Wall Street, 24th Floor, Zone 5, New York, NY 10043, is the Portfolio's custodian. The custodian holds the Portfolio's assets in safekeeping and collects and remits the income thereon, subject to the instructions of the Portfolio.


          Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Portfolio's transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping and shareholder relations services to the Portfolio. Janus Services is not compensated for its services related to the Shares, except for out-of-pocket costs.



          Janus Distributors LLC ("Janus Distributors"), 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 (the "Exchange Act") and is a member of the National Association of Securities Dealers, Inc.


          The Portfolio pays DST Systems, Inc. ("DST"), a subsidiary of Stilwell, license fees at the annual rate of $3.98 per shareholder account for the use of DST's shareholder accounting system.

          Prior to June 1, 2001, the Portfolio also paid DST a monthly base fee for the use of its portfolio and fund accounting system, of $265 to $1,323 per month based on the number of Janus funds using the system and an asset charge of $1 per million dollars of net assets (not to exceed $500 per month). Effective June 1, 2001, State Street Bank and Trust Company acquired the portfolio and fund accounting system of DST.

          The Trustees have authorized the Portfolio to use an affiliate of DST as introducing broker for certain Portfolio transactions. Brokerage Commissions paid on such transactions may be used as a means to reduce Portfolio expenses through credits against the charges of DST and its affiliates. Such credits will not reduce the fees Janus Capital is obligated to pay any Portfolio under its waiver agreement, and such Portfolio receives the benefit of any such credits. See "Portfolio Transactions and Brokerage."

PORTFOLIO TRANSACTIONS AND BROKERAGE
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          Decisions as to the assignment of portfolio business for the Portfolio and negotiation of its commission rates are made by Janus Capital whose policy is to seek to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) except to the extent that Janus Capital may be permitted to pay higher commissions for research services as described below.

          Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions. Those factors include, but are not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance and settlement services; and financial stability of the broker or dealer. In addition, Janus Capital may consider the value of research products or services provided by broker-dealers as a factor in selecting brokers and dealers and in negotiating commissions. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. These research and other services may include, but are not limited to, general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and access to third party publications, computer and electronic equipment and software. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts. Much of the research provided to Janus Capital by broker-dealers would otherwise be available to Janus Capital for a cash payment. In some cases, research is generated by third parties, but is provided to Janus Capital through broker-dealers. For example, Janus Capital has arrangements with broker-dealers to allocate brokerage in exchange for, among other things, third-party research reports relating to specific industry fundamentals and trends, third-party research reports providing analysis of micro and macro economic trends, and access to databases providing financial, market, economic and fundamental data. Because Janus Capital receives research from broker-dealers, Janus Capital may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital may also direct trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but direct a portion of the commission to another broker-dealer that supplies Janus Capital with research services and/or products.

          For the fiscal years ended December 31, 2001, December 31, 2000 and December 31, 1999, the Portfolio did not incur any brokerage commissions. The Portfolio generally buys and sells securities in principal and agency transactions in which no commissions are paid. However, the Portfolio may engage an agent and pay commissions for such transactions if Janus Capital believes that the net result of the transaction to the Portfolio will be no less favorable than that of contemporaneously available principal transactions.

          Janus Capital may use research products and services in servicing other accounts in addition to the Portfolio. Fixed-income related research products and services may be paid for by commissions generated by equity trades. If Janus Capital determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for Janus Capital.

          Janus Capital may consider sales of Portfolio shares or shares of other Janus funds by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase such shares as a factor in the selection of broker-dealers to execute Portfolio transactions. Janus Capital may also consider payments made by brokers effecting transactions for a Portfolio i) to the Portfolio or ii) to other persons on behalf of the Portfolio for services provided to the Portfolio for which it would be obligated to pay. In placing portfolio business with such broker-dealers, Janus Capital will seek the best execution of each transaction.

          When the Portfolio purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital better prices and executions will be achieved through the use of a broker.

          As of December 31, 2001, the Portfolio owned securities of its regular broker-dealers (or parents) as shown below:

Name of Broker-Dealer                                               Value of Securities Owned
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ABN AMRO Bank N.V.                                                         $ 6,000,000
Bank One Corp.                                                             $ 2,010,815
Deutsche Banc Alex. Brown, Inc.                                            $13,000,000

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


          The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.



          Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus
          Capital: Janus Investment Fund and Janus Adviser Series. Collectively, these three registered investment companies consist of 51 series or funds.



          The Portfolio's officers are elected annually by the Trustees for a one-year term. The portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Investment Fund and Janus Adviser Series.


----------------------------------------------------------------------------------------------------------------------------------
                                                             TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           NUMBER OF PORTFOLIOS IN
NAME, AGE AND           POSITIONS HELD WITH                            PRINCIPAL OCCUPATIONS DURING THE    FUND COMPLEX OVERSEEN
ADDRESS                 PORTFOLIO             LENGTH OF TIME SERVED    PAST FIVE YEARS                     BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
 Thomas H. Bailey*      President,            5/93-Present             President, Chairman and Chief       51
 100 Fillmore Street    Chairman                                       Executive Officer of Janus
 Denver, CO 80206       and Trustee                                    Capital; President and Director
 Age 64                                                                of the Janus Foundation. Formerly,
                                                                       Director (1978-2002) of Janus
                                                                       Capital Corporation; and
                                                                       Director (1997-2001) of Janus
                                                                       Distributors Inc.
----------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen       Trustee               9/93-Present             Private Investor. Formerly (1997-   51
 100 Fillmore Street                                                   1998) Chief Financial
 Denver, CO 80206                                                      Officer - Boston Market Concepts,
 Age 58                                                                Boston Chicken, Inc., Golden, CO
                                                                       (a restaurant chain)
----------------------------------------------------------------------------------------------------------------------------------
 James T. Rothe         Trustee               1/97 Present             Distinguished Visiting Professor    51
 100 Fillmore Street                                                   of Business, Thunderbird (American
 Denver, CO 80206                                                      Graduate School of International
 Age 57                                                                Management), Phoenix, AZ, and
                                                                       Professor of Business, University
                                                                       of Colorado, Colorado Springs, CO.
                                                                       Formerly (1988-1999) Principal of
                                                                       Phillips-Smith Retail Group,
                                                                       Colorado Springs, CO (a venture
                                                                       capital firm)
----------------------------------------------------------------------------------------------------------------------------------
 William D. Stewart     Trustee               9/93-Present             Corporate Vice President and        51
 100 Fillmore Street                                                   General Manager of MKS
 Denver, CO 80206                                                      Instruments - HPS Products,
 Age 57                                                                Boulder, CO (a manufacturer of
                                                                       vacuum fittings and valves)
----------------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger    Trustee               9/93-Present             Consultant                          51
 100 Fillmore Street
 Denver, CO 80206
 Age 63
----------------------------------------------------------------------------------------------------------------------------------

----------------------  -----------------------
                               TRUSTEES
----------------------  -----------------------

NAME, AGE AND           OTHER DIRECTORSHIPS
ADDRESS                 HELD BY TRUSTEE
----------------------  -----------------------
INTERESTED TRUSTEE
-----------------------------------------------------------------------
 Thomas H. Bailey*      N/A
 100 Fillmore Street
 Denver, CO 80206
 Age 64
-----------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen       N/A
 100 Fillmore Street
 Denver, CO 80206
 Age 58
----------------------------------------------------------------------------------------------------------------------------------
 James T. Rothe         Director, Optika, Inc.;
 100 Fillmore Street    Director, NeoCore Corp.
 Denver, CO 80206
 Age 57
----------------------------------------------------------------------------------------------------------------------------------
 William D. Stewart     N/A
 100 Fillmore Street
 Denver, CO 80206
 Age 57
----------------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger    N/A
 100 Fillmore Street
 Denver, CO 80206
 Age 63
----------------------------------------------------------------------------------------------------------------------------------


* Mr. Bailey is an "interested person" of the Trust by virtue of his positions with Janus Capital.


--------------------------------------------------------------------------------------
                                       OFFICERS
--------------------------------------------------------------------------------------
NAME, AGE AND
ADDRESS               POSITIONS HELD WITH PORTFOLIO    LENGTH OF TIME SERVED
--------------------------------------------------------------------------------------
 J. Eric Thorderson*  Executive Vice President and     1/01-Present
 100 Fillmore Street  Portfolio Manager Money Market
 Denver, CO 80206     Portfolio
 Age 41
--------------------------------------------------------------------------------------
 Thomas A. Early*     Vice President and General       3/98-Present
 100 Fillmore Street  Counsel
 Denver, CO 80206
 Age 47
--------------------------------------------------------------------------------------
 Bonnie M. Howe*      Vice President                   12/99-Present
 100 Fillmore Street
 Denver, CO 80206
 Age 36
--------------------------------------------------------------------------------------
 Kelley Abbott        Vice President and Secretary     12/99-Present
 Howes*
 100 Fillmore Street
 Denver, CO 80206
 Age 36
--------------------------------------------------------------------------------------
 Glenn P.             Treasurer and Chief Accounting   1/96-Present
 O'Flaherty*          Officer
 100 Fillmore Street
 Denver, CO 80206
 Age 43
--------------------------------------------------------------------------------------
 Loren M. Starr*      Vice President and Chief         9/01-Present
 100 Fillmore Street  Financial Officer
 Denver, CO 80206
 Age 40
--------------------------------------------------------------------------------------
 Heidi J. Walter*     Vice President                   4/00-Present
 100 Fillmore Street
 Denver, CO 80206
 Age 34
--------------------------------------------------------------------------------------


--------------------  ----------------------------------------------------------------
                                                OFFICERS
--------------------  ----------------------------------------------------------------
NAME, AGE AND
ADDRESS               PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
--------------------  ----------------------------------------------------------------
 J. Eric Thorderson*  Vice President of Janus Capital. Formerly, Senior Analyst
 100 Fillmore Street  (1996- 1999) for Janus Capital Corporation.
 Denver, CO 80206
 Age 41
--------------------------------------------------------------------------------------
 Thomas A. Early*     Vice President, General Counsel, Secretary and Interim
 100 Fillmore Street  Director of Janus Capital; Vice President, General Counsel
 Denver, CO 80206     and Secretary of Janus Distributors; Vice President, General
 Age 47               Counsel, Secretary and Director of Janus Services, Janus
                      Capital International LLC, Janus Institutional Services LLC,
                      and Janus International Holding LLC; Vice President, General
                      Counsel and Director to Janus International (Asia) Limited
                      and Janus International Limited; Vice President, General
                      Counsel and Secretary to the Janus Foundation; and Director
                      for Janus Capital Trust Manager Limited and Janus World
                      Funds. Formerly, Director of Janus Distributors, Inc. (2001)
                      and Executive Vice President and General Counsel/Mutual
                      Funds (1994-1998) of Prudential Insurance Company.
--------------------------------------------------------------------------------------
 Bonnie M. Howe*      Vice President and Assistant General Counsel to Janus
 100 Fillmore Street  Capital, Janus Distributors and Janus Services. Formerly,
 Denver, CO 80206     Assistant Vice President (1997-1999) and Associate Counsel
 Age 36               (1995-1999) for Janus Capital Corporation and Assistant Vice
                      President (1998-2000) for Janus Service, Inc.
--------------------------------------------------------------------------------------
 Kelley Abbott        Vice President, Assistant General Counsel and Interim
 Howes*               Director of Janus Capital; Vice President and Assistant
 100 Fillmore Street  General Counsel to Janus Distributors and Janus Services.
 Denver, CO 80206     Formerly, Assistant Vice President (1997-1999) of Janus
 Age 36               Capital Corporation; Chief Compliance Officer, Director and
                      President (1997-1999) of Janus Distributors, Inc.; and
                      Assistant Vice President (1998-2000) of Janus Service, Inc.
--------------------------------------------------------------------------------------
 Glenn P.             Vice President of Janus Capital. Formerly, Director of Fund
 O'Flaherty*          Accounting (1991-1997) of Janus Capital Corporation.
 100 Fillmore Street
 Denver, CO 80206
 Age 43
--------------------------------------------------------------------------------------
 Loren M. Starr*      Vice President of Finance, Treasurer, Chief Financial
 100 Fillmore Street  Officer and Interim Director of Janus Capital; Vice
 Denver, CO 80206     President of Finance, Treasurer and Chief Financial Officer
 Age 40               of Janus Services and Janus International Limited; Vice
                      President of Finance, Treasurer, Chief Financial Officer
                      and Director of Janus Distributors, Janus Capital
                      International LLC, Janus Institutional Services LLC and
                      Janus International Holding LLC; and Director of Janus
                      Capital Trust Manager Limited and Janus World Funds.
                      Formerly, Managing Director, Treasurer and Head of
                      Corporate Finance and Reporting (1998-2001) for Putnam
                      Investments; and Senior Vice President of Financial Planning
                      and Analysis (1996-1998) for Lehman Brothers, Inc.
--------------------------------------------------------------------------------------
 Heidi J. Walter*     Vice President and Assistant General Counsel to Janus
 100 Fillmore Street  Capital and Janus Services. Formerly, Vice President and
 Denver, CO 80206     Senior Legal Counsel (1995-1999) for Stein Roe & Farnham,
 Age 34               Inc.
--------------------------------------------------------------------------------------






* "Interested person" of the Trust by virtue of positions with Janus Capital.

          The Trustees are responsible for major decisions relating to the Portfolio's objective, policies and techniques. The Trustees also supervise the operation of the Portfolio by its officers and review the investment decisions of the officers although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has five standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Money Market Committee, Nominating and Governance Committee and Pricing Committee. Information about each of these committees is provided in the following table:

--------------------------------------------------------------------------------------------------------------

                                    FUNCTIONS                               MEMBERS
--------------------------------------------------------------------------------------------------------------
 AUDIT COMMITTEE                    Reviews the financial reporting         Martin H. Waldinger (Chairman)
                                    process, the system of internal         William D. Stewart
                                    control, the audit process, and the     Dennis B. Mullen
                                    Trusts' process for monitoring
                                    compliance with investment
                                    restrictions and applicable laws and
                                    the Trusts' Code of Ethics.
--------------------------------------------------------------------------------------------------------------
 BROKERAGE COMMITTEE                Reviews and makes recommendations       James T. Rothe (Chairman)
                                    regarding matters related to the        William D. Stewart
                                    Trusts' use of brokerage commissions    Dennis B. Mullen
                                    and placement of portfolio
                                    transactions.
--------------------------------------------------------------------------------------------------------------
 MONEY MARKET COMMITTEE             Reviews various matters related to the  William D. Stewart (Chairman)
                                    operations of the Janus Money Market    Dennis B. Mullen
                                    Funds, including compliance with each   James T. Rothe
                                    Trust's Money Market Fund Procedures.
--------------------------------------------------------------------------------------------------------------
 NOMINATING AND GOVERNANCE          Identifies and recommends individuals   Dennis B. Mullen (Chairman)
 COMMITTEE                          for Trustee membership, consults with   William D. Stewart
                                    Management in planning Trustee          Martin H. Waldinger
                                    meetings, and oversees the
                                    administration of, and ensures the
                                    compliance with, the Governance
                                    Procedures and Guidelines adopted by
                                    the Trusts.
--------------------------------------------------------------------------------------------------------------
 PRICING COMMITTEE                  Determines the fair value of            William D. Stewart (Chairman)
                                    restricted securities and other         Dennis B. Mullen
                                    securities for which market quotations  James T. Rothe
                                    are not readily available, pursuant to
                                    procedures adopted by the Trustees.
--------------------------------------------------------------------------------------------------------------

----------------------------------  -----------------------------------
                                    NUMBER OF MEETINGS HELD DURING LAST
                                    FISCAL YEAR
----------------------------------  -----------------------------------
 AUDIT COMMITTEE                    4
-----------------------------------------------------------------------
 BROKERAGE COMMITTEE                5
-----------------------------------------------------------------------
 MONEY MARKET COMMITTEE             4
-----------------------------------------------------------------------
 NOMINATING AND GOVERNANCE          5
 COMMITTEE
-----------------------------------------------------------------------
 PRICING COMMITTEE                  15
-----------------------------------------------------------------------

          The table below gives the dollar range of shares of the Portfolio described in this SAI, as well as the aggregate dollar range of shares of all funds advised and sponsored by Janus Capital (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2001.




-------------------------------------------------------------------------------------
                        DOLLAR RANGE OF EQUITY
NAME OF TRUSTEE         SECURITIES IN THE PORTFOLIO
-------------------------------------------------------------------------------------
INTERESTED TRUSTEE
-------------------------------------------------------------------------------------
 THOMAS H. BAILEY       None
-------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------
 DENNIS B. MULLEN       None
-------------------------------------------------------------------------------------
 JAMES T. ROTHE         None
-------------------------------------------------------------------------------------
 WILLIAM D. STEWART     None
-------------------------------------------------------------------------------------
 MARTIN H. WALDINGER    None
-------------------------------------------------------------------------------------

----------------------  -------------------------------------------------------------
                        AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED
NAME OF TRUSTEE         INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN JANUS FUNDS
----------------------  -------------------------------------------------------------
INTERESTED TRUSTEE
-------------------------------------------------------------------------------------
 THOMAS H. BAILEY       Over $100,000
-------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------
 DENNIS B. MULLEN       Over $100,000
-------------------------------------------------------------------------------------
 JAMES T. ROTHE         Over $100,000
-------------------------------------------------------------------------------------
 WILLIAM D. STEWART     Over $100,000
-------------------------------------------------------------------------------------
 MARTIN H. WALDINGER    Over $100,000
-------------------------------------------------------------------------------------



          As of December 31, 2001, none of the Trustees or their immediate family members owned shares of Janus Capital, Janus Distributors or their control persons.


          The following table shows the aggregate compensation earned by and paid to each Trustee by the Portfolio described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Portfolio or the Janus Funds.

                                                              Aggregate Compensation       Total Compensation
                                                              from the Portfolios for   from the Janus Funds for
                                                                 fiscal year ended         calendar year ended
Name of Person, Position                                         December 31, 2001        December 31, 2001***
-----------------------------------------------------------------------------------------------------------------
Thomas H. Bailey, Chairman and Trustee*                                $  0                     $      0
William D. Stewart, Trustee**                                          $145                     $185,000
Dennis B. Mullen, Trustee**                                            $187                     $185,000
Martin H. Waldinger, Trustee**                                         $130                     $185,000
James T. Rothe, Trustee**                                              $198                     $185,000

  * Mr. Bailey is an interested person of the Portfolio and of Janus Capital and is compensated by Janus Capital.
 ** Independent Trustee.
*** As of December 31, 2001, Janus Funds consisted of three registered investment companies comprised of a total of 51 funds.

PURCHASE OF SHARES
--------------------------------------------------------------------------------

          Shares of the Portfolio can be purchased only by (i) the separate accounts of participating insurance companies for the purpose of funding variable insurance contracts and (ii) qualified plans. Participating insurance companies and certain designated organizations are authorized to receive purchase orders on the Portfolio's behalf, and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by the Portfolio when authorized organizations, their agents or affiliates receive the order. The Portfolio is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Shares of the Portfolio are purchased at the NAV per share as determined at the close of regular trading session of the New York Stock Exchange next occurring after a purchase order is received and accepted by the Portfolio or its authorized agent. In order to receive a day's dividend, your order must be received by the close of the regular trading session of the NYSE. The prospectus for your insurance company's separate account or your plan documents contain detailed information about investing in the Portfolio.

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN
--------------------------------------------------------------------------------

          Under a distribution and shareholder servicing plan ("Plan") adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"), the Shares may pay Janus Distributors, Inc., the Trust's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of the Portfolio. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and shareholder servicing performed by such service providers. The Plan is a compensation type plan and permits the payment at an annual rate of up to 0.25% of the average daily net assets of the Shares of a Portfolio for recordkeeping and administrative services as well as activities which are primarily intended to result in sales of the Shares, including but not limited to preparing, printing and distributing prospectuses, Statements of Additional Information, shareholder reports, and educational materials to prospective and existing contract owners and plan participants; responding to inquiries by contract owners and plan participants; receiving and answering correspondence; contract owner and participant level recordkeeping and administrative services; and similar activities. On December 14, 1999, Trustees unanimously approved the Plan which became effective on that date. The Plan and any Rule 12b-1 related agreement that is entered into by the Portfolio or Janus Distributors in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any related agreements ("12b-1 Trustees"). All material amendments to the Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, the Plan may be terminated at any time, without penalty, by vote of a majority of the outstanding Shares of the Portfolio or by vote of a majority of 12b-1 Trustees.

          For the year ended December 31, 2001, the total amount paid by the Shares to Janus Distributors (substantially all of which Janus Distributors paid out as compensation to broker-dealers and other service providers) under the 12b-1 plan is $0.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

          Redemptions, like purchases, may only be effected through the separate accounts of participating insurance companies or qualified plans. Certain designated organizations are authorized to receive redemption orders on the Portfolio's behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by the Portfolio when authorized organizations, their agents or affiliates receive the order. The Portfolio is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Shares normally will be redeemed for cash, although the Portfolio retains the right to redeem some or all of its shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders by delivery of securities selected from its assets at its discretion. However, the Portfolio is governed by Rule 18f-1 under the 1940 Act, which requires the Portfolio to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, their Portfolio will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Determination of Net Asset Value" and such valuation will be made as of the same time the redemption price is determined.

          The right to require the Portfolio to redeem its Shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

DIVIDENDS AND TAX STATUS
--------------------------------------------------------------------------------

          Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month. The Portfolio intends to qualify as a regulated investment company by satisfying certain requirements prescribed by Subchapter M of the Code. In addition, because a class of shares of the Portfolio are sold in connection with variable insurance contracts, the Portfolio intends to comply with the diversification requirements of Internal Revenue Code Section 817(h) related to the tax-deferred status of insurance company separate accounts.

          All income dividends on the Portfolio's Shares are reinvested automatically in additional Shares of the Portfolio at the NAV determined on the first business day following the record date.

          Because Shares of the Portfolio can only be purchased through variable insurance contracts or qualified plans, it is anticipated that any income dividends or capital gains distributions will be exempt from current taxation if left to accumulate within such plans. See the prospectus for the separate account of the related insurance company or the plan documents for additional information.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------


          The officers and Trustees of the Portfolio cannot directly own Shares of the Portfolio without purchasing an insurance contract through one of the participating insurance companies or through a qualified plan. As a result, such officers and Trustees as a group own less than 1% of the outstanding Shares of the Portfolio. As of April 2, 2002, all of the outstanding Shares of the Portfolio were owned by Janus Capital, which provided seed capital for the Portfolio.


          The Shares held by the separate accounts of each insurance company, including Shares for which no voting instructions have been received, will be voted by each insurance company in proportion to instructions received from contract owners.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------

          The Portfolio is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware business trust on May 20, 1993. As of the date of this SAI, the Trust consists of fourteen series of shares, known as "Portfolios," three of which offer three classes of shares, ten of which offer two classes of shares and one of which offers one class of shares.

SHARES OF THE TRUST

          The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. The Shares of the Portfolio participate equally in dividends and other distributions by the Portfolio, and in residual assets of the Portfolio in the event of liquidation. Shares of the Portfolio have no preemptive, conversion or subscription rights.

          Money Market Portfolio offers two classes of shares. The Shares discussed in this SAI are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. The second class of shares, Institutional Shares, are offered only in connection with investment in and payments under variable contracts and life insurance contracts, as well as certain qualified retirement plans.

SHAREHOLDER MEETINGS

          The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called for the Portfolio or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by each Portfolio or class only if a matter affects or requires the vote of only that Portfolio or class or that Portfolio's or class' interest in the matter differs from the interest of the other portfolios or class of the Trust. A shareholder is entitled to one vote for each Share owned.

VOTING RIGHTS

          A participating insurance company issuing a variable insurance contract will vote shares in the separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations, a participating insurance company is required to request voting instructions from policy owners and must vote shares in the separate account, including shares for which no instructions have been received, in proportion to the voting instructions received. Additional information may be found in the participating insurance company's separate account prospectus.

          The Trustees are responsible for major decisions relating to the Portfolio's policies and objectives; the Trustees oversee the operation of the Portfolio by its officers and review the investment decisions of the officers.

          The present Trustees were elected at a meeting of shareholders held on January 31, 2002. Under the Trust Instrument, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, bankruptcy, incapacity or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize the Portfolio, to amend the Trust Instrument, to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Trust Instrument, the Trust's Bylaws or the Trustees.

          As mentioned in "Shareholder Meetings", each share of each portfolio of the Trust has one vote (and fractional votes for fractional shares). Shares of all portfolios of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares of all portfolios of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

INDEPENDENT ACCOUNTANTS

          PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, independent accountants for the Portfolio, audit the Portfolio's annual financial statements and prepare its tax returns.

REGISTRATION STATEMENT

          The Trust has filed with the Securities and Exchange Commission, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Portfolio or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT



          The following audited financial statements for the period ended December 31, 2001 are hereby incorporated into this SAI by reference to the Portfolio's Annual Report dated December 31, 2001:




          Schedules of Investments as of December 31, 2001

          Statement of Assets and Liabilities as of December 31, 2001

          Statement of Operations for the period ended December 31, 2001

          Statement of Changes in Net Assets for the period ended December 31, 2001

          Financial Highlights for each of the periods indicated

          Notes to Financial Statements

          Report of Independent Accountants

          The portions of the Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES RATINGS

Moody's and Standard & Poor's

          MUNICIPAL AND CORPORATE BONDS AND MUNICIPAL LOANS

          The two highest ratings of Standard & Poor's Ratings Services ("S&P") for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

          The two highest ratings of Moody's Investors Service, Inc. ("Moody's") for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2 or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

          SHORT TERM MUNICIPAL LOANS

          S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay debt service will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

          Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

          OTHER SHORT-TERM DEBT SECURITIES

          Prime-1 and Prime-2 are the two highest ratings assigned by Moody's for other short-term debt securities and commercial paper, and A-1 and A-2 are the two highest ratings for commercial paper assigned by S&P. Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of Prime, while S&P uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of
          A. Issuers rated Prime-1 by Moody's have a superior ability for repayment of senior short-term debt obligations and have many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations and display many of the same characteristics displayed by issuers rated

          Prime-1, but to a lesser degree. Issuers rated A-1 by S&P carry a strong degree of safety regarding timely repayment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. Issuers rated A-2 by S&P carry a satisfactory degree of safety regarding timely repayment.

FITCH

                BOND RATING                  EXPLANATION
                -----------------------------------------------------------------------------------------
                F-1+........................ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of
                                             assurance for timely payment.
                F-1......................... Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.
                F-2......................... Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but
                                             the margin of safety is not as great as the F-1+ and F-1
                                             ratings.

APPENDIX B
--------------------------------------------------------------------------------

DESCRIPTION OF MUNICIPAL SECURITIES

          MUNICIPAL NOTES generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

          1. Project Notes, which carry a U.S. government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

          2. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

          3. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing Programs.

          4. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

          5. Construction Loan Notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under Fannie Mae or Ginnie Mae.

          6. Tax-Exempt Commercial Paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

          MUNICIPAL BONDS, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:

          1. General Obligation Bonds are issued by such entities as states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

          2. Revenue Bonds in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity, including states, state agencies, cities, counties, authorities of various kinds, such as public housing or redevelopment authorities, and special districts, such as water, sewer or sanitary districts. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

          In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated (see 3 below).

          3. Private Activity Bonds are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing and health. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

          While, at one time, the pertinent provisions of the Internal Revenue Code permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of qualifying projects under the Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated rental multi-family housing facilities, nonprofit hospital and nursing home projects, airports, docks and wharves, mass commuting facilities and solid waste disposal projects, among others, and for the refunding (that is, the tax-exempt refinancing) of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing are expected to become increasingly limited.

          Because of terminology formerly used in the Internal Revenue Code, virtually any form of private activity bond may still be referred to as an "industrial development bond," but more and more frequently revenue bonds have become classified according to the particular type of facility being financed, such as hospital revenue bonds, nursing home revenue bonds, multi-family housing revenues bonds, single family housing revenue bonds, industrial development revenue bonds, solid waste resource recovery revenue bonds, and so on.

          OTHER MUNICIPAL OBLIGATIONS, incurred for a variety of financing purposes, include: municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus.

          Tax-exempt bonds are also categorized according to whether the interest is or is not includible in the calculation of alternative minimum taxes imposed on individuals, according to whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for Federal income tax purposes. Due to the increasing complexity of Internal Revenue Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required, as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

                                      [JANUS LOGO]
                                        www.janus.com

                                        100 Fillmore Street
                                        Denver, CO
                                        80206-4928
                                        1-800-525-0020


110-22-701 5/02

                               JANUS ASPEN SERIES

                           PART C - OTHER INFORMATION
ITEM 23    EXHIBITS

           Exhibit 1    (a)   Trust Instrument dated May 19, 1993, is
                              incorporated herein by reference to Registrant's
                              Registration Statement on Form N-1A filed with the Securities and Exchange Commission on May 20, 1993
                              (File No. 33-63212).

                        (b) Amendments to Trust Instrument are incorporated herein by reference to Exhibit 1(b) to Post-Effective Amendment No. 7, filed on February 14, 1996 (File No. 33-63212).

                        (c) Amendment to Trust Instrument dated December 10, 1996 is incorporated herein by reference to
                              Exhibit 1(c) to Post-Effective Amendment No. 10, filed on February 13, 1997 (File No. 33-63212).

                        (d) Amendment to Trust Instrument dated September 14, 1999 is incorporated herein by reference to
                              Exhibit 1(d) to Post-Effective Amendment No. 20, filed on October 26, 1999 (File No. 33-63212).

                        (e) Amendment to Trust Instrument dated December 14, 1999 is incorporated herein by reference to
                              Exhibit 1(e) to Post-Effective Amendment No. 23, filed on February 16, 2000 (File No. 33-63212).

                        (f) Form of Amendment to Trust Instrument dated July 28, 2000, is incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 25, filed on February 14, 2001 (File No. 33-63212).

                        (g) Form of Amendment to Trust Instrument dated August 1, 2000, is incorporated herein by reference to
                              Exhibit 1(g) to Post-Effective Amendment No. 25, filed on February 14, 2001 (File No. 33-63212).

                        (h) Form of Amendment to Trust Instrument dated February 12, 2000, is incorporated herein by reference to Exhibit 1(h) to Post-Effective Amendment No. 25, filed on February 14, 2001 (File No. 33-63212).

                        (i) Form of Amendment to Trust Instrument dated July 31, 2001, is incorporated herein by reference to
                              Exhibit 1(i) to Post-Effective Amendment No. 26, filed on June 1, 2001 (File No. 33-63212).

                        (j) Amendment to Trust Instrument dated September 13, 2001, is incorporated herein by reference to
                              Exhibit 1(j) to Post-Effective No. 27, filed on October 18, 2001 (File No. 33-63212).

           Exhibit 2    (a)   Restated Bylaws are incorporated herein by
                              reference to Exhibit 2(a) to Post-Effective
                              Amendment No. 7, filed on February 14, 1996 (File
                              No. 33-63212).

                        (b) First Amendment to the Bylaws is incorporated herein by reference to Exhibit 2(b) to Post-Effective Amendment No. 7, filed on February 14, 1996 (File No. 33-63212).

           Exhibit 3          Not Applicable

           Exhibit 4    (a)   Investment Advisory Agreement for Growth
                              Portfolio, Aggressive Growth Portfolio, Worldwide
                              Growth Portfolio, Balanced Portfolio, Flexible
                              Income Portfolio and Short-Term Bond Portfolio is incorporated herein by reference to Exhibit 5(a) to Post-Effective Amendment No. 15, filed on
                              February 27, 1998 (File No. 33-63212).

                        (b) Investment Advisory Agreement for International Growth Portfolio is incorporated herein by reference to Exhibit 5(b) to Post-Effective Amendment No. 15, filed on February 27, 1998 (File No. 33-63212).

                        (c) Investment Advisory Agreement for Money Market Portfolio is incorporated herein by reference to
                              Exhibit 5(c) to Post-Effective Amendment No. 15, filed on February 27, 1998 (File No. 33-63212).

                        (d) Investment Advisory Agreement for High-Yield Portfolio is incorporated herein by reference to
                              Exhibit 5(d) to Post-Effective Amendment No. 15, filed on February 27, 1998 (File No. 33-63212).

                        (e) Investment Advisory Agreement for Equity Income Portfolio is incorporated herein by reference to
                              Exhibit 5(e) to Post-Effective Amendment No. 15, filed on February 27, 1998 (File No. 33-63212).

                        (f) Investment Advisory Agreement for Capital Appreciation Portfolio is incorporated herein by reference to Exhibit 5(f) to Post-Effective Amendment No. 15, filed on February 27, 1998 (File No. 33-63212).

                        (g) Form of Investment Advisory Agreement for Growth and Income Portfolio is incorporated herein by reference to Exhibit 5(g) to Post-Effective Amendment No. 12, filed on August 11, 1997 (File No. 33-63212).

                        (h) Investment Advisory Agreement for Global Life Sciences Portfolio is incorporated herein by reference to Exhibit 4(h) to Post-Effective Amendment No. 22, filed on January 14, 2000 (File No. 33-63212).

                        (i) Investment Advisory Agreement for Global Technology Portfolio is incorporated herein by reference to Exhibit 4(i) to Post-Effective Amendment No. 22, filed on January 14, 2000 (File No. 33-63212).

                        (j) Investment Advisory Agreement for Strategic Value Portfolio is incorporated herein by reference to
                              Exhibit 4(j) to Post-Effective Amendment 23, filed on February 16, 2000 (File No. 33-63212).

                        (k) Amendment to Investment Advisory Agreement for Growth Portfolio is incorporated herein by reference to Exhibit 4(k) to Post-Effective Amendment No. 24, filed on April 14, 2000 (File No. 33-63212).

                        (l) Amendment to Investment Advisory Agreement for Aggressive Growth Portfolio is incorporated herein by reference to Exhibit 4(l) to Post-Effective Amendment No. 24, filed on April 14, 2000 (File No. 33-63212).

                        (m) Amendment to Investment Advisory Agreement for Capital Appreciation Portfolio is incorporated herein by reference to Exhibit 4(m) to Post-Effective Amendment No. 24, filed on April 14, 2000 (File No. 33-63212).

                        (n) Amendment to Investment Advisory Agreement for Balanced Portfolio is incorporated herein by reference to Exhibit 4(n) to Post-Effective Amendment No. 24, filed on April 14, 2000 (File No. 33-63212).

                        (o) Amendment to Investment Advisory Agreement for Equity Income Portfolio is incorporated herein by reference to Exhibit 4(o) to Post-Effective Amendment No. 24, filed on April 14, 2000 (File No. 33-63212).

                        (p) Amendment to Investment Advisory Agreement for Growth and Income Portfolio is incorporated herein by reference to Exhibit 4(p) to Post-Effective Amendment No. 24, filed on April 14, 2000 (File No. 33-63212).

                        (q) Amendment to Investment Advisory Agreement for International Growth Portfolio is incorporated herein by reference to Exhibit 4(q) to Post-Effective Amendment No. 24, filed on April 14, 2000 (File No. 33-63212).

                        (r) Amendment to Investment Advisory Agreement for Worldwide Growth Portfolio is incorporated herein by reference to Exhibit 4(r) to Post-Effective Amendment No. 24, filed on April 14, 2000 (File No. 33-63212).

                        (s) Form of Investment Advisory Agreement for Global Value Portfolio dated March 13, 2001 is incorporated herein by reference to Exhibit 4(s) to Post-Effective Amendment No. 25, filed on February 14, 2001 (File No. 33-63212).

                        (t) Form of Amendment to Investment Advisory Agreement for Core Equity Portfolio dated July 31, 2001, is incorporated herein by reference to Exhibit 4(t) to Post-Effective Amendment No. 26, filed on June 1, 2001 (File No. 33-63212).

                        (u) Form of Investment Advisory Agreement for Aggressive Growth Portfolio, Balanced Portfolio, Capital Appreciation Portfolio, Core Equity Portfolio, Flexible Income Portfolio, Global Life Sciences Portfolio, Global Technology Portfolio, Global Value Portfolio, Growth and Income Portfolio, Growth Portfolio, International Growth Portfolio, Money Market Portfolio, Strategic Value Portfolio and Worldwide Growth Portfolio is incorporated herein by reference to Exhibit 4(u) to Post Effective Amendment No. 28, filed on February 21, 2002 (File No. 33-63212).

                        (v) Form of Transfer and Assumption Agreement between Janus Capital Corporation and Janus Capital Management LLC, dated April 1, 2002, is filed herein as Exhibit 4(v).

           Exhibit 5    (a)   Amended Distribution Agreement is incorporated
                              herein by reference to Post-Effective Amendment
                              No. 17 filed on February 26, 1999 (File No.
                              33-63212).

                        (b) Amended Distribution Agreement dated September 14, 1999 is incorporated herein by reference to Post-Effective Amendment No. 20, filed on October 26, 1999 (File No. 33-63212).

                        (c) Form of Distribution and Shareholder Services Agreement for Service Shares for Qualified Plans is incorporated herein by reference to Post-Effective Amendment No. 20, filed on October 26, 1999 (File No. 33-63212).

                        (d) Form of Distribution and Shareholder Services Agreement for Service Shares for Insurance Companies is incorporated herein by reference to Post-Effective Amendment No. 20, filed on October 26, 1999 (File No. 33-63212).

                        (e) Form of Amended and Restated Distribution Agreement, dated September 13, 2001, is incorporated herein by reference to Exhibit 5(e) to Post-Effective No. 27, filed on October 18, 2001 (File No. 33-63212).

                        (f) Form of Distribution and Shareholder Services Agreement for Service II Shares for Qualified Plans is incorporated herein by reference to
                              Exhibit 5(f) to Post-Effective No. 27, filed on October 18, 2001 (File No. 33-63212).

                        (g) Form of Distribution and Shareholder Services Agreement for Service II Shares for Insurance Companies is incorporated herein by reference to
                              Exhibit 5(g) to Post-Effective No. 27, filed on October 18, 2001 (File No. 33-63212).

                        (h) Form of Transfer and Assumption Agreement between Janus Distributors, Inc. and Janus Distributors LLC, dated April 1, 2002, is filed herein as
                              Exhibit 5(h).

           Exhibit 6          Not Applicable

           Exhibit 7    (a)   Form of Custody Agreement between Janus Aspen
                              Series and Investors Fiduciary Trust Company is incorporated herein by reference to Exhibit 8(a) to Post-Effective Amendment No. 11, filed on April
                              30, 1997 (File No. 33-63212).

                        (b) Form of Custodian Contract between Janus Aspen Series and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 8(b) to Post-Effective Amendment No. 11, filed on April 30, 1997 (File No. 33-63212).

                        (c) Letter Agreement dated April 4, 1994 regarding State Street Custodian Agreement is incorporated herein by reference to Exhibit 8(c) to Post-Effective Amendment No. 11, filed on April 30, 1997 (File No. 33-63212).

                        (d) Form of Custodian Agreement between Janus Aspen Series and United Missouri Bank, N.A. is incorporated herein by reference to Exhibit 8(d) to Post-Effective Amendment No. 11, filed on April 30, 1997 (File No. 33-63212).

                        (e) Amendment dated October 11, 1995 of State Street Custodian Contract is incorporated herein by reference to Exhibit 8(e) to Post-Effective Amendment No. 7, filed on February 14, 1996 (File No. 33-63212).

                        (f) Letter Agreement dated September 10, 1996 regarding State Street Custodian is incorporated herein by reference to Exhibit 8(f) to Post-Effective Amendment No. 9, filed on October 24, 1996 (File No. 33-63212).

                        (g) Form of Subcustodian Contract between United Missouri Bank, N.A. and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 8(g) to Post-Effective Amendment No. 9, filed on October 24, 1996 (File No. 33-63212).

                        (h) Form of Letter Agreement dated September 9, 1997, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 8(h) to Post-Effective Amendment No. 14, filed on October 24, 1997 (File No. 33-63212).

                        (i) Form of Global Custody Services Agreement dated March 11, 1999 with Citibank N.A. is incorporated herein by reference to Exhibit 7 to Post-Effective Amendment No. 19, filed on April 30, 1999 (File No. 33-63212).

                        (j) Form of Letter Agreement dated December 17, 1999 regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 7(j) to Post-Effective Amendment No. 22, filed on January 14, 2000 (File No. 33-63212).

                        (k) Amendment to Custodian Contract is incorporated herein by reference to Exhibit 7(k) to Post-Effective Amendment No. 24, filed on April 14, 2000 (File No. 33-63212).

                        (l) Foreign Custody Agreement to State Street Bank and Trust Company Contract, dated December 5, 2000, is incorporated herein by reference to Exhibit 7(l) to Post-Effective Amendment No. 25, filed on February 14, 2001 (File No. 33-63212).

                        (m) Foreign Custody Manager Addendum to Global Custodial Services Agreement with Citibank, N.A., dated December 5, 2000, is incorporated herein by reference to Exhibit 7(m) to Post-Effective Amendment No. 25, filed on February 14, 2001 (File No. 33-63212).

                        (n) Amendment to State Street Bank and Trust Company Custodian Contract, dated December 5, 2000, is incorporated herein by reference to Exhibit 7(n) to Post-Effective Amendment No. 25, filed on February 14, 2001 (File No. 33-63212).

                        (o) Form of Amendment to State Street Bank and Trust Company Custodian Contract, dated December 5, 2000, is incorporated herein by reference to
                              Exhibit 7(o) to Post-Effective Amendment No. 25, filed on February 14, 2001 (File No. 33-63212).

                        (p) Form of Letter Agreement with State Street Bank and Trust Company, dated May 1, 2001, is incorporated herein by reference to Exhibit 7(p) to Post-Effective Amendment No. 25, filed on February 14, 2001 (File No. 33-63212).

                        (q) Form of Letter Agreement with State Street Bank and Trust Company, dated June 1, 2001, is incorporated herein by reference to Exhibit 7(q) to Post-Effective Amendment No. 26, filed on June 1, 2001 (File No. 33-63212).

           Exhibit 8    (a)   Transfer Agency Agreement with Janus Service
                              Corporation is incorporated herein by reference to
                              Exhibit 9(a) to Post-Effective Amendment No. 11, filed on April 30, 1997 (File No. 33-63212).

                        (b) Transfer Agency Agreement as amended May 1, 1997 is incorporated herein by reference to Exhibit 9(b) to Post-Effective Amendment No. 10, filed on February 13, 1997 (File No. 33-63212).

                        (c) Form of Model Participation Agreement is incorporated herein by reference to Exhibit 9(c) to Post-Effective Amendment No. 11, filed on April 30, 1997 (File No. 33-63212).

                        (d) Form of Amended and Restated Transfer Agency Agreement, dated September 13, 2001, is incorporated herein by reference to Exhibit 8(d) to Post-Effective No. 27, filed on October 18, 2001 (File No. 33-63212).

                        (e) Form of Transfer and Assumption Agreement between Janus Service Corporation and Janus Services LLC, dated April 1, 2002, is filed herein as Exhibit 8(e).

           Exhibit 9    (a)   Opinion and Consent of Fund Counsel with respect
                              to shares of Growth Portfolio, Aggressive Growth
                              Portfolio, Worldwide Growth Portfolio, Balanced
                              Portfolio, Flexible Income Portfolio and
                              Short-Term Bond Portfolio is incorporated herein by reference to Exhibit 10 to Post-Effective
                              Amendment No. 11, filed on April 30, 1997 (File
                              No. 33-63212).

                        (b) Opinion and Consent of Fund Counsel with respect to shares of International Growth Portfolio is incorporated herein by reference to Exhibit 10(b) to Post-Effective Amendment No. 11, filed on April 30, 1997 (File No. 33-63212).

                        (c) Opinion and Consent of Fund Counsel with respect to shares of Money Market Portfolio is incorporated herein by reference to Exhibit 10(c) to Post-Effective Amendment No. 11, filed on April 30, 1997 (File No. 33-63212).

                        (d) Opinion and Consent of Fund Counsel with respect to High-Yield Portfolio is incorporated herein by reference to Exhibit 10(d) to Post-Effective Amendment No. 7, filed on February 14, 1996 (File No. 33-63212).

                        (e) Opinion and Consent of Fund Counsel with respect to Equity Income Portfolio and Capital Appreciation Portfolio is incorporated herein by reference to Exhibit 10(e) to Post-Effective Amendment No. 10, filed on February 13, 1997 (File No. 33-63212).

                        (f) Opinion and Consent of Fund Counsel with respect to Growth and Income Portfolio is incorporated herein by reference to Exhibit 10(g) to Post-Effective Amendment No. 12, filed on August 11, 1997 (File No. 33-63212).

                        (g) Opinion and Consent of Fund Counsel with respect to Service Shares of all the Portfolios is incorporated herein by reference to Exhibit 9(i) to Post-Effective 20, filed on October 26, 1999 (File No. 33-63212).

                        (h) Opinion and Consent of Fund Counsel with respect to Global Life Sciences Portfolio and Global Technology Portfolio for Service Shares and Institutional Shares is incorporated herein by reference to Exhibit 9(j) to Post-Effective Amendment No. 21, filed on November 1, 1999 (File No. 33-63212).

                        (i) Opinion and Consent of Fund Counsel with respect to Strategic Value Portfolio for Service Shares and Institutional Shares is incorporated herein by reference to Exhibit 9(k) to Post-Effective Amendment No. 23, filed on February 16, 2000 (File No. 33-63212).

                        (j) Opinion and Consent of Fund Counsel with respect to Global Value Portfolio for Service Shares, dated February 13, 2001, is incorporated herein to
                              Exhibit 9(l) to Post-Effective Amendment No. 25, filed on February 14, 2001 (File No. 33-63212).

                        (k) Opinion and Consent of Fund Counsel with respect to Service II Shares of International Growth Portfolio, Worldwide Growth Portfolio and Global Technology Portfolio is incorporated herein by reference to Exhibit 9(k) to Post-Effective No. 27, filed on October 18, 2001 (File No. 33-63212).

           Exhibit 10 Consent of PricewaterhouseCoopers LLP is filed herein as Exhibit 10.

           Exhibit 11         Not Applicable

           Exhibit 12         Not Applicable

           Exhibit 13   (a)   Form of Distribution and Shareholder Servicing
                              Plan for Service Shares between Janus
                              Distributors, Inc. and Janus Aspen Series is incorporated herein by reference to Exhibit 13(b) to Post-Effective Amendment No. 20, filed on
                              October 26, 1999 (File No. 33-63212).

                        (b) Form of Distribution and Shareholder Servicing Plan for Service II Shares between Janus Distributors, Inc. and Janus Aspen Series, dated October 18, 2001, is incorporated herein by reference to Exhibit 13(b) to Post-Effective No. 27, filed on October 18, 2001 (File No. 33-63212).

           Exhibit 14         Not Applicable

           Exhibit 15   (a)   Rule 18f-3 Plan dated December 10, 1996 is
                              incorporated herein by reference to Exhibit 18 to Post-Effective Amendment No. 10, filed on February
                              13, 1997 (File No. 33-63212).

                        (b) Amendment to Rule 18f-3 Plan dated June 15, 1999 is incorporated herein by reference to Exhibit 15 to Post-Effective Amendment No. 19, filed on June 21, 1999 (File No. 33-63212).

                        (c) Amendment to Rule 18f-3 Plan dated September 14, 1999 is incorporated herein by reference to
                              Exhibit 15(c) to Post-Effective Amendment No. 20, filed on October 26, 1999 (File No. 33-63212).

                        (d) Form of Amended and Restated Rule 18f-3 Plan is incorporated herein by reference to Exhibit 15(d) to Post-Effective Amendment No. 26, filed on June 1, 2001 (File No. 33-63212).

                        (e) Amended and Restated Rule 18f-3 Plan, dated September 13, 2001, is incorporated herein by reference to Exhibit 15(e) to Post-Effective No. 27, filed on October 18, 2001 (File No. 33-63212).

           Exhibit 16   (a)   Code of Ethics is incorporated herein by reference
                              to Exhibit 16(a) to Post-Effective Amendment No.
                              24, filed on April 24, 2000 (File No. 33-63212).

                        (b) Amended Janus Ethics Rules are incorporated herein by reference to Exhibit 16(b) to Post-Effective Amendment No. 26, filed on June 1, 2001 (File No. 33-63212).

                        (c) Amended Janus Ethics Rules are incorporated herein by reference to Exhibit 16(c) to Post-Effective No. 27, filed on October 18, 2001 (File No. 33-63212).

                        (d)   Amended Janus Ethics Rules are filed herein as
                              Exhibit 16(d).

           Exhibit 17 Powers of Attorney are incorporated herein by reference to Exhibit 17 to Post-Effective Amendment No. 25, filed on February 14, 2001 (File No. 33-63212).

ITEM 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

           None

ITEM 25.   INDEMNIFICATION

     Article IX of Janus Aspen Series' Trust Instrument provides for indemnification of certain persons acting on behalf of the Portfolios. In general, Trustees and officers will be indemnified against liability and against all expenses of litigation incurred by them in connection with any claim, action, suit or proceeding (or settlement of the same) in which they become involved by virtue of their office in connection with the Portfolios, unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties, or unless it has been determined that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Portfolios. A determination that a person covered by the indemnification provisions is entitled to indemnification may be made by the court or other body before which the proceeding is brought, or by either a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust nor parties to the proceeding or by an independent legal counsel in a written opinion. The Portfolios also may advance money for these expenses, provided that the Trustee or officer undertakes to repay the Portfolios if his conduct is later determined to preclude indemnification, and that either he provide security for the undertaking, the Trust be insured against losses resulting from lawful advances or a majority of a quorum of disinterested Trustees, or independent counsel in a written opinion, determines that he ultimately will be found to be entitled to indemnification. The Trust also maintains a liability insurance policy covering its Trustees and officers.

ITEM 26.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     The only business of Janus Capital Management LLC is to serve as the investment adviser of the Registrant and as investment adviser or subadviser to several other mutual funds, and for individual, charitable, corporate, private and retirement accounts. Business backgrounds of the principal executive officers and directors of the adviser that also hold positions with the Registrant are included under "Trustees and Officers" in the Statements of Additional Information included in this Registration Statement. The remaining principal executive officers of the investment adviser and their positions with the adviser and affiliated entities are as follows:

NAME AND PRINCIPAL       ADVISER/AFFILIATED             POSITION WITH ADVISER
BUSINESS ADDRESS         ENTITY NAME                    OR AFFILIATED ENTITY

Robin C. Beery*          Janus Capital Management LLC   Vice President and Chief
                                                        Marketing Officer

James P. Goff*           Janus Capital Management LLC   Vice President and
                                                        Director of Research

R. Timothy Hudner*       Janus Capital Management LLC   Vice President and Chief
                                                        Technology Officer
                         Janus Services LLC             President and Director

* Principal address is 100 Fillmore Street, Denver, Colorado 80206-4928.

David R. Kowalski*       Janus Capital Management LLC   Vice President of
                                                        Compliance and Chief
                                                        Compliance Officer
                         Janus Distributors LLC         Vice President and Chief
                                                        Compliance Officer
                         Janus Services LLC             Assistant Vice President

Stephen L. Stieneker*    Janus Capital Management LLC   Vice President and Chief
                                                        Administrative Officer -
                                                        Investments

Mark B. Whiston*         Janus Capital Management LLC   President of Retail and
                                                        Institutional Services
                         Janus Distributors LLC         President and Director
                         Janus Capital International    Co-Chief Executive
                         LLC                            Officer, President and
                                                        Director
                         Janus International (Asia)     President and Director
                         Limited
                         Janus International Limited    President and Director
                         Janus Institutional Services   President and Director
                         LLC
                         Janus International Holding    President and Director
                         LLC
                         Janus Capital Trust            Director
                         Management Limited
                         Janus Universal Funds          Director
                         Janus World Funds Plc.         Director

* Principal address is 100 Fillmore Street, Denver, Colorado 80206-4928.

                                                        OTHER BUSINESS
NAME                     POSITION WITH ADVISER          AFFILIATIONS

Danny R. Carpenter**     Interim Director               Executive Vice President
                                                        Stilwell Financial, Inc.
                                                        920 Main Street, 21st
                                                        Floor
                                                        Kansas City, MO 64105

Daniel P. Connealy**     Interim Director               Vice President and Chief
                                                        Financial Officer
                                                        920 Main Street, 21st
                                                        Floor
                                                        Kansas City, MO 64105

Curt R. Foust**          Interim Director               Associate Counsel
                                                        Janus Capital Management
                                                        LLC
                                                        100 Fillmore Street
                                                        Denver, CO 80206-4928

Gwen E. Royle**          Interim Director               Vice President and
                                                        Secretary
                                                        Stilwell Financial Inc.
                                                        920 Main Street, 21st
                                                        Floor
                                                        Kansas City, MO 64105

**Serving as Interim Director until permanent Board of Directors is selected.
  Expected to occur in May 2002.

ITEM 27.   PRINCIPAL UNDERWRITERS

           (a) Janus Distributors LLC ("Janus Distributors") serves as principal underwriter for the Registrant, Janus Investment Fund and Janus Adviser Series.

           (b) The principal business address, positions with Janus Distributors and positions with Registrant of Thomas A. Early, Bonnie M. Howe, Kelley Abbott Howes and Loren M. Starr, officers and directors of Janus Distributors, are described under "Trustees and Officers" in the Statements of Additional Information included in this Registration Statement. The remaining principal executive officers of Janus Distributors are as follows:

                NAME                            POSITION WITH JANUS DISTRIBUTORS

                Nigel J. Austin*                Vice President
                David R. Kowalski*              Vice President and Chief
                                                Compliance Officer
                Matthew R. Luoma*               Vice President of Taxation
                Blaine L. Newby*                Vice President
                Mark B. Whiston*                President and Director

                * Messrs. Austin, Kowalski, Luoma, Newby and Whiston do not hold any positions with the Registrant. Their principal business address is 100 Fillmore Street, Denver, Colorado 80206-4928.

           (c)  Not Applicable.

ITEM 28.   LOCATION OF ACCOUNTS AND RECORDS

     The accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by Janus Capital Management LLC and Janus Services LLC, both of which are located at 100 Fillmore Street, Denver, Colorado 80206-4928 and by State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351 and Citibank, N.A., 111 Wall Street, 24th Floor, Zone 5, New York, NY 10043.

ITEM 29.   MANAGEMENT SERVICES

     The Registrant has no management-related service contract which is not discussed in Part A or Part B of this form.

ITEM 30.   UNDERTAKINGS

     Not applicable.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Denver, and State of Colorado, on the 29th day of April, 2002.


                                  JANUS ASPEN SERIES


                                  By:   /s/ Thomas H. Bailey
                                        Thomas H. Bailey, President and Chairman

     Janus Aspen Series is organized under a Trust Instrument dated May 19, 1993 and under the laws of the State of Delaware. The obligations of the Registrant hereunder are not binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant personally, but bind only the trust property of the Registrant, as provided in the Trust Instrument. The execution of this Amendment to the Registration Statement has been authorized by the Trustees of the Registrant and this Amendment to the Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them personally, but shall bind only the trust property of the Registrant as provided in its Trust Instrument.

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                         TITLE                           DATE

/s/ Thomas H. Bailey              President, Chairman             April 29, 2002
Thomas H. Bailey                  (Principal Executive
                                  Officer) and Trustee

/s/ Glenn P. O'Flaherty           Treasurer and Chief             April 29, 2002
Glenn P. O'Flaherty               Accounting Officer
                                  (Principal Accounting Officer)

/s/ Loren M. Starr                Vice President, Chief           April 29, 2002
Loren M. Starr                    Financial Officer
                                  (Principal Financial
                                  Officer)

Dennis B. Mullen*                 Trustee                         April 29, 2002
-------------------------
Dennis B. Mullen

James T. Rothe*                   Trustee                         April 29, 2002
-------------------------
James T. Rothe

William D. Stewart*               Trustee                         April 29, 2002
-------------------------
William D. Stewart

Martin H. Waldinger*              Trustee                         April 29, 2002
---------------------
Martin H. Waldinger


/s/ Thomas A. Early                                               April 29, 2002
*By    Thomas A. Early
       Attorney-in-Fact

                                INDEX OF EXHIBITS



          EXHIBIT NUMBER                   EXHIBIT TITLE

          Exhibit 4(v) Form of Transfer and Assumption Agreement between Janus Capital Corporation and Janus Capital
                                           Management LLC, dated April 1, 2002

          Exhibit 5(h) Form of Transfer and Assumption Agreement between Janus Distributors, Inc. and Janus Distributors LLC, dated April 1, 2002

          Exhibit 8(e) Form of Transfer and Assumption Agreement between Janus Service Corporation and Janus Services LLC, dated April 1, 2002

          Exhibit 10                       Consent of PricewaterhouseCoopers LLP

          Exhibit 16(d)                    Amended Janus Ethics Rules